SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by the Registrant                           [X]
Filed by a Party other than the Registrant        [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              ORALABS HOLDING CORP.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]    No fee required

[ ]    $125.00 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A

[X]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1)     Title of each class of securities to which transaction applies:

       Common Stock, $0.001 par value
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2)     Aggregate number of securities to which transaction applies:

       25,741,335 shares
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3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       Per share price based upon average of the high and low prices (i.e., $3.29) reported as of the close of trading on August 14, 2006

       -------------------------------------------------------------------------

4)     Proposed maximum aggregate value of transaction:

       25,741,335 times $3.29  = $84,688,992
       -------------------------------------------------------------------------

5)     Total fee paid: $9,061.72 ($84,688,992 times 0.000107)
                       ---------------------------------------------------------

[X]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount previously paid:

       -------------------------------------------------------------------------

2)     Form, Schedule or Registration Statement Number:

       -------------------------------------------------------------------------

3)     Filing party:

       -------------------------------------------------------------------------

4)     Date filed:

       -------------------------------------------------------------------------

                                 PROXY STATEMENT
                              ORALABS HOLDING CORP.
                              18685 E. Plaza Drive
                             Parker, Colorado 80134
                            Telephone (303) 783-9499



Dear Shareholder:                                            November ____, 2006

     You are cordially invited to attend the annual meeting of shareholders of OraLabs Holding Corp. ("OraLabs" or the "Company") to be held at 18685 E. Plaza Drive, Parker, Colorado on December ____, 2006 at 10:00 a.m., Mountain Time.

     At the meeting you will be asked to consider and vote upon the matters described in the accompanying notice and Proxy Statement. Whether or not you plan to attend the annual meeting, please sign and date the enclosed Proxy card and return it promptly in the enclosed postage-prepaid envelope.

                                               Sincerely,

                                               Your Board of Directors



     The proposed transactions have not been approved or disapproved by the Securities and Exchange Commission (the "Commission") or any state securities regulator nor has the Commission or any state securities regulator passed upon the fairness or merits of the proposed transactions or upon the accuracy or adequacy of the information contained in this document. Any representation to the contrary is unlawful.

     This Proxy Statement and Proxy are being mailed to OraLabs' shareholders on or about November ____, 2006.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTIONS, PASSED UPON THE MERITS OR FAIRNESS OF THE STOCK EXCHANGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 PROXY STATEMENT
                              ORALABS HOLDING CORP.
                              18685 E. Plaza Drive
                             Parker, Colorado 80134
                            Telephone (303) 783-9499

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               December ____, 2006

     At the annual meeting you will be asked to consider and vote upon the following matters:

1. Approval of the issuance by OraLabs of shares representing 94% of the fully diluted outstanding common stock of OraLabs (after giving effect to the redemption and stock issuances described in proposals 2, 3 and 5 below) to Mr. Wo Hing Li, Ms. Leada Tak Tai Li, Mr. Shu Keung Leung, Belmont Capital Group Limited, Advanz Capital, Inc., and Edwon Inc., (collectively referred to as the "PSHL Shareholders"), or their designees, in exchange for the transfer to OraLabs of all of the ownership interests in Partner Success Holdings Limited ("PSHL"), which are held by the PSHL Shareholders.

2. Approval of the redemption of all 3,629,350 of the common stock of OraLabs held by its President, Gary H. Schlatter, individually, in exchange for the transfer to Mr. Schlatter of all of the common stock held by OraLabs in its wholly-owned subsidiary, OraLabs, Inc.

3. Approval of the 2006 Director Stock Plan (a copy of which is attached as Annex 3 to the accompanying Proxy Statement) and the issuance under that Plan of 200,000 shares to Michael I. Friess and 100,000 shares to Robert C. Gust.

4. Approval to issue an undetermined number of shares of OraLabs common stock, shares of preferred stock convertible into OraLabs common stock or warrants to purchase OraLabs common stock, in an aggregate amount of up to 22,600,000 shares of common stock, in connection with potential equity financing.

5. Approval of the sale to OraLabs, Inc., the wholly-owned subsidiary of OraLabs, of up to 100,000 shares of OraLabs common stock to satisfy an indemnity obligation of OraLabs, Inc. in connection with the closing of the transactions described in this Proxy Statement.

6. Approval of the change in OraLabs' state of incorporation from the State of Colorado to the State of Delaware by merging OraLabs into a newly-formed wholly-owned Delaware subsidiary, China Precision Steel, Inc. (the "Surviving Corporation") which upon closing will effect the following:

        (a) China Precision Steel, Inc. will be the Surviving Corporation; and

        (b) The authorized capital of the Surviving Corporation will consist of 62,000,000 shares of common stock, par value $0.001 per share, and 8,000,000 shares of preferred stock, par value $.001 per share.

7. Election of Mr. Wo Hing Li and Mr. Hai Sheng Chen as executive directors and Mr. Che Kin Lui, Mr. David Peter Wong, and Mr. Tung Kuen Tsui, the individuals designated by PSHL, as independent non-executive directors of the Surviving Corporation, China Precision Steel, Inc.

8. Approval of the 2006 Omnibus Long-Term Incentive Plan (a copy of which is attached as Annex 4 to the accompanying Proxy Statement) of OraLabs that will allow the Surviving Corporation to grant an aggregate of 2,165,220 shares of its common stock through stock options and restricted stock awards to qualified key employees.

9. Ratification of the appointment of Murrell, Hall, McIntosh & Co., PLLP as our independent registered public accounting firm for fiscal year 2006.

10. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     All of the above transactions are contemplated by the Stock Exchange Agreement ("Exchange Agreement"), dated as of March 31, 2006, as amended, by and among OraLabs, PSHL and Wo Hing Li. None of the proposals will be given effect unless all of the proposals are approved by the shareholders. In light of the actual conflicting interest of Mr. Schlatter in the transactions, the Board of Directors formed a Special Committee consisting of Michael I. Friess and Robert
C. Gust to evaluate the Exchange Agreement and to negotiate it on behalf of OraLabs. The Board of Directors, considering among other things, the recommendation of the Special Committee, has approved the Exchange Agreement and the described transactions and determined them to be advisable. Approval of the Board was unanimous except that Mr. Schlatter abstained from the vote. As the two members of the Special Committee are each to receive shares of OraLabs common stock at the Closing, the Special Committee retained the services of Capitalink, L.C., the Special Committee's financial advisor, who provided its written opinion that as of July 19, 2006, based on and subject to the limitations, assumptions and qualifications stated in its opinion, the completion of the transactions contemplated by the Exchange Agreement is fair to OraLabs' nonaffiliated public shareholders from a financial point of view.

     The Board of Directors has fixed the close of business on October 27, 2006 as the record date for determining all shareholders entitled to receive notice of the annual meeting and to vote at such meeting or any adjournment(s) thereof. A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shares representing a majority of the voting power of the outstanding shares are represented by shareholders present at the meeting in person or by proxy. The approval of Proposal 2 requires the affirmative vote of the holders of at least the majority of the shares of our common stock entitled to vote as of the record date. The approval of the other proposals requires the affirmative vote of the votes cast at the meeting in person or by proxy for each proposal.

     The Board of Directors appreciates and welcomes shareholder participation in OraLabs' affairs. Whether or not you plan to attend the annual meeting, please vote by completing, signing and dating the enclosed Proxy and returning it promptly to OraLabs in the enclosed self-addressed, postage-prepaid envelope. If you attend the meeting, you may revoke your Proxy and vote your shares in person.

     The transactions are described in the accompanying Proxy Statement, which you are urged to read carefully. A copy of the Stock Exchange Agreement as amended is attached as Annex 1 to the accompanying Proxy Statement.

                                             By Order of the Board of Directors

                                             Michael I. Friess, Secretary

Parker, Colorado

November ___, 2006

                                TABLE OF CONTENTS


SUMMARY TERM SHEET...........................................................1
QUESTIONS AND ANSWERS ABOUT THE PROPOSED TRANSACTIONS........................5
SUMMARY......................................................................6
Reasons for Engaging in the Transactions.....................................6
Recommendation of the Special Committee and Board of Directors...............7
Opinion of Capitalink, L.C...................................................7
OraLabs' Position as to the Fairness of the Proposed Transactions............7
Shares Outstanding After Closing.............................................8
Plans for OraLabs After Closing of the Proposed Transactions.................8
Conditions to the Exchange Agreement.........................................9
Termination of the Exchange Agreement........................................9
PSHL BUSINESS................................................................9
History and Development of PSHL..............................................9
General......................................................................9
Products....................................................................10
Raw Materials...............................................................11
China Steel Industry........................................................13
Competition.................................................................14
Intellectual Property.......................................................15
Research and Development....................................................16
Quality Control.............................................................16
Sales and Marketing.........................................................16
Taxes.......................................................................17
Employees...................................................................17
Property....................................................................17
Legal Proceedings...........................................................17
Risk Factors................................................................18
Risks Relating to this Transaction..........................................18
PSHL Directors, Officers and Key Employees..................................24
Involvement in Certain Legal Proceedings....................................25
Executive Compensation......................................................25
SUMMARY HISTORICAL FINANCIAL DATA FOR ORALABS...............................26
SUMMARY HISTORICAL FINANCIAL DATA FOR PSHL..................................27
PRO FORMA COMBINED SUMMARY OF HISTORICAL FINANCIAL DATA.....................28
PSHL'S MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS...........29
Caution Regarding Forward-Looking Information...............................29
Introduction................................................................29
Plan of Operations..........................................................30
Liquidity and Capital Resources.............................................32
Contractual Obligations.....................................................33
Liquidity and Capital Resources.............................................35
INFORMATION CONCERNING THE ANNUAL MEETING...................................36
Time, Place and Date........................................................36
Purpose of the Annual Meeting...............................................36
Record Date; Voting at the Meeting; Quorum..................................36
Required Vote...............................................................36
Voting and Revocation of Proxies............................................37
Action to be Taken at the Annual Meeting....................................37
Proxy Solicitation..........................................................37
SPECIAL FACTORS.............................................................37
Background of the Proposed Transactions.....................................37
Recommendation of the Special Committee and
  Board of Directors; Fairness of the Proposed Transactions.................42
Special Committee...........................................................42
OraLabs Board of Directors..................................................43
Benefits and Detriments of the Proposed
  Transactions to OraLabs' Nonaffiliated Shareholders.......................45
Opinion of Financial Advisor to the Special
  Committee of the Board of Directors....................................
Interests of Certain Persons in the Proposed Transactions...................55
NASDAQ Listing..............................................................56
MARKET FOR THE COMMON STOCK.................................................57
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..............58
Change in Control...........................................................58
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS: ORALABS.....................59
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS: PSHL........................60
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT...........................61
EXECUTIVE COMPENSATION......................................................61
MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTIONS.......61
Material Federal Income Tax Consequences to OraLabs Holding Corp............62
FEES AND EXPENSES...........................................................62
THE EXCHANGE AGREEMENT......................................................64
The Stock Exchange..........................................................64
Conditions to the Closing of the Exchange Agreement.........................65
Representations and Warranties..............................................65
Covenants...................................................................66
Indemnification.............................................................66
Termination of the Exchange Agreement.......................................67
Fees and Expenses...........................................................67
Amendment/Waiver............................................................67
Tax Indemnity...............................................................67
PROPOSAL 1..................................................................67
PROPOSAL 2..................................................................68
PROPOSAL 3..................................................................68
PROPOSAL 4..................................................................69
PROPOSAL 5..................................................................70
PROPOSAL 6..................................................................72
PROPOSAL 7..................................................................80
PROPOSAL 8..................................................................82
PROPOSAL 9..................................................................88
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS...................89
FINANCIAL STATEMENTS........................................................89
WHERE YOU CAN FIND MORE INFORMATION.........................................89
SHAREHOLDER MEETINGS AND PROPOSALS..........................................89
AVAILABLE INFORMATION.......................................................90
SOLICITATION AND EXPENSES...................................................91
ORALABS CONSOLIDATED FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT....
ORALABS UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS...........................
PSHL AUDITED FINANCIAL STATEMENTS.............................................
PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS...............

ANNEXES.......................................................................
1........STOCK EXCHANGE AGREEMENT, AS AMENDED
2.       OPINION OF CAPITALINK, L.C.
3.       2006 DIRECTOR STOCK PLAN
4.       2006 OMNIBUS LONG-TERM INCENTIVE PLAN
5.       AGREEMENT AND PLAN OF MERGER
6.       CERTIFICATE OF INCORPORATION
7.       BYLAWS
8.       TAX INDEMNITY AGREEMENT

                               SUMMARY TERM SHEET

     The following summarizes the principal terms of the proposed transactions under which OraLabs Holding Corp., a Colorado corporation ("OraLabs" or the "Company"), will acquire the business of Partner Success Holdings Limited ("PSHL") as a wholly-owned subsidiary of OraLabs. None of the transactions will occur unless all of the transactions are approved by the shareholders. At the same Closing, the ownership of OraLabs, Inc., the OraLabs' operating subsidiary (the "Subsidiary") that conducts the Company's current business, will be transferred to the President of the Company in exchange for the redemption by OraLabs of all of the stock in OraLabs owned by him individually. This Summary Term Sheet does not contain all of the information that may be important for you to consider when evaluating the merits of the transactions, and is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement, including the annexes to it. You are encouraged to read this Proxy Statement and the annexes in their entirety before voting. Section references are included below to direct you to a more complete description of the topics discussed in this Summary Term Sheet.

     The companies that are the parties to the proposed transactions are OraLabs Holding Corp., 18685 E. Plaza Drive, Parker, Colorado 80134, telephone (303) 783-9499, and Partner Success Holdings Limited, 8th Floor, Teda Building, 87 Wing Lok Street, Sheungwan, Hong Kong, the People's Republic of China. In addition, Gary H. Schlatter, (18685 E. Plaza Drive, Parker, Colorado 80134, telephone (303) 783-9499), will acquire sole ownership of OraLabs, Inc., the Company's wholly-owned subsidiary, as part of closing the contemplated transactions.

     o You are being asked to approve the following transactions that are described in the Stock Exchange Agreement ("Exchange Agreement"), dated as of March 31, 2006, as amended:

          o OraLabs' acquisition of all of the ownership of PSHL in exchange for OraLabs' issuance to Mr. Wo Hing Li, Ms. Leada Tak Tai Li, Mr. Shu Keung Leung, Belmont Capital Group Limited, Advanz Capital, Inc., and Edwon Inc., (collectively referred to as the "PSHL Shareholders") of 94% of all of the common stock of OraLabs (under its new name, China Precision Steel, Inc.) outstanding upon completion of the transactions;

          o OraLabs' issuance to Gary H. Schlatter, OraLabs' President, of the entire ownership of its Subsidiary and redemption by OraLabs of Mr. Schlatter's shares of OraLabs owned by him individually;

          o the 2006 Director Stock Plan and the issuance to non-employee directors of 300,000 shares of OraLabs common stock (approximately 1.1% of the number of shares to be outstanding after completion of the proposed transactions);

          o the authorization to issue an undetermined number of shares of OraLabs common stock, shares of preferred stock convertible into OraLabs common stock or warrants to purchase OraLabs common stock, in an aggregate amount of up to 22,600,000 shares of common stock, in connection with potential equity financings;

          o the sale to OraLabs, Inc., the wholly-owned subsidiary of OraLabs, of up to 100,000 shares of OraLabs common stock (approximately 0.4% of the number of shares to be outstanding after completion of the proposed transactions) to satisfy an indemnity obligation of OraLabs, Inc. in connection with the closing of the transactions described in this Proxy Statement;

          o the reincorporation of OraLabs into the State of Delaware which will include a name change to China Precision Steel, Inc. and an authorized capital of 62,000,000 shares of common stock, par value $0.001 per share, and 8,000,000 shares of preferred stock, par value $.001 per share;

          o the 2006 Omnibus Long-Term Incentive Plan that will allow the Surviving Corporation, China Precision Steel, Inc., to grant stock options and restricted stock awards to qualified key employees;

          o the election of directors and ratification of the Company's auditors. See "Summary".

     o The effect of these transactions will include that after the Closing, OraLabs (under its new name, China Precision Steel, Inc.) will conduct the business of PSHL rather than the OraLabs' business it previously conducted.

     o You will not receive any securities, money or any other consideration as part of the Closing of the transactions, and the interest held by nonaffiliated OraLabs shareholders, which is currently about 1,107,915 shares, or 22.8% of the OraLabs outstanding common stock, will be reduced to approximately 4.1%. The total number of shares outstanding upon Closing of the transactions will be approximately 27,065,250 assuming that 5,000 outstanding employee options and 5,000 director options to be outstanding are exercised prior to Closing and that OraLabs, Inc. purchases all 100,000 shares to satisfy an indemnity obligation. See "The Exchange Agreement - The Stock Exchange".

     o On July 19, 2006, Capitalink, L.C. rendered its opinion to the Special Committee that, as of that date and subject to the assumptions, qualifications and limitations set forth in its opinion, the transactions contemplated by the Exchange Agreement were fair, from a financial point of view, to the holders of OraLabs common stock other than OraLabs' officers and directors and their affiliates. The complete Capitalink opinion is attached to this Proxy Statement as Annex 2. Any summary of Capitalink's opinion in this Proxy Statement is qualified by reference to the full text of the Opinion that is attached as Annex 2 and which we urge you to read carefully in its entirety. The Opinion was directed to our Special Committee and does not constitute a recommendation as to how any holder of our common stock should vote on the proposed transactions. See "Special Factors - Opinion of Financial Advisor to the Special Committee".

     o The Special Committee consists of two members of the Board of Directors, Mr. Friess and Mr. Gust. They are independent directors, but as part of the Closing they will receive compensation in the form of shares of common stock (see "Certain Relationships and Related Transactions"). The Special Committee determined that the transactions are fair to and in the best interests of our common shareholders, other than our officers, directors and their affiliates, and has recommended to our Board that the transactions should be completed under the terms of the Exchange Agreement. See "Special Factors - Recommendation of the Special Committee". Acting on the recommendation of the Special Committee, our Board of Directors (with Mr. Schlatter abstaining, the result of which is that the vote by the Board was made by the same individuals who comprised the Special Committee) approved the Exchange Agreement and authorized the transactions contemplated in that document, and recommends that you vote for approval and adoption of all of the transactions contemplated in that document. See "Special Factors - OraLabs Board of Directors".

     o After Closing, our current shareholders will no longer have an interest in the business of OraLabs but instead will have an interest in the business of PSHL (under its new name, China Precision Steel, Inc.). As noted above, the current shareholders will sustain considerable dilution as a result of closing the transactions, and shareholders do not have appraisal rights. PSHL's business operations are subject to numerous risks, including such risks as dependence on certain customers, competition in the specialty precision steel industry, rising prices of raw materials and PSHL's reliance on its officers and key employees. The Chinese government could change its policies, laws and regulations in a manner that would be detrimental to PSHL's operations, and there are greater uncertainties relating to the status of laws and regulations with respect to a company operating in China than the laws and regulations to which OraLabs is subject to by operating in the United States. PSHL's operations may not continue to be profitable after the Closing of the transactions, notwithstanding its profitable history during the past two years. In addition, shareholders will face risks relating to foreign currency exchange issues and dilution that may occur as a result of PSHL's issuing additional shares to others. See "PSHL Business - Risk Factors".

     o As the following discussion indicates, Mr. Schlatter owns sufficient shares to assure that a quorum of shareholders will be present at the meeting and the requisite number of shares will approve all of the proposed transactions. In order to approve and adopt the proposals, a quorum of shareholders must be present in person or by proxy at the meeting and the proposals must be approved by a majority of shares entitled to vote (with respect to the redemption of Mr. Schlatter's shares under Proposal 2) and by a majority of the votes cast at the meeting with respect to the other proposals. Therefore, a non-vote will have the same effect as a vote against Proposal 2 but will not have an effect with respect to the other proposals. Gary H. Schlatter, the President of the Company and the owner individually of approximately 77% of the outstanding common stock, has agreed to vote in favor of all of the matters to be conducted at the annual meeting. If you vote by proxy, you have the right to attend the shareholders' meeting and revoke your proxy at any time prior to the vote. However, attendance at the meeting without casting a ballot will not, by itself, constitute revocation of a proxy. See "Information Concerning the Annual Meeting".

     o The common stock of OraLabs is presently listed for public trading on the NASDAQ Capital Market. Under NASDAQ rules, in order to maintain the listing upon completion of the Closing, the Surviving Corporation, China Precision Steel, Inc., must meet the more strict listing requirements for a company applying to NASDAQ for a new listing rather than the less strict requirements for a continued listing. PSHL believes that upon completion of the Closing, the Surviving Corporation will meet all of the requirements for a new listing. If upon Closing, the Surviving Corporation does not meet the minimum bid price and all other new listing requirements, OraLabs and PSHL expect that the Surviving Corporation's common stock will be delisted from NASDAQ. In that event, OraLabs and PSHL expect that the common stock will continue to be publicly traded on the NASD Electronic Bulletin Board over-the-counter market (OTC-BB) until it meets the listing requirements of the NASDAQ Capital Market, if ever. PSHL intends to submit a listing application to the NASDAQ Capital Market shortly after this Proxy Statement is filed. See "Recommendation of the Special Committee and Board of Directors; Fairness of the Proposed Transactions - NASDAQ Listing".

     o Mr. Schlatter has an actual conflict of interest in that, upon completion of the proposed transactions, he will become the sole owner of OraLabs, Inc., which he intends to continue to operate as a private company. Mr. Schlatter currently owns approximately 77% of the outstanding shares of the Company (see, "Security Ownership of Certain Beneficial Owners and Management"), and upon Closing he will own 100% of OraLabs, Inc., so in essence he will be acquiring the additional 23% of OraLabs, Inc. in exchange for his relinquishment of his 77% ownership interest in the Company. The Schlatter Family Partnership, of which Mr. Schlatter and his spouse are the general partners, will retain ownership of 100,000 shares (approximately 0.4% of the number of shares to be outstanding after completion of the proposed transactions) of the Company, the worth of which will depend upon the price of the common stock immediately prior to the Closing. In addition, it is expected that Oralabs, Inc. will purchase up to 100,000 shares of common stock of the Company as part of the Closing in order to provide funds to the Company with respect to an estimated income tax liability arising out of the closing of the transactions (see Exchange Agreement - The Stock Exchange"). The remaining directors, who are not employees of the Company, will cumulatively receive 300,000 shares of OraLabs common stock (approximately 1.1% of the number of shares to be outstanding after completion of the proposed transactions) as part of the Closing, the value of which will depend upon the price of the common stock on the date of Closing. Accordingly, all of the directors have interests in the proposed transactions that are in addition to or different from the interests of our shareholders generally and such interests create actual or potential conflicts of interest (see "Certain Relationships and Related Transactions - OraLabs"). The Board of Directors formed a Special Committee consisting of Messrs. Friess and Gust, who negotiated the Exchange Agreement with PSHL, hired their own legal counsel, and obtained a fairness opinion from an independent third party. To review the factors considered by the Special Committee and the Board of Directors in approving the Exchange Agreement, see "Special Factors".

     o Closing of the transactions is subject to the satisfaction or waiver of various conditions described in the contract documents, including conditions that are customary in transactions of this type. Shareholders of the Company do not have appraisal rights in connection with the proposed transactions. The Exchange Agreement may be terminated at any time before the completion of the transactions by the mutual written consent of its parties or by any party in certain instances described in the Exchange Agreement. Any party can waive the provisions of any condition that is for its benefit. If any material condition is waived, the Company will recirculate a new proxy statement and resolicit the vote prior to Closing. See "Termination of the Exchange Agreement".

     o The transactions will not be taxable to the public shareholders of OraLabs. The transactions by which shares representing 94 percent of the outstanding OraLabs shares will be issued to the PSHL Shareholders in exchange for the Company's acquisition of all of the ownership interests in PSHL will constitute a tax-free transaction. The transaction by which ownership of the Subsidiary will be distributed to Mr. Schlatter in consideration for the redemption of his shares that he owns in the Company, will constitute a taxable event to OraLabs, with respect to which OraLabs, Inc. has agreed to indemnify the Company (see "Material Federal Income Tax Consequences of the Proposed Transactions"). In addition, the transaction by which OraLabs will acquire ownership of PSHL will be treated as a recapitalization of PSHL for financial reporting purposes, which is not expected to have a material impact upon the Surviving Corporation's financial statements.

     o Upon consummation of the reverse merger, Belmont Capital Group Limited ("Belmont Capital"), a Hong Kong-based financial consulting firm providing investment banking and related services to PSHL, is entitled to receive, as partial compensation for its services rendered to PSHL in connection with the proposed transactions, 8% of the common stock of the Surviving Corporation, subject to certain adjustments, which may reduce or increase such percentage to a maximum of 10%. Neither PSHL nor OraLabs will issue new shares to Belmont Capital in connection with any such compensation. Mr. Wo Hing Li, the principal shareholder of PSHL, has agreed to transfer a requisite portion of his shareholding in the Surviving Corporation to Belmont Capital in order to fulfill any such equity compensation due to Belmont Capital. As a result, there will be no dilution to shareholders in the Surviving Corporation as a result of such share transfer. Belmont Capital is also entitled to certain cash payments in the event that its consulting agreement with PSHL is terminated and in certain other circumstances, which are described elsewhere in this Proxy Statement.

              QUESTIONS AND ANSWERS ABOUT THE PROPOSED TRANSACTIONS

Q: What happens to my stock ownership in OraLabs after the transactions are closed?

A: Your stock ownership in OraLabs will not change. Nonaffiliated shareholders of OraLabs will retain their current stock that consists of approximately 1,107,915 shares. If the transactions close, nonaffiliated shareholders who own approximately 22.8% of the Company will instead own about 4.1% of the then-outstanding shares. See "The Exchange Agreement - The Stock Exchange".

Q: Do shareholders of OraLabs have the right to dissent and seek appraisal of the fair value of their shares if they do not approve the transactions?

A:   No.

Q:   When do you expect the transactions to close?

A: We are working to complete the transactions as quickly as possible. If the proposed transactions are approved and the other conditions to Closing are satisfied, we expect to complete the transactions in or about December 2006. However, there can be no assurance that the transactions will close by that time, or at all.

Q:   What vote of shareholders is required to approve the transactions?

A: A quorum of shareholders is necessary to hold a valid meeting. Mr. Schlatter entered into a voting agreement pursuant to which he has agreed to vote in favor of the proposals set forth in this Proxy Statement, and his vote alone is sufficient to meet the quorum requirements and approve all of the proposed transactions.

                                     SUMMARY

     The following summarizes the material aspects of the proposed transactions and highlights selected information contained elsewhere in this Proxy Statement. This summary may not contain all of the information that is important to you, and is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement, including the annexes to it. To understand the proposed transactions fully and for a more complete description of the proposed transactions, you should carefully read this entire Proxy Statement, including the annexes to it.

     OraLabs will hold its annual meeting of shareholders of OraLabs at 10:00 a.m. Mountain Time on December ____, 2006 at the principal offices of OraLabs, 18685 E. Plaza Drive, Parker, Colorado. Only OraLabs shareholders of record at the close of business on the record date, October 27, 2006, will be entitled to receive notice of, and to vote at, the annual meeting. On the record date, there were 4,848,265 shares of common stock outstanding and entitled to one vote per share at the annual meeting. OraLabs' shares are held by approximately 869 shareholders of record as of October 27, 2006, although there is an additional number of beneficial owners of our common stock that are held in nominee names.

     There are a number of factors that you should consider in connection with deciding how to vote your shares. They include:

     o    the background of the transactions;

     o the factors considered by the Special Committee and the Board of Directors;

     o    the opinion of the financial advisor to the Special Committee;

     o    the recommendation of the Special Committee to the Board of Directors;

     o    the purpose and effect of the proposed transactions; and

     o the conflict of interests of certain persons in the proposed transactions.

     These factors, in addition to several other factors to be considered in connection with the proposed transactions, are described in this Proxy Statement. For a detailed discussion of each of these factors, see "Special Factors".

Reasons for Engaging in the Transactions (See "Special Factors - Background of the Proposed Transactions")

     The Company's operating subsidiary, OraLabs, Inc., has been in business since 1990 and became public via a reverse merger in 1997. Prior to becoming public, the sole owner of the subsidiary was Mr. Gary H. Schlatter, who believed that by taking the Company public, the Company could use public shares to facilitate its growth and that being public would facilitate providing ownership interests to employees and others with an interest in the Company's business. Those goals were not met. Historically, the trading volume of shares of the public company has been extremely low, and the stock price remained at a level substantially below that which would attract the interest of investors and other members of the financial community (except for stock prices and volume relating to announcements of significant transactions such as this transaction with
PSHL). In addition, there have been significant increases in the costs of being a public company arising out of the Sarbanes-Oxley legislation and related rules of the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD"). As noted in the discussion below of the factors considered by the Special Committee (see "Special Factors"), the Special Committee believed that a reorganization with a company such as PSHL that has substantially larger amounts of revenues and which has historically obtained significant net earnings would be beneficial to the nonaffiliated shareholders of OraLabs.

     PSHL is engaging in the stock exchange transaction with OraLabs because Mr. Wo Hing Li desires to take PSHL public by way of a reverse merger with a publicly-listed company in the United States to allow the Surviving Corporation to issue securities to facilitate its corporate development plans in the People's Republic of China, to increase production capacity, increase capital expenditures on plant and machineries, to retire certain bank borrowings, to increase and improve research and development, technological development and innovative capability to become a market leader in the specialty precision steel industry in China. Further, becoming a U.S. publicly-listed company provides the Surviving Corporation the ability to provide ownership interests to employees and others with an interest in PSHL's business.

Recommendation of the Special Committee and Board of Directors (See "Special Factors - Recommendation of the Special Committee")

     The Special Committee of our Board of Directors, consisting of two non-employee directors, was formed to consider and evaluate the proposed transactions. The Special Committee approved the Exchange Agreement and determined that the proposed transactions are in the best interests of OraLabs and its nonaffiliated shareholders. The Special Committee recommended to our Board that the Board determine that the proposed transactions are advisable and in the best interest of OraLabs and our nonaffiliated shareholders and that the completion of the proposed transactions is fair to our nonaffiliated shareholders. The Special Committee also recommended that the Board approve the Exchange Agreement and that the Board submit the proposed transactions to our shareholders and recommend that our shareholders vote to adopt the Exchange Agreement. Even though our non-employee directors will be receiving shares at the Closing, our Board determined that the proposed transactions are advisable and in the best interests of and fair to OraLabs and our nonaffiliated shareholders. Accordingly, our Board approved the Exchange Agreement and recommends that you vote FOR the proposal to adopt the Exchange Agreement and approve the proposed transactions.

Opinion of Capitalink, L.C. (See "Opinion of Financial Advisor to the Special Committee" and Annex 2)

     In connection with the proposed transactions, the Special Committee considered the opinion of the Special Committee's financial advisor, Capitalink, L.C., as to the fairness of the proposed transactions to our nonaffiliated shareholders from a financial point of view. Capitalink delivered its opinion to the Special Committee on July 19, 2006 that, as of July 19, 2006 and based on and subject to the assumptions, limitations and qualifications stated in the opinion, the transactions contemplated by the Exchange Agreement were fair, from a financial point of view, to the holders of OraLabs common stock other than OraLabs' officers and directors and their affiliates. The opinion was provided for the information of the Special Committee and does not constitute a recommendation to any shareholder with respect to any matter relating to the proposed transactions. The full opinion of Capitalink, L.C. is attached as Annex 2.

OraLabs' Position as to the Fairness of the Proposed Transactions (See "Special Factors - OraLabs Board of Directors")

     We believe the proposed transactions to be fair to our nonaffiliated shareholders. In reaching this determination we considered a number of factors, including that:

     o OraLabs has generated very little net income since the end of fiscal year 2001, while on the other hand, the revenues and net income of PSHL and its Subsidiary during the fiscal year ended June 30, 2005 were $53,144,601 and $6,366,441, respectively;

     o OraLabs' common stock has historically traded at low prices that do not attract the interest of the investment community and at very low volumes so that there has been minimal liquidity for OraLabs' shareholders even though the stock is traded on the NASDAQ Capital Market;

     o Capitalink delivered an opinion to the Special Committee to the effect that as of July 19, 2006, and based on and subject to the limitations, assumptions and qualifications contained in that opinion, the proposed transactions were fair to the nonaffiliated shareholders of OraLabs from a financial point of view;

     o the proposed transactions were approved and recommended by the Special Committee;

     o    the amount of dilution to the nonaffiliated shareholders of OraLabs;

     o the possibility that the listing of the Surviving Corporation's common stock on the NASDAQ Capital Market will be discontinued; and

     o risks relating to the operations of the PSHL business after completion of the Closing (see "PSHL Business-Risk Factors").

Shares Outstanding After Closing (See "Proposals One, Three and Five")

     In the event the Reincorporation Proposal is approved, OraLabs will be reincorporated in the State of Delaware with an authorized capital consisting of 62,000,000 shares of common stock, par value $.001 per share and 8,000,000 shares of preferred stock, par value $.001 per share, and will operate under the name China Precision Steel, Inc. Upon Closing, there will be issued and outstanding approximately 27,065,250 shares of common stock, if all outstanding employee options and all director options are exercised prior to Closing and OraLabs, Inc. purchases all 100,000 shares to satisfy an indemnity obligation (see "Exchange Agreement - The Stock Exchange Agreement"). The remaining authorized but unissued shares may be issued at any time after Closing as the Board of Directors and/or officers of the Surviving Corporation determine from time to time and may include, among others, equity financings such as private placements of shares, offerings to the public, the issuance of shares in connection with stock options or restricted stock awards, and the issuance of shares in connection with the acquisition of other companies or their assets.

Plans for OraLabs, Inc. After Closing of the Proposed Transactions

     After the Closing, the business of OraLabs, Inc., the public company's current subsidiary, will continue to be operated as a private company that will be wholly-owned by Mr. Schlatter. Mr. Schlatter does not have any plans or proposals that would take place after the Closing. However, the private company, OraLabs, Inc., may consider possibilities and alternatives that could arise after Closing with respect to its operations and business activities. After the Closing, the OraLabs shareholders will have no further interest in the operations of OraLabs, Inc.

Conditions to the Exchange Agreement (See "The Exchange Agreement - Conditions to the Closing of the Exchange Agreement")

     Certain conditions must be satisfied or waived before the parties are obligated to close the transactions under the Exchange Agreement, including the following:

     o the Exchange Agreement and all of the transactions contemplated thereby must be approved by the shareholders of OraLabs;

     o PSHL must receive a letter from OraLabs' attorneys, and OraLabs must receive letters from PSHL's independent auditors and attorneys, that are considered satisfactory by the receiving party; and

     o There must be no legal action that prevents or restrains completion of the proposed transactions.

     In addition, other conditions, including the lack of any material adverse change in the condition of the parties and compliance with representations, warranties and covenants, must be satisfied or waived by the parties before the other parties are obligated to complete the proposed transactions.

Termination of the Exchange Agreement (See "The Exchange Agreement - Termination of the Exchange Agreement")

     Either party may terminate the Exchange Agreement if Closing does not occur by January 15, 2007, or if PSHL or OraLabs breaches any of its representations, warranties or agreements under the Exchange Agreement. The parties may agree at any time (including any time after the annual meeting but before consummation of the proposed transactions) to terminate the Exchange Agreement.

                                  PSHL BUSINESS

History and Development of PSHL

     Partner Success Holdings Limited ("PSHL" or "Partner Success") was incorporated as an international business company on April 30, 2002 under the laws of the British Virgin Islands. Shanghai Chengtong Precision Strip Company Limited ("Chengtong") was registered on July 2, 2002 in Jiading District, Shanghai, the People's Republic of China and was granted a fifty-year period of existence until July 1, 2052. Chengtong is a wholly-owned foreign enterprise ("WOFE") of PSHL. For purposes of this section of this Proxy Statement, PSHL refers collectively to Partner Success and Chengtong.

                   (1)     General

     PSHL is a niche precision steel processing company principally engaged in the producing and selling high precision cold-rolled steel products and providing heat treatment and cutting medium and high carbon hot-rolled steel strips and chrome series stainless steel. Specialty precision steel offers specific control of thickness, shape, width, surface finish, and other special quality features that compliment the emerging need for highly engineered end use applications. Precision steel pertains to the precision of measurements and tolereances of the above factors, espeically thickness tolerence.

     PSHL's operation is currently located in China. However, PSHL intends to expand overseas into Japan, Taiwan, Korea, the European Union and the United States in the future. PSHL currently has 180 employees, including 22 senior management and technical staff members and leases 10,000 square meters production facilities in Jiading District, Shanghai, on 4 acres of property.

                   (2)     Products

     Cold-rolled specialty precision steel is a relatively new industry in China and manufacturers of products that use specialty precision steel products have traditionally imported precision steel products from Japan, Korea, the European Union and the United States. Cold-rolled steel products represent hot-rolled de-scaled (pickled) steel coils which are used as raw materials in the precision steel industry which have been processed by cold reduction through a cold-rolling mill to the desired thinness. The process does not involve heating and the primary feature of cold reduction is to reduce the thickness of the steel coils. However, because the cold reduction operation induces very high strains (work hardening) into the steel sheet, the precision steel sheet not only becomes thinner, but also becomes much harder, less ductile and very difficult to form. Thus cold-reduced steel products are annealed (heated to high temperatures) to become soft and formable. Cold rolled sheet products are used in a wide variety of such end applications as appliances (refrigerators, washers, dryers, and other small appliances), automobiles (exposed as well as unexposed parts), electric motors and bathtubs. Cold rolled sheet products are used in these and many other areas of manufacturing.

     Hard-rolled steel represents steel products manufactured from cold reduction to the desired thinness without annealing. The product is very stiff; it is intended for flat work where deformation is very minimal. This type of hard-rolled steel is most often applied to further processing for applications such as continuous galvanizing. Hard-rolled or cold-rolled steel with low carbon represents hard-rolled or cold-rolled steel with carbon content of less than 0.1%. It is a very versatile and useful material, easily machined and worked into complex shapes, and has low cost and good mechanical properties. Hard-rolled or cold-rolled steel with medium carbon represents hard-rolled or cold-rolled steel with carbon content of 0.30%. It is a typical engineered steel product. Hard-rolled or cold-rolled steel with high carbon represents hard-rolled or cold-rolled steel with a carbon content of 0.8% or more. This precision steel product is very hard and also quite brittle and much less ductile than low carbon steel. High carbon steel has good wear resistance, and is used for railways as well as for cutting tools. Acid wash steel is also known as the acid pickling and refers to the process of using liquid acids, for example hydrochloric acid, to remove rust or oxides from the surface of steel. Removing rust prepares the surface for a protective coating.

     Products with greater width have more applications and intended uses. Width is an important differentiation factor because certain end products such as washers and automobiles require materials with a certain minimum width. Although materials with smaller width could also be used for these applications through jointing, this increases production cost and thus makes wider products more flexible and cost efficient.

     PSHL believes that generally, to date, the average quality and standards of China's high precision steel industry lags behind the international norm. Nonetheless, during the last three years, Chengtong believes that it has begun to develop and establish itself as a nationally recognized brand in China, however, it is not yet established as an internationally recognized brand for specialty precision steel products. As of March 31, 2006, Chengtong produces approximately 40 high precision steel products covering a range of over one hundred specifications. Currently, Chengtong produces precision steel products which can be categorized into five major categories of products.

     As of June 30, 2006, PSHL has an annual production capacity of approximately 100,000 tons. Following the installation of the 1400mm cold mill after the completion of Phase 2 of the new production facilities in August 2006, an additional 150,000 tons was added to the annual production capacity. It is anticipated that once all of the plant and equipment (1400mm width cold mill and 1700mm width cold mill) are installed in the new production facilities, PSHL's annual production capacity will increase to 400,000 tons. The new production facilities were completed in August 2006 and have added another approximately 10,000 square meters of production area. In addition, with the completion of the new production facilities, PSHL has installed one 1400mm width cold mill and intends to install another 1700mm width cold-roll mill on or before June 30, 2007.. When the new production facilities commence operation, the two additional rolling mills will focus on the production of high carbon, high strength cold-rolled steel products and the production of more complex precision steel products that can not be manufactured in PSHL's current rolling mill. PSHL's existing facilities will primarily manufacture low carbon cold-rolled steel products.

     The 1400mm width cold mill has added 150,000 tons to PSHL's annual production and when the 1700mm width cold mill is installed on or before June 30, 2007, this will add another 150,000 tons to the annual production capacity, totaling an additional annual aggregate production capacity of 300,000 tons. The directors of PSHL believe that the increased production capacity will be fully utilized within two years after commencement of operation. PSHL currently produces extremely thin cold-rolled precision steel strips ranging from 3.0 mm to 0.03 mm. PSHL also currently provides heat treatment and cutting of medium and high carbon hot-rolled steel strips and chrome stainless steel series of not exceeding 3.0 millimeters fineness. Currently, PSHL's specialty precision products are mainly used in the manufacture of automobile parts and components, saw blades, textile needles, microelectronics, packing and containers.

     As of June 30, 2006 and September 30, 2006, PSHL manufactured approximately 40 different types of precision steel products with a range of over one hundred specifications. PSHL's precision steel products can be categorized into the following five major categories:

 Categories of Precision Steel       Functions
 Products:

 1. Low carbon cold-rolled steel     Food packaging, dry batteries, electronic
                                      devices, kitchen tools
 2. Low carbon acid wash steel       Food packaging, dry batteries, electronic
                                      devices, kitchen tools
 3. Low carbon hard-rolled steel     Food packaging, dry batteries, electronic
                                      devices, kitchen tools
 4. High carbon cold-rolled steel    Automobile components, saw blades, weaving
                                      needles, springs
 5. High carbon hard-rolled steel    Automobile components, saw blades, weaving
                                      needles, springs

                   (3)     Raw Materials

     PSHL is not dependent on any one single supplier for supply of hot rolled de-scaled (pickled) coils and steel sheet. Over 40 steelmakers supply hot rolled de-scaled (pickled) coils and steel sheets to PSHL. Some of the suppliers are as follows:

Major suppliers                                               % of direct                 % of direct
                                                                materials                   materials
                                                       2006      consumed          2005      consumed
BaoSteel Trading Co. Ltd                         $7,138,845           33%   $16,513,238           40%
Ningbo Dongming Co. Ltd                           5,902,211           28%            -*
Shangahi Baixing Co. Ltd                          1,642,024            8%            -*
Shanghai Bao Gang Dev Co. Ltd                     1,389,221            6%            -*
Shanghai Tianxing Co. Ltd                         1,025,946            5%            -*
Shanghai Jiesiyi International Trading                    *                   4,723,981           11%
China Chengtong Metal (Group)                             *                   3,156,359            8%
BaoSteel Capital Company                                  *                   2,218,776            5%
Shanghai Jingqi Trading                                   *                   1,225,998            3%
                                               -------------               -------------

                                                 17,098,247           80%    27,838,352           67%
Other suppliers                                   4,319,672           20%    13,951,127           33%
                                               -------------               -------------

                                                 21,417,919          100%    41,789,479          100%
                                               =============               =============
*Not major customers

     PSHL does not have any other material contract or agreement or equity relationship, direct or indirect, with BaoSteel Group Corporation.

     Based upon information obtained by PSHL from the China Metallurgical Industry Planning and Research Institute ("CMI"), in 2006 the price of steel has generally decreased. However, the cost of imported iron-ores has increased substantially. This apparent anomaly was due to excess supplies arising from excess capacities of the steel producers and, as a result of the downwards pressure on the price of steel, the cost of steel rolls have generally decreased in 2005 and 2006. The CMI website may be viewed in English and the website URL is www.metal.net.cn.

     The prices of steel rolls are very competitive, very volatile and dependent on supplies and demands. To provide some protection from the pressure and volatility of the market (i.e., to minimize he amount of purchases that PSHL must make at high prices during the high demand seasons), PSHL makes bulk purchases after taking into account customers' orders on hand whenever steel prices are considered to be lower in the market. As steel rolls have an extremely long shelf-life, obsolescence is not a major concern and PSHL may build up its inventory during such periods when prices are low.

     When sales orders are executed between the customers and Chengtong, the selling price agreed to is based on the cost of raw material at that date, effectively allowing Chengtong to pass incremental cost increases in raw materials to its customers.

Regulation

     PSHL is subject to numerous provincial and local laws and regulations, which may be changed from time to time in response to economic or political conditions and have a significant impact upon overall operations. Changes in these regulations could require PSHL to expend significant resources to comply with new laws or regulations or changes to current requirements and could have a material adverse effect on PSHL.

     The China Central Government has promulgated a series of ongoing macro-control policies which focus on the improvement of the country's investment structure, with the aim to secure the fast and sound development of the national economy. Excessive investment in certain sectors is placed under stringent control on one hand while incentives are given to other sectors.

     Renminbi is not a freely convertible currency at this time. PSHL currently receives all its revenues in Renminbi and if and when the Company needs to make payments of dividends and other expenditures in foreign currencies outside China, conversion of Renminbi into other currencies will be necessary. Following the closing of a proposed reverse merger with a listed company and under the existing foreign exchange regulations in the PRC, PSHL will be able to make payments in foreign currencies (including dividends) on presentation of business documents through banks in the PRC authorized to conduct foreign currency transactions without the prior approval from The PRC State Administration of Foreign Exchange ("SAFE"). The PRC government has indicated that it will consider allowing the free conversion of Renminbi into other currencies. However, there is no assurance that the PRC government will not exercise foreign exchange controls on normal transactions in the future.

     PSHL is currently subject to numerous provincial and local laws and regulations relating to the protection of the environment. These laws continue to evolve and are becoming increasingly stringent. The ultimate impact of complying with such laws and regulations is not always clearly known or determinable because regulations under some of these laws have not yet been promulgated or are undergoing revision. PSHL's business and operating results could be materially and adversely affected if PSHL were to increase expenditures to comply with any new environmental regulations affecting its operations. The State Environmental Protection Administration Bureau is responsible for the supervision of environmental protection in, implementation of national standards for environmental quality and discharge of pollutants for and supervision of the environmental management system of the PRC. Environmental protection bureaus at the county level or above are responsible for environmental protection within their jurisdictions.

     The laws and regulations on environmental protection require each company to prepare environmental impact statements for a construction project to the environmental protection bureaus at the county level. These must be prepared prior to when the construction, expansion or modification commences.

     The "Environment Protection Law" requires production facilities that may cause pollution or produce other toxic materials to take steps to protect the environment and establish an environmental protection and management system. The system includes the adopting of effective measures to prevent and control exhaust gas, sewage, waste residues, dust and other waste materials. Entities discharging pollutants must register with the relevant environmental protection authorities.

     Penalties for breaching the Environmental Protection Law include a warning, payment of a penalty calculated on the damage incurred, or payment of a fine. When an entity has failed to adopt preventive measures or control facilities that meet the requirements of environmental protection standards, it may be liable to suspension of its production or operations and for payment of a fine. Material violations of environmental laws and regulations causing property damage or casualties may be subject to criminal liabilities. PSHL believes that its current production and operating activities of Chengtong Precision are in compliance with the environmental protection requirements of the PRC. PSHL has never been penalized as a result of any breach of the laws and regulations on environmental protection.

China Steel Industry

     The following industry information has been obtained from various sources. PSHL believes it is the most updated information available on this subject and that it is widely available and reliable.

     According to the International Iron and Steel Institute, China is the largest steel producing country. In 2005, China produced 349.4 million metric tons of steel, up 24.6% from 2004. Japan, the second largest producer, produced
112.7 metric tons of steel.

     Steel products can be categorized as low-end (long products such as pipes, tubes, wires and rods) and high end (flat products such as hot-rolled steel or cold-rolled steel sheets). Based upon information obtained by PSHL from the CMI, PSHL believes that approximately 65% of China's steel production are low-end long products and approximately 35% are high-end high value cold-rolled steel sheets. PSHL operates in the high-end category of this market with its niche precision steel processing and produces and sells high precision cold-rolled and hot-rolled steel products and provides heat treatment and cutting of medium and high carbon hot-rolled steel strips and chrome series stainless steel.

     Based upon information obtained by PSHL from the CMI, PSHL believes that the estimated market size for cold-rolled steel sheets is approximately 20,000,000 tons, with ultra-thin products making up approximately 2,000,000 tons.

     Based upon information obtained by PSHL from the CMI, PSHL believes that the production of cold-rolled precision steel strips accounted for less than 15% of Chinese demands and, accordingly, imports of stainless steel sheets, galvanized sheets, cold-rolled sheets, cold-rolled silicon steels, and color coated sheets of between 85% to 90% were required to make up the short-fall. PSHL believes that the average quality and standards of China's high precision steel industry lags behind the international norm. During the last three years, Chengtong believes that it has begun to develop a nationally recognizable brand in China, however, it has not yet established an internationally recognizable brand for its specialty precision steel products. Export led demands coupled with nationwide demands for automobile parts and components, saw blades, textile needles, microelectronics, packing and containers in China's booming economy had and are expected to continue to require increasing quantities of high precision steel products. Arising from the increasing demands for high precision steel products and limited production in China, PSHL believes that China's manufacturers have had to import millions of tons of cold-rolled steel rolls and sheets from Japan, Korea, the European Union and the United States.

Competition

     PSHL concentrates in the niche ultra-thin cold-rolled precision steel and high-carbon, high strength cold-rolled steel and low carbon super-thin cold-rolled steel processing and is not in direct competition with such local Chinese steel giants such as BaoSteel Group Corporation and Maan Steel Group. PSHL is not in direct competition with China's local steel giants because these companies concentrate on the production of hot rolled de-scaled (pickled) steel coils and steel sheets from iron ores imported from Brazil and Australia. Steel sheets produced by these local Chinese companies are then supplied as raw materials to high precision steel manufacturers such as PSHL for cold reduction processing to the desired thickness. Cold rolled products are then sold to customers in the appliance and automobile industries.

     However, its business is in an industry that is becoming increasingly competitive and capital intensive, and competition comes from local manufacturers and importers. Some of PSHL's competitors have financial resources, staff and facilities substantially greater than PSHL's and PSHL may be at a competitive disadvantage compared with larger steel companies. PSHL's competitors in China's precision steel market include: China Special Steel Co., Limited, Henan Green Complex Material Co., Limited, Qinghuangdao Longteng Precision Strip Co., Limited and BaoSteel Group Chaoyang Precision Strip Co., Limited. PSHL's overseas' competitors include: Ton Yi Industrial Corp., and Shinwha Special Steel Co., Limited. Further, there are additional competitors who are currently constructing mills that will be in competition with PSHL both in China and internationally.

     Baosteel Group Chaoyang Precision Strip Co., Ltd was a joint venture between a local Chinese company and a subsidiary of Baosteel Group when it was established. However, PSHL understands that four years ago, Baosteel Group sold its equity interest in this company to the local company and this is no longer a subsidiary of Baosteel Group although the company name remained unchanged. PSHL further understands that Baosteel Group is now focusing on the production of cold rolled stainless steel products which belong to a different market segment. The management of PSHL does not believe that the two companies are in direct competition.

     Although there is intense competition in China's steel industry, this impacts mostly low-end steel products. PSHL believes that there are only two companies with similar product categories in the PRC, BaoSteel Group Chaoyang Precision Strip Co., Limited and Qinghuangdao Longteng Precision Strip Co., Limited, which produce cold steel rolls with widths of approximately 400 mm. Because PSHL's cold rolled steel rolls have a width of around 1,000 mm, these products have different applications and are sold in different market segments than that of PSHL and are not considered to be direct competitors to PSHL.

Intellectual Property

     On December 8, 2004, the State Intellectual Property Office in China granted a ten-year patent right to the "Environment-Conscious Mill Bearing with Inner Circulation Lubricant" to Shanghai Chengtong Precision Strip Co., Limited and Shanghai Te'an-Yikai Bearing Co., Limited. The patented bearing is installed in PSHL's existing cold-roll mill and, together with PSHL's internal know-how complementary to the patented bearing, PSHL believes it addresses a number of issues associated with the bearing lubrication in cold-rolling and ensures smooth and effective operation of the cold-roll mill. There is no direct or indirect affiliation between PSHL and Shanghai Te'an - Yikai Bearing Co, Limited. PSHL and Shanghai Te'an -Yikai Bearing Co., Limited jointly developed the Envirnomental -conscious mill bearing with inner circular lubrication project. Shanghai Te'an - Yikai Bearing Co., Limited retains the proprietary right to the technology while PSHL has the exclusive right to the application of the technology.

     PSHL and Chengtong's management has deliberately elected not to register any other patents and internally developed know how because of the uncertainty over the protection of intellectual property rights in China. Chengtong also protects its internally developed know how and production process (such as system pressure, cleanliness of the lubrication, temperature control, appropriate allocation of oil supply and retrieving which are vital in providing a radical solution to the difficulties associated with lubricating rolling mills' backing bearing) by requiring all key personnel (production engineers and management staff members) to sign non-disclosure and confidentiality contracts.

     There can be no assurance that third parties will not assert infringement or other claims against the Surviving Corporation with respect to any existing or future products or PSHL processes. PSHL cannot assure that licenses would be available if any of PSHL's technology was successfully challenged by a third party, or if it became desirable to use any third-party technology to enhance the Surviving Corporation products. Litigation to protect the Surviving Corporation's proprietary information or to determine the validity of any third-party claims could result in a significant expense and divert the efforts of the Surviving Corporation's technical and management personnel, whether or not such litigation is determined in its favor.

     While we have no knowledge that we are infringing upon the proprietary rights of any third party, there can be no assurance that such claims will not be asserted in the future with respect to existing or future products. Any such assertion by a third party could require us to pay royalties, to participate in costly litigation and defend licensees in any such suit pursuant to indemnification agreements, or to refrain from selling an alleged infringing product.

Research and Development

     Since the establishment of Chengtong in July 2002, PSHL's management has developed strategies and focused on the research and development of the cold-rolled and hot-rolled precision steel production processing techniques and production of the special ultra thin but sturdy cold-rolled precision steel products with a ratio of width to thickness of 10,000 times. In addition to the traditional research and development activities, PSHL's engineers are constantly interacting with customers to detect changes in "patterns" and customers' specifications arising from constantly changing industry's needs.

     As of March 31, 2006, PSHL has three experienced engineers and technicians in the research and development department and management. PSHL's research and development department focuses on the manufacturing of Ultra High Strength Cold Rolled Steel Strip and the advancement and improvement in manufacturing technique for cold-rolled steel rolls with a ratio of width to thickness at 10,000 times. Further, PSHL is working on research and development projects involving coiled springs for automotive seat belts and steel for igniters in automotive air bag inflation devices. The amount spent on research and development activities each year is at approximately 1% of its revenue for such year. In addition, PSHL has budgeted 1% of revenues to be spent for research and development activities beginning in the year ending June 30, 2007.

Quality Control

     Following the accreditation of the International Organization for Standardization ("ISO") Technical Standards ("TS") 16949 on October 8, 2004, Chengtong implemented the Quality Handbook in October 2004. This Quality Handbook was prepared on the basis and standards of the ISO/TS16949 specifications and which ISO Technical Specifications are compatible with existing American (QS-9000), German (VDA6.1), French (EAQF) and Italian (AVSQ) automotive quality systems standards within the global automotive industry. Together with ISO 9001:2000, ISO/TS 16949 specifies the quality system requirements for the design, development, production, installation and servicing of automotive related products.

Sales and Marketing

     PSHL's high precision steel products are sold directly to the end users in various parts of China and PSHL's production is based on confirmed sales orders. Generally, an initial deposit (approximately 30% of the aggregate contracted sales amount) is pre-paid when the contract is signed. PSHL's major customers are located in Shanghai, Zhejiang, Jiangsu, Hubei, Guangdong, Beijing, Shandong, Hebei, Tianjin, Guangxi, Fujian, Liaoning, Anhui, Hunan, Shanxi, Yunnan, Jiangxi and Sichuan. During the last three years, PSHL has achieved a customer base of approximately 200 entities and PSHL intends to further add to its customer base by expanding into the lucrative markets in Guangdong Province where there is a heavy concentration of light industries and into the Northeastern region of China where the automotive industries are concentrated.

     Below is a list of PSHL's major customers during the years ended June 30, 2006 and 2005:

Major customers                                         2006   % of sales         2005   % of sales
Jiangsu Kaiteer Industrial Stove Co. Ltd           5,212,171           15   14,880,488           28
Shanghai Ruixuefeng Metals Co. Ltd                 4,634,521           13    4,251,568            8
Shanghai Yiyi Industrial Co. Ltd                   4,305,918           12     9,034582           17
Ningbo Eco and Tech Shuntong Trading Co. Ltd       2,042,191            6           -*           -*
Shanghai Bayou Industrial Co. Ltd                  1,555,204            4           -*           -*
BaoSteel Trading Co. Ltd                                  -*           -*    6,048,153           11
Shanghai Bayou Industrial Co. Ltd                         -*           -*    2,579,680            5
Hangzhou Xinri Steel Materials Co. Ltd                    -*           -*    3,888,720            7
Huangshi Dongshan Steel Industry Co. Ltd                  -*           -*    3,143,596            6
Jiashan Zhongwei Co. Ltd                                  -*           -*    3,076,274            6
                                               -----------------------------------------------------
                                                  17,750,005           50   46,903,061           88
Others                                            17,956,524           50    6,241,541           12
                                               -----------------------------------------------------
                                                  35,706,529          100   53,144,602          100
                                               =====================================================
* Not major customers for the relevant years

Taxes

     As a wholly-owned foreign enterprise, Chengtong is entitled to preferential tax advantages, including full tax exemption on the enterprise income tax that was generated in the first two years after the recoveries of previous losses and a one-half reduction in the enterprise income tax to a rate of 16.5% for the next 3 years. The full tax exemption for the enterprise income tax expired on December 31, 2005 and the right to a one-half reduction on the enterprise income tax will expire on December 31, 2008. After such tax holidays, the profits generated by PSHL shall be subject to the full tax rate of 33%.

Employees

     As of September 30, 2006, PSHL had a total of 230 employees. The management team comprises 24 employees with a General Manager, an Assistant General Manager, 8 staff members in the Sales and Logistics Division, 5 staff members in Cold-Rolling Production Division, 6 staff members in the Maintenance Department and 3 staff members in the Research and Development Department. PSHL's employees are not subject to collective bargaining agreements. PSHL considers its global labor practices and employee relations to be good.

Property

     PSHL leases for $1 per month the existing 10,000 square meters of production and office facilities in Jiading District, Shanghai on 4 acres of property held by a related company, Shanghai Tuorong Precision Steel Company Limited, which will become a subsidiary of PSHL upon approval from the relevant governmental authority for the transformation into a WOFE. There is no formal tenancy agreement between PSHL and Tuorong Precision for this lease. Receipt of the approval for Shanghai Tuorong Precision Steel Company Limited to transfer the land-use rights to Shanghai Chengtong is a long and involved process which has been under process for some time. PSHL anticipates the transfer land use rights will be completed by December 31, 2006.

     Two new Phase 2 production facilities and an office building were completed in August 2006 and product trial runs commenced in September 2006. The Company believes that actual production will commence in October 2006. The installation of the 1700mm cold roll mill is expected to be completed and actual production is expected in the second quarter of 2007.

Legal Proceedings

     As of the date of this Proxy Statement, there is no pending litigation against PSHL nor was there any litigation initiated by PSHL.

Risk Factors

     You should carefully consider the following risks, together with all other information included in this Proxy Statement relating to the business of PSHL. The realization of any of the risks described below could have a material adverse effect on PSHL's business, results of operations and future prospects.

Risks Relating to this Transaction

     Immediate and Substantial Dilution to Existing OraLabs Shareholders

     As a result of completing the transactions contemplated by the Exchange Agreement, the ownership by the nonaffiliated shareholders of OraLabs will be significantly diluted from 22.8% before completion of the transactions to 4.1% after completion of the transactions. Although a third-party advisor rendered its opinion to the Special Committee of the Board that, as of July 19, 2006 and subject to the assumptions, qualifications and limitations set forth in its opinion, the transactions contemplated by the Exchange Agreement were fair, from a financial point of view, to the nonaffiliated shareholders of OraLabs, there can be no assurance as to the future performance of PSHL or of the post closing common stock of the Surviving Corporation.

     No Assurance of NASDAQ Listing.

     The continued listing of the Surviving Corporation's common stock on NASDAQ is not a condition of Closing the transactions contemplated by the Exchange Agreement. There can be no assurance that the Surviving Corporation will meet all of the requirements for listing, including without limitation the requirement that the minimum bid price of the common stock must not be less than $4.00 per share. In the event that OraLabs does not meet NASDAQ listing requirements upon the closing of the transaction with PSHL, the common stock of the Surviving Corporation is expected to be publicly traded on the NASD Electronic Bulletin Board over-the-counter market (OTC-BB) until it meets the listing requirements of NASDAQ.

     Risks Relating to PSHL's Business

     Steel consumption is cyclical and worldwide overcapacity in the steel industry and the availability of alternative products has resulted in intense competition, which may have an adverse effect on profitability and cash flow.

     Steel consumption is highly cyclical and generally follows general economic and industrial conditions both worldwide and in various smaller geographic areas. The steel industry has historically been characterized by excess world supply. This has led to substantial price decreases during periods of economic weakness, which have not been offset by commensurate price increases during periods of economic strength. Substitute materials are increasingly available for many steel products, which may further reduce demand for steel. Additional overcapacity or the use of alternative products could have a material adverse effect upon PSHL and its results of operations.

     Rapidly growing demand and supply in China and other developing economies may result in additional excess worldwide capacity and falling steel prices.

     Over the last several years steel consumption in China and other developing economies such as India has increased at a rapid pace. Steel companies have responded by developing plans to rapidly increase steel production capability in these countries and entered into long-term contracts with iron ore suppliers in Australia and Brazil. Steel production, especially in China, has been expanding rapidly and could be in excess of Chinese demand depending on continuing demand growth rates. Because China is now the largest worldwide steel producer, any significant Chinese capacity excess could have a major impact on world steel trade and prices if excess production is exported to other markets.

     Increases in prices and limited availability of raw materials and energy may constrain operating levels and reduce profit margins.

     Steel producers require large amounts of raw materials - iron ore or other iron containing material, steel scrap, coke and coal as well as large amounts of energy. Over the last several years, prices for raw materials and energy, in particular natural gas and oil, have increased significantly. In many cases these price increases have been a greater percentage than price increases for the sale of steel products. Steel producers have periodically been faced with problems in receiving sufficient raw materials and energy in a timely manner, resulting in production curtailments. These production curtailments and escalated costs have reduced profit margins and may continue to do so in the future, which could have a material adverse effect upon PSHL and its results of operations.

     Environmental compliance and remediation could result in substantially increased capital requirements and operating costs.

     PSHL is currently subject to numerous provincial and local laws and regulations relating to the protection of the environment. These laws continue to evolve and are becoming increasingly stringent. The ultimate impact of complying with such laws and regulations is not always clearly known or determinable because regulations under some of these laws have not yet been promulgated or are undergoing revision. PSHL's business and operating results could be materially and adversely affected if PSHL were to increase expenditures to comply with any new environmental regulations affecting its operations.

     PSHL may require additional capital in the future and we cannot assure you that capital will be available on reasonable terms, if at all, or on terms that would not cause substantial dilution to your stockholdings.

     The development of high quality specialty precision steel require substantial funds. Sourcing external capital funds for product development and requisite capital expenditures are key factors that have and may in the future constrain PSHL's growth, production capability, and profitability. For PSHL to achieve the next phase of its corporate growth, increased production capacity, successful product development and additional external capital will be necessary. There can be no assurance that such capital will be available in sufficient amounts or on terms acceptable to PSHL, if at all. Any sale of a substantial number of additional shares of common stock or securities convertible into common stock will cause dilution to the holders of the Surviving Corporation's common stock and could also cause the market price of its common stock to decline.

     PSHL faces significant competition from competitors who have greater resources than PSHL has, and PSHL may not have the resources necessary to successfully compete with them.

     PSHL is one of a few manufacturers of specialty precision steel products in China. Differences in the type and nature of the specialty precision steel products in China's steel industry are relatively small and couple with intense competition from international and local suppliers, to a limited extent, consumers' demand is rather price sensitive. Competitors may increase their market share through pricing strategies. PSHL's business is in an industry that is becoming increasingly competitive and capital intensive, and competition comes from manufacturers located in China as well as from international competition. PSHL's competitors may have financial resources, staff and facilities substantially greater than PSHL's and PSHL may be at a competitive disadvantage compared with larger companies.

     PSHL produces a limited number of products.

     Cold-rolled specialty precision steel is a relatively new industry in China and manufacturers previously relied on imports from Japan, Korea, the European Union and the United States. Accordingly, the average quality and standards of China's high precision steel industry lags behind the international norm. During the last three years, PSHL believes that it has developed a nationally recognizable brand, however, it has not yet established an internationally recognizable brand for its specialty steel products. As of March 31, 2006, PSHL offered more than 40 high precision steel products of over 100 specifications. Currently PSHL produces five major categories and over ten types of high precision steel products. However, there are many other specialty precision steel products of similar nature in the market and the narrow band of PSHL's precision steel products may negatively impact PSHL's financial performance should there be drastic changes in the market demands and/or competition.

     Increased imports of steel products into China could negatively affect domestic steel prices and demand levels and reduce profitability of domestic producers.

     In 2004, China's total production of cold-rolled steel sheets was approximately 10.55 million tons and imports accounted for approximately 6.91 million tons. Foreign competitors may have lower labor costs, and are often owned, controlled or subsidized by their governments, which allows their production and pricing decisions to be influenced by political and economic policy considerations as well as prevailing market conditions. Import levels may also be impacted by decisions of government agencies under trade laws. Increases in future levels of imported steel could negatively impact future market prices and demand levels for steel produced by PSHL.

     PSHL has Substantial Indebtedness with Floating Interest Rates.

     At June 30, 2006, total outstanding indebtedness of PSHL was $22,353,124, out of which interest-bearing bank borrowings amounted to $21,934,023. Substantially about 85% of PSHL's indebtedness was floating-rate debt with interest rates which vary with changes in standard rate set by the People's Bank of China. To the extent interest rates increase, PSHL will be liable for higher interest payments to its lenders. For the current financial year, annual interest on loans is approximately $2.1 million. The impact of a 1% increase in interest rates will increase interest expense by approximately $161,900. As PSHL's short-term borrowings mature, it will be required to either repay or refinance these borrowings. An increase in short-term interest rates at the time that PSHL seeks to refinance short-term borrowings may increase the cost of borrowings, which may adversely affect PSHL's earnings and cash available for distribution to its shareholders.

     PSHL depends upon its key personnel and the loss of any key personnel, or its failure to attract and retain key personnel, could adversely affect its future performance, strategic plans, and other objectives.

     The loss or failure to attract and retain key personnel could significantly impede PSHL's future performance, including product development, strategic plans, marketing and other objectives. PSHL's success depends to a substantial extent not only on the ability and experience of its senior management, but particularly upon PSHL's Chairman, Wo Hing Li, Chengtong's General Manager Hai Sheng Chen and Chief Financial Officer, Leada Tak Tai Li. PSHL does not currently have in place key man life insurance on Wo Hing Li, Hai Sheng Chen or Leada Tak Tai Li. To the extent that the services of these officers and directors would be unavailable to PSHL, PSHL would be required to recruit other persons to perform the duties performed by Wo Hing Li, Hai Sheng Chen and Leada Tak Tai Li. We may be unable to employ other qualified persons with the appropriate background and expertise to replace these officers and directors on terms suitable to us.

     Termination of preferential taxation policy may negatively impact our profitability

     As a wholly-owned foreign enterprise, Chengtong is entitled to preferential tax advantages, including full tax exemption on the enterprise income tax that was generated in the first two years after the recoveries of previous losses and a one-half reduction in the enterprise income tax to a rate of 16.5% for the next 3 years. The full tax exemption for the enterprise income tax expired on December 31, 2005 and the one-half reduction on the enterprise profit tax will expire on December 31, 2008. After such tax holidays, profits generated by PSHL shall be subject to the full tax rate of 33%. In the event that PSHL no longer receives the preferential tax treatment, it would have a material adverse effect on the results of its operations.

     Protection and infringement of intellectual property.

     Except for a patent on the Environment-Conscious Mill Bearing with Inner Circular Lubrication, PSHL has no patents or licenses that protect its intellectual property. Unauthorized parties may attempt to copy aspects of PSHL's products or to obtain and use information that PSHL regards as proprietary. Policing unauthorized use of PSHL's products is difficult. PSHL's experienced core key engineers and management staff are extensively involved in all facets of research, designs, craftworks, styling and development of the specialty precision products. Potential risks on the divulgence of skills and the development of new products increase should these employees resign, as PSHL relies heavily on them. Chengtong has also elected to protect internally developed know-how and production process (such as system pressure, cleanliness of the lubrication, temperature control, appropriate allocation of oil supply and retrieving, which are vital in providing a radical solution to the difficulties associated with lubricating rolling mills' backing bearing) by requiring all key personnel (production engineers and management staff) to sign non-disclosure and confidentiality contracts. However, PSHL's means of protecting its proprietary rights may not be adequate. In addition, the laws of some foreign countries do not protect PSHL's proprietary rights to as great an extent as do the laws of the United States. PSHL's failure to adequately protect its proprietary rights may allow third parties to duplicate its products, production process or develop functionally equivalent or superior technology. In addition, PSHL's competitors may independently develop similar technology or design around PSHL's proprietary intellectual property.

     PSHL depends upon its largest customers for a significant portion of its sales revenue, and PSHL cannot be certain that sales to these customers will continue. if sales to these customers do not continue, then PSHL's sales may decline and our business may be negatively impacted.

     PSHL currently supplies its high precision steel products to 12 major customers in the domestic market. For the years ended June 30, 2004 and 2005, sales revenues generated from the top five major customers amounted to 70% and 62% of total sales revenues respectively; and sales to the largest single customer for the same periods amounted to 28% and 33% of total sales respectively. PSHL does not enter into long-term contracts with its customers, and therefore cannot be certain that sales to these customers will continue. The loss of any of our largest customers would likely have a material negative impact on PSHL's sales revenue and business.

     Defects in PSHL's products could impair PSHL's ability to sell its products or could result in litigation and other significant costs.

     Detection of any significant defects in PSHL's precision steel products may result in, among other things, delay in time-to-market, loss of market acceptance and sales of its products, diversion of development resources, injury to PSHL's reputation, or increased costs to correct such defects. Defects could harm PSHL's reputation, which could result in significant costs to PSHL and could impair its ability to sell its products. The costs it may incur in correcting any product defects may be substantial and could decrease its profit margins.

     If PSHL's sole factory were destroyed or significantly damaged as a result of fire or some other natural disaster, it would be adversely affected.

     All of PSHL's products are currently manufactured at its existing facilities located in the Jiading District in Shanghai, China. Two additional production facilities comprised of 10,000 square meters and one administrative building are under construction and are expected to be completed on or about August 31, 2006. Fire fighting and disaster relief or assistance in China may not be as developed as in Western countries. While PSHL maintains property damage insurance aggregating approximately $18.5 million covering its raw materials, finished goods, equipment and buildings and another $10.5 million insurance against equipment breakdown, it does not maintain business interruption insurance. Investors are cautioned that material damage to, or the loss of, its production factory facilities due to fire, severe weather, flood or other act of God or cause, even if insured, could have a material adverse effect on PSHL's financial condition, results of operations, business and prospects.

     PSHL's board of directors has the ability to amend its memorandum and articles of association, as well as the certificate of incorporation and bylaws for China Precision Steel, Inc., without shareholder approval which could have anti-takeover effects that could prevent a change in control.

     As permitted by the law of the British Virgin Islands, PSHL's Memorandum and Articles of Association, which are the terms used in the British Virgin Islands for a corporation's articles of incorporation and bylaws, may be amended by PSHL's Board of Directors without shareholders' approval. This includes amendments to increase or reduce PSHL's authorized capital stock. PSHL's Board of Directors' ability to amend its charter documents without shareholders' approval could have the effect of delaying, deterring or preventing a change in control of PSHL, including a tender offer to purchase China Specialty Steel, Inc.'s common shares after the transaction at a premium over the then current market price.

     Judgments Against PSHL And Management May Be Difficult To Obtain Or
Enforce.

     PSHL's principal executive offices are located in Jiading District, Shanghai, PRC. Outside the United States, it may be difficult for investors to enforce judgments obtained against PSHL in actions brought in the United States, including actions predicated upon the civil liability provisions of federal securities laws. In addition, most of PSHL's officers and directors reside outside the United States and the assets of these persons are located outside of the United States. As a result, it may not be possible for investors to effect service of process within the United States upon these persons, or to enforce against PSHL or these persons judgments predicated upon the liability provisions of United States federal securities laws.

     PSHL may not pay dividends in the future.

     PSHL may not be able to declare dividends or the Board of Directors may decide not to declare dividends in the future.

     Risks relating to China

     PSHL faces significant risks if the Chinese government changes its policies, laws, regulations, tax structure, or its current interpretations of its laws, rules and regulations relating to our operations in China.

     PSHL's manufacturing facility is located in China. As of March 31, 2006, all of PSHL's assets are located in China and all of its sales revenues are generated in China and, accordingly, PSHL's results of operations, financial state of affairs and future growth are to a significant degree subject to China's economic, political and legal development. Consequently, PSHL's operations and assets are subject to significant political, economic, legal and other uncertainties. Changes in policies by the Chinese government resulting in changes in laws or regulations or the interpretation of laws or regulations, confiscatory taxation, changes in employment restrictions, restrictions on imports and sources of supply, import duties, corruption, currency revaluation or the expropriation of private enterprise could materially and adversely affect PSHL. Over the past several years, the Chinese government has pursued economic reform policies including the encouragement of private economic activities and greater economic decentralization. If the Chinese government does not continue to pursue its present policies that encourage foreign investment and operations in China, or if these policies are either not successful or are significantly altered, then PSHL's business could be adversely affected. PSHL could even be subject to the risk of nationalization, which could result in the total loss of investment in that country. Following the Chinese government's policy of privatizing many state-owned enterprises, the Chinese government has attempted to augment its revenues through increased tax collection. Continued efforts to increase tax revenues could result in increased taxation expenses being incurred by PSHL. Economic development may be limited as well by the imposition of austerity measures intended to reduce inflation, the inadequate development of infrastructure and the potential unavailability of adequate power and water supplies, transportation and communications.

     Fluctuations in exchange rates of the renminbi could adversely affect the value of and dividends, if any, payable of shares of PSHL's common stock.

     All of PSHL's revenue is collected in and substantially all of its expenses are paid in the Chinese Renminbi. The Chinese Renminbi had remained stable against the U.S. Dollar at approximately 8.28 Yuan to 1.00 U.S. Dollar for several years and it was not until July 21, 2005 that the Chinese currency regime was altered, with a 2.1% revaluation versus the United States Dollar. This move initially values the Renminbi at 8.11 per United States Dollar. In addition, the Renminbi will no longer be linked to the U.S. currency but rather to a basket of currencies with a 0.3% margin of fluctuation. However, there remains international pressure on the Chinese government to adopt an even more flexible currency policy. The exchange rate of Renminbi is subject to changes in China's government policies which are to a large extent dependent on the economical and political development both internationally and locally and the demand and supply of Renminbi in the domestic market. There can be no assurance that such exchange rate will continue to remain stable in the future amongst the volatility of currencies, globalization and the unstable economies in recent years. Since (i) the income and profit of PSHL are denominated in Renminbi, and
(ii) the payment of dividends will be in U.S. dollars, if any, any exchange fluctuation of the Renminbi against other foreign currencies would adversely affect the value of the shares, and dividends payable to shareholders, in foreign currency terms.

     Uncertainty relating to the laws and regulations in China.

     The Chinese legal system is a civil law system based on written statutes. Unlike common law systems, it is a system in which decided legal cases have little precedential value. In 1979, the Chinese government began to promulgate a comprehensive system of laws and regulations governing economic matters in general. Legislation over the past 25 years has significantly enhanced the protections afforded to various forms of foreign investment in China. Enforcement of existing laws or agreements may be sporadic and implementation and interpretation of laws inconsistent. The Chinese judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of any litigation. Even where adequate law exists in China, it may not be possible to obtain swift and equitable enforcement of that law. The legal system in China cannot provide shareholders with the same level of protection as in the United States. PSHL's subsidiary, Chengtong, is governed by the laws and regulations generally applicable to local enterprises and those laws and regulations have been recently introduced and remain experimental in nature and subject to changes and further amendments.

     Controversies affecting China's trade with the United States could depress the Surviving Corporation's stock price following this transaction.

     While China has been granted permanent most favored nation trade status in the United States through its entry into the World Trade Organization, controversies and trade disagreements between the United States and China may arise that have a material adverse effect upon the Surviving Corporation's stock price following this transaction. Political or trade friction between the United States and China, whether or not actually affecting its business, could also materially and adversely affect the prevailing market price of the Surviving Corporation's common shares following the consummation of this transaction.

     Future changes in the labor laws in the PRC may result in the continued increase in labor costs.

     PSHL has recently experienced an increase in the cost of labor. Any future changes in the labor laws in China could result in PSHL having to pay increased labor costs. There can be no assurance that the labor laws will not change, which may have a material adverse effect upon PSHL's business and results of operations.

PSHL Directors, Officers and Key Employees

     Wo Hing Li, Chairman

     Mr. Wo Hing Li, age 59, has been the Chairman and Executive Director of PSHL and its subsidiaries since their formation in July 2002. After the closing of the reverse merger with OraLabs Holding Corp., he will assume the position of Chairman and Executive Director of the Surviving Corporation. Mr. Li is also a Non-Executive Director of China Petrotech Holdings Limited, an oil software and exploration company listed on the Singapore Stock Exchange. Since October 2001, Mr. Li has served as a director of Medical China Limited, a company listed on the GEM Board of Hong Kong Stock Exchange. From 1997 to 2001, Mr. Li served as a director of Teda (HK) Holdings Limited. Mr. Li served in various positions within the Grand Finance Group between 1984 and 1997, serving the last seven years as the General Manager of its subsidiary, Grand International (China) Investment Holding Co., Limited. Mr. Li has a Master Degree in Business Administration from the Murdoch University of Australia, and a PhD in Management, a program co-organized by the University of International Business & Economics of China and the European University of Ireland.

     Hai Sheng Chen, General Manager, Senior Engineer

     Mr. Hai Sheng Chen, age 43, is one of the founders of and has been the General Manager of Chengtong since July 2002. After the Closing of the reverse merger with OraLabs Holding Corp., Mr. Chen will serve as an Executive Director and General Manager of the Surviving Corporation. From July 2001 to July 2002, Mr. Chen was the Managing Director of Shanghai Krupp Stainless Steel Co. Limited, a steel processing company. From August 1999 to May 2001, Mr. Chen was the Deputy General Manager of PuDong Steel Co. Limited, a subsidiary of the BaoSteel Group, a steel processing company. Mr. Chen has an Executive MBA Degree from China Europe International Business School and a Bachelors Degree in Metallic Pressure Processing from the Beijing University of Science and Technologies.

     Leada Tak Tai Li, Chief Financial Officer

     Ms. Leada Tak Tai Li, age 26, has been the Chief Financial Officer of PSHL since October 2005. Ms. Li is responsible for overseeing the financial and administrative matters of PSHL and after the Closing of the reverse merger with OraLabs Holding Corp. will serve as Chief Financial Officer of the Surviving Corporation. From June 2004 to October 2005, Ms. Li was Assistant to the Chairman of STAR Pharmaceutical Limited, a pharmaceutical manufacturing company listed on the main board of the Singapore Stock Exchange. At STAR Pharmaceutical Limited, Ms. Li was responsible for investor relations and assisting in the annual audits. From May 2004 to November 2003, Ms. Li was an audit assistant at KPMG, Hong Kong. From January 2002 to September 2002, Ms. Li was an Investment Analyst at Suez Asia Holdings (HK) Limited. Ms. Li holds a Bachelor of Commerce Degree with a dual major in Accounting and Finance from the University of Melbourne in Australia and a Master of Science Degree in Accounting and Finance from the Napier University in the United Kingdom. Ms Li is the daughter of Mr. Wo Hing Li.

     Gou Di Lu, Assistant to General Manager

     Mr. Gou Di Lu has been the Assistant to the General Manager of Chengtong since July 2002. After the Closing of the reverse merger with OraLabs Holding Corp., Mr. Lu will serve as the Deputy General Manager of the Surviving Corporation. Mr. Lu served as Department Head of the Quality Control Department of Shanghai Pudong Steel Group, Ltd. from November 1998 to July 2002. Mr. Lu holds a Bachelor Degree in Business Administration from Shanghai No. 2 University of Industry and a Bachelor Degree in metallic pressure processing from Shanghai Metallurgical College.

     See Proposal 7 for identification of persons who will serve as additional directors of China Precision Steel, Inc. if the transactions described in this Proxy Statement are consummated.

Involvement in Certain Legal Proceedings

     During the past ten years, none of PSHL's Directors or Management is or have been involved in any legal proceeding concerning (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

Executive Compensation

     The following table sets forth the annual and long-term compensation for services in all capacities to PSHL in the fiscal years ended June 30, 2006, 2005 and 2004 of Wo Hing Li, Hai Sheng Chen, Leada Tak Tai Li and Gou Di Lu, PSHL's executive officers.

-------------------------------------------------------------------------------------------------------------------
                             Annual Compensation                                     Long Term Compensation
-------------------------------------------------------------------------------------------------------------------
                                                                                     Restricted        Securities
Name and Principal                                                                   Stock             Underlying
Position                     Fiscal Year   Salary         Bonuses       Other        Award              Options
-------------------------------------------------------------------------------------------------------------------
Wo Hing Li, Chairman         2006          $-             $-            $-              -0-               -0-
(2)                          2005          $200,000       $-            $-              -0-               -0-
                             2004          $200,000       $-            $-              -0-               -0-

-------------------------------------------------------------------------------------------------------------------
Hai Sheng Chen, Director
and General Manager of       2006          $6,683         $-            $-              -0-               -0-
Chengtong                    2005          $6,522         $-            $-              -0-               -0-
                             2004          $6,522         $-            $-              -0-               -0-

-------------------------------------------------------------------------------------------------------------------
Leada Tak Tai Li, Chief
Financial Officer and        2006          $-             $-            $-              -0-               -0-
Controller of PSHL           2005          $-             $-            $-              -0-               -0-
(1)(2)                       2004          $-             $-            $-              -0-               -0-

-------------------------------------------------------------------------------------------------------------------
Gou Di Lu, Assistant to the
General Manager of           2006          $4,641         $-            $-              -0-               -0-
Chengtong                    2005          $4,348         $-            $-              -0-               -0-
                             2004          $4,348         $-            $-              -0-               -0-

-------------------------------------------------------------------------------------------------------------------
(1) Ms. Li became the Chief Financial Officer of PSHL in October 2005.
(2) Wo Hing Li and Leada Tak Li waived compensation for the year ended
    June 30, 2006.

Option/SAR Grants in Last Fiscal Year

     PSHL did not grant any options or stock appreciation rights during the fiscal year ended June 30, 2005.

Director Compensation

     Except as set forth on the table above, there are no other arrangements to compensate the current directors for services rendered or to be rendered.

Employment Agreements

     PSHL has no employment agreements, compensatory plans or arrangements with its officers, directors or senior management officials.


                  SUMMARY HISTORICAL FINANCIAL DATA FOR ORALABS

     Set forth below are highlights from OraLabs Holding Corp. audited historical consolidated financial statements and related notes as of and for each of the years ended December 31, 2003 through 2005 and the unaudited financial statements for the nine months ended September 30, 2006 and 2005. OraLabs Holding Corp.'s consolidated financial statements as of, and for the years ended, December 31, 2003 through 2004 were audited by Ehrhardt Keefe Steiner & Hottman, PC., and for the year ended December 31, 2005 were audited by GHP Horwath, P.C.

     You should read the following information together with OraLabs Holding Corp.'s consolidated financial statements, the notes related thereto and the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in OraLabs Holding Corp.'s annual report on Form 10-KSB for the fiscal year ended December 31, 2005 and the quarterly report on Form 10-QSB for the quarter ended September 30, 2006, which are enclosed with this Proxy Statement and have been filed with the SEC.

                                           Nine Months Ended September              Years Ended December 31
                                              2006            2005            2005            2004            2003
                                           (In Thousands - except per               (In Thousands - except
                                                 share amounts)                       per share amounts)
Statement of Operations Data:                      (Unaudited)
  Revenues                                  13,304           9,069          13,585          13,131          14,068
  Expenses                                  11,882           9,364          13,497          14,042          14,284

Net Income/(Loss)                              943             -19              94            (565)              1
Net Income/(Loss) available to Common          943             -19              94            (565)              1
Shareholders

Net Income/(Loss) per Common Share            0.20               *            0.02           (0.12)           0.00
Balance Sheet Data:
  Cash and Cash Equivalents                  1,204             731           1,834             866           2,561
  Current Assets                             7,628           5,681           6,617           6,059           7,539
  Total Assets                               9,711           7,622           8,655           7,773           8,405
  Current Liabilities                        1,660           1,327           2,101           1,357           1,611
  Non-current Liabilities                       65               7               7              12              66
  Total Liabilities                          1,725           1,334           2,108           1,369           1,677
  Shareholder's Equity                       7,986           6,288           6,547           6,404           6,727
*Less than $(.01)


                   SUMMARY HISTORICAL FINANCIAL DATA FOR PSHL

     The following table sets forth selected consolidated financial data for PSHL and its subsidiary as of and for each of the three years ended June 30, 2006. PSHL's consolidated financial statements as of, and for the years ended June 30, 2005 and 2004 were audited by Murrell, Hall, McIntosh & Co. PLLP.

     You should read the following information together with PSHL's consolidated financial statements, the notes related thereto and the section entitled "PSHL - Management's Discussion and Analysis of Financial Condition and Results of Operations" below.

                                                                      Fiscal Years Ended June 30
                                                          2006                   2005                   2004
                                                 ---------------------- ---------------------- ----------------------
Statement of Operations Data:

      Sales Revenue                                      34,881,141             53,144,601             17,417,005
      Cost of Goods Sold                                 24,892,154             45,562,070             16,409,829
Net Income                                                8,259,684              6,366,441                198,776

Balance Sheet Data:

      Cash and Equivalents                                  186,955              3,133,326                237,790
      Current Assets                                     23,154,115             13,028,918              4,292,834
      Total Assets                                       51,006,960             28,739,327             12,490,700
      Current Liabilities                                36,173,385             17,604,632             11,596,058
      Non-current Liabilities                             3,152,415              7,713,219                     --
      Total Shareholder's Equity                         11,681,160              3,421,476                894,642


             PRO FORMA COMBINED SUMMARY OF HISTORICAL FINANCIAL DATA

     The following selected unaudited pro forma condensed consolidated financial data were prepared as a recapitalization of PSHL. OraLabs' historical condensed consolidated statement of operations is combined with Partner Success Holdings Limited and Subsidiary's historical consolidated statement of operations data for the six months ended June 30, 2006 and the year ended December 31, 2005, giving effect to the redemption of 3,629,350 shares of the Company's common stock in exchange for the transfer to Gary H. Schlatter of all the Company's stock that it owns in its wholly-owned subsidiary, OraLabs, Inc., as if it had occurred on June 30, 2006 for purposes of preparing the June 30, 2006 pro forma balance sheet and as of January 1, 2005 for purposes of preparing the pro forma income statements for the six months and twelve months periods ended June 30, 2006 and December 31, 2005 respectively.

     The selected unaudited pro forma condensed consolidated financial data is based on estimates and assumptions that are preliminary. The data are presented for informational purposes only and is not intended to represent or be indicative of the consolidated results of operations or financial condition of OraLabs and PSHL that would have been reported had the transactions been completed as of the dates presented, and should not be taken as representative of future consolidated results of operations or financial condition of OraLabs and PSHL.

     This selected unaudited pro forma condensed consolidated financial data should be read in conjunction with the summary selected historical consolidated financial data and the unaudited pro forma condensed consolidated financial statements and accompanying notes contained elsewhere in this Proxy Statement, the separate historical consolidated financial statements and accompanying notes of OraLabs Holdings Corp. contained in this Proxy Statement and the historical consolidated financial statements and accompanying notes of Partner Success Holdings Limited and its Subsidiary contained in this Proxy Statement. See the section below entitled "Where You Can Find More Information".

                                      Six Months Ended    Twelve Months Ended
                                        June 30, 2006      December 31, 2005

Statement of Operations Data:
    Sales Revenues                        19,275,893           50,400,860
    Cost of Good Sold                     12,857,789           39,697,493
Net Income                                 2,801,952            9,503,841

Balance Sheet Data:
                                            As of
                                        June 30, 2006

    Cash and Equivalents                     586,955
    Current Assets                        23,554,115
    Total Assets                          51,406,960
    Current Liabilities                   36,573,385
    Non-current Liabilities                3,152,415
    Total Shareholder's Equity            11,681,160


         PSHL'S MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

Caution Regarding Forward-Looking Information

     When used in this Proxy Statement, the words "may," "will," "expect," "anticipate," "continue," "estimate," "project," "intend," and similar expressions are intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934 regarding events, conditions, and financial trends that may affect PSHL's future plans of operations, business strategy, operating results, and financial position. Persons reviewing this Proxy Statement are cautioned that any forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties and that actual results may differ materially from those included within the forward-looking statements as a result of various factors. These risks and uncertainties, many of which are beyond PSHL's control, include (i) the sufficiency of existing capital resources and PSHL's ability to raise additional capital to fund cash requirements for future operations; (ii) volatility of the stock market; and (iii) general economic conditions. Although PSHL believes the expectations reflected in these forward-looking statements are reasonable, such expectations may prove to be incorrect.

     While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect PSHL's current judgment regarding the direction of its business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. PSHL undertakes no responsibility or obligation to update publicly these forward-looking statements, but may do so in the future in written or oral statements. Investors should take note of any future statements made by or on its behalf.

Introduction

     The following discussion should be read in conjunction with our consolidated audited financial statements and the related notes that appear elsewhere in this Proxy Statement. Our consolidated audited financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles. The following discussion and analysis covers PSHL's plan of operation for the next twelve months. It discusses PSHL and its subsidiary's financial condition at June 30, 2006 and changes in its financial condition since June 30, 2005, the end of the prior fiscal year. It also covers PSHL and its subsidiary's results of operation for the fiscal years ended June 30, 2006 and June 30, 2005. The following discussion and analysis should be read in conjunction with the financial statements and the related notes included elsewhere in this Proxy Statement.

Plan of Operations

     Partner Success was registered on April 30, 2002, in the Territory of the British Virgin Islands and was classified as an International Business Company.

     PSHL has one wholly-owned subsidiary, Shanghai Chengtong Precision Strip Company Limited ("Chengtong"). For purposes of this section of this Proxy Statement, PSHL refers collectively to Partner Success and Chengtong.

     The operations of PSHL are conducted primarily through Chengtong which was registered on July 2, 2002, in Shanghai, China. PSHL is engaged in the manufacturing and selling of cold-rolled and hot-rolled precision steel products and plates primarily for the automobile industry (components and spare parts), kitchen tools and electrical appliances. Chengtong is located in China and its products are currently primarily sold to manufacturers in the automotive industry in China.

     PSHL's plan of operation is to continue its current operations and to gain a greater market share in China. PSHL also intends to expand into overseas markets, such as Japan, Taiwan, Korea, the European Union and the United States.

New Production Facility

     In 2005, the directors of PSHL determined that PSHL's production facilities were not capable of meeting the production requirements and specifications demanded by existing and potential customers. PSHL decided to construct a new production facility and to install a 1400mm mill and 1700mm mill to specifically address the customers' demands for higher profit margin precision steel products such as high carbon cold-rolled steel products and expand production capacity.

     The new production facility consists of two cold roll mills and installation of the first mill - 1400mm cold roll mill was completed in August 2006. The installation of the second mill - 1700mm cold roll mill is expected to be put into production by June 30, 2007. When the two mills in the new production facility are fully utilized, it is expected to increase annual production by 300,000 tons per year.

     Total cost of the new production facility including the plant and machineries is estimated to be approximately $25 million. As of June 30, 2006, capital expenditures totalling $19,188,428 had been recorded. The capital expenditures already incurred on the new production facility and plant and equipment for the 1400mm and 1700 mm mills were funded internally and through two external bank borrowings of $8 million on October 14, 2004 and another loan of $8.4 million on September 22, 2005 totaling $16.4 million.

     After the closing of the reverse merger, PSHL intends to raise funds to fund part of the cost of the new production facilites and working capital requirements. If for any reason the proposed financing is not closed, PSHL intends to use internally generated resources and external borrowings to fund the remaining of the construction expenditure.

Fiscal year ended June 30, 2006 compared to the fiscal year ended June 30, 2005

Results of Operations

     Net income for the year ended June 30, 2006, was $7,514,101, as compared to the year ended June 30, 2005, which was $6,366,441. Components of sales and expenses resulting in this increase in net income are discussed below.

     Sales revenues in 2006 decreased $18,263,460, or 34%, to $34,881,141 from $53,144,601 in 2005. The reasons for the decrease in sales revenues for the year ended June 30, 2006, were as follows:

     o Sales volume decreased by 31,734 tons, or 43%, to 42,160 tons for the year ended June 30, 2006, compared to 2005 of 73,894 tons when PSHL shifted to produce high precision steel products, which require additional production time, during the year ended June 30, 2006, compared to the same corresponding period in 2005, when low precision steel products were produced.

     o Average selling price per ton increased by an average of $128 per ton, or 18%, to $847 per ton for the year ended June 30, 2006, compared to the same corresponding period in 2005 of $719 per ton. This increase mitigated the decrease in sales volume arising from changes to the sales/production mix with concentration on high carbon cold-rolled steel and high carbon hot-rolled steel making up 62% of the sales mix compared to the same corresponding period in 2005 of 27%.

     o Temporary suspension of low carbon acid wash steel resulted in no production for the year ended June 30, 2006, compared to the same corresponding period in 2005 of 9,124 tons.

     o Significant decrease in low carbon hard rolled steel products sold in this category decreased by 32,407 tons, or 91%, to 3,238 tons for the year ended June 30, 2006, compared to the same corresponding period in 2005 of 35,645 tons. The decrease is due to PSHL's decision to specialize in production of higher gross profit margin products which require more time and precision to produce. This also resulted in lower production capacities as measured in tons of production.

     o Sales mix also changed significantly. Low carbon hard rolled steel products were 5% of the current sales mix at an average selling price of $522 per ton for the year ended June 30, 2006, compared to the same corresponding period in 2005 of 45% at an average selling price per ton of $667.

     Cost of goods decreased by $20,669,916, or 45%, to $24,892,154 for the year ended June 30, 2006, from $45,562,070 in 2005. The decrease is due in part to a 34% decrease in sales combined with a 23% per ton average decrease in raw materials costs.

     o Average unit cost of raw materials decreased by $58 per ton or 10% period-on-period to $508 per ton for the year ended June 30, 2006, compared to the same corresponding period in 2005 of $566 per ton.

     Gross profit margin increased to 29% for the year ended June 30, 2006, compared to the year ended June 30, 2005 of 14%. This increase is due largely to the favorable variance in cost of sales by 44% in relation to the decrease in sales revenue by 34%.

     Selling expenses increased by $35,628, or 41%, to $122,220 for the year ended June 30, 2006, compared to $86,592 for the year ended June 30, 2005. The increase was due to increases in wages of $13,609, welfare expenses of $4,891, traveling expense of $12,078 and other costs of $5,050.

     Administrative expenses decreased by $38,407, or 7%, to $505,764 for the year ended June 30, 2006, compared to $544,171 for the year ended June 30, 2005. The decrease was due to increases in legal and professional expenses of $163,286 offset by decreases in directors' remunerations of $199,546. The increase in the legal and professional fees was due to costs incurred in connection with the anticipated reverse merger.

     Depreciation expense, a portion of which is included as a component of cost of goods sold increased by $356,702 or 58%, to $823,862 in 2006, from $582,448 in 2005, was due primarily to an increase in depreciable assets in 2006 when compared to 2005 due to the upgrading of the production facilities.

     For the years ended June 30, 2006 and 2005, PSHL incurred $1,021,607 and $508,313 respectively, in interest and financing costs associated with debts. Interest costs of $749,914 incurred during the year ended June 30, 2006 were capitalized as part of the construction-in-progress leaving $271,693 in interest expense. This increase was due primarily to increased borrowings to finance the construction in progress and plant and machinery, specifically for the purpose of increasing production capacity by 300,000 tons.

     Net income increased by $1,147,660, or 18%, to $7,514,101 for the year ended June 30, 2006, compared to $6,366,441 for the year ended June 30, 2005. The favorable variance in net income was mainly due to the increase in gross profit by $2,406,456.

Liquidity and Capital Resources

     Net cash flows used in operating activities for the year ended June 30, 2006, was $853,849 as compared with $54,161 provided by operating activities for the year ended June 30, 2005, for a net decrease of $908,010. This decrease was due primarily to a $6,703,870 increase in accounts receivable combined with a $4,223,709 increase in inventories offset by an increase in net income of $1,494,357, an increase in advances by customers of $1,357,276 and an increase in taxes payable of $2,233,648 in 2006.

     Net cash flows used in investing activities for the year ended June 30, 2006, was $12,966,700 compared to $5,354,938 for the year ended June 30, 2005.
The increase in investing activity was due to substantial increases in the amount spent on construction-in-progress during 2006.

     Net cash flows provided by financing activities for the year ended June 30, 2006, was $10,128,595 compared to $8,196,313 for the year ended June 30, 2005.
Both years reflect substantial borrowing which was incurred for expansion of the operations and to finance the construction in progress on new facilities.

     Current liabilities exceeded current assets by $13,019,270 at June 30, 2006. The working capital deficit was incurred primarily due to the short-term nature of certain construction financing combined with advances from directors used to finance working capital needs.

     The following table lists PSHL's existing indebtedness as of June 30, 2006:

Bank                            Loan dates        Interest rate                 Loan amount   At Jun 30, 2006
----                            ----------        -------------                 -----------   ---------------

Agricultural Bank of China      Oct 21, 2005      5.58%                           1,248,439         1,248,439
Agricultural Bank of China      Nov 11, 2005      5.58%                           1,248,439         1,248,439
Agricultural Bank of China      Dec 12, 2005      5.58%                           1,747,815         1,747,815
Agricultural Bank of China      May 19, 2006      5.58%                           1,498,127         1,498,127
Raiffeisen Zentralbank          Oct 14, 2004      3% on 10% p.a. of the           8,000,000         7,973,215
                                                  standard rate set by the
                                                  People's Bank of China

Raiffeisen Zentralbank          Sep 22, 2005      15% p.a. over the standard      9,700,000         4,119,850
                                                  rate set by the People's
                                                  Bank of China

Raiffeisen Zentralbank          Sep 22, 2005      15% p.a. over the standard      8,400,000         4,098,139
                                                  rate set by the People's
                                                  Bank of China

Other loan
----------
Chen Hai Sheng                  January 2003      Non-interest bearing              419,101           419,101

     As of June 30, 2006, the bank borrowings are secured as follows:

Loans from Agricultural Bank of China:

     With respect of the local bank borrowings totaling $5,742,821, a related company, Hainan Pharmacy Company Limited and the Bank entered into a Loan Guarantee Agreement dated October 20, 2005 under which Hainan Sida agreed to guarantee the short-term borrowings to a maximum guarantee amount of $6,242,197 for a period of 1 year.

Loans from Raiffeisen Zentralbank:

     In accordance with the terms and conditions of the Loan Guarantee Agreement between the Company and Raiffeisen Zentralbank on October 14, 2004 and September 22, 2005, plant and machinery at a value of $5,824,927 were pledged as security to the Bank in respect of the short-term borrowings of $17,700,000 and long-term borrowings of $8,400,000.

     When PSHL and Raiffeisen Zentralbank entered into Loan Guarantee Agreement dated October 14, 2004 and September 22, 2005, PSHL agreed to pledge all of its equity holdings in Chengtong Precision as security for the borrowings of $17,700,000 and long-term borrowings of $8,400,000 and a shareholder of PSHL also agreed to pledge all of his 50,000 issued shares to secure a short-term bank loan of $8,000,000 on October 14, 2004 and a long-term bank loan of $8,400,000 on September 23, 2005. A deed of release was obtained on April 10, 2006 under which Raiffeisen Zentralbank agreed to release all the previously pledged registered capital in Chengtong Precision and shares in PSHL.

Contractual Obligations

     The following table is a summary of PSHL's contractual obligations as of June 30, 2006:

                                        Payments Due by Period
     Contractual Obligations                 Total    Less than 1 Year        2-3 Years        4-5 Years
     -----------------------                 -----    ----------------        ---------        ---------
       Notes payable               $    17,835,886    $    17,835,886    $           -    $           -
       Long-term debt                    4,098,139            945,724        2,521,928          630,487
       Purchase obligation for
       construction projects             6,154,276          6,154,276                -                -
                                   ----------------   ----------------   --------------   --------------

                                   $    28,088,301    $    24,935,886    $   2,521,928    $     630,487
                                   ================   ================   ==============   ==============


     Fiscal year ended June 30, 2005 compared to fiscal year ended June 30, 2004

Results of Operations

     Net income for the year ended June 30, 2005, was $6,366,441 as compared to the year ended June 30, 2004, which was $198,776. Components of sales and expenses resulting in this increase in net income are discussed below.

     Sales revenues in 2005 increased $35,727,596, or 205%, to $53,144,601 from $17,417,005 in 2004. The reasons for the favorable variance in sales revenues for the year ended June 30, 2005, were as follows:

     o Sales volume increased due to increasing sales orders from many existing customers and new customers introduced by the company's sales representatives.

     o Production capacity increased through purchases of advanced state-of-the-art plant and machinery, extending the existing production factory floor areas, and outsourcing certain complex processes.

     o Significant increases in average selling price per ton of product of $237 per ton, or 49%, to $719 per ton for the year ended June 30, 2005, from $482 per ton in 2004.

     o Increase in sales of high carbon hot-rolled steel products by 1,142 tons, or 40.5%, to 3,964 tons for the year ended June 30, 2005, from 2,822 tons in 2004.

     o Significant increase in low carbon cold-rolled steel products by 12,386 tons, or 4,455%, to 12,664 tons for the year ended June 30, 2005, from 278 tons in 2004.

     o Introduction of a new production processing plant to provide soothing and "sponge down" of rust on uneven steel surface of steel rolls and plates which enabled the Company to increase its selling price.

     Cost of goods increased by $29,152,241, or 177.7%, to $45,562,070 for the year ended June 30, 2005, from $16,409,829 in 2004. The increase in cost of goods sold of 178% for the year ended June 30, 2005, over 2004 was due primarily to a 205% increase in sales revenues offset in part by a significant improvement in gross profit margins.

     Gross profit margins increased from 5.78% in 2004 to 14.27% in 2005. This represents a 8.49% increase in gross profit margins. This increase is due largely to increased sales volume and average unit selling price. This increase was due to improved market conditions and increase in sale of high carbon steel products which have higher gross profit margins.

     Selling expenses increased by $41,248, or 91%, to $86,592 for the year ended June 30, 2005, compared to $45,344 for the year ended June 30, 2004. The increase was due to increases in wages of $35,450 and other costs of $5,798.

     Administration expenses increased by $102,010, or 23.07%, to $544,171 for the year ended June 30, 2005, compared to $442,161 for the year ended June 30, 2004. The increase was due to increases in salaries and wages of $26,404, valuation fees of $26,550 and other costs of $49,056.

     Depreciation and amortization expense of $365,583 and $332,191 in 2005 and 2004, respectively, which was included as a component of cost of goods sold, increased by $91,249 or 22% from $416,461 in 2004 to $507,710 in 2005. This increase is due primarily to the additional fixed assets purchased during 2004 and 2005. Additions to fixed assets totaled $1,647,777 and $2,392,909 in 2004 and 2005 respectively.

     Other revenues increased by $12,077, or 100%, to $12,077 for the year ended June 30, 2005, as no amount was reported for the year ended June 30, 2004. Other revenue represented subsidies received from the Chinese Government to improve the existing technology used in the production process.

     For the years ended June 30, 2005 and 2004, PSHL incurred $455,277 and $236,625, respectively, in interest and financing costs associated with debts. The increase was due to additional debt incurred in connection with new construction and additional fixed assets purchases, specifically for the purpose of increasing production capacity by 300,000 tons.

Liquidity and Capital Resources

     Net cash flows provided by operating activities for the year ended June 30, 2005, was $54,161 compared with $1,791,511 for the year ended June 30, 2004, for a net decrease of $1,737,350. The decrease was due primarily to a $5,808,987 increase in accounts receivable combined with a $2,000,883 decrease in advances from customers which more than offset the $6,167,665 increase in net income.

     Net cash flows used by investing activities for the year ended June 30, 2005, was $5,354,938 compared to $3,249,967 for the year ended June 30, 2004.
The increase in investment activity of $2,104,971 was due largely to construction and acquisition costs of plant and machinery.

     Net cash flows provided by financing activities for the year ended June 30, 2005, was $8,196,313 compared to $1,613,163 for the year ended June 30, 2004.
The increase of $6,583,150 is due largely to additional loan proceeds in excess of repayments.

     Current liabilities exceeded current assets by $4,575,714 at June 30, 2005. This change was due largely to increases in amounts due to directors in excess of the increase in cash equivalents and accounts receivable from customers.

                    INFORMATION CONCERNING THE ANNUAL MEETING

Time, Place and Date

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies from OraLabs shareholders for use at the annual meeting of shareholders to be held at 10:00 a.m., Mountain Time on December ____, 2006, at OraLabs' offices at 18685 E. Plaza Drive, Parker, Colorado 80134, or at any adjournment or postponement thereof, pursuant to the enclosed Notice of Annual Meeting of Shareholders.

Purpose of the Annual Meeting

     At the annual meeting, the shareholders of OraLabs will be asked to consider and vote upon the approval of the Exchange Agreement and the transactions contemplated thereby. A copy of the Exchange Agreement, as amended, is attached to this Proxy Statement as Annex 1. Based on the factors described below under "Special Factors--Recommendation of the Special Committee and Board of Directors" and on the unanimous recommendation of its Special Committee, the Board of Directors of OraLabs recommends that shareholders vote "FOR" approval of the Exchange Agreement and the transactions contemplated thereby.

Record Date; Voting at the Meeting; Quorum

     The Board has fixed the close of business on October 27, 2006 as the record date for the annual meeting. Only shareholders of record as of the close of business on the record date will be entitled to notice of and to vote at the annual meeting. As of the close of business on the record date, OraLabs had outstanding 4,848,265 shares of its common stock, held of record by approximately 869 registered holders, although OraLabs believes it has other beneficial owners of its common stock. Holders of the common stock are entitled to one vote per share. The presence in person or by proxy of the holders of not less than a majority of the voting power of the outstanding common stock entitled to vote at the annual meeting constitutes a quorum. Broker non-votes and shares present or represented but as to which a shareholder abstains from voting will be included in determining whether there is a quorum at the annual meeting.

Required Vote

     Under Colorado law and the Company's governing documents, the transaction concerning the conveyance to Mr. Schlatter of all of OraLabs' shares in OraLabs, Inc. in exchange for the redemption by OraLabs of all of the shares of common stock in OraLabs owned by Mr. Schlatter requires the affirmative vote of the majority of all of the shares entitled to vote on the matter. The remaining proposed transactions require the affirmative vote of a majority of the votes cast at the annual meeting. The proposed transactions are not structured so that approval of at least a majority of unaffiliated shareholders is required. Gary
H. Schlatter currently owns 3,629,350 shares of common stock of OraLabs in his individual capacity, representing approximately 77% of our outstanding shares of common stock as of the record date. Mr. Schlatter has entered into a voting agreement pursuant to which he has agreed to vote in favor of the proposals, which would satisfy both the quorum and affirmative vote requirements. Robert C. Gust, a director, intends to vote his 11,000 shares in favor of the transactions. As Mr. Schlatter owns more than fifty percent (50%) of the voting power, OraLabs is considered a "Controlled Company" for purposes of Rule 4350(c)(5) promulgated by the National Association of Securities Dealers, Inc.

Voting and Revocation of Proxies

     The enclosed proxy is solicited on behalf of OraLabs' Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to its exercise, either by filing with OraLabs' secretary at OraLabs' principal executive offices a written revocation or a duly executed proxy bearing a later date or by voting in person at the annual meeting. Attendance at the annual meeting without casting a ballot will not, by itself, constitute revocation of a proxy. Any written notice revoking a proxy should be sent to Corporate Stock Transfer, Inc., 3200 Cherry Creek So. Drive, Suite 430, Denver, CO 80209.

Action to be Taken at the Annual Meeting

     All shares of common stock represented at the annual meeting by properly executed proxies received prior to or at the annual meeting, unless previously revoked, will be voted at the annual meeting in accordance with the instructions on the proxies. Unless contrary instructions are indicated, proxies will be voted FOR the approval of the Exchange Agreement and the transactions contemplated thereby. OraLabs does not know of any matters, other than as described in the Notice of Annual Meeting of Shareholders, which are to come before the annual meeting. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on such matters in accordance with their best judgment. Pursuant to our bylaws, an adjournment of the annual meeting may be made by an announcement made at the annual meeting prior to adjournment. We do not anticipate an adjournment of the meeting.

Proxy Solicitation

     OraLabs is requesting that banks, brokers and other custodians, nominees and fiduciaries forward copies of the proxy material to their principals and request authority for the execution of proxies. OraLabs may reimburse such persons for their expenses in so doing. No person is authorized to give any information or make any representation not contained in this Proxy Statement, and if given or made, such information or representation should not be relied upon as having been authorized. OraLabs shareholders should not send any certificates representing shares of common stock with their proxy card.

                                 SPECIAL FACTORS

Background of the Proposed Transactions

     OraLabs, Inc., the operating subsidiary ("Subsidiary") of OraLabs, began its business in 1990. Gary H. Schlatter, President of OraLabs, was the sole owner of the Subsidiary until 1997. In 1997, Mr. Schlatter made the decision that it would be beneficial for the Subsidiary to operate as a public company because of his beliefs that it would facilitate the use of public stock to finance the growth of OraLabs, that he would have a mechanism such as a stock option plan to facilitate giving his employees an ownership interest in OraLabs with the opportunity to profit by a rising stock price, and that he would have some liquidity with respect to his ownership of the Company. In that year, OraLabs, Inc. completed a reverse merger under which it became the wholly-owned operating subsidiary of a public company whose name was changed to OraLabs Holding Corp.

     After several years of being public, Mr. Schlatter determined that operating the Subsidiary as part of a public company did not achieve the benefits that he sought. As part of investigating transactions from time to time for which Mr. Schlatter sought to use public stock as part of the payment consideration, Mr. Schlatter found that due to his overwhelming percentage of stock owned, third parties were treating OraLabs as if it were still a private company without any premium for the fact that it was public. Mr. Schlatter did not obtain the interest of the investment community in OraLabs and as a result, the price of its stock drifted lower and the volume of shares traded remained so low that there was very little liquidity.

     In early 2001, one of the non-employee directors of OraLabs was presented with a proposal concerning a company that was interested in becoming public through a reverse merger. The business of that company was unrelated to the Subsidiary's business. The non-employee directors of OraLabs considered the proposal and discussed with Mr. Schlatter whether he would be interested in pursuing the transaction under which his shares in OraLabs would be exchanged for OraLabs' shares in the Subsidiary, contingent upon the simultaneous acquisition by OraLabs of the other company. Mr. Schlatter said that he would be interested in considering that type of transaction. The non-employee directors of OraLabs continued discussions with Mr. Schlatter as well as with the other company, which resulted in the other company's tender to OraLabs of a non-binding letter of intent concerning the transactions. The Board (with Mr. Schlatter abstaining) authorized the execution of the letter of intent, but despite the efforts of the non-employee directors during the next couple of months to move the transaction toward the preparation of a definitive agreement, the other company changed its mind about proceeding with the transaction and the discussions between the parties terminated.

     As a result of Mr. Schlatter's consideration of that proposal and because of the concurrence by the non-employee directors with Mr. Schlatter's belief that the operations of the Subsidiary as a public company were not providing material benefits to the OraLabs' shareholders, OraLabs continued to be receptive to reorganization transactions with third parties that could enhance the public shareholders' value. The non-employee directors sought such transactions by directly contacting business associates who could have knowledge of such opportunities as well as by placing ads from time to time in the Wall Street Journal.

     In May 2001, OraLabs received a letter of intent from another company that followed some very preliminary discussions with the non-employee directors of OraLabs. However, the non-employee directors believed that execution of a letter of intent was premature. Mr. Friess, one of the non-employee directors, was authorized to continue discussions with the company and determine in his discretion whether or not to recommend that a letter of intent be executed. Mr. Friess ultimately concluded that it was not in the interest of OraLabs to proceed with that transaction, and negotiations terminated.

     No material discussions about proposed transactions occurred for some time after that. In the Spring of 2002, the directors took note of the fact that the costs of operating as a public company, which were significant in relation to the size of OraLabs and which included both the legal fees involved in OraLabs' public reporting and compliance as well as the auditing fees, could be expected to substantially increase as the result of pending legislation that ultimately was adopted as the Sarbanes-Oxley Act. At that time the Board appointed Messrs. Friess and Gust as a special committee to evaluate any proposals that may be presented to the Company with respect to a corporate reorganization.

     In the late Spring and Summer of 2002, a proposed reverse merger was reviewed by the independent committee. A Memorandum of Understanding and a Non-disclosure Agreement were executed by Mr. Friess based upon the recommendation of the Special Committee and the authorization of the Board of Directors. The Memorandum was subject to customary conditions as well as the agreement that it was nonbinding and that an acceptable agreement was required to be reached between OraLabs and Mr. Schlatter concerning the transaction. After the execution of the Memorandum of Understanding, the Special Committee retained separate counsel to assist it in the negotiation of a definitive agreement. However, as a result of various issues that arose between OraLabs and the other company during the course of negotiating the definitive agreement, the negotiations became protracted to the extent that OraLabs' Board of Directors, upon the recommendation of the Special Committee, terminated the negotiations in the early Fall of 2002.

     In late 2002, Mr. Friess, acting on behalf of the Special Committee, advised the OraLabs Board of Directors that he had had discussions during the past several weeks with two separate companies who were interested in pursuing a reorganization with OraLabs. He presented information about both companies and their proposed transactions, and the Board of Directors recommended that he proceed with one of the company's proposal. In early 2003, the Special Committee and Mr. Schlatter each retained separate legal counsel to assist in the negotiations of a definitive agreement. Mr. Friess also made preliminary contact with companies engaged in the business of providing fairness opinions so that one could be chosen if a definitive agreement were executed. At and about the same time, negotiations continued concerning a definitive agreement, specifically including the effect, if any, that OraLabs' loss of its NASDAQ listing might have upon the transaction. This discussion was prompted by the price of OraLabs' common stock falling below one dollar and the value of the public float of the Company's common stock falling below the NASDAQ listing requirement. (During the period from August 2002 to late 2003, the NASD sent several notices to OraLabs that its common stock was subject to delisting from the NASDAQ Capital Market.

     During the next several months, issues arose that caused revisions to be made in the proposed terms of the definitive agreement, mostly relating to the financial performance of the other company. The Special Committee recommended to the Board that various terms of the definitive agreement should be renegotiated to take account of those issues. Finally, in October 2003, because all conditions to the execution and delivery of a definitive agreement still were not satisfied, the Board of Directors, upon the recommendation of the Special Committee, terminated the negotiations between the parties.

     Commencing in late 2003 and continuing sporadically throughout 2004, a representative of various companies located in China presented information to the non-employee directors about companies that OraLabs might consider for purposes of a corporate reorganization. As information was presented to OraLabs from time to time about the companies, the directors requested additional information when they believed it was appropriate to pursue investigating a company, but none of these discussions proceeded beyond the preliminary investigation level. In October 2004, a financial summary and brief description of NVC Lighting Holdings Limited ("NVC") was presented to OraLabs. After meetings between various representatives of NVC and representatives of OraLabs, and the exchange of certain preliminary information, a letter of intent was executed on December 27, 2004. After negotiations between NVC representatives and the OraLabs Special Committee, a Stock Exchange Agreement was entered into between NVC and OraLabs on February 18, 2005. OraLabs filed a Preliminary Proxy Statement with the Securities and Exchange Commission on August 12, 2005. The parties were in the process of responding to comments from the staff of the SEC when NVC advised OraLabs on November 9, 2005 that it was terminating the Stock Exchange Agreement.

     A couple of weeks later, Gary Schlatter was planning a business trip to China on other OraLabs business unrelated to NVC. On November 29, 2005, Mr. Schlatter wrote to Mr. Henny Wee, who on behalf of Henny Wee & Co. had acted as NVC's accounting firm, to ask whether NVC might be having second thoughts about terminating its transaction with OraLabs and whether it would serve any useful purpose to schedule a meeting with the directors of NVC. Mr. Wee forwarded Mr. Schlatter's e-mail to Ms. Tracy Hung Wan, a representative of Belmont Capital Group Limited ("Belmont") who had acted as NVC's consultant in connection with its proposed transaction with OraLabs. Mr. Wee advised Mr. Schlatter that NVC had determined to proceed differently, and that a proposed meeting with NVC would not serve any useful purpose. In addition, he suggested to Mr. Schlatter that another company, referred by Mr. Eddie Wong, may be interested in pursuing a transaction with OraLabs. Mr. Wong has been a director of Belmont since August 2001. In September 2005, Mr. Wong became aware that PSHL was interested in pursuing a listing in the United States by way of a reverse merger. Mr. Wong then arranged an introductory meeting between Belmont and representatives of PSHL. Several other meetings occurred between representatives of PSHL and Belmont between September and November 2005.

     In November 2005, Belmont entered into a Consulting Agreement (the "Belmont Consulting Agreement") with PSHL whereby Belmont would assist PSHL in the preparation for and the acquisition of a U.S. publicly-listed shell company on the over-the-counter bulletin board or on the NASDAQ for the purpose of conducting a reverse merger as well as assist PSHL in raising capital (the "PSHL Financing"). Pursuant to the Belmont Consulting Agreement, Belmont may also provide additional option services to PSHL. Pursuant to the Belmont Consulting Agreement, Belmont is to be paid $400,000 upon completion of the first tranche of the PSHL Financing. Belmont is also entitled to 8% of the equity in the merged entity, which amount will not be diluted in the PSHL Financing. Further, Belmont is entitled to 50% of the difference between the negotiated actual dilution with the existing shareholders of the merged entity and 10%. If PSHL fails to raise $20,000,000 in the PSHL Financing, Belmont's equity in the merged entity shall be reduced by 2%. If PSHL raises $30,000,000 or more in the PSHL Financing, Belmont is entitled to 10% of the equity in the merged entity. Pursuant to the Belmont Consulting Agreement, Belmont is to be paid a 2% commission of the capital raised by PSHL Financing. Further, pursuant to the Belmont Consulting Agreement, PSHL has agreed to grant Belmont a three-year option (the "Belmont Option") to invest up to $2,000,000 in PSHL at the initial valuation used in the PSHL Financing. The Belmont Option has piggy back registration rights and may be extended for an additional year upon the written request of Belmont and the written consent of the merged entities board of directors, which consent shall not be unreasonably withheld. If PSHL terminates the Belmont Consulting Agreement prior to the closing of the reverse merger, PSHL is required to pay Belmont $100,000. If PSHL terminates the Belmont Consulting Agreement after the closing of a reverse merger, PSHL is required to pay Belmont $400,000 and the full amount of equity in the Surviving Corporation. As compensation for his efforts in bringing the consulting business to Belmont and for on-going liaison services that he will have to render between Belmont and PSHL, Belmont agreed to pay a referral fee to Mr. Eddie Wong's personal investment and service company, Edwon Inc.

     A few days after Mr. Wee mentioned another company to Mr. Schlatter, Mr. Wee provided some preliminary, approximate summary financial information about it. On December 2, 2005, Mr. Schlatter met with Mr. Wee and Ms. Wan in Hong Kong, which was followed by a meeting in China on December 3, 2005 between Mr. Schlatter, Mr. Wo Hing Li, the President of PSHL, and Ms. Leada Li. After the December 3, 2005 meeting, information was received by OraLabs from Belmont to determine if a potential business combination would be considered advisable by the parties. The OraLabs' Board of Directors reaffirmed the designation of the Special Committee to play the primary role in negotiating the terms of any proposed transaction with PSHL. While the Special Committee relied upon Mr. Schlatter's personal introduction to representatives of PSHL and his physical viewing of PSHL's facilities, the Special Committee conducted substantially all of the additional due diligence with particular emphasis on PSHL's financial condition and performance. During the remainder of December and beginning of January, the Special Committee devoted time to reviewing PSHL financial statements, obtaining information from PSHL about its historical and expected financial performance, discussing with PSHL a structure by which PSHL could obtain control of the public company and operate the PSHL business as part of the public company without operating any of the OraLabs business, and negotiating the ownership percentages to be retained by OraLabs shareholders and to be issued to PSHL shareholders or designees. Ultimately, based upon both Mr. Schlatter's tour of PSHL's facilities and the information received by the Special Committee, a non-binding letter of intent was executed by the parties as of January 9, 2006. Among its non-binding provisions, the letter of intent provided for a 94%-6% split of ownership percentages, a due diligence period for both parties, that the financial statements of PSHL would be subject to the satisfaction of OraLabs, and that either party would have the right to terminate a definitive agreement if it were not satisfied with the results of its due diligence. OraLabs proposed that the public company issue 94 percent control on a fully-diluted basis to PSHL shareholders or designees after comparing OraLabs' flat revenue growth during the previous years and the anticipated breakeven income for 2005 that followed a large loss in 2004, to PSHL's significant revenue growth from 2004 to 2005 and its substantial net income. In addition, OraLabs took into account that PSHL's status as a significantly larger business than OraLabs could be expected to allow PSHL to enjoy benefits of being a public company that had eluded OraLabs, and to provide for greater liquidity on a regular basis for its shareholders than had been the case for OraLabs. PSHL agreed that the 94%-6% split was a fair apportionment of ownership.

     The parties began the negotiations of a definitive agreement shortly after the letter of intent was executed. The negotiations extended over a period of approximately two and one-half months, during which numerous redrafts of an agreement were circulated among the parties and their counsel. Neither PSHL nor the Special Committee required that unaffiliated shareholders of the Company should have a separate vote to approve or disapprove the proposed transactions. The Special Committee believed that because the Closing would be conditioned upon the receipt of a fairness opinion from a third party, such a vote was not necessary. After the letter of intent was signed, the Special Committee made preliminary contacts with Capitalink, L.C., the firm who had been retained to render a fairness opinion with respect to the previous transaction between OraLabs and NVC, to discuss whether it would be available to provide the same services with respect to the PSHL transaction. The Special Committee retained independent legal counsel and Capitalink, L.C., as its advisors with respect to the transactions. The Board of Directors of the Company requested the Company's counsel to continue to represent the Company with respect to the transactions.

     As noted above, PSHL had no interest in operating any of the business of OraLabs that is now being conducted by the subsidiary, OraLabs, Inc. PSHL was not seeking to acquire any cash as a part of the proposed transactions, and was interested in minimizing the number of shares to be held by OraLabs shareholders upon completion of the closing so as to minimize the total number of shares outstanding after 94 percent control is issued to PSHL. To accomplish this, the parties agreed that the public company would acquire Mr. Schlatter's shares at closing and transfer to him all of the public company's shares in its operating subsidiary. As a result, Mr. Schlatter will become the 100 percent owner of OraLabs, Inc. as he was prior to it becoming public.

     Ultimately, the Stock Exchange Agreement (attached to this Proxy Statement as Annex 1) was signed as of March 31, 2006. After the Stock Exchange Agreement was executed, discussion arose about potential tax liability to the public company with respect to the acquisition of Mr. Schlatter's shares in exchange for the transfer to him of ownership of the Company's subsidiary, which resulted in the negotiation of an agreement about the terms of a tax indemnity that is included in the First Amendment to the Exchange Agreement (see "Exchange Agreement-Tax Indemnity").

     After execution of the Stock Exchange Agreement, the Special Committee engaged Capitalink to render a fairness opinion with respect to the PSHL transaction. Capitalink is a nationally recognized investment banking and advisory firm. Capitalink, as part of its investment banking and financial advisory business, is regularly engaged in the valuation of businesses and their securities in connection with mergers, acquisitions and private placements. The June 15, 2006 engagement letter with Capitalink provides for a negotiated fixed fee in the amount of $50,000, with $25,000 payable at commencement of the engagement and the balance payable upon completion of the engagement and delivery of the opinion. An additional $10,000 is payable if Capitalink is requested to perform an evaluation of OraLabs, Inc. as of the Closing Date. The fee is payable without regard to the conclusions reached in the opinion. Under the engagement letter, the Company also agreed to reimburse Capitalink for its reasonable and customary out-of-pocket expenses related to the work, and to indemnify Capitalink against certain losses or claims. Capitalink has consented to the inclusion of the description of its engagement in this Proxy Statement and has also approved the inclusion of the opinion as an annex to this Proxy Statement. There is no material relationship that existed during the past two years or that is contemplated between Capitalink and OraLabs, PSHL or any of their affiliates, except for the rendering of its opinion in connection with the proposed transactions and its services provided in connection with the NVC transaction described above.

Recommendation of the Special Committee and Board of Directors; Fairness of the Proposed Transactions

     Special Committee

     In recommending approval of the Exchange Agreement and the proposed transactions to the full OraLabs' Board of Directors in late March 2006, the Special Committee considered a number of factors. The material factors, both negative and positive are summarized below.

     The material positive factors considered include: the nonaffiliated shareholders of OraLabs will own an interest in PSHL, a much larger company that has exhibited recent growth that exceeds the financial results of OraLabs; the larger size of PSHL may result in more exposure to the financial marketplace than is the case with OraLabs, possibly enhancing the liquidity of an investment in the Surviving Corporation over that which has historically been the case with OraLabs; the presentation and opinion of Capitalink as to the fairness, from a financial point of view, of the transaction to the nonaffiliated shareholders; OraLabs has generated very little net income since fiscal year 2002; and OraLabs has not received material benefits of being a public company, while it has borne the financial and personnel burden of operating as a public company.

     The material potential negative factors considered include: the ownership of the nonaffiliated shareholders in the public company will be significantly diluted from their current 22.8% ownership interest to approximately a 4.1% interest in the Surviving Corporation, China Precision Steel, Inc.; all of the directors of OraLabs have an interest in closing the transactions, in that (i) Mr. Schlatter will acquire sole ownership of OraLabs, Inc., (ii) the two non-employee directors will be issued a total of 300,000 shares of common stock immediately prior to the Closing (approximately 1.1% of the number of shares to be outstanding after completion of the proposed transactions), (iii) OraLabs, Inc. will purchase up to 100,000 shares of common stock to satisfy an indemnity obligation and (iv) shareholders of the public company will have no further interest or opportunity to participate in any growth of OraLabs, Inc., should it occur after the closing, while Mr. Schlatter will receive all of such benefits as the sole owner of OraLabs, Inc.

     As part of its consideration, the Special Committee recognized the possibility that the shares of the Surviving Corporation would be delisted from the NASDAQ Capital Market, although PSHL believes that it will qualify for continued listing. The Special Committee believed that because of the financial performance of OraLabs, the historical small volume of shares traded and the treatment of OraLabs by others as essentially a private company due in part to Mr. Schlatter's sizeable share ownership, the loss of the NASDAQ Capital Market listing would not be materially adverse to the public shareholders of Surviving Corporation. The Special Committee also believed that, if the Surviving Corporation's common stock is delisted upon the occurrence of the Closing, the Surviving Corporation, China Precision Steel, Inc., could have the opportunity of restoring the listing on the NASDAQ Capital Market at some time after the Closing if the financial performance of PSHL and the trading of the common stock based upon the PSHL business would support the listing.

     The Special Committee also considered that the Surviving Corporation be reincorporated in the State of Delaware, subject to approval and consummation of the transactions contemplated by the Exchange Agreement, with an authorized capital consisting of 62,000,000 shares of common stock, par value $.001 per share, and 8,000,000 shares of preferred stock, par value $.001 per share. The Special Committee believed that PSHL should have the flexibility to issue additional shares to support its future business activities, and that subsequent dilution from the issuance of additional shares would apply equally to the PSHL shareholders and the nonaffiliated shareholders. In addition, the Special Committee considered the position of PSHL that it did not want OraLabs to require a separate affirmative vote of its unaffiliated shareholders, but rather wanted to proceed on the basis that the results of the vote would be assured as a result of Mr. Schlatter voting in favor of the proposed transactions. The Special Committee believed that as a result of the history of OraLabs' net income ($1,480,058 in 2001, $431,911 in 2002, $1,222 in 2003, a loss of $565,108 in 2004, with income of only $93,992 in 2005), the continuing increase in costs incurred by OraLabs by reason of being a public company, the relatively small percentage of shares of OraLabs owned by the nonaffiliated shareholders, and the anticipated receipt of a fairness opinion with respect to the transaction, this PSHL requirement was reasonable.

     The Special Committee believed that a structure under which 94 percent control of the public company would be issued to the PSHL Shareholders was a suitable structure to accomplish PSHL's goal of being a publicly-listed company in the United States with the Special Committee's goal of maintaining or improving the value of the interest held by the unaffiliated shareholders in a larger company that may attract greater interest by the investment community and that may product better long-term financial results than would be expected of OraLabs. The Special Committee did not seek to create a structure (such as an issuer tender offer) under which the unaffiliated shareholders could elect cash as part of the transaction, as Mr. Schlatter was unwilling to use cash from the subsidiary's operations that would be necessary for the continued operations of the subsidiary as a private company, and the Special Committee did not believe that such a structure would be necessary to make the transactions fair to the unaffiliated shareholders from a financial point of view.

     The foregoing discussion of the information and factors considered by the Special Committee is not meant to be exhaustive, but includes all material factors, both positive and negative, considered by the Special Committee to support its decision to recommend the approval of the Exchange Agreement and to determine that the transactions contemplated thereby are in the best interest of OraLabs and fair to OraLabs' nonaffiliated shareholders. The Special Committee did not assign relative weights or other quantifiable values to the above factors. Rather, the Special Committee viewed its position and recommendations as being based on the totality of the information presented to and considered by them, and that on balance, the positive factors discussed above outweighed the negative factors discussed above. The Special Committee believes that the terms of the Exchange Agreement are fair, in part based on the opinion of Capitalink as to the fairness, from a financial point of view, of the proposed transactions. The Special Committee also believes the process that followed in approving the Exchange Agreement was procedurally fair because, even though additional compensation will be paid to the non-employee directors at Closing and an unaffiliated representative was not retained to act solely on behalf of unaffiliated shareholders for purposes of negotiating the transactions, the Special Committee retained independent legal and financial advisors that assisted it in its evaluation of the Exchange Agreement.

     OraLabs Board of Directors

     The Board formed the Special Committee to act solely on behalf of the nonaffiliated shareholders of OraLabs for purposes of considering and negotiating the Exchange Agreement and related matters. The Board appointed Messrs. Friess and Gust to the Special Committee. Mr. Friess has been a director of OraLabs since 1997 and Mr. Gust has been a director since 2000. After formation of the Special Committee, the Special Committee retained Capitalink as its financial advisor and Capitalink provided its opinion to the Special Committee as to the fairness from a financial point of view of the proposed transactions to OraLabs' nonaffiliated shareholders as of July 19, 2006 subject to the limitations, assumptions and qualifications stated therein.

     The Board reviewed each of the factors presented by the Special Committee as described above and considered the Special Committee's process and actions in arriving at its recommendation to the Board. In reaching its determination, the Board considered the Special Committee's determinations, recommendations, approval of the Exchange Agreement, and determination of the Exchange Agreement's advisability. It also carefully considered the report and fairness opinion delivered by Capitalink to the Special Committee.

     OraLabs is undertaking the transaction with PSHL at this time as a result of the Special Committee's consideration of the factors outlined above relating to the limitations on OraLabs' growth as a public company, its financial performance, the long-standing concerns of the entire Board (including the Special Committee) regarding the historical low price and illiquidity of OraLabs' common stock, and the weakness in the market for its stock. OraLabs is also undertaking the transaction at this time because it is straining its financial and personnel resources to: (1) continue to comply on a timely basis with its periodic reporting requirements under the Securities Exchange Act of 1934; and (2) comply with the requirements of the Sarbanes-Oxley Act of 2002. In this regard, OraLabs estimates that the annual expenses it pays in connection with its public reporting responsibilities exceeds approximately $192,000.00. These expenses include fees of an outside accountant, annual audit and quarterly review fees of its independent auditor, directors fees, stock transfer fees, legal fees, and filing costs.

     The Board believes that sufficient procedural safeguards to ensure fairness of the transaction and to permit the Special Committee to effectively represent the interests of the holders of OraLabs' nonaffiliated shareholders were present. The Board recognized that the members of the Special Committee will benefit by the issuance to one of them of 100,000 shares and to the other of 200,000 shares of OraLabs common stock. The Board believes that the issuances of the stock are reasonable and appropriate under the circumstances because the directors are very active in analyzing and pursuing the PSHL transaction and because of their service on the Special Committee for the PSHL transaction. Those 300,000 shares (approximately 1.1% of the number of shares to be outstanding after completion of the proposed transactions) will be issued under the 2006 Director Stock Plan to be approved by the shareholders and will be registered under a Registration Statement on Form S-8 to be filed by OraLabs with the SEC prior to Closing (see, "Proposal 3"). The 300,000 shares are separate and apart from shares that may be issued under the proposed 2006 Omnibus Long-Term Incentive Plan that is also being presented to shareholders for approval. In addition it is expected that Oralabs, Inc. will purchase up to 100,000 shares (approximately 0.4% of the number of shares to be outstanding after completion of the proposed transactions) of common stock of the Company as part of the Closing, in order to provide funds to the Company with respect to an estimated income tax liability arising out of the closing of the transactions (see "Exchange Agreement - The Stock Exchange"). The Board otherwise believes that the procedural safeguards of the Special Committee are sufficient because the Special Committee retained independent financial advisors and legal counsel and the fact that the Special Committee, even though consisting of directors of OraLabs, is a mechanism well-recognized under corporate law to provide for fairness in transactions of this type. The Exchange Agreement was approved by the two members of the Special Committee. OraLabs does not believe that any material federal or state regulatory approvals, filings or notices are required by OraLabs in connection with the proposed transactions, other than such clearances, approvals, filings or notices required pursuant to federal and state securities laws.

     The Board believes that the proposed transactions are advisable, and are fair to and in the best interests of OraLabs and its nonaffiliated shareholders and, based upon the analysis and the opinion of the Special Committee's financial advisor as set forth above (which the Board adopted) and on the recommendation of the Special Committee, recommends to OraLabs' nonaffiliated shareholders that they vote FOR approval of the proposed agreement transactions.

Benefits and Detriments of the Proposed Transactions to OraLabs' Nonaffiliated Shareholders

     OraLabs believes that the primary benefit of the proposed transactions to its nonaffiliated shareholders is the possibility of a future increase in the value of their investments in the public company as a result of their ownership in a company whose business is significantly larger than that of OraLabs and whose prospects for growth may exceed that which is expected of OraLabs' current business. The primary detriments of the proposed transactions to OraLabs' nonaffiliated shareholders are that such shareholders will cease to participate in any future earnings of OraLabs, Inc. or to benefit from any increase in its value, they will sustain considerable dilution upon closing of the transactions, there are significant risks to PSHL's business operations (see, "PSHL Business-Risk Factors"), and operations of a business in China as opposed to in the United States is subject to very different laws, regulations and policies.

Opinion of Financial Advisor to the Special Committee of the Board of Directors

     The Special Committee of the Board of Directors engaged Capitalink, L.C. ("Capitalink") to provide financial advisory services to the Special Committee with its consideration of the transactions contemplated by the Stock Exchange Agreement, as amended (the "Transaction"). Pursuant to its engagement, Capitalink made a presentation to the Special Committee on July 19, 2006. Capitalink subsequently delivered its written opinion to the Independent Committee, which stated that, as of July 19, 2006, and based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, the Transaction is fair, from a financial point of view, to OraLabs' nonaffiliated shareholders. All figures in this section are as of July 19, 2006 unless otherwise stated. The full text of the written opinion of Capitalink is attached as Annex 2 and is incorporated by reference into this Proxy Statement.

o You are urged to read the Capitalink opinion carefully and in its entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Capitalink in rendering its opinion.

o The Capitalink opinion is not intended to be, and does not constitute, a recommendation to you as to how you should proceed with respect to the Transaction.

     Capitalink was not requested to opine as to, and the opinion does not in any manner address, the relative merits of the Transaction as compared to any alternative business strategy that might exist for OraLabs, OraLabs' underlying business decision to proceed with or effect the Transaction, and other alternatives to the Transaction that might exist for OraLabs.

     In arriving at its opinion, Capitalink took into account an assessment of general economic, market and financial conditions, as well as its experience in connection with similar transactions and securities valuations generally. In so doing, among other things, Capitalink:

o    Reviewed the Exchange Agreement.

o Reviewed publicly available financial information and other data with respect to OraLabs, including the Annual Report on Form 10-KSB for the year ended December 31, 2005, the Quarterly Report on Form 10-QSB for the three months ended March 31, 2006, the Current Report on Form 8-K filed April 6, 2006.

o Reviewed non-public information and other data with respect to OraLabs, including various internal financial management reports.

o Reviewed financial information and other data with respect to PSHL, including the audited financial report for the two years ended June 30, 2005, management-prepared financial statements for the nine months ended March 31, 2006, and the Business Memorandum dated April 2006 prepared by Belmont Capital Group.

o Reviewed the Transaction's pro forma impact on OraLabs' securities outstanding and nonaffiliated shareholders' ownership interest in OraLabs.

o Considered the historical financial results and present financial condition of OraLabs and PSHL.

o Reviewed and compared the trading of, and the market for, the common stock of OraLabs.

o Reviewed and compared the OraLabs nonaffiliated shareholders' aggregate indicated value on a pre-Transaction basis to the nonaffiliated shareholders' aggregate indicated value on a post-Transaction basis.

o Reviewed and analyzed certain financial characteristics of publicly-traded companies that were deemed to have characteristics comparable to each of OraLabs and PSHL.

o Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to those of each of OraLabs and PSHL.

o Reviewed and analyzed PSHL's projected unlevered free cash flows and prepared a discounted cash flow analysis.

o Reviewed and analyzed the control premiums paid in certain other transactions.

o Reviewed and discussed with representatives of OraLabs and PSHL certain financial and operating information furnished by them, including financial analyses with respect to their respective business and operations.

o    Performed such other analyses and examinations as were deemed appropriate.

     In arriving at its opinion, Capitalink relied upon and assumed the accuracy and completeness of all of the financial and other information that was used without assuming any responsibility for any independent verification of any such information. Further, Capitalink relied upon the assurances of OraLabs and PSHL management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information and projections utilized, Capitalink assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which it could make an analysis and form an opinion. Capitalink did not make a physical inspection of the properties and facilities of OraLabs and PSHL and did not make or obtain any evaluations or appraisals of their respective assets and liabilities (contingent or otherwise). In addition, Capitalink did not attempt to confirm whether OraLabs and PSHL had good title to their respective assets. Capitalink assumed that the Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable international, federal and state statutes, rules and regulations. Capitalink assumes that the Transaction will be consummated substantially in accordance with the terms set forth in the Exchange Agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to the nonaffiliated shareholders of OraLabs.

     Capitalink's opinion is necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, July 19, 2006. Accordingly, although subsequent developments may affect its opinion, Capitalink has not assumed any obligation to update, review or reaffirm its opinion.

     In connection with rendering its opinion, Capitalink performed certain financial, comparative and other analyses as summarized below. Each of the analyses conducted by Capitalink was carried out to provide a different perspective on the Transaction, and to enhance the total mix of information available. Capitalink did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness, from a financial point of view, of the Transaction to OraLabs' nonaffiliated shareholders. Further, the summary of Capitalink's analyses described below is not a complete description of the analyses underlying Capitalink's opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Capitalink made qualitative judgments as to the relevance of each analysis and factor that it considered. In addition, Capitalink may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Capitalink's view of the value of PSHL and OraLabs' assets. The estimates contained in Capitalink's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses or assets neither purports to be appraisals nor do they necessarily reflect the prices at which businesses or assets may actually be sold. Accordingly, Capitalink's analyses and estimates are inherently subject to substantial uncertainty. Capitalink believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete and misleading view of the process underlying the analyses performed by Capitalink in connection with the preparation of its opinion.

     The analyses performed were prepared solely as part of Capitalink's analysis of the fairness, from a financial point of view, of the Transaction to OraLabs' nonaffiliated shareholders, and were provided to the Special Committee in connection with the delivery of Capitalink's opinion. The opinion of Capitalink was just one of the many factors taken into account by the Special Committee in making its determination to approve the Transaction, including those described elsewhere in this Statement.

     It is noted that OraLabs is proposing to increase its authorized shares from 25 million to 62,000,000 shares of common stock par value $0.001 per share and 8,000,000 shares of preferred stock, par value $0.001. Capitalink does not believe this, if approved, will impact OraLabs' value or the fairness opinion, for the following reasons. Authorized but unissued shares represent a future, potential dilution to all of the Company's shareholders, not just the nonaffiliated OraLabs shareholders. However, that potential dilution is on a percentage ownership basis, not on a valuation basis. Only if the directors issue the unissued shares below the then fair value would there be any dilutive effect to all the then-existing shareholders. The Company is seeking the approval of the increase in the number of authorized shares of common stock and states that a number of such shares could be issued in connection with potential equity financings. Therefore, if, at any time in the future, the Company decides to issue additional shares, it is likely that it will receive consideration (cash, etc.) that would increase the value of the Company, offsetting the dilution to its nonaffiliated shareholders caused by the issuance of shares.

     Valuation Overview

     Based upon a review of the historical and projected financial data and certain other qualitative data for OraLabs and PSHL, Capitalink utilized several valuation methodologies and analyses to determine a range of values for each company. Capitalink utilized comparable company and comparable transaction analyses (all of which are discussed in more detail hereafter) for the valuation of OraLabs and discounted cash flow, comparable company and comparable transaction analyses for the valuation of PSHL.

     In arriving at an indicated valuation range for OraLabs, Capitalink weighted the comparable company and the comparable transaction analyses equally and determined an indicated value of between approximately $8.0 million and approximately $9.1 million for OraLabs. The nonaffiliated shareholders' pre-Transaction ownership interest of 21.7% in OraLabs represents an aggregate value of between approximately $1.7 million and approximately $2.0 million. Capitalink noted that the nonaffiliated shareholders' aggregate market value was approximately $1.8 million based on the average share price for the period following the termination of the stock exchange agreement with NVC Lighting Investment Holdings Limited and prior to the announcement of the Transaction.

     In arriving at an indicated valuation range for PSHL, Capitalink weighted the discounted cash flow, the comparable company and the comparable transaction analyses equally and determined an indicated value of between approximately $42.6 million and approximately $59.0 million for PSHL. The nonaffiliated shareholders' post-Transaction ownership interest of 3.9% in OraLabs represent an aggregate value of between approximately $1.7 million and approximately $2.3 million.

     Based on the above, Capitalink noted that the value of the nonaffiliated shareholders' post-Transaction ownership interest is in the range of the value of their pre-Transaction ownership interest.

     OraLabs Financial Performance Review

     Capitalink undertook a review of the OraLabs' historical financial data in order to understand and interpret its operating and financial performance and strength. Capitalink reviewed OraLabs' historical financial data for the five years ended December 31, 2005 and the three months ended March 31, 2006 and noted the following:

o OraLabs derives approximately 80% of its revenue from its lip balm business and believes that this category will continue to be its primary business.

o Revenue was relatively stable over the review period with a low of approximately $13.1 million in fiscal year ("FY") 2004 to a high of $15.4 million in FY2001. Over the review period, OraLabs experienced declining revenue with a compound annual growth rate of (1.4%), however revenue increased in the latest twelve month ("LTM") period ended March 31, 2006 by 6.9% compared to FY2005.

o OraLabs' gross profit margin gradually decreased over the review period from approximately 39.9% in FY2001 to approximately 29.1% in FY2004. Gross margin increased somewhat to 36.7% for the LTM period ended March 31, 2006 as a result of OraLabs' investment in a highly automated facility in FY2004 that made a positive impact on labor costs. In addition, a greater concentration of sales were to higher margin customers resulting in increased gross profit margin.

o Earnings before interest, taxes, depreciation and amortization ("EBITDA") decreased from approximately $2.3 million in FY2001 to approximately $1.4 million for the LTM period ended March 31, 2006 reflecting decreasing sales over the review period.

     PSHL Financial Performance Review

     Capitalink undertook a review of PSHL's historical financial data in order to understand and interpret its operating and financial performance and strength. Capitalink reviewed PSHL's historical financial data for the two fiscal years ended June 30, 2005 and the nine months ended March 31, 2006 and noted the following:

o Revenue has increased significantly over the review period from approximately $17.4 million in FY2004 to approximately $44.7 million in the LTM period ended March 31, 2006 representing a compound annual growth rate of 71.3%. The LTM period revenue however was down from approximately $53.1 million, or approximately (15.9%), reflecting a decrease in production from 73,894 in FY2005 to 57,741 in the LTM period, representing a drop of approximately 21.9%. This decrease in output and revenue is a result of Chengtong's decision to shift production from low carbon to high carbon products, which require longer processing time and a more complex production process.

o EBITDA grew from approximately $0.9 million in FY2004 to approximately $12.0 million in the LTM period ended March 31, 2006, representing a margin increase from approximately 4.9% to approximately 26.9%. Despite the decrease in revenue from FY2005 to the LTM period, EBITDA has increased by approximately 64.3% from approximately $7.3 million, reflecting the shift to higher margin high carbon products.

     Country and Industry Overview

     PSHL operates, manufactures and sells its products in the PRC. Despite the considerable growth potential of the country and its low cost base, PRC remains a risky environment. Capitalink noted the following significant risk factors:

o    Foreign exchange regulations;

o    Political and legal risk;

o    Lack of accounting transparency;

o    Limitations and restrictions on dividend repatriation;

o    Geographic concentration.

     China is by far the largest steel producing country with twice of the steel output of Japan, the second largest producer. According to the International Iron and Steel Institute, in 2005, China produced 349.4 million metric tons of steel, up 24.6% from 2004. In comparison, world production was up by only 6.1% in 2005.

     The International Iron and Steel Institute forecasts that the total use of finished steel products continues to show strong growth in all regions of the world, especially in China. The global outlook for steel demand remains positive and the largest factor in this growth is the influence of China. Even with a slowing of Chinese steel demand, double digit growth in China is still predicted at 13.0% for 2006 and 12.1% in 2007.

     OraLabs Stock Price Performance Review

     Capitalink reviewed the daily closing market price and trading volume of OraLabs common stock since the announcement of the Transaction on April 6, 2006, over the five month period between the termination of the NVC agreement and the announcement of the Transaction (November 10, 2005 to April 5, 2006) and over the twenty-four month period ended on July 7, 2006. Capitalink noted the following:

     o OraLabs' stock had limited liquidity prior to the announcement of the Transaction with the median number of shares traded at approximately 7,380 and 6,265 over the five-month and twenty-four month period, respectively. Since the announcement, the median number of shares traded was 100,420.

     o Over the five-month period prior to the announcement of the Transaction, OraLabs' mean share price was approximately $1.77 and ranged from a high of $2.23 to a low of $1.51.

     Capitalink did not consider the loss of liquidity or market value resulting from a potential de-listing from NASDAQ, as OraLabs' stock has historically had (pre-announcement) a very low liquidity with an extremely low volume of shares traded daily. The Company announced the contemplated transaction on April 6, 2006. Capitalink reviewed the Company's trading volume prior to that date and noted that the liquidity of the Company's shares was low during the preceding twelve and twenty-four months, as evidenced by a median daily volume of 7,380 and 6,265 shares, respectively. The trading volume prior to the announcement of the previously contemplated transaction (with NVC Lighting) was even lower during the preceding twelve and twenty-four months, as evidenced by a median daily volume of 1,320 and 400 shares, respectively.

     OraLabs Comparable Company Analysis

     Capitalink located four companies that it deemed comparable to OraLabs with respect to their industry sector and operating model (the "OraLabs Comparable Companies"). All of the OraLabs Comparable Companies manufacture and distribute personal care products. They are classified under SIC codes 5122 (Drugs, Proprietaries, and Sundries), 2844 (Toilet Preparations), 2833 (Medicinals and Botanicals) and 2834 (Pharmaceutical Preparations).

     Three of the OraLabs Comparable Companies are substantially larger than OraLabs in terms of revenue, with LTM revenue ranging from approximately $7.7 million to approximately $151.8 million, compared with approximately $14.5 million for OraLabs.

     Capitalink noted that two of the Comparable Companies are more profitable than OraLabs, with EBITDA margins ranging from approximately (1.4%) to approximately 18.2%, compared with approximately 9.5% for OraLabs.

     The OraLabs Comparable Companies have all exhibited low single-digit or negative revenue and EBITDA growth for their last fiscal year period, compared with OraLabs' approximately 3.5% revenue growth and high EBITDA growth (increasing from approximately $(0.3) million to approximately $0.8 million).

     Multiples utilizing market value and enterprise value were used in the analyses. With respect to the multiples generated, Capitalink noted that the enterprise value to LTM EBITDA multiple ranged from 6.2 times to 8.5 times, with a mean of 7.3 times.

     Capitalink also reviewed the historical multiples generated for the OraLabs Comparable Companies, and noted that the mean enterprise value to LTM EBITDA multiple over the last ten years was 7.6 times.

     Capitalink selected an appropriate multiple range for OraLabs by examining the range indicated by the OraLabs Comparable Companies and taking into account certain company-specific factors. Capitalink expects OraLabs' valuation multiples to be somewhat below the mean of the OraLabs Comparable Companies due to its similar revenue growth, smaller size and higher capital expenditure requirements.

     Based on the above factors, Capitalink applied a multiple range of between
5.0 and 6.0 times LTM EBITDA to OraLabs' LTM EBITDA and five-year average
EBITDA.

     Based on the selected multiple ranges, Capitalink calculated a range of enterprise values for OraLabs and added net cash of approximately $1.9 million (which includes approximately $1.9 million in cash and negligible interest bearing debt) to derive an indicated equity value range of approximately $7.8 million to approximately $9.0 million. The indicated value derived from this approach was used in the determination of the aggregate pre-Transaction indicated equity value for the nonaffiliated shareholders.

     None of the OraLabs Comparable Companies have characteristics identical to OraLabs. An analysis of publicly traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the OraLabs Comparable Companies and other factors that could affect the public trading of the OraLabs Comparable Companies.

     OraLabs Comparable Transaction Analysis

     Capitalink located seven transactions announced since January 2004 involving target companies involved in personal care product manufacturing and distribution (the "OraLabs Comparable Transactions") and for which detailed financial information was available.

     Based on the information disclosed with respect to the targets in the each of the OraLabs Comparable Transactions, Capitalink calculated and compared the enterprise values as a multiple of LTM revenue and EBITDA.

     Capitalink noted the following with respect to the multiples generated:

     o    The enterprise value to LTM revenue multiple ranged from 0.97 times to
          1.96 times, with a mean of 1.47 times.

     o    The enterprise value to LTM EBITDA multiple ranged from 7.6 times to
          12.8 times, with a mean of 10.3 times.

     Capitalink expects OraLabs to be valued below the mean of the OraLabs Comparable Transactions multiples due to its smaller size and lower profitability.

     Capitalink determined a range of indicated enterprise values for OraLabs by selecting a range of valuation multiples based on the OraLabs Comparable Transactions, and then applied them to OraLabs' LTM revenue and LTM EBITDA:

     o    Between 0.60 and 0.70 times LTM revenue.

     o    Between 6.0 and 7.0 times LTM EBITDA.

     Based on the selected multiple ranges, Capitalink calculated a range of enterprise values for OraLabs by weighting the above indications equally. Capitalink then added net cash of approximately $1.9 million to derive an indicated equity value range on a marketable controlling interest basis of approximately $10.5 million to approximately $11.9 million.

     Capitalink applied a minority discount of 23.0% in order to obtain an equity value range for OraLabs on a marketable minority basis of between approximately $8.1 million and approximately $9.2 million. The selected minority discount is based on a premiums paid analysis involving transactions where a controlling interest was acquired in a public company by a minority shareholder. The indicated value derived from this approach was used in the determination of the aggregate pre-Transaction indicated equity value for the nonaffiliated shareholders.

     None of the target companies in the OraLabs Comparable Transactions have characteristics identical to OraLabs. Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the OraLabs Comparable Transactions and other factors that could affect the respective acquisition values.

     PSHL Discounted Cash Flow Analysis

     A discounted cash flow analysis estimates value based upon a company's projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure. Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.

     While the discounted cash flow analysis is the most scientific of the methodologies, it is dependent on projections and is further dependent on numerous industry-specific and macroeconomic factors.

     Capitalink utilized the forecasts provided by PSHL management, which project strong future growth in revenues from FY2006 to FY2010 from approximately $40.1 million to $140.0 million, respectively. This represents a CAGR of approximately 36.7% over the period. The projections assume that the new production facility with an annual production capacity of 300,000 tons will be completed by the end of 2006. PSHL plans to spend approximately $5.1 million in capital expenditure related to the new facility.

     The projections also forecast an improvement in EBITDA from FY2006 to FY2010, from approximately $10.4 million to $36.7 million, respectively. This represents a slightly improving EBITDA margin from approximately 25.9% to approximately 26.2% and a CAGR of 37.0%. Prior to the shareholders meeting that is the subject of this Proxy Statement, OraLabs will provide a copy of the projections to shareholders who make a written request to the Company.

     In order to arrive at a present value, Capitalink utilized discount rates ranging from 21.0% to 23.0%. This was based on PSHL's estimated weighted average cost of debt of 12.5% and a 24.1% estimated cost of equity. The cost of equity calculation was derived utilizing the Ibbotson build up method utilizing appropriate industry risk and size premiums, a country risk premium of 1.4% and a projection risk premium of 5.0%, reflecting the risk associated with achieving the forecasted growth and margins.

     Capitalink presented a range of terminal values at the end of the forecast period by applying a range of long term perpetual growth rates. Utilizing long term perpetual growth rates of between 5.0% and 6.0%, Capitalink calculated a range of indicated enterprise values.

     Capitalink then deducted net debt of approximately $34.8 million (which includes approximately $22.0 million in interest bearing debt, approximately $13.0 million amount due to directors and approximately $0.3 million in cash) to derive an indicated equity value range of approximately $51.3 million to approximately $70.2 million. The indicated value derived from this approach was used in the determination of the aggregate post-Transaction indicated equity value for the nonaffiliated shareholders.

     PSHL Comparable Company Analysis

     Capitalink located seven companies that it deemed comparable to PSHL with respect to their industry sector and operating model (the "PSHL Comparable Companies"). All of the PSHL Comparable Companies are involved in manufacture and sale of steel products and are located in China. They are classified under SIC codes 3315 (Steel Wire and Related Products), 3312 (Blast Furnaces and Steel Mills), 3316 (Cold Finishing of Steel Shapes), and 3317 (Steel Pipe and Tubes).

     All of the PSHL Comparable Companies are larger than PSHL, with LTM revenue ranging from approximately $89.7 million to approximately $27.7 billion, compared with approximately $44.7 million for PSHL.

     Capitalink noted that only two of the PSHL Comparable Companies are more profitable than PSHL, with EBITDA margins ranging from approximately 7.0% to approximately 34.5%, compared with approximately 26.9% for PSHL.

     PSHL's historical and projected EBITDA growth is higher than all of the PSHL Comparable Companies, reflecting the additional capacity and the shift to higher margin steel products.

     Multiples utilizing market value and enterprise value were used in the analyses. Capitalink noted the following with respect to the multiples generated:

     o    The enterprise value to LTM EBITDA multiple ranged from 2.5 times to
          12.6 times, with a mean of 6.8 times.

     o The enterprise value to CY2006 EBITDA multiple ranged from 3.5 times to 6.9 times, with a mean of 4.8 times.

     o The enterprise value to CY2007 EBITDA multiple ranged from 2.9 times to 6.3 times, with a mean of 4.2 times.

     Capitalink also reviewed the historical multiples generated for the PSHL Comparable Companies, and noted that the mean enterprise value to LTM EBITDA multiple over the last ten years was 6.0 times.

     Capitalink selected an appropriate multiple range for PSHL by examining the range indicated by the PSHL Comparable Companies and taking into account certain company-specific factors. Capitalink expects PSHL's valuation multiples to be significantly above the mean of the PSHL Comparable Companies due to its higher projected revenue and EBITDA growth, and higher EBITDA margins.

     Based on the above factors, Capitalink applied the following multiple range to PSHL's LTM, CY2006 and CY2007 EBITDA.

     o    Between 6.5 and 8.0 times LTM EBITDA.

     o    Between 5.5 and 7.0 times CY2005 EBITDA.

     o    Between 4.0 and 5.0 times CY2006 EBITDA.

     Based on the selected multiple ranges, Capitalink calculated a range of enterprise values for PSHL by weighting the above indications equally and then deducted net debt of approximately $34.8 million to derive an indicated equity value range of approximately $39.0 million to approximately $57.5 million. The indicated value derived from this approach was used in the determination of the aggregate post-Transaction indicated equity value for the nonaffiliated shareholders.

     None of the PSHL Comparable Companies have characteristics identical to PSHL. An analysis of publicly traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the PSHL Comparable Companies and other factors that could affect the public trading of the PSHL Comparable Companies.

     PSHL Comparable Transaction Analysis

     Capitalink located 11 transactions announced since January 2004 involving target companies in the steel production business (the "PSHL Comparable Transactions") and for which detailed financial information was available. None of the target companies in the PSHL Comparable Transactions are located in China.

     Based on the information disclosed with respect to the targets in the each of the PSHL Comparable Transactions, Capitalink calculated and compared the enterprise values as a multiple of LTM EBITDA.

     With respect to the multiples generated, Capitalink noted that the enterprise value to LTM EBITDA multiple ranged from 2.0 times to 10.6 times, with a mean of 5.4 times.

     Capitalink expects PSHL to be valued above the mean of the PSHL Comparable Transactions multiples due to its higher profitability and higher expected growth. The PSHL Comparable Transactions are all located in countries other than China, with a significantly lower expected GDP growth.

     Capitalink determined a range of indicated enterprise values for PSHL by selecting a range of valuation multiples of between 6.0 and 7.0 times based on the PSHL Comparable Transactions, and then applied them to PSHL's LTM EBITDA.

     Based on the selected multiple ranges, Capitalink calculated a range of enterprise values for PSHL and then deducted net debt of approximately $34.8 million to derive an indicated equity value range of approximately $37.4 million to approximately $49.4 million. The indicated value derived from this approach was used in the determination of the aggregate post-Transaction indicated equity value for the nonaffiliated shareholders.

     None of the target companies in the PSHL Comparable Transactions have characteristics identical to PSHL. Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the PSHL Comparable Transactions and other factors that could affect the respective acquisition values.

     Based on the information and analyses set forth above, Capitalink delivered its written opinion to the Special Committee, which stated that, as of July 19, 2006, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion the Transaction is fair, from a financial point of view, to OraLabs' nonaffiliated shareholders. Capitalink is an investment banking firm that, as part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, private placements, and for other purposes. OraLabs determined to use the services of Capitalink because it is a recognized investment banking firm that has substantial experience in similar matters. Capitalink has received a fee in connection with the preparation and issuance of its opinion. In addition, OraLabs has agreed to indemnify Capitalink for certain liabilities that may arise out of the rendering of the opinion. Capitalink does not beneficially own any interest in OraLabs and has not provided any other services except with respect to the terminated transaction.

Interests of Certain Persons in the Proposed Transactions

     In considering the recommendation of the Special Committee and the Board of Directors with respect to the proposed transactions, you should be aware that all members of the Board have interests that present actual or potential conflicts of interest in connection with the transactions. The Special Committee and the Board were aware of these potential or actual conflicts of interest and considered them with other matters described under "Special Factors - Recommendation of the Special Committee and Board of Directors". Upon Closing, Mr. Schlatter will own all of the outstanding stock of OraLabs, Inc., the operating subsidiary of the public company, and therefore will participate in all of its future earnings and any increase in value. As Mr. Schlatter currently owns approximately 77% of the outstanding shares of common stock of the Company (see "Security Ownership of Certain Beneficial Owners and Management"), in effect Mr. Schlatter will be acquiring the remaining 23% ownership interest in the operating subsidiary in exchange for the relinquishment by him of all of his shares in the Company, the value of which will be based in part upon the price of the common stock on the date of Closing. Upon Closing, none of the current directors of OraLabs will be an officer or director of the public company, but the directors other than Mr. Schlatter will cumulatively receive 300,000 shares of common stock (approximately 1.1% of the number of shares to be outstanding after completion of the proposed transactions) of OraLabs at the time of the Closing of the proposed transactions, the value of which will be based upon the price of the common stock on the date of Closing. An affiliate of Mr. Schlatter, The Schlatter Family Partnership, owns 100,000 shares (approximately 0.4% of the number of shares to be outstanding after completion of the proposed transactions) of OraLabs common stock, which will not be redeemed by OraLabs as part of the Closing, the value of which will be based upon the price of the common stock on the date of Closing. In addition, it is expected that Oralabs, Inc. will purchase up to 100,000 shares of common stock of the Company as part of the Closing, in order to provide funds to the Company with respect to an estimated income tax liability arising out of the closing of the transactions (see "Exchange Agreement - The Stock Exchange").

NASDAQ Listing

     OraLabs common stock is currently listed for trading on the NASDAQ Capital Market. Continued listing on the Capital Market after the Closing is conditional upon the Surviving Corporation, obtaining approval from the NASD to such listing. Because the current business of OraLabs will no longer be operated by the Surviving Corporation after the Closing, and the business of PSHL will then be the only business of the Surviving Corporation, continued listing is conditional upon the Surviving Corporation's compliance with NASD rules that apply to making a new application to the NASD for NASDAQ listing. The financial requirements for initial listing on the NASDAQ Capital Market and whether PSHL, following the consummation of this transaction, would meets such standards are set forth below:

---------------------------------------  ---------------------------------------
Requirement                              PSHL's Status
---------------------------------------  ---------------------------------------
Stockholders' equity of $5 million or PSHL earned $6,366,441 during the market value of listed securities of fiscal year ended June 30, 2005
$50   million   or  net   income   from
continuing operations of $750,000
---------------------------------------  ---------------------------------------
At least 1,000,000 publicly held shares  PSHL  will  have  more  than  1,100,000 shares held by non-affiliates as of the
                                         Closing of this transaction
---------------------------------------  ---------------------------------------
Market value  of publicly  held  shares  PSHL believes that market value  of its
must be at least $5 million              publicly held  shares  will  exceed  $5
                                         million
---------------------------------------  ---------------------------------------
Bid Price of $4                          The Bid Price on  October 27, 2006  was
                                         was $6.11.
---------------------------------------  ---------------------------------------
At least 400 round lot holders           Approximately  736
---------------------------------------  ---------------------------------------
Market makers                            PSHL  intends  to   have  three  market
                                         markets  prior to the closing  of  this
                                         transaction
---------------------------------------  ---------------------------------------
Operating History of 1 year  or  market  PSHL was incorporated on April 30, 2002
value  of   listed  securities  of  $50
million
---------------------------------------  ---------------------------------------
Corporate Governance                     PSHL intends to comply with the  NASDAQ
                                         Capital  Market  corporate   governance
                                         standards
---------------------------------------  ---------------------------------------


     PSHL believes that upon completion of the Closing, the Surviving Corporation will meet all of the requirements for a new listing, but there can be no assurance that the requirements will be met at that time or that, even if all requirements are met, that the NASD will approve the application on or before the time of Closing. OraLabs does not currently comply with the continued listing requirements of the NASDAQ Capital Market, as a result of a resignation in February 2006 of one of the Company's independent directors. By reason of the resignation, OraLabs only has two independent directors who serve on the Company's audit committee rather than three directors as required by the continued listing rules (see "Special Factors - NASDAQ Listing"). OraLabs has until the earlier to occur of the annual meeting of its shareholders or February 2007 within which to cure the noncompliance. It is expected that by reason of the closing of the transactions described in this Proxy Statement, the Surviving Corporation will meet the requirements concerning the composition of its audit committee. Although the public company will technically be noncompliant with the continued listing rules during the period from the completion of the shareholders' annual meeting until the date of closing the transactions contemplated by this Proxy Statement (which is expected to be approximately a period of one week), OraLabs does not believe its common stock will be delisted during that period provided that the Surviving Corporation receives the approval of NASDAQ to the Surviving Corporation's listing application prior to the date of the annual meeting.

     Assuming that the common stock of the Surviving Corporation is delisted from the NASDAQ Capital Market, the Surviving Corporation would remain a public company but trading of the common stock would be conducted instead on the OTC Bulletin Board until such time as the Surviving Corporation complies with the listing qualifications for the NASDAQ Capital Market or another national exchange. Stocks displayed on the OTC Bulletin Board have less visibility in the investment community than stocks that are listed on the NASDAQ Capital Market. Because the volume of OraLabs' stock traded each day on the NASDAQ Capital Market has historically been very low, the Surviving Corporation cannot predict whether a delisting of the common stock from NASDAQ and display of trading of the stock on the OTC Bulletin Board would cause the stock price to decrease or the liquidity for the stock to be more impaired. PSHL has advised OraLabs that it is committed to seeking the listing on the NASDAQ Capital Market as soon as it can, should delisting occur.

                           MARKET FOR THE COMMON STOCK

     The common stock of OraLabs trades on the NASDAQ Small Cap Market under the symbol "OLAB". The following sets forth the range of high and low bid information for OraLabs' common stock for fiscal years 2004 and 2005, and for the first three quarters of calendar year 2006. The source of such information is as reported by NASDAQ.


                                     Reported High Bid         Reported Low Bid
                                     -----------------         ----------------
First quarter, fiscal 2004                  $2.80                   $1.50
Second quarter, fiscal 2004                 $2.28                   $1.47
Third quarter, fiscal 2004                  $2.03                   $1.36
Fourth quarter, fiscal 2004                 $5.20                   $1.03
First quarter, fiscal 2005                  $3.70                   $1.96
Second quarter, fiscal 2005                 $4.53                   $1.25
Third quarter, fiscal 2005                  $3.19                   $2.00
Fourth quarter, fiscal 2005                 $4.02                   $1.49
First quarter, fiscal 2006                  $2.97                   $1.50
Second quarter, fiscal 2006                 $8.97                   $1.65
Third quarter, fiscal 2006                  $7.84                   $2.51

On October 27, 2006, the high bid was $6.50 and the low bid was $6.11. The quotations reflect inter-dealer prices, without adjustment for retail mark-up, markdown or commission and may not necessarily present actual transactions.

     As of October 27, 2006, there were approximately 869 record holders of the common stock of OraLabs. OraLabs has not paid any cash dividends and it is not intended that any cash dividends will be paid in the foreseeable future.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of October 27, 2006, there were 4,848,265 shares of OraLabs common stock, par value $0.001 outstanding. The following table sets forth, as of October 27, 2006, information regarding the beneficial ownership of OraLabs common stock (i) by each Director, (ii) by each Executive Officer listed in the Summary Compensation table below, (iii) by all Directors and current Executive Officers as a group (five persons), and (iv) by each person or group known by the Company to own beneficially in excess of five percent (5%) of the Common
Stock:

           Name and Address                        Amount and Nature of
        of Beneficial Owner(2)                     Beneficial Ownership          Percent of Class
        ----------------------                     --------------------          ----------------

       Gary H. Schlatter                            3,729,350 shares(1)               76.92%
       18685 East Plaza Drive
       Parker, Colorado 80134

       Michael I. Friess                              0                        0
       5353 Manhattan Circle
       Suite 101
       Boulder, Colorado 80303

       Robert C. Gust                                  11,000 shares                      *
       7N551 Cloverfield Circle
       St. Charles, IL 60175

       Emile Jordan
       18685 East Plaza Drive
       Parker, CO 80134                               0                        0


       All directors and executive                  3,740,350 shares(1), (2)          77.15%
         officers as a group (four persons)

*    Less than one percent
-------------------

(1) Includes 100,000 shares (approximately 0.4% of the number of shares to be outstanding after completion of the proposed transactions) held by The Schlatter Family Partnership, of which Gary H. Schlatter and his spouse are the general partners. Mr. Schlatter's spouse may be deemed the beneficial owner of some or all of the shares. Does not include up to 100,000 shares that OraLabs, Inc. may purchase at Closing.

(2) Unless otherwise noted, the shareholders identified in this table have sole voting and investment power. The sole person known to the Company to be the beneficial owner of more than five percent (5%) of the class of outstanding stock is Gary H. Schlatter, whose address is c/o OraLabs Holding Corp., 18685 East Plaza Drive, Parker, Colorado 80134.

Change in Control

     Upon closing of the transactions contemplated by the Exchange Agreement, there will be a change in control of the Surviving Corporation. Gary Schlatter will no longer have any interest in the Surviving Corporation except for the interests described in Note 1 to the above table. Instead, the Surviving Corporation will be controlled by the principals of PSHL as described in more detail in the following table.

     The following table sets forth certain information regarding the OraLabs common stock beneficially owned after giving effect to the Closing, for (i) each shareholder known to be the beneficial owner of 5% or more of the OraLabs outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group. Unless otherwise indicated, each person in the table has sole voting and investment power with respect to the shares shown. The table assumes a total of 27,065,250 shares of OraLabs common stock outstanding after the Closing:

                                                        Amount and
                                                        Nature of
        Name and Address                                Beneficial    Percent of
       of Beneficial Owner            Title of Class    Ownership       Class
--------------------------------------------------------------------------------
Wo Hing Li                             Common Stock                     74.6%
Flat F.29/F Tower 1, Central Park
18 Hoi Ting Road
Kowloon, Hong Kong

Leada Tak Tai Li                       Common Stock                      4.7%
Flat F.29/F Tower 1, Central Park
18 Hoi Tink Road
Kowloon, Hong Kong

Shu Keung Leung                        Common Stock                      4.7%
Room 515, Lai Huen House
Lai Kok Estate, Shamsui
Kowloon, Hong Kong

Che Kin Lui                            Common Stock                        0%
Flat 1402, Block J
Amoy Gardens
Kowloon, Hong Kong

David Peter Wong                       Common Stock                        0%
80 E. Sir Francis Drake Blvd.
Larkspur, CA 94939

Tung Kuen Tsui                         Common Stock                        0%
Flat E5, 11th Floor, Block E
Mount Parker Lodge
10 Kong Pak Path
Quarry Bay, Hong Kong

Executive Officers and Directors as    Common Stock                       84%
a Group (six persons)

             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS: ORALABS

         Gary H. Schlatter, through an affiliated entity, is the owner of the property leased by OraLabs, Inc., (OraLabs' subsidiary) that serves as OraLabs' headquarters, manufacturing facility and warehouse facility. The lease expires on September 30, 2009. Total rent paid by OraLabs for rent of the facility in 2005 was $446,088. OraLabs believes that its rental rate is comparable to that which would be paid to unaffiliated parties, and OraLabs believes that if the lease is not renewed, OraLabs Inc. could obtain alternative space. Upon Closing of the Exchange Agreement, Gary H. Schlatter will acquire sole ownership of OraLabs, Inc. the operating subsidiary of the public company, in consideration for the redemption by OraLabs of the 3,629,350 shares of the Company owned by Mr. Schlatter in his individual capacity. As Mr. Schlatter currently owns approximately 77% of the outstanding shares of common stock of OraLabs (see, "Security Ownership of Certain Beneficial Owners and Management"), in effect Mr. Schlatter will be acquiring the remaining 23% ownership interest in the operating subsidiary in exchange for the relinquishment by him of all of his shares in OraLabs, the value of which will be based in part upon the price of the common stock on the date of Closing. In addition it is expected that Oralabs, Inc. will purchase up to 100,000 shares (approximately 0.4% of the number of shares to be outstanding after completion of the proposed transactions) of common stock of the Company as part of the Closing, in order to provide funds to the Company with respect to an estimated income tax liability arising out of the closing of the transactions (see "Exchange Agreement - The Stock Exchange"). Also, each of the other two directors, both of whom are non-employee directors, will receive collectively 300,000 shares (approximately 1.1% of the number of shares to be outstanding after completion of the proposed transactions) of OraLabs' common stock under the 2006 Director Stock Plan (200,000 shares to Mr. Friess and 100,000 shares to Mr. Gust) for which approval by the shareholders is requested at the annual meeting, the value of which will be based upon the price of the common stock on the date of Closing. Finally, 2,500 options will be issued to Mr. Friess and Mr. Gust two business days after the shareholders meeting, with an exercise price at the then market price.

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS: PSHL

     The amount due from a related company as of June 30, 2006, and June 30, 2005, are as follows:

                                                      Balance at              Maximum
                                                June 30,       June 30,     Outstanding
                                                  2006           2005         Balance      Security
Name                                           (Audited)      (Audited)     During Year      Held
                                               ---------      ---------     -----------      ----

Shanghai Tuorong Precision Strip Co., Ltd     $         -    $ 3,249,852    $ 3,249,852      None
                                              ============   ============

     As of June 30, 2006, and as of June 30, 2005, PSHL had the following balances due to its officers and directors:

Name                                            June 30,       June 30,
                                                  2006           2005
                                               (Audited)      (Audited)      Security Held
                                               ---------      ---------      -------------

Wo Hing Li                                    $10,900,381    $11,106,036         None
Hai Sheng Chen                                     12,935         12,513         None

                                              ------------   ------------
                                              $10,913,316    $11,118,549
                                              ============   ============

     Amounts due are unsecured, interest free and have no fixed repayment terms.

     Pursuant to a Loan Agreement (the "Agreement") in January 2003 between a director, Hai Sheng Chen, and the Subsidiary, Chengtong Precision, Hai Sheng Chen agreed to provide an unsecured loan with a maximum drawdown of $616,523 (Rmb.5,000,000) to the Company for business development purposes. The loan is unsecured, interest free and has no fixed terms of repayment. The outstanding balance at June 30, 2006, was $419,101 (Rmb.3,368,590) and $405,435
(Rmb.3,357,000) at June 30, 2005.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities and Exchange Commission requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our securities. OraLabs believes that during fiscal year 2005, its directors, executive officers and 10% owners complied with all Section 16(a) filing requirements.

     OraLabs' amended Code of Ethics was filed as an exhibit attached to Form 8-K filed by OraLabs on August 24, 2005.

                             EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation for services rendered, in all capacities, awarded or paid to or earned by the Chief Executive Officer of OraLabs during the last three fiscal years and earned by Emile Jordan in fiscal years 2005 and 2004. No other executive officer of the Company received a total annual salary and bonus in excess of $100,000 during any of the last three fiscal years.

                                              Summary Compensation Table
----------------------------------------------------------------------------------------------------------------------
                                          Annual Compensation                            Long Term Compensation
----------------------------------------------------------------------------------------------------------------------
Name and Principal                                                                                Shares Underlying
    Position                  Year     Salary ($)     Bonuses ($)      Other ($)       Other           Options
----------------------------------------------------------------------------------------------------------------------
Gary H. Schlatter, CEO        2005     411,673(1)          0            18,000           0             30,500(1)
                              2004     393,105(1)          0            22,699           0             30,500(1)
                              2003     370,346(1)          0            22,339           0             30,500(1)
Emile Jordan, CFO             2005      102,000         15,000             0             0              38,125
                              2004      109,400            0               0             0              25,500
----------------------------------------------------------------------------------------------------------------------

(1) Includes 30,500 shares underlying 30,500 options granted to Mr. Schlatter's spouse that she sold in 2006, and a $10,000 annual salary to the spouse. Beneficial ownership of such securities and spouse's salary is disclaimed by Mr. Schlatter.

     For a discussion of certain compensation matters relating to directors, executive officers and certain shareholders of PSHL, please see "PSHL Business - Executive Compensation".

      MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTIONS

     The following discussion is a summary of the material federal income tax consequences expected to result to OraLabs Holding Corp. There will be no tax consequences to OraLabs shareholders from completion of the proposed transactions. This summary does not purport to be a complete analysis of all potential tax effects of the proposed transactions. For example, the summary does not consider the effect of any applicable state, local or foreign tax laws. In addition, the summary does not address all aspects of federal income taxation that may affect particular shareholders in light of their particular circumstances and is not intended for shareholders (including insurance companies, tax-exempt organizations, financial institutions or broker-dealers, shareholders who hold their common stock as part of a hedge, straddle or conversion transaction, shareholders who acquired their common stock pursuant to the exercise of an employee stock option or otherwise as compensation, and shareholders who are not citizens or residents of the United States or that are foreign corporations, foreign partnerships or foreign estates or trusts as to the United States) that may be subject to special federal income tax rules not discussed below. The following summary also does not address tax consequences to OraLabs, Inc., PSHL or the PSHL Shareholders.

     This summary is based on the current provisions of the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice. No ruling from the IRS has been or will be sought nor will an opinion of counsel be obtained with respect to any aspect of the transactions described herein. Accordingly, there can be no assurance that the IRS will not challenge the tax consequences expressed in this discussion or that a court would not sustain this type of challenge. Future legislative, judicial or administrative changes or interpretations could alter or modify the statements and conclusions set forth herein, and any such changes or interpretations could be retroactive and could affect the tax consequences of the proposed transactions to shareholders. We cannot predict at this time whether any current proposed tax legislation will be enacted or, if enacted, whether any tax law changes contained therein would affect the tax consequences of the proposed transactions to shareholders. It is therefore possible that the federal income tax treatment may differ from that described below.

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

     State and local income tax laws vary from state to state and this discussion does not address state or local tax issues.

Material Federal Income Tax Consequences to OraLabs Holding Corp.

     It is expected that the distribution of the Subsidiary by OraLabs to the President of OraLabs, in consideration for the redemption of the shares he owns in OraLabs, will constitute a taxable event to OraLabs. Section 355(e) of the Code provides that if as is the case here, the distribution of the Subsidiary is part of a plan (or series of related transactions) pursuant to which one or more persons acquire directly or indirectly stock representing a 50% or greater interest in OraLabs within two years prior or two years after the distribution of the Subsidiary, then the distribution of the Subsidiary is a taxable event to OraLabs. As a result, Section 355(e) requires OraLabs to report the amount of any gain (but not loss) on account of the distribution of the Subsidiary.

     Under Section 355(e) and other provisions of the Code, if the fair market value of the Subsidiary exceeds OraLabs' tax basis in the Subsidiary, then to the extent of the excess, gain will be required to be recognized for federal income tax purposes. The Subsidiary has agreed to indemnify OraLabs against any tax liability with respect to such gain, under the provisions of a Tax Indemnity Agreement to be executed at Closing (see "Exchange Agreement -Tax Indemnity").

     The transactions described in Proposal 1 by which shares representing 94% of the outstanding OraLabs shares will be issued to the PSHL Shareholders in exchange for all of the ownership interests in PSHL will constitute a tax-free transaction under Section 351 of the Code.

     See the discussion below of the Reincorporation Proposal described in Proposal 6 with respect to material tax consequences of that transaction.

FEES AND EXPENSES

     Whether or not the proposed transactions are consummated, all of the fees and expenses incurred in connection therewith will be paid by the party (either OraLabs or PSHL) incurring such fees and expenses. Estimated fees and expenses (rounded to the nearest thousand, except for the SEC filing fee) incurred or to be paid by OraLabs in connection with the proposed transactions are as follows:

                         Description                             Dollar Amount

Special Committee's Financial Advisor's Fees and Expenses             $60,000.00

Special Committee's Legal and Accounting Fees and Expenses            $20,000.00

OraLabs' Legal and Accounting Fees and Expenses                       110,000.00

Printing and Mailing Fees and Expenses                                  5,000.00

SEC Filing Fees                                                        $9,000.00

Total                                                                $204,000.00

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

                             THE EXCHANGE AGREEMENT

     The following is a summary of the material provisions of the Exchange Agreement as amended, a copy of which is attached as Annex 1 to this Proxy Statement. This summary is qualified in its entirety by reference to the full text of the Exchange Agreement, which for purposes of this Section includes the First Amendment and letter agreement.

The Stock Exchange

     The Exchange Agreement provides that at its Closing, a series of transactions will become effective. If the Exchange Agreement is approved at the annual meeting by the shareholders of OraLabs, and the other conditions to Closing are satisfied or waived, it is anticipated that we will consummate the transactions in December 2006. However, there can be no assurance as to the timing of the Closing or that the consummation of the proposed transactions will occur. Upon the completion of the Closing, the following transactions will have occurred in the following order:

     o the 2006 Director Stock Plan will be approved and 300,000 shares will have been issued under the Plan to the non-employee directors of OraLabs;

     o OraLabs, Inc. may have purchased up to 100,000 shares of OraLabs common stock (under its new name, China Precision Steel, Inc.) to satisfy an indemnity obligation;

     o OraLabs will be reincorporated in the State of Delaware, and the name of the Delaware corporation will be China Precision Steel, Inc. with an authorized capital consisting of 62,000,000 shares of common stock, par value $.001 per share and 8,000,000 shares of preferred stock, par value $.001 per share;

     o OraLabs will be the 100% owner of PSHL, and the PSHL Shareholders (and/or their designees) will be the owners of 94% of all of the issued and outstanding common stock of OraLabs (under its new name, China Precision Steel, Inc.) after giving effect to the redemption and all stock issuances described herein;

     o the 3,629,350 shares of OraLabs common stock owned individually by Gary H. Schlatter will have been redeemed by OraLabs and all of the shares owned by OraLabs of its wholly-owned subsidiary, OraLabs, Inc., will be owned by Mr. Schlatter;

     o the current directors of the public company will resign and be replaced by Mr. Wo Hing Li, Mr. Hai Sheng Chen, Mr. Che Kin Lui, Mr. David Peter Wong and Mr. Tung Kuen Tsui;

     o the current officers of OraLabs will resign and be replaced by officers chosen by the new directors of the Surviving Corporation;

     o the 2006 Omnibus Long-Term Incentive Plan covering 2,165,220 shares of common stock of OraLabs (under its new name, China Precision Steel, Inc.) will be approved; and

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

     o the authorization for OraLabs to issue an undetermined number of shares of OraLabs common stock, shares of preferred stock convertible into OraLabs common stock or warrants to purchase OraLabs common stock, in an aggregate amount of up to 22,600,000 shares of common stock in connection with potential equity financing, will be approved by the shareholders.

     This paragraph explains the approximate number of shares to be outstanding upon completion of the Closing. The nonaffiliated shareholders of OraLabs currently own approximately 1,107,915 shares. Those shares will be retained by them. Affiliates of OraLabs own 111,000 shares and an additional 300,000 shares (approximately 1.1% of the number of shares to be outstanding after completion of the proposed transactions) will be issued to the non-employee directors, resulting in affiliate ownership of 411,000 shares. OraLabs, Inc. may purchase up to 100,000 shares (approximately 0.4% of the number of shares to be outstanding after completion of the proposed transactions) to satisfy the tax indemnity described above. If all of the 5,000 director options to be issued are exercised, the total of all of the above figures will equal 6% of the outstanding shares upon completion of the Closing. Therefore, the principals of PSHL or their designees will be issued 25,441,335 shares, or 94% of the total number of 27,065,250 shares to be outstanding.

Conditions to the Closing of the Exchange Agreement

     The respective obligations of OraLabs, PSHL and the PSHL Shareholders to consummate the transactions under the Exchange Agreement are subject to the fulfillment or waiver at or prior to Closing of certain conditions including the following:

     o all of the transactions contemplated by the Exchange Agreement must be approved by the shareholders of OraLabs or none of the transactions will be given effect;

     o OraLabs must receive a comfort letter from PSHL's independent auditors, within ten days prior to the proposed Closing date, that is satisfactory to OraLabs' counsel;

     o OraLabs must receive a legal opinion from an attorney authorized to practice in the British Virgin Islands as to the legal effect of certain matters, including that the exchange of the stock owned by the PSHL Shareholders for stock in OraLabs is legally binding upon them, and PSHL must receive a legal opinion from OraLabs' counsel as to the legal effect of certain matters; and

     o the absence of any material adverse change in the condition of either OraLabs or PSHL.

Representations and Warranties

     The Exchange Agreement contains representations and warranties by the parties. These include, among other things, the following:

     o    their respective organization and qualification to do business;

     o their authority to enter into and consummate the Exchange Agreement and the transactions contemplated thereby;

     o the absence of a conflict between the Exchange Agreement and the transactions contemplated thereby, with laws applicable to, and material agreements of, the respective parties;

     o the consents and filings required with respect to the Exchange Agreement and the transactions contemplated thereby;

     o the accuracy of the information provided by the parties for inclusion in this Proxy Statement and in filings to be made with the SEC with respect thereto;

     o the absence of undisclosed liabilities and changes in the business of the parties;

     o    the status of litigation;

     o compliance with respect to taxes, employee plans and environmental matters; and

     o    title to properties.

Covenants

     The parties have agreed to operate, and to cause their subsidiaries to operate, their respective businesses in the ordinary and usual course prior to Closing of the Exchange Agreement. Specifically, the parties have agreed to:

     o conduct their businesses in the ordinary and usual course of business and consistent with past practice;

     o conduct the business of PSHL after Closing as it had been conducted prior to Closing;

     o not make any change in their organizational documents, borrow any funds outside of the ordinary course of business or pay any material obligation or liability not otherwise in the ordinary course of business; and

     o not issue, deliver or agree to issue or deliver any stock, bonds or other corporate securities.

Indemnification

     PSHL, the PSHL Shareholders, and OraLabs agreed to certain indemnification obligations under the Exchange Agreement. PSHL and the PSHL Shareholders have agreed to indemnify OraLabs and its representatives against any loss that may be incurred and which arises out of or is based on any default under the Exchange Agreement or any inaccuracy or misrepresentation made by PSHL in the Exchange Agreement. OraLabs agreed to indemnify PSHL and its representatives, as well as the PSHL Shareholders, against any loss that they may incur arising out of or based on any default under the Exchange Agreement or any inaccuracy or misrepresentation made by OraLabs under the Exchange Agreement. OraLabs also agree to cause its subsidiary, OraLabs, Inc., to indemnify the Surviving Corporation from any loss that may exist immediately prior to the Closing or that may be asserted after the Closing regarding any claim or liability arising from the operations of OraLabs or any other matter prior to the Closing. The obligations of OraLabs, Inc. will be under a form of indemnification agreement that is attached as Exhibit 1 to the Exchange Agreement attached to this Proxy Statement as Annex 1.

     Furthermore, OraLabs, Inc. is obligated to indemnify the Surviving Corporation for the amount of the excess (if any) of the finally determined amount of a specified tax liability over the amount of such tax liability funded by the Subsidiary at Closing (see "Exchange Agreement -Tax Indemnity").

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

Termination of the Exchange Agreement

     The Exchange Agreement may be terminated and the transactions abandoned at any time prior to completion of the Closing (notwithstanding any approval of any of the transactions by the shareholders of OraLabs);

     o    by written consent of the parties;

     o by any party if the Closing does not occur by January 15, 2007, which may be extended only by mutual agreement of the parties; or

     o by either party if the other failed to comply in any material respect with any of its covenants or agreements contained in the Exchange Agreement or if any of the representations or warranties shall be inaccurate in any material respect.

Fees and Expenses

     Except for $30,000 being paid to PSHL by OraLabs to defer certain costs of the transaction to be incurred by PSHL, all costs and expenses incurred in connection with the Exchange Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses, including without limitation its attorneys fees. Further, there are no payments due from one party to the other in connection with a termination.

Amendment/Waiver

     At any time prior to Closing, the Exchange Agreement may be amended by a writing signed by all of the parties thereto, with respect to any of the terms contained in the Exchange Agreement, and any term or condition of the Exchange Agreement may be waived or the time for performance of any such term or condition may be extended by a writing signed by the party for whose benefit the provision is intended.

Tax Indemnity

Under the First Amendment to the Stock Exchange Agreement and letter agreement attached to this Proxy as part of Annex 1 and a separate Tax Indemnity Agreement to be executed at Closing (a copy of which is attached to this Proxy as Annex
8), the parties agreed that the amount of tax obligated to be paid by the public company with respect to the gain arising from the redemption of Mr. Schlatter's shares in OraLabs in exchange for the transfer to him of OraLabs' shares in its Subsidiary (the "Spinoff Tax Liability") will be the obligation of the Subsidiary in accordance with the terms of those documents. Based upon an estimated fair market value of the Subsidiary and an estimated tax basis determined prior to Closing, the estimated amount of the Spinoff Tax Liability will be funded by the Subsidary at Closing. The Subsidiary will purchase up to 100,000 restricted shares (with piggyback registration rights) of the Surviving Corporation for a purchase price, only if PSHL receives approval from NASDAQ for listing the Common Stock as of the Closing Date, equal to the greater of $4.00 or the average price (the "Average Price") of the Company's common stock during the five trading days preceding the date that is two business days prior to Closing. If such approval is not obtained from NASDAQ as of the Closing Date, the purchase price will be the Average Price. To the extent that the total estimated Spinoff Tax Liability is not satisfied through the purchase of 100,000 shares, the Subsidiary will pay the difference (the "Balance") at Closing plus a gross-up amount to cover income taxes assessed on the payment of the Balance. The Tax Indemnity Agreement attached to this Proxy Statement as Annex 8 describes the method by which the Subsidiary will be obligated to pay any additional amount that is subsequently finally determined to be the amount of the Spinoff Tax Liability in excess of the estimated amount paid by the Subsidiary at Closing.

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

PROPOSAL 1: APPROVAL OF THE TRANSACTIONS BY WHICH ORALABS (UNDER ITS NEW NAME, CHINA PRECISION STEEL, INC.) WILL ISSUE 94% OF ITS OUTSTANDING SHARES TO THE PSHL SHAREHOLDERS OR THEIR DESIGNEES IN EXCHANGE FOR ALL OF THE OWNERSHIP INTERESTS IN PARTNER SUCCESS HOLDINGS LIMITED.

     The adoption of this Proposal is conditioned upon the approval by the OraLabs shareholders of all of the other Proposals described in this Proxy Statement. Based upon the information set forth in the sections of this Proxy Statement entitled "SPECIAL FACTORS" and "RECOMMENDATION OF THE SPECIAL COMMITTEE AND BOARD OF DIRECTORS; FAIRNESS OF THE PROPOSED TRANSACTIONS", it is the intention of the persons named in the accompanying form of proxy to vote such proxy "For" approval of Proposal 1, unless shareholders specifically indicate in their proxies that they desire to vote against or abstain from voting for Proposal 1. Approval requires an affirmative vote of the votes cast in person or by proxy at the annual meeting. Management recommends that the shareholders vote "For" approval of Proposal 1.

PROPOSAL 2: REDEMPTION OF ALL OF THE SHARES OF ORALABS HOLDING CORP. OWNED INDIVIDUALLY BY GARY H. SCHLATTER IN EXCHANGE FOR THE ISSUANCE TO HIM OF THE ENTIRE OWNERSHIP OF THE OPERATING SUBSIDIARY, ORALABS, INC., HELD BY ORALABS HOLDING CORP.

     The adoption of this Proposal is conditioned upon the approval by the OraLabs shareholders of all of the other Proposals described in this Proxy Statement. Based upon the information set forth in the sections of this Proxy Statement entitled "SPECIAL FACTORS" and "RECOMMENDATION OF THE SPECIAL AND BOARD OF DIRECTORS; FAIRNESS OF THE PROPOSED TRANSACTIONS", it is the intention of the persons named in the accompanying form of Proxy to vote such Proxy "For" approval of Proposal 2, unless shareholders specifically indicate in their proxies that they desire to vote against or abstain from voting for Proposal 2. Approval requires an affirmative vote of a majority of the shares entitled to vote at the annual meeting. Management recommends that the shareholders vote "For" approval of Proposal 2.

PROPOSAL 3: APPROVAL OF THE 2006 DIRECTOR STOCK PLAN AND THE ISSUANCE TO ROBERT
C. GUST OF 100,000 SHARES AND MICHAEL I. FRIESS OF 200,000 SHARES UNDER THAT
PLAN.

     The adoption of this Proposal is conditioned upon the approval by the OraLabs shareholders of all of the other Proposals described in this Proxy Statement. The shareholders will be asked to approve the proposed 2006 Director Stock Plan (a copy of which is attached as Annex 3 to this Proxy Statement) and the issuance of 300,000 shares under that plan to the two non-employee directors of OraLabs as specified. As of March 1, 2006, the Board of Directors adopted the 2006 Director Stock Plan, subject to approval of the OraLabs' shareholders.

     The following is a summary of information regarding the Plan.

Material Features of the Plan.

     The Plan permits the Company, acting through its Board of Directors as the administrator of the Plan, to give bonus compensation to directors in the form of common stock of the Company, provided that a maximum of 1,000,000 shares may be issued under the Plan (subject to adjustment as discussed below). The 300,000 shares are the only shares intended to be issued under the 2006 Director Stock Plan. The Board of Directors currently consists of three persons. The Board of Directors may issue shares pursuant to the Plan at any time and from time to time as the Board considers to be warranted or justified for the purpose of compensating directors, and shares may be issued either with or without restrictions upon transferability. No options, warrants or other rights will be issued under the Plan.

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

Plan Benefits

     Shareholders are being asked to approve the issuance of a total of 300,000 shares under the Plan as more particularly described in the following table:

--------------------------------------------------------------------------------

                                NEW PLAN BENEFITS
                                                2006 Director Stock Plan
                                       -----------------------------------------
Name and Position                        Dollar Value ($)      Number of Shares
-----------------                        ----------------      ----------------
Gary H. Schlatter, CEO and Director                                   None
Michael I. Friess, Director                     *                   200,000
Robert C. Gust, Director                        *                   100,000
Executive Group                                                       None
Non-Executive Director Group                    *                   300,000
Non-Executive Officer Employee Group                                  None
--------------------------------------------------------------------------------
* The dollar value of the shares will be based upon the price of the common stock issued under the Plan as of the date of issuance.

Adjustments, Termination and Amendment.
--------------------------------------

     The number of 1,000,000 shares that are authorized under the Plan will be proportionately adjusted for such items as stock splits, reverse stock splits, stock dividends or other combinations or reclassifications of the Company's common stock. The Plan terminates on December 31, 2011, unless the Board of Directors suspends or terminates the Plan at any earlier time. The Board of Directors may amend the Plan, except that to the extent that shareholder approval is necessary for any amendment in order to satisfy the requirements of applicable law or regulations, the amendment will not be effective until shareholder approval is obtained.

     Based upon the information set forth in the sections of this Proxy Statement entitled "SPECIAL FACTORS" and "RECOMMENDATION OF THE SPECIAL AND BOARD OF DIRECTORS; FAIRNESS OF THE PROPOSED TRANSACTIONS", it is the intention of the persons named in the accompanying form of proxy to vote such proxy "For" approval of Proposal 3, unless shareholders specifically indicate in their proxies that they desire to vote against or abstain from voting for Proposal 3. Approval requires an affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting. Management recommends that the shareholders vote "For" approval of Proposal 3.

PROPOSAL 4: APPROVAL OF THE SALE TO ORALABS, INC., THE WHOLLY-OWNED SUBSIDIARY OF ORALABS, OF UP TO 100,000 SHARES OF ORALABS COMMON STOCK TO SATISFY AN INDEMNITY OBLIGATION OF ORALABS, INC. IN CONNECTION WITH THE CLOSING OF THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT.

The terms under which and the price applicable to shares that may be purchased by OraLabs, Inc. to satisfy the indemnity obligation are set forth in "The Exchange Agreement-Tax Indemnity". The Tax Indemnity Agreement is attached to this Proxy as Annex 8. The adoption of this Proposal is conditioned upon the approval by the OraLabs shareholders of all of the other Proposals described in this Proxy Statement. Based upon the information set forth in the sections of this Proxy Statement entitled "SPECIAL FACTORS" and "RECOMMENDATION OF THE

SPECIAL AND BOARD OF DIRECTORS; FAIRNESS OF THE PROPOSED TRANSACTIONS", it is the intention of the persons named in the accompanying form of proxy to vote such proxy "For" approval of Proposal 4, unless shareholders specifically indicate in their proxies that they desire to vote against or abstain from voting for Proposal 4. Approval requires an affirmative vote of the votes cast in person or by proxy at the annual meeting. Management recommends that the shareholders vote "For" approval of Proposal 4.

PROPOSAL 5: TO AUTHORIZE ORALABS (UNDER ITS NEW NAME, CHINA PRECISION STEEL, INC.) TO ISSUE AN UNDETERMINED NUMBER OF SHARES OF ORALABS COMMON STOCK, SHARES OF PREFERRED STOCK CONVERTIBLE INTO ORALABS COMMON STOCK OR WARRANTS TO PURCHASE ORALABS COMMON STOCK, IN AN AGGREGATE AMOUNT OF UP TO 22,600,000 SHARES OF COMMON STOCK IN CONNECTION WITH A POTENTIAL EQUITY FINANCING.

The Board of Directors of OraLabs has approved, subject to shareholder approval, this Proposal 5 authorizing OraLabs (under this new name, China Precision Steel, Inc.) to issue an undetermined number of shares of OraLabs common stock, shares of Preferred Stock convertible into OraLabs common stock ("New Convertible Preferred Stock") or warrants to purchase OraLabs common stock, in an aggregate amount of up to 22,600,000 shares of OraLabs common stock in connection with a potential private equity financing.

Description of the Financing

OraLabs, under its new name, China Precision Steel, Inc., is contemplating entering into a transaction to raise up to $50 million in new capital through the issuance of OraLabs common stock, the New Convertible Preferred Stock or warrants to purchase OraLabs common stock. OraLabs will issue the OraLabs common stock, the New Convertible Preferred Stock, the warrants or some combination thereof to the purchasers in the potential financing. The issuance would be made in a private placement to one or more accredited investors, as defined in Rule 501 of Regulation D pursuant to the Securities Act of 1933, as amended. The terms of the financing have not been determined. The Board of Directors is seeking approval to issue an undetermined number of shares of OraLabs common stock, shares of the New Convertible Preferred Stock or warrants to purchase OraLabs common stock in an aggregate amount of up to 22,600,000 shares of OraLabs common stock. The price of any combination or class of the securities issued will be determined by the Board of Directors of OraLabs at the time of the financing. The price of the newly-issued OraLabs common stock, New Convertible Preferred Stock and warrants will have no pricing correlation to the publicly-traded shares of the OraLabs common stock today. This price may be at, above or beneath the price of the OraLabs common stock at the time of the financing.

The terms of the potential financing as well as the combination of securities to be issued have not been determined. However if OraLabs were to issue shares of the New Convertible Preferred Stock, the rights and privileges of the holders of the New Convertible Preferred Stock will be superior to those of holders of the OraLabs common stock. The Board of Directors will be able to determine the terms of the New Convertible Preferred Stock pursuant to OraLabs (under its new name, China Precision Steel, Inc.) Certificate of Designation. OraLabs anticipates that the New Convertible Preferred Stock and warrants will convert into OraLabs common stock at a conversion rate that may be subject to adjustment in certain circumstances, including in the event of an additional issuance of equity securities by OraLabs at a consideration per share below the then-effective conversion rate. OraLabs anticipates that the aggregate number of shares of OraLabs common stock issued (assuming the conversion of the New Convertible Preferred Stock, if issued, or the exercise of the warrants, if issued, into shares of OraLabs common stock) will be in excess of 20 percent of the OraLabs common stock and 20 percent of the voting power of OraLabs outstanding before the issuance. In addition to the superior rights that the New Convertible Preferred Stock may have over the OraLabs common stock, which are discussed above, the issuance of the New Convertible Preferred Stock, if any, will also have the effect of dilution on the outstanding OraLabs common stock, reducing the voting power held by existing shareholders.

Purpose of Financing

The principal purposes of the financing are to obtain funds needed to support the Surviving Corporation's business plan, to expand the company's sales and distribution networks and to continue the operations of OraLabs under its new name China Precision Steel, Inc. In addition, we believe that it is in OraLabs' best interest to reduce the level of Shanghai Chengtong Precision Strip Co., Ltd.'s indebtedness and we expect to use approximately 70% of the net proceeds of the potential equity financing to repay outstanding debt with Raiffeisen Zentralbank Osterreich AG. Reducing the company's indebtedness should improve our balance sheet, reduce financial costs and permit the company additional financial flexibility.

Necessity for Shareholder Approval

Because the OraLabs common stock is listed on the NASDAQ SmallCap Market, OraLabs is subject to NASDAQ Marketplace Rules. NASDAQ Marketplace Rule 4350(i)(1)(D)(ii) requires that a company listed on NASDAQ obtain shareholder approval in connection with a transaction (other than a public offering) involving the potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20 percent or more of its common stock or 20 percent or more of its voting power outstanding before the issuance for less than the greater of book or market value of the stock as of the date of the transaction. To the extent that a NASDAQ listed company does not obtain shareholder approval to such an arrangement, that company may be subject to the delisting of its securities from NASDAQ.

OraLabs anticipates that the aggregate number of shares of the OraLabs common stock issued (including conversion of the New Convertible Preferred Stock and the exercise of the warrants, if any are to be issued, into shares of the OraLabs common stock) may be in excess of 20 percent of the OraLabs common stock and 20 percent of the voting power of OraLabs outstanding before the issuance of the securities. The price of any OraLabs common stock, the conversion rate of any New Convertible Preferred Stock and the applicable exercise price of any warrants may also be set beneath the market price of the OraLabs common stock at the closing of the sale, which would be less than the greater of book or market value of the stock as of the date of the transaction. Because of these possibilities, OraLabs has submitted this Proposal for shareholder approval in accordance with NASDAQ Marketplace Rule 4350(i)(1)(D)(ii).

     The adoption of this Proposal is conditioned upon the approval by the OraLabs shareholders of all of the other Proposals described in this Proxy Statement. Based upon the information set forth in the sections of this Proxy Statement entitled "SPECIAL FACTORS" and "RECOMMENDATION OF THE SPECIAL COMMITTEE AND BOARD OF DIRECTORS; FAIRNESS OF THE PROPOSED TRANSACTIONS", it is the intention of the persons named in the accompanying form of proxy to vote such proxy "For" approval of Proposal 5, unless shareholders specifically indicate in their proxies that they desire to vote against or abstain from voting for Proposal 5. Approval requires an affirmative vote of the votes cast in person or by proxy at the annual meeting. Management recommends that the shareholders vote "For" approval of Proposal 5.

PROPOSAL 6:  REINCORPORATION OF ORALABS IN DELAWARE AND CHANGE OF NAME.

     The adoption of this Proposal is conditioned upon the approval by the OraLabs shareholders of all of the other Proposals described in this Proxy Statement. Management requests shareholder approval to change OraLabs' state of incorporation from Colorado to Delaware by means of a merger (the "Merger") of OraLabs with and into China Precision Steel, Inc., a newly-formed, wholly-owned Delaware subsidiary of OraLabs (the "Reincorporation Proposal"). China Precision Steel, Inc. will be the surviving corporation of the Merger, an effect of which will be a change in the law applicable to OraLabs' corporate affairs from the Colorado Business Corporation Law ("CBCA") to the Delaware General Corporation Law ("DGCL"), including certain differences in shareholders' rights. See "Comparative Rights of the Holders of OraLabs - Colorado Capital Stock and OraLabs - Delaware Capital Stock." Immediately following the Merger, OraLabs will be known as China Precision Steel, Inc., subject to approval by the Delaware Secretary of State. This name is recommended to reflect the new business direction of OraLabs upon completion of the proposed transactions. The Surviving Corporation will have an authorized capital of 62,000,000 shares of common stock, par value $.001 per share, and 8,000,000 shares of preferred stock, par value $.001 per share. A vote in favor of the Reincorporation Proposal is a vote to approve the Agreement and Plan of Merger attached to this Proxy as Annex 5. A vote in favor of the Reincorporation Proposal is also effectively a vote in favor of the Delaware Certificate of Incorporation and the Delaware Bylaws that are attached to this Proxy as Annexes 6 and 7 respectively.

     In the event the Reincorporation Proposal is approved, upon the effectiveness of the Reincorporation, (1) each outstanding share of OraLabs' common stock will automatically be converted into one share of common stock of the Surviving Corporation (the "Delaware Company Common Stock"). In addition, each outstanding option, if any, to purchase shares of OraLabs' common stock will be converted into an option to purchase the same number of shares of Delaware Company Common Stock with no other changes in the terms and condition of such options. Shareholders will not have to exchange their existing stock certificates for stock certificates in the Surviving Corporation. Upon request, we will issue new certificates to anyone who holds the OraLabs stock certificates, provided that such holder has surrendered the certificates representing the OraLabs' shares in accordance with the Agreement and Plan of Merger.

PRINCIPAL REASONS FOR THE REINCORPORATION PROPOSAL.

Predictability, Flexibility and Responsiveness of Delaware Law to Corporate Needs. For many years, Delaware has followed a policy of encouraging incorporation in that state and has adopted comprehensive, modern and flexible corporate laws, which are updated regularly to meet changing business needs. As a result of this deliberate policy to provide a hospitable climate for corporate development, many major public corporations have chosen Delaware for their domicile. In addition, the Delaware courts have developed considerable expertise in dealing with corporate issues relating to public companies. Thus, a substantial body of case law has developed construing Delaware corporate law and establishing legal principles and policies regarding publicly-held Delaware corporations. We believe that for these reasons, Delaware law will provide greater legal predictability with respect to our corporate legal matters than we have under Colorado law. Assuming shareholder approval of Proposals 1 and 2, OraLabs will have no continuing operations in the State of Colorado once the transactions contemplated by those Proposals have been consummated. The principal operations of the Surviving Corporation, China Precision Steel, Inc., will be conducted through one or more subsidiaries in The People's Republic of China.

Attractiveness of Delaware Law to Directors and Officers. We believe that organizing our company under Delaware law will enhance our ability to attract and retain qualified directors and officers. The corporate law of Delaware, including its extensive body of case law, offers directors and officers of public companies more certainty and stability. Under Delaware law, the parameters of director and officer liability are more clearly defined and better understood than under Colorado law. To date, we have not experienced difficulty in retaining directors or officers, but directors of public companies are exposed to significant potential liability. We therefore believe that providing the benefits afforded directors by Delaware law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers. At the same time, we believe that Delaware law regarding corporate fiduciary duties provides appropriate protection for our shareholders from possible abuses by directors and officers. In addition, under Delaware law, directors' personal liability cannot be eliminated for:

     o any breach of the director's duty of loyalty to the corporation or its shareholders,

     o acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

     o unlawful payment of dividends or unlawful repurchases or redemptions of stock, or

     o any transactions from which the director derived an improper personal benefit.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF REINCORPORATION

The Reincorporation will not be taxable to OraLabs or the shareholders based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current and proposed Treasury regulations, and judicial and administrative decisions and rulings as of the date of this Proxy Statement.

     o No gain or loss will be recognized by the Surviving Corporation or OraLabs as a result of the Reincorporation;

     o No gain or loss will be recognized by shareholders upon receipt of Surviving Corporation common stock solely in exchange for OraLabs common stock;

     o The aggregate tax basis of the shares of Surviving Corporation common stock received in exchange for OraLabs common stock in the Reincorporation will be the same as the aggregate tax basis of the OraLabs common stock exchanged; and

     o The holding period for shares of Surviving Corporation common stock received in the Reincorporation will include the holding period of the OraLabs common stock exchanged.


ANY DISCUSSION CONTAINED IN THIS PROXY STATEMENT AS TO FEDERAL, STATE OR LOCAL TAX MATTERS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE, OR LOCAL TAX PENALTIES. THIS DISCUSSION IS WRITTEN IN CONNECTION WITH THE MATTERS ADDRESSED HEREIN. YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

COMPARATIVE RIGHTS OF HOLDERS OF ORALABS CAPITAL STOCK AND SURVIVING CORPORATION CAPITAL STOCK

The rights of OraLabs shareholders are currently governed by the Colorado Business Corporation Act ("CBCA") and common law, OraLabs' articles of incorporation, OraLabs' second amended and restated bylaws. The rights of Surviving Corporation shareholders after the completion of the reincorporation will be governed by the Delaware General Corporation Law ("DGCL") and common law, Surviving Corporation's certificate of incorporation and Surviving Corporation's bylaws.

The following is a summary of the material differences between the current rights of OraLabs shareholders and the rights they will have as shareholders of Surviving Corporation following the reincorporation.

                               ORALABS (COLORADO)                            SURVIVING CORPORATION  (DELAWARE)

AUTHORIZED SHARES              The authorized capital stock of OraLabs       Following the filing of Surviving
                               consists of 26 million shares, consisting     Corporation's certificate of
                               of 25 million shares of common stock,         incorporation prior to the completion
                               $0.001 par value per share, and 1 million     of the reincorporation, the authorized
                               shares of preferred stock, $0.001 par value   capital stock of Surviving
                               per share.  A total of 4,789,015 shares of    Corporation  will consist of
                               Common Stock have been issued, and no         62,000,000 shares of common stock, par
                               shares of Preferred Stock have been issued.   value $0.001 per share, and 8,000,000
                                                                             shares of preferred stock, par value
                                                                             $.001 per share.

VOTING REQUIREMENTS            Holders of Common Stock are entitled to one   Holders of common stock are entitled
                               vote per share                                to one vote per share and will vote
                                                                             together as a single class on all
                                                                             matters to be voted upon by
                                                                             shareholders.

                               Under the CBCA, shareholders have the right   Under the DGCL, shareholders do not
                               to cumulate their votes in the election of    have the right to cumulate their votes
                               directors under specified procedures unless   in the election of directors unless
                               the articles of incorporation or bylaws of    such right is granted in the
                               specified categories of corporations          certificate of incorporation.
                               provide otherwise.  Cumulative voting is      Cumulative voting is not permitted
                               not permitted under OraLabs' Articles of      under the Surviving Corporation's
                               Incorporation.                                certificate of incorporation.

VOTE REQUIRED FOR ELECTION     OraLabs' second amended and restated bylaws   Surviving Corporation's bylaws provide
OF DIRECTORS                   provide that the vote of a majority of the    that a vote of a majority of the
                               shares entitled to vote for directors is      shares present in person or
                               required in order to elect a director.        represented by proxy at a meeting and
                                                                             entitled to vote for directors is
                                                                             required in order to elect a director.

                                       74

CLASSIFIED BOARD OF DIRECTORS  OraLabs' articles of incorporation do not     Surviving Corporation's  certificate
                               provide for a classified board of             of incorporation does not provide for
                               directors.  Accordingly, under the CBCA,      a classified board of directors.
                               all of OraLabs' directors are elected         Accordingly, all directors of
                               annually.                                     Surviving Corporation will be elected
                                                                             annually.

NUMBER OF DIRECTORS            Under the CBCA, the number of directors       The DGCL permits a corporation's
                               must be specified in a corporation's          certificate of incorporation to
                               bylaws.  OraLabs' amended and restated        specify the number of directors.
                               bylaws provide that the Board of Directors    Under Surviving Corporation's
                               is to have between 3 and 9 members, as        certificate of incorporation, the
                               fixed by the Board of Directors.  The CBCA,   board of directors of Surviving
                               unlike the DGCL, provides that shareholders   Corporation is to have between 3 and 9
                               may amend a corporation's bylaws without      members.  Because, under the DGCL,
                               the approval of the board of directors.       Surviving Corporation's certificate of
                               Accordingly, under the CBCA, shareholders     incorporation cannot be amended unless
                               of OraLabs have the ability to determine      the board of directors of Surviving
                               the size of the Board of Directors if the     Corporation  recommends the amendment,
                               shareholders amend the provision that         shareholders will not have the ability
                               permits the Board of Directors to fix the     to increase the size of the board of
                               number of directors.                          directors of Surviving Corporation  to
                                                                             more than 9 without the approval of
                                                                             the board.

REMOVAL OF DIRECTORS           Consistent with the CBCA, OraLabs' second     Surviving Corporation's bylaws provide
                               amended and restated bylaws provide that      that the holders of a majority of the
                               the company's shareholders may remove         shares entitled to vote for the
                               directors of the company with or without      election of the directors may remove
                               cause.                                        directors of the company with cause
                                                                             only.

VACANCIES ON THE BOARD OF      Under the CBCA, because OraLabs' articles     Consistent with the DGCL, Surviving
DIRECTORS                      of incorporation do not provide otherwise,    Corporation's bylaws provide that
                               any vacancies on the Board of Directors may   vacancies on the board of directors of
                               be filled either by the remaining directors   Surviving Corporation will be filled
                               or the shareholders.                          by the remaining directors.

SHAREHOLDERS' POWER TO CALL    In accordance with the CBCA, OraLabs'         Under the Surviving Corporation's
SPECIAL MEETINGS               second amended and restated bylaws provide    bylaws, special shareholder meetings
                               that a special meeting of shareholders must   may be called by the chairman of the
                               be called by the President at the request     board of directors, the president or
                               of holders of not less than 10% of the        by any 3 members of the board of
                               outstanding shares of OraLabs.                directors.

                                       75

SHAREHOLDER ACTION WITHOUT A   OraLabs' second amended and restated bylaws   Surviving Corporation's certificate of
MEETING                        provide that (i) any action required or       incorporation provides that
                               permitted to be taken at a shareholders'      shareholders may take any action
                               meeting may be taken without a meeting if     permitted at an annual or special
                               all of the shareholders entitled to vote      meeting of shareholders, by written
                               thereon consent to such action in writing     consent of shareholders having a
                               and (ii) action by written consent is to be   majority of the voting power.
                               effective as of the date the last writing
                               necessary to effect the action is received
                               by the secretary of OraLabs, unless all of
                               the written consents necessary to effect
                               the action specify a later date as the
                               effective date of the action.

NOTICE OF SHAREHOLDER          Consistent with the CBCA, OraLabs' second     Surviving Corporation's bylaws
MEETINGS                       and restated bylaws require that (i) if the   provides that written notice of
                               authorized shares of OraLabs are to be        shareholder meetings will be given not
                               increased, at least 30 days' notice shall     less than 10 days nor more than 60
                               be given to the shareholders of record and    days before the date of the meeting.
                               (ii) if a shareholder meeting is adjourned
                               for more than 120 days (in which case a new
                               record date is to be fixed by the board of
                               directors of OraLabs), notice shall be
                               given to record holders as of the new
                               record date.  In all other cases,
                               shareholders must be given at least 10
                               days' notice, but not more than 60 days'
                               notice, of shareholder meetings.

NOTICE OF SHAREHOLDER          OraLabs' second amended and restated bylaws   Surviving Corporation's bylaws
NOMINATIONS FOR DIRECTORS      provide that only timely submissions by       provide that no business may be
AND BUSINESS TO BE BROUGHT     shareholders of business items will be        brought before any meeting of
BEFORE MEETINGS                considered as proper business at an annual    shareholders, including the nomination
                               meeting of shareholders.  To be timely, a     or election of persons to the board of
                               shareholder's written submission must be      directors, by a shareholder unless the
                               delivered to or mailed and received at, the   shareholder satisfies certain advance
                               principal business offices of OraLabs at      notice requirements.  Advance notice
                               least sixty (60) days in advance of the       of any such business must generally be
                               date that OraLabs' proxy statement was        provided not less than 20 days nor
                               released to shareholders in connection with   more than 60 days prior to the date of
                               the previous year's annual meeting of         the meeting; provided, however, that,
                               shareholders.  The written submission must    in the event that less than 30 days'
                               include (a) a description of the proper       notice or prior public disclosure of
                               business submitted for consideration at the   the date of the meeting is given or
                               annual meeting and the reasons for            made to shareholders, notice by the
                               conducting such business at the meeting,      shareholders to be timely must be so
                               and if such business includes a proposal to   received not later than the close of
                               amend the bylaws of the corporation, the      business on the 10th day following the
                               language of the proposed amendment, (b) the   day on which such notice of the date
                               name and record address of the shareholder    of the meeting was mailed or such
                               giving the notice, (c) the class and number   public disclosure was made.  A notice
                               of shares of capital stock of the             must include specified information
                               corporation which are beneficially owned by   concerning the business proposed to be
                               the shareholder, (d) any material interest    conducted, the shareholder making the
                               of the shareholder in the business, and (e)   proposal and, if applicable, the
                               if the business includes nomination of a      persons nominated to be elected as
                               director, additional prescribed information   directors.  Any late or deficient
                               must be included in the submission that       nominations or proposals may be
                               relate to the nomination.                     rejected by Surviving Corporation.

                                       76

INDEMNIFICATION                Under OraLabs' second amended and restated    Under the DGCL, a person seeking
                               bylaws, OraLabs is required to indemnify      indemnification is generally required
                               former and current directors, officers of     to have acted in a manner he or she
                               OraLabs against expenses incurred in any      reasonably believed to be in, or not
                               action brought against those persons as a     opposed to, the best interests of the
                               result of their role with OraLabs, to the     corporation.
                               fullest extent permitted by law.
                               Similarly, OraLabs may, in some
                               circumstances, advance to a person
                               potentially eligible for indemnification
                               the expenses incurred in defending such an
                               action.  Under the CBCA, OraLabs must
                               reimburse the reasonable expenses of a
                               director who was wholly successful in
                               defending an action brought against him or
                               her as a result of his or her role with
                               OraLabs.  The CBCA generally requires a
                               person seeking indemnification to have
                               acted in good faith and in a manner he or
                               she reasonably believed to have been in the
                               best interests of OraLabs.

AMENDMENT TO THE ARTICLES      Pursuant to the CBCA, amendments to           Under the DGCL, a proposed amendment
(CERTIFICATE) OF               OraLabs' articles of incorporation must be    to a corporation's certificate of
INCORPORATION                  submitted to a shareholder vote if proposed   incorporation may not be submitted to
                               either by the Board of Directors or by the    a vote of shareholders without the
                               holders of shares representing at least 10%   approval of the board of directors.
                               of all of the votes entitled to be cast on    To the extent Surviving Corporation's
                               the amendment.  The Board of Directors need   certificate of incorporation includes
                               not recommend the amendment to the            provisions that would make a hostile
                               shareholders if the amendment is proposed     takeover of Surviving Corporation more
                               by the shareholders or if the Board of        difficult, this aspect of the DGCL
                               Directors determines that because of a        would prevent those provisions from
                               conflict of interest or other special         being amended or removed without the
                               circumstances it should make no               consent of the board of directors of
                               recommendation with respect to the            Surviving Corporation, and may
                               amendment.  Among other consequences, this    therefore have anti-takeover effects.
                               aspect of the CBCA may limit the
                               effectiveness of any anti-takeover
                               provisions contained in a corporation's
                               articles of incorporation.

                                       77

AMENDMENT TO THE BYLAWS        Under OraLabs' second amended and restated    The bylaws of Surviving Corporation
                               bylaws, the board of directors may amend or   provide that the board of directors of
                               repeal the bylaws unless, as to any           Surviving Corporation  may amend or
                               particular bylaw adopted, amended or          repeal the bylaws of Surviving
                               repealed by the shareholders, the             Corporation.  Surviving Corporation's
                               shareholders have previously provided         shareholders may amend or repeal the
                               expressly that the board of directors may     bylaws even though the bylaws may also
                               not amend or repeal such bylaw.  OraLabs'     be amended or repealed by the board of
                               shareholders may amend or repeal the bylaws   directors.
                               even though the bylaws may also be amended
                               or repealed by the board of directors.


BUSINESS COMBINATION STATUTE   The CBCA does not contain any business        Section 203 of the DGCL provides for a
                               combination provisions.                       three-year moratorium on certain
                                                                             business combination transactions with
                                                                             "interested shareholders" (generally,
                                                                             persons who beneficially own 15% or
                                                                             more of the corporation's outstanding
                                                                             voting stock).

DISSENTERS' (APPRAISAL)        Under the CBCA, shareholders are entitled     The DGCL provides appraisal rights
RIGHTS                         to exercise dissenters' rights in the event   only in the case of a shareholder
                               of certain mergers, share exchanges, sales,   objecting to certain mergers or
                               leases, exchanges or other dispositions of    consolidations.  Thus, under the DGCL,
                               all or substantially all of the property of   shareholders have no appraisal rights
                               the corporation, and not with respect to      in a sale, lease or exchange of all
                               shares that are listed on a national          or substantially all of a corporation's
                               securities exchange registered under the      assets.  Appraisal rights in Delaware
                               Securities Exchange Act of 1934, as           are available to record holders only.
                               amended.  Under the CBCA, shareholders are
                               entitled to exercise dissenters' rights in
                               the event of certain mergers, share
                               exchanges, sales, leases, exchanges or
                               other dispositions of all or substantially
                               all of the property of the corporation.
                               Dissenters' rights in Colorado are
                               available to beneficial owners as well as
                               record holders.  Dissenters' rights are not
                               available as a result of the
                               Reincorporation Proposal.

                                       78

EXAMINATION OF BOOKS AND       Under the CBCA, any record or beneficial      Under the DGCL, the inspection rights
RECORDS                        shareholder of OraLabs may, upon five days'   of the shareholders of Surviving
                               written demand, inspect certain records,      Corporation are the same as under
                               including shareholder actions, minutes of     Colorado law, except: (i) there is no
                               shareholder meetings, communications with     requirement that a shareholder has
                               shareholders and recent financial             been a shareholder for at least three
                               statements.  In addition, upon five days'     months or is a shareholder of at least
                               written demand, any such shareholder may      5% of all outstanding shares of any
                               inspect the list of shareholders and          class of shares when the demand is
                               certain other corporate records, including    made, and (ii) if Surviving
                               minutes of the meetings of board of           Corporation refuses to permit
                               directors of OraLabs, if the shareholder      inspection or does not reply to the
                               either (i) has been a shareholder for at      demand within five business days after
                               least three months or (ii) is a shareholder   the demand has been made, the
                               of at least 5% of all outstanding shares of   shareholder may apply to the Court of
                               any class of shares when the demand is        Chancery for an order to compel such
                               made, provided that the demand is made in     inspection.
                               good faith for a proper purpose reasonably
                               related to such person's interests as a
                               shareholder.

DISSOLUTION                    Under the CBCA, the board of directors of     Surviving Corporation will be subject
                               OraLabs may submit a proposal of voluntary    to the same voting requirement with
                               dissolution of OraLabs to the shareholders    respect to a dissolution of Surviving
                               of OraLabs entitled to vote thereon.  The     Corporation as is OraLabs but only
                               board of directors of OraLabs must            if the board of directors of Surviving
                               recommend such dissolution to the             Corporation initially approves the
                               shareholders as part of the dissolution       dissolution of Surviving Corporation.
                               proposal, unless the board of directors of    If the board of directors does not
                               OraLabs determines that because of a          approve such dissolution, the
                               conflict of interest or other special         shareholder vote required for
                               circumstances it should make no               approving a dissolution of Surviving
                               recommendation and communicates the basis     Corporation  is a unanimous written
                               for its determination to the shareholders.    consent of all shareholders entitled
                                                                             to vote thereon.

SHAREHOLDER DERIVATIVE         Under the CBCA, if a court finds that a       The DGCL's requirements for bringing
ACTIONS                        derivative action was brought without         derivative actions are substantially
                               reasonable cause, the court may require the   similar to those contained in the
                               plaintiff to pay the defendants' reasonable   CBCA, except that the DGCL does not
                               expenses attributable to the defense of       impose (i) the reasonable cause
                               such action, exclusive of attorney's fees.    requirement and (ii) the security
                               In addition, OraLabs may, at any time         requirement imposed by the CBCA.
                               before final judgment, require the
                               plaintiff to give a security for the costs
                               and reasonable expenses which may be
                               incurred by OraLabs or other parties named
                               as defendants in the defense of such
                               action, but not including attorney's fees,
                               if the shareholder instituting the action
                               holds less than 5% of the outstanding
                               shares of any class of OraLabs, unless the
                               shares so held have a market value in
                               excess of $25,000.  If the court then finds
                               that the action was instituted without
                               cause, the corporation may have recourse to
                               such security in the amount determined by
                               the court.

                                       79

FRANCHISE TAX                  There is no franchise tax in Colorado.        The DGCL requires corporations to pay
                                                                             franchise tax annually.


     It is the intention of the persons named in the accompanying form of Proxy to vote such proxy "For" Proposal 6 unless shareholders specifically indicate in their proxies that they desire to vote against or abstain from voting for approval of Proposal 4. Approval requires an affirmative vote of the votes cast in person or by proxy at the Annual Meeting. Management recommends that shareholders vote "For" approval of Proposal 6.

PROPOSAL 7:  ELECTION OF DIRECTORS.

     The adoption of this Proposal is conditioned upon the approval by the OraLabs shareholders of all of the other Proposals described in this Proxy Statement. OraLabs' Board of Directors consists of Messrs. Schlatter, Friess and Gust, who will all resign effective upon completion of the Closing of the proposed transactions. OraLabs currently has a standing Audit Committee but does not have nominating or compensation committees. The Audit Committee consists of Michael I. Friess and Robert C. Gust. It consisted of three members until one of the independent members of the Board resigned in February 2006. The Audit Committee reviews the consolidated financial statements and independent auditors' reports, including recommendations from the independent auditors regarding internal controls and other matters. The Audit Committee held one meeting during fiscal year 2005 to discuss the financial statements to be part of the Company's Form 10-KSB for fiscal year 2004, and held another meeting during fiscal year 2005 with the Company's independent auditors with respect to the Company's forthcoming Annual Report on Form 10-KSB for fiscal year 2005. There were several informal meetings as well, all of which were held by telephone conference call. A copy of the written charter of the Audit Committee is included as an appendix to the Company's Proxy Statement filed on April 20, 2004. The members of the Audit Committee are independent as required by NASDAQ listing standards.

     The Company's Board of Directors believes that it is appropriate for the Company not to have nominating or compensation committees due to the Company's small size and because the members of the Board of Directors have remained substantially the same since the Company became public in 1997. All directors would participate in the consideration of future director nominees. During the fiscal year ended December 31, 2005, the Company's Board of Directors did not meet in person but met six times by telephone conference, and each director participated in the meetings. PSHL intends to fully comply with NASDAQ corporate governance requirements. In this regard, the PSHL intends to establish a nominating and compensation committee composed of the independent non-executive directors following the consummation of the transaction. The three independent non-executive directors will also be the members of the audit committee.

     There is no formal process for security holders to send communications to the Company's Board of Directors. Due to the small size of the Company, the Board does not believe that any formal process is necessary. Board members are not obligated to attend the annual meetings of shareholders. One Board member attended last year's annual meeting.

     There are five nominees for directors, Messrs. Wo Hing Li, Hai Sheng Chen, Che Kin Lui, David Peter Wong and Tung Kuen Tsui, of whom the latter three are independent non-executive directors. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected, or until the director's death, resignation or removal.

     The nominees for the Board of Directors of OraLabs are as follows:

     Name                            Age        Proposed Positions
     ----                            ---        ------------------

     Wo Hing Li                       59        President

     Hai Sheng Chen                   43        Executive Director

     Che Kin Lui                      44        Director

     David Peter Wong                 50        Director

     Tung Kuen Tsui                   61        Director

     See "PSHL Business - PSHL Directors and Management" for information about Wo Hing Li and Hai Sheng Chen.

     Che Kin Lui

     Che Kin Lui has served as a consultant for Synthesis Consultancy Limited since July 2002. From June 1999 to July 2002, Mr. Lui served as a manager for MVP (HK) Industries Limited, a company engaged in manufacturing household tools. Mr. Lui is also a Director and serves on the audit committee of China Petrotech Holdings Limited, an oil software and exploration company listed on the Singapore Stock Exchange. Mr. Lui has a Master in Business Administration from the University of Ballarat, Australia and a degree in Business Administration from Hong Kong Shu Yan College.

     David Peter Wong

     David P. Wong is the Chief Financial Officer of Private Wealth Partners, LLC, a registered investment adviser in California. Mr. Wong served as the Corporate Controller for H&Q Asia Pacific, a Asian Private Equity firm from November 1, 2002 to November 2005. Mr. Wong was the Corporate Controller of Hellman & Friedman, a private equity firm from January 2002 to September 2002. Mr. Wong is a U.K. Chartered Accountant with six years of public accounting experience with Ernst & Young in London and PriceWaterhouseCoopers in Hong Kong. Mr. Wong has a Bachelor of Arts degree in Economics and Geography from Leeds University in the United Kingdom.

     Tung Kuen Tsui

     Tung Kuen Tsui has been retired since 1998. From 1995 to 1998, Mr. Tsui served as a Senior Credit Controller for PricewaterhouseCoopers. Prior to working as the Senior Credit Controller, Mr. Tsui held a variety of positions with PricewaterhouseCoopers, including Senior Manager, Information System. Mr. Tsui has a Master of Business Administration from the University of Macau. Mr. Tsui graduated as an Associate Member of Chartered Institute of Secretaries and Administrators in the United Kingdom.

     It is the intention of the persons named in the accompanying form of Proxy to vote such proxy "For" the election of the persons listed above, unless shareholders specifically indicate in their proxies that they desire to vote against or abstain from voting for the electing of any such director to office. Each nominee must be approved by receiving the highest number of affirmative votes of the votes cast in person or by proxy at the annual meeting. Management recommends that shareholders vote "For" the election of the nominees.

PROPOSAL 8: APPROVAL OF THE CHINA PRECISION STEEL, INC. 2006 OMNIBUS LONG-TERM INCENTIVE PLAN.

     The Board of Directors has adopted the 2006 Omnibus Long-Term Incentive Plan (the "Long-Term Incentive Plan") and recommends it for shareholder approval at the forthcoming Special Meeting. The Board of Directors believes it to be in the best interests of the Company to adopt the Long-Term Incentive Plan to promote our long-term growth and profitability by providing our key employees, our consultants and our directors with incentives to improve the value of our common stock. We are seeking your approval so that we may use the Long-Term Incentive Plan to grant incentive stock options (options that enjoy certain favorable tax treatment under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code")).

The Long-Term Incentive Plan is intended to encourage the key employees, consultants and directors of the Company (and certain of our affiliated companies) to own our common stock and to provide additional incentive to those employees and directors of the Company whose contributions are essential to the growth and success of the Company's business, in order to strengthen the commitment of such persons to the Company, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company.

Vote Required

The affirmative vote of a majority of the shares present in person or by proxy at the Special Meeting and entitled to vote on this proposal is required for approval of the Long-Term Incentive Plan. In tabulating the vote, abstentions will have the same effect as voting against the proposal and broker non-votes will be disregarded and have not effect on the outcome of the vote.

The Board of Directors unanimously recommends that you vote FOR approval of the adoption of the Long-Term Incentive Plan.

Long-Term Incentive Plan Description

The following is a brief description of the principal features of the Long-Term Incentive Plan. It does not purport to be complete and is qualified in its entirety by the full text of the Long-Term Incentive Plan, which is attached to this Proxy Statement as Annex 4.

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

General. We have reserved for issuance under the Long-Term Incentive Plan a maximum of 2,165,220 shares of the Company's common stock, all subject to adjustment as described in the Long-Term Incentive Plan. If an award granted under the Long-Term Incentive Plan expires or is terminated, the shares of our common stock underlying the award will again be available for issuance under the Long-Term Incentive Plan. In addition, to the extent shares of our common stock are tendered to exercise any award under the Long-Term Incentive Plan or to pay required taxes on any award, an equal number of shares will remain available for issuance under the Long-Term Incentive Plan.

No individual may be granted awards under the Long-Term Incentive Plan in any calendar year covering more than 216,522 shares.

In the event of any change in the Company's capitalization or in the event of a corporate transaction such as a merger, consolidation or similar event, the Long-Term Incentive Plan provides for appropriate adjustments in the number and class of shares of our common stock available for issuance or grant and in the number and/or price of shares subject to awards. Any such adjustment shall be effected in a manner intended to satisfy any applicable requirements of Section 409A and 424 of the Code (relating, respectively, to certain limitations imposed on deferred compensation and incentive stock options).

Types of Awards. The following awards may be granted under the Long-Term Incentive Plan:

     o stock options, including incentive stock options and non-qualified stock options;

     o    restricted stock;

     o    restricted stock units;

     o    stock appreciation rights;

     o    unrestricted stock grants; and

     o    performance and annual incentive awards.

Deferral Arrangements. The Board of Directors may permit or require deferral of any award payment into a deferred compensation arrangement.

Administration. The Long-Term Incentive Plan will be administered by the Compensation Committee of the Board of Directors unless the Board of Directors in its discretion appoints another person or entity to administer the Long-Term Incentive Plan. The Board anticipates that the Compensation Committee will administer the Long-Term Incentive Plan. For convenience, the administrator of the Long-Term Incentive Plan will be referred to below as the Committee.

     The Committee may, subject to the provisions of the Long-Term Incentive Plan, determine the persons to whom awards will be granted, the type of awards to be granted, the exercise price, and the number of shares to be made subject to awards. The Committee may also condition the award on the attainment of certain goals, determine other terms and conditions that shall apply to awards, interpret the Long-Term Incentive Plan and prescribe, amend and rescind rules and regulations relating to the Long-Term Incentive Plan. The Committee may delegate its authority to a subcommittee of its members and may delegate to any of our senior management the authority to make grants of awards to our employees who are not our executive officers or directors. The terms and conditions of each award granted under the Long-Term Incentive Plan will be set forth in a written award agreement relating to the award.

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

     In the event that the Committee grants an award that, after we become a publicly held company, is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Code (which otherwise generally limits to $1,000,000 the amount of annual remuneration for certain executive officers that a public corporation may deduct for federal income tax purposes), the Committee in its discretion may condition payment under the award in whole or in part on the attainment over a specified period of (or a specified increase or decrease in) one or more of the following business criteria as applied to an award recipient under the Long-Term Incentive Plan and/or a business unit of the Company or its affiliates on an absolute or relative basis or in comparison to a peer group or other market measure: (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment;
(12) operating earnings; (13) working capital; (14) ratio of debt to shareholders' equity and (15) revenue.

     Payments under such awards will be made, in the case of employees covered under Section 162(m) of the Code, solely on account of the attainment of such performance goals established in writing by the Committee not later than the date on which 25% of the period of service to which the award relates has elapsed.

     To the extent provided in an award agreement, the Committee may, without amendment to the Long-Term Incentive Plan, (i) accelerate the date on which any option or stock appreciation right becomes exercisable, waive or amend the operation of provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such option or stock appreciation right, and (ii) accelerate the lapse of restrictions imposed under the Long-Term Incentive Plan, or waive any other condition imposed under the Long-Term Incentive Plan, with respect to any restricted stock, restricted stock units, stock bonus or other awards or otherwise adjust any of the terms applicable to any such award, provided that the Committee may not adversely affect any outstanding award without the consent of the holder thereof.

Eligibility. Awards may be granted under the Long-Term Incentive Plan to our employees, consultants and directors (or employees, consultants or directors of our affiliates), as selected by the Committee in its sole discretion. Grants under the Long-Term Incentive Plan will be made in the discretion of the Committee and, accordingly, are not yet determinable. In addition, benefits under the Long-Term Incentive Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants under the Long-Term Incentive Plan. As of October 27, 2006, the closing market price of our common stock on the NASDAQ Capital Market was $6.11.

Stock Options. Stock options granted under the Long-Term Incentive Plan may be either "incentive stock options," as that term is defined in Section 422 of the Code, or non-qualified stock options (i.e., any option that is not such an incentive stock option). The exercise price of a stock option granted under the Long-Term Incentive Plan will be determined by the Committee at the time the option is granted, the exercise price may or may not be the fair market value of our common stock (i.e., the closing sale price reported for a share on the national securities exchange or national market system on which such stock is principally traded on the last day preceding such date on which a sale was reported, or if the shares of common stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith in its sole discretion (in any event fair market value is determined within the meaning of Section 409A of the Code ("FMV")). Stock options are exercisable at the times and upon the conditions that the Committee may determine, as reflected in the applicable option agreement. The Committee will also determine the maximum duration of the period in which the option may be exercised, which may not exceed ten years from the date of grant. All of the shares available for issuance under the Long-Term Incentive Plan may be made subject to incentive stock options.

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

The option exercise price must be paid in full at the time of exercise, and is payable (in the discretion of the Committee) by any one of the following methods or a combination thereof:

o    in cash or cash equivalents,

o    the surrender of previously acquired shares of our common stock,

o authorization for us to withhold a number of shares otherwise payable pursuant to the exercise of an option, or

o to the extent permitted by applicable law, through any other procedure acceptable to the Committee.

Restricted Stock. The Long-Term Incentive Plan provides for awards of our common stock that are subject to restrictions on transferability imposed under the Long-Term Incentive Plan and other restrictions that may be determined by the Committee in its discretion. Such restrictions will lapse on terms established by the Committee. Except as may be otherwise provided under the award agreement relating to the restricted stock, a participant granted restricted stock will have all the rights of a shareholder (for instance, the right to receive dividends on the shares of restricted stock and the right to vote the shares).

Restricted Stock Units. The Long-Term Incentive Plan provides for awards of restricted stock units which, upon vesting, entitle the participant to receive an amount in cash or common stock (as determined by the Committee and set forth in the applicable award agreement) equal to the fair market value of the number of shares made subject to the award. Vesting of all or a portion of a restricted stock unit award may be subject to terms and conditions established by the Committee.

Stock Appreciation Rights ("SARs"). The Long-Term Incentive Plan provides that the Committee, in its discretion, may award SARs, either in tandem with stock options or freestanding and unrelated to options. The grant price of a freestanding SAR will be at FMV. The grant price of tandem SARs may equal the exercise price of the related option. Tandem SARs and freestanding SARs may be exercised upon whatever terms and conditions the Committee imposes.

Unrestricted Stock Grants; Other Awards. The Long-Term Incentive Plan provides that the Committee, in its discretion, may award shares of our common stock that are not subject to restrictions imposed under the Plan on transferability or otherwise. In addition, the Committee may grant other awards valued in whole or in part, by reference to, or otherwise based on, our common stock.

Change in Control. The Committee in its discretion may provide that, in the event of a change in control (as defined in the Long-Term Incentive Plan), whether alone or in combination with other events, the vesting and exercisability restrictions imposed under the Long-Term Incentive Plan on any outstanding award that is not yet fully vested and exercisable may lapse in part or in full. The Committee is permitted to take certain actions with respect to outstanding awards upon the occurrence of a Change in Control, including, but not limited to, accelerated vesting, termination or assumption.

Termination of Employment. Unless otherwise determined by the Committee, the termination of a participant's employment or service will immediately cancel any unvested portion of awards granted under the Long-Term Incentive Plan. At the time of grant, the Committee in its discretion may provide that, if a participant's employment or service terminates other than because of cause, death or disability, all options that are exercisable at the time of termination may be exercised by the participant for no longer than 90 days after the date of termination (or such other period as it determines). If a participant's employment or service terminates for cause, all options held by the participant will immediately terminate. The Committee may provide that, if a participant's employment or service terminates as a result of death, all options that are exercisable at the time of death may be exercised by the participant's heirs or distributees for a period of one year (or such other period as it determines). The Committee may provide that, if a participant's employment or service terminates because of disability, all options that are exercisable at the time of termination may be exercised for a period of one year (or such other period as it determines). However, in no case may an option be exercised after it expires.

Amendment and Termination of the Long-Term Incentive Plan. The Board of Directors may modify or terminate the Long-Term Incentive Plan or any portion of the Long-Term Incentive Plan at any time (subject to participant consent where such change would adversely affect an award previously granted to the participant), except that an amendment that requires shareholder approval in order for the Long-Term Incentive Plan to continue to comply with any law, regulation or stock exchange requirement will not be effective unless approved by the requisite vote of our shareholders. In addition, the Long-Term Incentive Plan or any outstanding option may not be amended to effectively decrease the exercise price of any outstanding option unless first approved by the shareholders. No awards may be granted under the Long-Term Incentive Plan after the day prior to the tenth anniversary of its adoption date, but awards granted prior to that time can continue after such time in accordance with their terms.

Certain Federal Income Tax Consequences of Options. The following is a discussion of certain federal income tax effects currently applicable to stock options granted under the Plan. The discussion is a summary only, and the applicable law is subject to change. Reference is made to the Code for a complete statement of all relevant federal tax provisions.

Nonqualified Stock Options ("NSOs"). An optionee generally will not recognize taxable income upon the grant of an NSO. Rather, at the time of exercise of such NSO, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognizes ordinary income.

If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the amount received upon such sale, exchange or disposition and the fair market value of such stock on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

Incentive Stock Options ("ISOs"). An optionee will not recognize any ordinary income (and the Company will not be permitted any deduction) upon the grant or timely exercise of an ISO. However, the amount by which the fair market value of our common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the optionee's "alternative minimum taxable income."

Exercise of an ISO will be timely if made during its term and if the optionee remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee, and without limit in the case of death). The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs, discussed above.

If stock acquired pursuant to the timely exercise of an ISO is later disposed of, and if the stock is a capital asset of the optionee, the optionee generally will recognize short-term or long-term capital gain or loss (depending upon the length of time such shares were held by the optionee) equal to the difference between the amount realized upon such sale and the exercise price. The Company, under these circumstances, will not be entitled to any income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the optionee.

If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the optionee prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him or her upon exercise (a "disqualifying disposition"), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the optionee, as short-term or long-term capital gain (depending upon the length of time such shares were held by the optionee) to the extent of any excess of the amount realized on such disqualifying disposition over the sum of the exercise price and any ordinary income recognized by the optionee. In such case, the Company may claim an income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income.

The adoption of this Proposal is conditioned upon the approval by the OraLabs shareholders of all of the other Proposals described in this Proxy Statement. Based upon the information set forth in the sections of this Proxy Statement entitled "SPECIAL FACTORS" and "RECOMMENDATION OF THE SPECIAL AND BOARD OF DIRECTORS; FAIRNESS OF THE PROPOSED TRANSACTIONS", it is the intention of the persons named in the accompanying form of proxy to vote such proxy "For" approval of Proposal 8, unless shareholders specifically indicate in their proxies that they desire to vote against or abstain from voting for Proposal 8. Approval requires an affirmative vote of the votes cast in person or by proxy at the annual meeting. Management recommends that the shareholders vote "For" approval of Proposal 8.

PROPOSAL 9:  ELECTION OF INDEPENDENT AUDITORS.

     The adoption of this Proposal is conditioned upon the approval by the OraLabs shareholders of all of the other Proposals described in this Proxy Statement. Conditioned upon the approval of all of the other Proposals by the shareholders, the Board of Directors has nominated Murrell, Hall, McIntosh & Co., PLLP as the independent auditors to audit the books and accounts of the Company for the fiscal year ending December 31, 2006. GHP Horwath, P.C. ("GHP") has served as the independent auditors since November 17, 2005. A representative of Murrell, Hall, McIntosh & Co., PLLP is expected to attend the Annual Meeting and will be available to respond to appropriate questions. The following table presents fees for professional audit services rendered by GHP and by OraLabs' previous auditors, Ehrhardt Keefe Steiner & Hottman P.C. ("EKS&H"), for the audit of OraLabs' annual financial statements for the years ended December 31, 2005 and December 31, 2004, and the reviews of the financial statements included in each of our quarterly reports on Form 10-QSB during the fiscal years ended December 31, 2005 and 2004:

                            2005        2004
Audit Fees                  $142,695    $65,500
Audit-Related Fees          $0          $0
Tax Fees                    $0          $0
All Other Fees              $0          $0

     Audit Fees are fees incurred in connection with the audit of OraLabs and its subsidiary's consolidated annual financial statements and the review of financial statements in the Company's quarterly reports on Form 10-QSB. All Other Fees are incurred for services other than those described above. The Audit Committee will pre-approve the performance by GHP of any services other than those relating to the audit or review of the Company's financial statements, but no other services are anticipated at this time.

     It is the intention of the persons named in the accompanying form of Proxy to vote such proxy "For" Proposal 9 unless shareholders specifically indicate in their proxies that they desire to vote against or abstain from voting for Proposal 9. Approval of Proposal 9 requires an affirmative vote of the votes cast in person or by proxy at the annual meeting. Management recommends that shareholders vote "For" Proposal 9.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     This Proxy Statement contains and incorporates by reference certain forward-looking statements and information relating to OraLabs that are based on the beliefs of management as well as assumptions made by and information currently available to OraLabs. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts, including statements regarding the completion of the proposed transactions to be considered by the OraLabs shareholders at the Annual Meeting. When used in this document, the words "anticipate," "believe," "estimate," "expect," "plan," "intend," "project," "predict," "may," and "should" and similar expressions are intended to identify forward-looking statements. Such statements reflect a current view of OraLabs with respect to future events, including the closing upon the proposed transactions, and are subject to numerous risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements of OraLabs to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including without limitation the failure for any reason of the proposed transactions to close, the failure of OraLabs to maintain its NASDAQ listing for its common stock, competition, problems accompanying the management of manufacturing and growth, dependence on key personnel, government regulation, dependence upon significant distributors and retailers, dependence upon third-party suppliers and no assurances of proprietary protection.

     Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this Proxy Statement as anticipated, believed, estimated, expected, planned or intended. OraLabs does not intend, or assume any obligation, to update these forward-looking statements to reflect actual results, changes in assumptions or changes in the factors affecting such forward-looking statements.

                              FINANCIAL STATEMENTS

     OraLabs' Consolidated Financial Statements and Independent Auditors' Report dated December 31, 2005, in OraLabs' Form 10-KSB filed for the fiscal year ended December 31, 2005, and its unaudited financial statements in its Form 10-QSB filed for the quarter ended September 30, 2006 are included in this Proxy Statement immediately following the section entitled "Solicitation and Expenses". PSHL's Consolidated Financial Statements as of June 30, 2006, including the Report of its Independent Registered Public Accounting Firm, and Pro Forma Condensed Consolidated Financial Statements follow the OraLabs financial statements.

                       WHERE YOU CAN FIND MORE INFORMATION

     The following documents previously filed by OraLabs with the SEC are included with this Proxy Statement for your convenient review.

     Form 10-KSB filed by OraLabs for the fiscal year ended December 31, 2005; Form 10-QSB filed by OraLabs for the quarter ended September 30, 2006.

                       SHAREHOLDER MEETINGS AND PROPOSALS

     OraLabs postponed its annual meeting of shareholders that regularly occurs in late May to the newly scheduled date to avoid incurring the expense of notifying the shareholders for two separate meetings. Assuming that the transactions contemplated by the Exchange Agreement are consummated, it is intended that the next annual meeting of shareholders of OraLabs, under its new name of China Precision Steel, Inc., will be held on October 10, 2007. Shareholders of OraLabs wishing to include proposals in the proxy material relating to the Annual Meeting of Shareholders of OraLabs in 2007 must submit the same in writing so as to be received at the principal executive office of OraLabs (to the attention of the Secretary) on or before June 12, 2007 for such proposal to be considered for inclusion in the proxy statement for such meeting. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholder proposals.

     Shareholders who wish to submit any items of business to be addressed at an annual meeting of shareholders (rather than include the item in the proxy material) must make the submission in a timely manner as provided in OraLabs' Second Amended and Restated Bylaws. The Bylaws provide that only timely submissions of business items will be considered as proper business at the meeting. To be timely, a shareholder's written submission must be delivered to or mailed and received at, the principal business offices of OraLabs at least sixty (60) days in advance of the date that OraLabs' proxy statement was released to shareholders in connection with the previous year's annual meeting of shareholders. As this proxy statement for the 2006 annual meeting is being released on approximately _____________, 2006, the deadline for submissions of business items for the 2007 annual meeting will be _________________. The Bylaws also specify what must be included in the written notice of submission in order for the submission to be considered timely and to be considered proper business to be conducted at the annual meeting. This paragraph does not apply if closing occurs under the Exchange Agreement.

                              AVAILABLE INFORMATION

     No person is authorized to give any information or to make any representations, other than as contained in this Proxy Statement, in connection with the Exchange Agreement or the transactions contemplated thereby, and if given or made, such information or representations may not be relied upon as having been authorized by OraLabs or PSHL. The delivery of this Proxy Statement shall not, under any circumstances, create any implication that there has been no change in the information set forth herein or in the affairs of OraLabs or PSHL since the date hereof.

     OraLabs is currently subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files periodic reports, proxy statements and other information with the SEC relating to its business, financial and other matters. Copies of such reports, proxy statements and other information, and the exhibits thereto, may be copied (at prescribed rates) at the Public Reference Room maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site (http://www.sec.gov) that contains reports, proxy and information statements, and other information filed electronically with the SEC by OraLabs. A copy of the OraLabs Annual Report for fiscal year 2004 accompanies this Proxy Statement. Copies of any exhibits thereto will be furnished to any shareholder of OraLabs upon the payment of a reasonable duplicating charge. Written requests for any exhibit should be directed to OraLabs Holding Corp., 18685 East Plaza Drive, Parker, Colorado 80134, Attention: Investor Relations.

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

                            SOLICITATION AND EXPENSES

OraLabs will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy materials. In addition to solicitation by mail, Directors, officers and regular employees of OraLabs (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals and OraLabs will reimburse them for their expenses.

Consolidated Financial Statements And Independent Auditors' Report December 31, 2005

                     ORALABS HOLDING CORP. AND SUBSIDIARIES

                                TABLE OF CONTENTS



                                                                            Page
                                                                            ----
Report of Independent Registered Public Accounting Firm - GHP Horwath, P.C.   1

Report of Independent Registered Public Accounting Firm -
     Ehrhardt Keefe Steiner & Hottman P.C.....................................2

Consolidated Financial Statements

     Consolidated Balance Sheet...............................................3

     Consolidated Statements of Operations....................................4

     Consolidated Statements of Changes in Stockholders' Equity...............5

     Consolidated Statements of Cash Flows....................................6

Notes to Consolidated Financial Statements.................................7-15

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors
OraLabs Holding Corp.

We have audited the accompanying consolidated balance sheet of OraLabs Holding Corp. and subsidiaries (the "Company") as of December 31, 2005, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of OraLabs Holding Corp. and subsidiaries as of December 31, 2005, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



/S/ GHP HORWATH, P.C.

Denver, Colorado
April 12, 2006

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders OraLabs Holding Corp. Parker,
Colorado

We have audited the consolidated balance sheet of OraLabs Holding Corp. and Subsidiaries as of December 31, 2004 and 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial condition of OraLabs Holding Corp. and Subsidiaries, as of December 31, 2004, and the results of their operations and their cash flows for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America.

                       EHRHARDT KEEFE STEINER & HOTTMAN PC

April 8, 2005
Denver, Colorado

                     ORALABS HOLDING CORP. AND SUBSIDIARIES



                           Consolidated Balance Sheet

                                December 31, 2005

                                     Assets
Current assets
   Cash                                                      $         1,834,144
   Accounts receivable-trade, net of allowance for doubtful
    accounts of $86,639                                                1,795,898
   Inventories                                                         2,555,634
   Prepaid expenses                                                      173,533
   Deposits and other assets                                             257,949
                                                             -------------------
        Total current assets                                           6,617,158
                                                             -------------------
   Deferred tax assets, net                                              179,000
   Property and equipment, net                                         1,858,754
                                                             -------------------
        Total non-current assets                                       2,037,754
                                                             -------------------

Total assets                                                 $         8,654,912
                                                             ===================

                      Liabilities and Stockholders' Equity

Current liabilities
   Accounts payable - trade                                  $         1,021,153
   Deferred revenue                                                      630,000
   Accrued liabilities                                                   121,321
   Reserve for returns                                                   100,810
   Current portion of long-term debt                                       6,300
   Deferred tax liability                                                221,724
                                                             -------------------
        Total current liabilities                                      2,101,308
                                                             -------------------

   Long-term debt, less current portion                                    6,825
                                                             -------------------
        Total non-current liabilities                                      6,825
                                                             -------------------

Commitments and contingencies

Stockholders' equity
   Preferred stock, $.001 par value, 1,000,000 authorized;
    none issued and outstanding                                                -
   Common stock, $.001 par value; 25,000,000 shares
    authorized; 4,693,015 issued and outstanding
    (2005) and 4,668,615 issued and outstanding (2004)                     4,693
   Additional paid-in capital                                          1,511,820
   Retained earnings                                                   5,030,266
                                                             -------------------
        Total stockholders' equity                                     6,546,779
                                                             -------------------
Total liabilities and stockholders' equity                   $         8,654,912
                                                             ===================

See notes to consolidated financial statements.

                     ORALABS HOLDING CORP. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS



                                                  For the Years Ended
                                                      December 31,
                                               2005                 2004
                                       -------------------- -------------------
Product sales                          $        13,585,165  $        13,130,579
Cost of goods sold                               8,867,622            9,315,940
                                       -------------------- -------------------
        Gross profit                             4,717,543            3,814,639
                                       -------------------- -------------------
Operating expenses
   Engineering                                     218,009              319,828
   Selling and marketing                         1,324,648            1,325,935
   General and administrative                    3,036,827            3,047,940
   Other                                            49,797               32,218
                                       -------------------- -------------------
     Total operating expenses                    4,629,281            4,725,921
                                       -------------------- -------------------
Income (loss) from operations                       88,262             (911,282)
                                       -------------------- -------------------
Other income (expense)
   Interest and other income                        68,617              110,965
   Other expense                                                        (35,359)
                                       -------------------- -------------------
        Total other income (expense)                68,617               75,606
                                       -------------------- -------------------

Income (loss) before income taxes                  156,879             (835,676)
                                       -------------------- -------------------

Income tax (expense) benefit
   Current                                                              194,648
   Deferred                                        (62,887)              75,920
                                       -------------------- -------------------
     Total income tax (expense) benefit            (62,887)             270,568
                                       -------------------- -------------------
Net income (loss)                      $            93,992  $          (565,108)
                                       ==================== ===================
Basic weighted average common shares
 outstanding                                     4,681,116            4,668,615
                                       ==================== ===================
Basic income (loss) per common share   $              0.02  $             (0.12)
                                       ==================== ===================
Diluted weighted average common shares
 outstanding                                     4,702,820            4,668,615
                                       ==================== ===================
Diluted income (loss) per common share $              0.02  $             (0.12)
                                       ==================== ===================


See notes to consolidated financial statements.

                     ORALABS HOLDING CORP. AND SUBSIDIARIES
           Consolidated Statements of Changes in Stockholders' Equity

                 For the Years Ended December 31, 2005 and 2004


                                                                   Additional                           Total
                                       Common Stock                Paid-in            Retained          Stockholders'
                                 Shares            Amount          Capital            Earnings          Equity
                               -----------      -----------       -----------        -----------       -----------
Balance - December 31, 2003      4,580,615      $     4,581       $ 1,221,484        $ 5,501,382       $ 6,727,447

Stock options exercised, net
of tax benefit                      88,000               88           241,560                              241,648

Net loss                                 -                -                 -           (565,108)         (565,108)
                               -----------      -----------       -----------        -----------       -----------
Balance - December 31, 2004      4,668,615      $     4,669       $ 1,463,044        $ 4,936,274       $ 6,403,987

Stock options exercised, net
of tax benefit                      24,400               24            48,776                               48,800

Net Income                               -                -                 -             93,992            93,992
                               -----------      -----------       -----------        -----------       -----------
Balance - December 31, 2005      4,693,015      $     4,693       $ 1,511,820        $ 5,030,266       $ 6,546,779
                               ===========      ===========       ===========        ===========       ===========


See notes to consolidated financial statements.

                     ORALABS HOLDING CORP. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                        For the Years Ended
                                                            December 31,
                                                         2005           2004
                                                     ------------   ------------
Cash flows from operating activities
   Net income (loss)                                 $    93,992    $  (565,108)
                                                     ------------   ------------
   Adjustments to reconcile net income (loss)
    to net cash provided by operating activities
     Depreciation                                        556,592        380,022
     Allowance for doubtful accounts                    (258,538)       (70,244)
     Deferred tax liability and asset                    373,177       (151,464)
     Loss on sale of assets                                              11,211

     Changes in assets and liabilities
       Accounts receivable - trade                      (261,539)       691,096
       Income taxes receivable                           329,648       (194,168)
       Inventories                                       323,121       (456,601)
       Prepaid expenses and deposits                      (8,311)      (161,866)
       Accounts payable - trade                          170,994       (195,108)
       Deferred revenue                                  630,000
       Accrued liabilities                               (10,490)       (14,519)
       Reserve for returns                              (261,531)       (34,077)
       Income taxes receivable (payable)                                107,508
                                                     ------------   ------------
                                                       1,583,123        (88,210)
                                                     ------------   ------------
        Net cash provided by (used in) operating
         activities                                    1,677,115       (653,318)
                                                     ------------   ------------
Cash flows from investing activities
   Purchase of property and equipment                   (746,672)    (1,194,484)
                                                     ------------   ------------
        Net cash used in investing activities           (746,672)    (1,194,484)
                                                     ------------   ------------
Cash flows from financing activities
   Payments of principal on long-term debt               (11,531)       (22,874)
   Stock options exercised                                48,800        176,000
                                                     ------------   ------------
        Net cash provided by financing activities         37,269        153,126
                                                     ------------   ------------
Net increase (decrease) in cash and cash equivalents     967,712     (1,694,676)

Cash and cash equivalents - beginning of year            866,432      2,561,108
                                                     ------------   ------------
Cash and cash equivalents - end of year              $ 1,834,144    $   866,432
                                                     ============   ============


Supplemental disclosure of non-cash transactions:

During 2005 and 2004, the Company received a tax benefit of $12,777 and $65,448, respectively related to the exercise of options.

See notes to consolidated financial statements

NOTE 1 - DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

OraLabs Holding Corp. and Subsidiaries, (the Company), was formed in June 1997. SSI Capital Corp. (SSI) a New York Corporation was incorporated on January 30, 1981. Effective August 22, 1997, SSI was merged into the Company and the outstanding shares of SSI were converted to shares of the Company on one-for-two basis. In December, 2003, the Company effected a one-for-two reverse stock split. All references to common stock in the Company's financial statements have been retroactively adjusted for the merger and the two separate one-for-two reductions in shares outstanding.

OraLabs Inc. (ORALABS), a Colorado corporation was incorporated on August 10, 1990. ORALABS is in the business of manufacturing and distributing lip balm, fresh breath and other products. ORALABS is a wholly owned subsidiary of the Company.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of ORALABS and the accounts of SSI since the date of the reverse acquisition and the accounts of OL Sub Corp. (an inactive entity) since inception. The Company established a 90% owned subsidiary of OraLabs, Inc. in Brazil during 2003, with no business activity during that year. The activity during the 2004 year was minimal and therefore immaterial to the overall business. There was no activity during 2005 and the Company did not follow through with its plans to close the subsidiary by the end of the second quarter 2005. Plans for 2006 are under consideration.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents. The Company continually monitors its positions with, and the credit quality of, the financial institutions it invests with. As of the balance sheet date, and periodically during the year, the Company has maintained balances in various operating accounts in excess of federally insured limits.

ACCOUNTS RECEIVABLE

Accounts receivable represents receivables from customers for product purchased. Such amounts are recorded gross of any discounts. Promotional discounts and bad debts are estimated and accounted for in the allowance for doubtful accounts. Management continually monitors and periodically adjusts the allowances associated with these receivables based upon its loss history and aging analysis. After all attempts to collect a receivable have failed, the receivable is written off against the allowance.

INVENTORIES

Inventories consist of raw materials, work-in-process and finished goods, and are stated at the lower of cost or market, determined using the lower of cost or market.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost. Depreciation is provided utilizing the straight-line method over the estimated useful lives for owned assets, ranging from 5 to 7 years, and the related lease terms for leasehold improvements.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

The Company recognizes revenue in accordance with the criteria set forth in Statement of Financial Accounting Standards ("SFAS") No. 48 "Revenue Recognition When right of Return Exists". Revenue is recognized as product is shipped, net of estimated returns. The Company allows for returns for defective product and records an estimate of these returns based on historical operations and experience. Occasionally the Company receives deposits in advance of delivering the product. Deposits are recorded as deferred revenue until the product is shipped and title has passed to the customer.

INCOME TAXES

The Company recognizes deferred tax liabilities and assets based on the differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years.

ADVERTISING COSTS

The Company expenses advertising costs as incurred.

Advertising expenses were as follows:

For the Year Ended December 31,

2005 $ 69,065
2004 $ 79,883

RESEARCH AND DEVELOPMENT COSTS

Expenditures made for research and development are charged to expense as incurred. Total research and development costs of $27,329 and $16,946 for December 31, 2005 and 2004, respectively, were expensed in operations.

BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE

For the years ended December 31, 2005 and 2004, The Company had 169,000 and 147,900 stock options outstanding, respectively. In 2004, these options were not included in the computation of (loss) per share because their effect was anti-dilutive; however, in 2005, the stock options have a dilutive effect and were therefore included in the computation of diluted earnings per share using the treasury stock method.

STOCK-BASED COMPENSATION

The Company has determined the value of stock-based compensation arrangements under the provisions of Accounting Principles Board No. 25 "Accounting for Stock Issued to Employees" (APB No. 25); and makes pro forma disclosures required under SFAS No. 123, "Accounting for Stock-Based Compensation." SFAS No. 123 permits the use of either a fair value based method of the method defined in APB No. 25 which requires the disclosure of pro forma net income (loss) and earnings per share that would have resulted from the use of the fair value based method.



                                                                             For the Year Ended
                                                                                December 31,
                                                                          2005                2004
                                                                    -----------------   ----------------
Net income (loss) available to common shareholders-as reported        $    93,992         $  (565,108)
Total stock-based employee compensation expense determined under
fair market value method for an award                                    (107,098)             (7,581)
                                                                    -----------------   ----------------
Net loss available to common shareholders-pro forma                   $   (13,106)        $  (572,689)
Basic and diluted income (loss) per common share- as reported         $      0.02         $     (0.12)
Basic and diluted income (loss) per common share- pro forma           $         *         $     (0.12)

*    Amount is less than $(0.01) per share

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model. All options are granted with an exercise price equivalent to market price on the date of the grant. No options have been re-priced or had their maturities extended during 2005. In terms of the provisions of our Incentive Option Plan, employees, with vested options, who leave the employment of the Company, are required to exercise or forfeit their options within 90 days after leaving employment regardless of the exercise period of the initial grant.

The following are the weighted-average assumptions used at December 31, 2005 and 2004 for all Black-Scholes calculations in the financial statements:


                                                      For the Year Ended
                                                         December 31,
                                             2005                       2004
                                           -----------               -----------
Approximate risk free rate                   6.00%                      3.74%
Average expected life                      5 years                    5 years
Dividend yield                                  0%                         0%
Volatility                                     80%                        73%

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In December 2004, the Financial Accounting Standards Board (FASB) issued SFAS 123R "Share-Based Payment," a revision to FASB No 123. SFAS 123R replaces existing requirements under SFAS No. 123 and APB No. 25, and requires public companies to recognize a compensation expense an amount equal to the fair value of share-based payments granted, such as employee stock options. This is based on the grant-date fair value of those instruments. SFAS 123R also affects the pattern in which compensation cost is recognized, the accounting for employee share purchase plans, and the accounting for income tax effects of share-based payment transactions. For small-business filers, SFAS 123R will be effective for interim periods beginning after December 15, 2005. The Company is currently determining what impact the proposed statement would have on its results of operations and financial position. The impact will largely be due to the selection of either the Black-Scholes or the binominal lattice model for valuing options, which may be material.

In November 2004, the FASB issued SFAS No. 151, Inventory Costs, an amendment of ARB No. 43. This statement requires that certain abnormal costs associated with the manufacturing, freight, and handling costs associated with inventory be charged to current operations in the period in which they are incurred. The adoption of this statement did not have a material effect on the Company's results of operations, cash flows or financial position.


FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of financial instruments including cash and cash equivalents, accounts receivable, accounts payable and long-term debt approximated fair value as of December 31, 2005 because of the relatively short maturity of these instruments.

CONCENTRATION OF BUSINESS AND CREDIT RISK

The Company is engaged primarily in the manufacture and sale of lip balm, fresh breath and other products throughout North America and Internationally. The potential for severe financial impact can result from negative effects of economic conditions within the market or geographic area. Since the Company's products are inexpensive, the potential negative effect of changes in economic conditions are less than would be expected for higher priced products of other industries.

NOTE 2 - BALANCE SHEET DISCLOSURES

Inventories are summarized as follows at December 31, 2005:



     Raw materials                                          $         1,432,211
     Work in process and finished goods                               1,123,423
                                                            -------------------
                                                            $         2,555,634
                                                            ===================



Property and equipment consist of the following at December 31, 2005:



     Machinery and equipment                                $         3,906,315
     Leasehold improvements                                             146,211
                                                            -------------------
                                                                      4,052,526
Less accumulated depreciation                                        (2,193,772)
                                                            -------------------
                                                            $         1,858,754
                                                            ===================

NOTE 3 - LINE-OF-CREDIT

The Company has a $2,000,000 line-of-credit with a bank secured by substantially all of the Company's assets. The line matures in September 2006. Interest is at a variable rate tied to LIBOR and is periodically adjusted. As of December 31, 2005 the Company had no outstanding balance on this line-of-credit.


NOTE 4 - INCOME TAXES

The Company recognizes deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax liabilities and assets are determined based on the differences between the financial statement and tax basis of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse. The measurement of deferred tax assets is reduced, if necessary, by the amount of any tax benefits that based on available evidence, are not expected to be realized. As of December 31, 2005, the Company had a Federal net operating loss ("NOL") carry forward of approximately $585,000 that will expire in 2024 and 2025 and state net operating loss carry forwards of approximately $1,362,000 that will expire between 2023 and 2025.



The net current and long-term deferred tax assets and liabilities in the accompanying balance sheet include the following at December 31, 2005:



     Current deferred tax assets                            $            86,000
     Current deferred tax liability                                    (307,724)
                                                            -------------------
     Net current deferred tax liability                     $          (221,724)
                                                            ===================

     Long-term deferred tax assets                          $           234,000
     Long-term deferred tax liability                                   (55,000)
                                                            -------------------

     Net long-term deferred tax assets                      $           179,000
                                                            ===================


Temporary differences giving rise to a significant portion of deferred tax assets (liabilities) are as follows at December 31, 2005:


     Deferred tax assets:

     Reserves for returns and other                         $            52,000
     Net operating loss carryforward                                    228,000
     Allowance for doubtful accounts                                     34,000
     Contributions carried forward                                        6,000
                                                            --------------------
     Total deferred tax assets                              $           320,000

     Deferred tax liabilities:

     Property and equipment                                             (55,000)
     Prior year refunds received and deferred                          (307,724)
                                                             -------------------


     Net deferred tax liability                             $           (42,724)
                                                            ===================

The deferred tax liability of $307,724 relates to refunds received in 2005 in excess of expected amounts. The amount received was recorded as a liability in 2005 as the Company determines the final status of its tax filings for 2001 through 2004.



The following is a reconciliation of the statutory federal income tax rate applied to pre-tax accounting net income compared to the income taxes in the consolidated statements of income:



                                                       For the Years Ended
                                                           December 31,
                                                         2005         2004
                                                     ------------  -----------
      Income tax expense (benefit) at the
       statutory rate                                $    53,339   $ (284,129)

      Change resulting from:
         State and local income taxes, net of
         federal income tax                                5,177      (27,516)
         Non-deductible expenses                             920          713
         Foreign tax credits and income
          Exclusions                                           -      (22,739)
         Other                                             3,451       63,103
                                                     ------------  -----------
                                                     $    62,887   $ (270,568)
                                                     ============  ===========



NOTE 5 - LONG-TERM DEBT

At December 31, 2005 long-term debt consists of:


      Note payable to a financing company with interest at 0%.
       The note calls for monthly principal payments of $525
        and matures December 2007. Collateralized by vehicle.      $   13,125
                                                                   ----------
                                                                       13,125
         Less current portion                                         ( 6,300)
                                                                   ----------
                                                                   $    6,825
                                                                   ==========


Maturities of long-term obligations are as follows:



Year Ending December 31,
------------------------

            2006                                          $             6,300
            2007                                                        6,825

                                                          -------------------
                                                          $            13,125
                                                          ===================

NOTE 6 - COMMITMENTS AND CONTINGENCIES

RELATED PARTY OPERATING LEASES

The Company leases office and manufacturing facilities under an operating lease for property controlled by the Company's President, which expires in September 2006. Rent expense recorded in 2005 was 446,088 under this related party lease.

OTHER

The Company also has one operating lease for a vehicle, which expires in June 2010. Payments under this lease are $723 per month.

Expense for these leases was:

Year Ending December 31,

2005 $ 454,769
2004 $ 529,859

LITIGATION

The Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse impact either individually or in the aggregate on consolidated results of operations, financial position or cash flows of the Company


DEPOSITS

At December 31, 2005 and 2004, the Company had deposits of approximately $257,949 and $158,720, respectively for orders of production materials.

NOTE 7 - STOCKHOLDERS' EQUITY

STOCK OPTIONS

In 1997, the Company adopted an incentive stock option plan for employees concerning a maximum of 250,000 shares. The options vest on an annual basis. As of December 31, 2005, the Company had 131,500 incentive options outstanding under this plan, with exercise prices ranging from $2.00 to $2.40 per share.

In September 1997, the Company adopted a Non-Employee Directors' Option Plan. The Board approved a program to grant certain directors the right to purchase common stock of the Company. The options vest on an annual basis. As of December 31, 2005, the Company had 37,500 options outstanding under this plan with exercise prices ranging from $1.32 to $5.00 per share.

The following table presents the activity for options outstanding:



                                     Incentive      Non-qualified    Average
                                     Stock          Stock            Exercise
                                     Options        Options          Price
                                  -------------   -------------    -------------

Outstanding - December 31, 2003        210,900          40,000        $  2.15
         Granted                             -           7,500           1.79
         Forfeited/canceled            (17,500)         (5,000)          2.22
         Exercised                     (88,000)              -           2.00
                                  -------------   -------------    -------------
Outstanding - December 31, 2004        105,400          42,500        $  2.15
         Granted                        50,500           7,500           2.23
         Forfeited/canceled                  -         (12,500)          2.44
         Exercised                     (24,400)              -           2.00
                                  -------------   -------------    -------------
Outstanding - December 31, 2005        131,500          37,500        $  2.18
                                  =============   =============    =============


The following table presents the composition of options outstanding and exercisable:


                                             Options Outstanding                                Options Exercisable
     Range of Exercise Prices             Number           Price*             Life*           Number            Price*
----------------------------------   ---------------- ----------------  ---------------- ----------------  ----------------
$1.32 - $1.79                             22,500      $       1.62             2.00            5,625       $     1.48
$2.00                                     81,000              2.00             1.11           81,000             2.00
$2.01 - $3.00                             58,000              2.32             8.45           56,125             2.32
$3.01 - $5.00                              7,500              4.75             0.42            7,500             4.75
                                     ---------------- ----------------  ---------------- ----------------  ----------------
Total - December 31, 2005                169,000      $       2.18             3.72          150,250       $     2.26
                                     ================ ================  ================ ================  ================


o Price and life reflect the weighted average exercise price and weighted average remaining contractual life, respectively.

NOTE 8 - INCOME PER SHARE

The following table sets forth the computation for basic and diluted earnings per share:



                               For the Years Ended
                                  December 31,
                                                        2005            2004
                                                   -------------   ------------
Numerator for basic income (loss) per share        $     93,992    $   (565,108)
                                                   =============   =============
Numerator for diluted income (loss) per
 common share                                      $     93,992    $   (565,108)
                                                   =============   =============
Denominator for basic earnings per share -
 weighted average shares outstanding                  4,681,116       4,668,615
Effect of dilutive securities - options                  21,704               -
                                                   -------------   -------------
Denominator for diluted income (loss) per share -
 adjusted weighted average shares outstanding         4,702,820       4,668,615
                                                   =============   =============
Diluted income (loss) per common share             $       0.02    $      (0.12)
                                                   =============   =============



Where the inclusion of potential common shares is anti-dilutive, such shares are excluded from the computation.

NOTE 9 - STOCK EXCHANGE AGREEMENT

The Company entered into a Stock Exchange Agreement (the "Agreement") dated as of March 31, 2006 with Partner Success Holdings Limited ("PSHL") under which all of the issued and outstanding shares of PSHL are to be acquired by the Company in consideration for the issuance to the owners of PSHL of common stock representing a 94% ownership interest in the Company, after giving effect to a redemption by the Company of 3,629,350 shares of its outstanding common stock owned individually by its President, Gary H. Schlatter. The redemption is to be in consideration for the transfer to Mr. Schlatter of all of the Company's outstanding common stock of its wholly-owned operating subsidiary, OraLabs, Inc. The 94% ownership interest in the Company is to be determined on a fully-diluted basis that will take into account the issuance of 300,000 shares to the non-employee directors of the Company prior to closing and after receiving shareholder approval, and any options that may be exercised by employees prior to the closing. If the closing of the Agreement occurs, PSHL will become a wholly-owned subsidiary of the Company. The closing of the Agreement is conditioned upon, among other things, customary closing conditions, including the satisfaction of both the Company and PSHL with their due diligence investigations of the other party and the receipt by the Board of Directors of the Company of a fairness opinion. There can be no assurance that closing of the transactions described in the Agreement will occur.

NOTE 10 - MAJOR CUSTOMERS

The Company had two major customers that accounted for net sales of approximately $2,400,000 and $1,600,000, respectively, of which $406,578 was due from these customers and included in accounts receivable at year end. For the year ended December 31, 2004, two customers accounted for net sales of approximately $1,950,000 and $1,400,000, respectively, of which $174,805 was due from those customers and included in accounts receivable at December 31, 2004.

NOTE 11 - EXPORT SALES

During the year ended December 31, 2005 and 2004, the Company had export sales of approximately $1,055,397 and $918,000, or 8% and 7% of product sales, respectively. All of the Company's export business is transacted in U.S. dollars and the Company had no foreign currency translation adjustments.

NOTE 12 - SIGNIFICANT FOURTH QUARTER ADJUSTMENTS

In the fourth quarter for the year ended December 31, 2005, the Company adjusted its reserves related to promotional expenses and returns and allowances as a result of changes in estimates based on management evaluation and historical sales analysis. The adjustment increased income by approximately $273,000.


NOTE 13- 401K PLAN

During 2005, the Company began to offer a 401(k) retirement plan (the "Plan") which covers all employees. Employees are eligible to participate after one year of service. Employees may contribute amounts based on the limits established by the Internal Revenue Service. Employer discretionary payments, as well as certain matching contributions, may be made as determined by the Board of Directors. The discretionary and matching contributions vest immediately. During 2005, the Company contributed approximately $44,979 to the Plan.

                     OraLabs Holding Corp. and Subsidiaries


                                Table of Contents


Part I.   Financial Information

  Item 1.   Financial Statement                                        Page

        Consolidated Balance Sheets as of September 30, 2006
         (Unaudited) and December 31, 2005...........................     2

        Consolidated Statements of Operations, Three Months
         and Nine Months Ended September 30, 2006 and 2005
         (Unaudited).................................................     3

        Consolidated Statement of Stockholders' Equity, Nine Months
         Ended September 30, 2006 (Unaudited)........................     4

        Consolidated Statements of Cash Flows, Nine Months Ended
         September 30, 2006 and 2005 (Unaudited).....................     5

        Notes to Consolidated Financial Statements...................   6-9


  Item 2.   Management's Discussion and Analysis of Financial
             Condition And Results of Operations..................... 10-13

  Item 3.   Controls and Procedures..................................    13


Part II.  Other Information.......................................... 14-15

Signatures...........................................................    16

Exhibit Index........................................................    16

                               ORALABS HOLDING CORP. AND SUBSIDIARIES

                                     Consolidated Balance Sheets


                                                                September 30, 2006   December 31, 2005
                                                               -------------------   -----------------
                                                                    Unaudited
                                     Assets
Current assets
   Cash and cash equivalents                                   $      1,204,142    $      1,834,144
   Accounts receivable-trade, net of allowance for
    doubtful accounts of $68,686 (2006) and $86,639 (2005)            2,434,113           1,795,898
   Inventories                                                        3,398,068           2,555,634
   Prepaid expenses                                                     174,014             173,533
   Deposits and other assets                                            417,907             257,949
                                                               -----------------   -----------------
       Total current assets                                           7,628,244           6,617,158
                                                               -----------------   -----------------
 Non-current assets
   Deferred tax assets, net                                                                 179,000
   Property and equipment, net                                        2,083,242           1,858,754
                                                               -----------------   -----------------
       Total non-current assets                                       2,083,242           2,037,754
                                                               -----------------   -----------------
 Total assets                                                  $      9,711,486    $      8,654,912
                                                               =================   =================
                      Liabilities and Stockholders' Equity

Current liabilities
   Accounts payable - trade                                    $        901,120    $      1,021,153
   Deferred revenue                                                      88,848             630,000
   Accrued liabilities                                                  296,671             121,321
   Reserve for returns                                                   52,810             100,810
   Income tax payable                                                    66,211
   Current portion of long-term debt                                      6,300               6,300
   Deferred tax liability - current                                     248,178             221,724
                                                               -----------------   -----------------
       Total current liabilities                                      1,660,138           2,101,308
                                                               -----------------   -----------------
Non-current liabilities
   Long-term debt, less current portion                                   2,100               6,825
   Deferred tax liability - long-term                                    63,034
                                                               -----------------   -----------------
       Total non-current liabilities                                     65,134               6,825
                                                               -----------------   -----------------

Commitments and contingencies

Stockholders' equity
Preferred stock, $.001 par value, 1,000,000 shares
 authorized; none issued and outstanding
Common stock, $.001 par value; 25,000,000 shares
 authorized, 4,848,265 (2006) and 4,693,015 (2005)
 issued and outstanding                                                   4,848               4,693
Additional paid-in capital                                            2,008,141           1,511,820
Retained earnings                                                     5,973,225           5,030,266
                                                               -----------------   -----------------
Total stockholders' equity                                            7,986,214           6,546,779
                                                               -----------------   -----------------

Total liabilities and stockholders' equity                     $      9,711,486    $      8,654,912
                                                               =================   =================


                 See Notes to Consolidated Financial Statements

                     ORALABS HOLDING CORP. AND SUBSIDIARIES

                      Consolidated Statements of Operations
  Three Months and Nine Months Ended September 30, 2006 and September 30, 2005
                                    Unaudited

---------------------------------------------------------------------------------------------------------
                                              Three Months Ended                   Nine Months Ended
                                          09/30/06          09/30/05          09/30/06          09/30/05
---------------------------------------------------------------------------------------------------------

Product sales, net                       $4,385,608        $2,944,492       $13,304,462        $9,068,516
Cost of sales                             2,826,257         1,920,431         7,940,115         5,898,903
                                         ----------        ----------        ----------        ----------
Gross profit                              1,559,351         1,024,061         5,364,347         3,169,613
                                         ----------        ----------        ----------        ----------
Operating Expenses:
  Engineering                                71,889            40,312           145,653           168,021
  Selling and marketing costs               435,501           406,184         1,299,943         1,062,595
  General and administrative                835,542           792,638         2,453,346         2,195,761
  Other                                      13,404            12,768            43,462            38,675
                                         ----------        ----------        ----------        ----------
Total operating expenses                  1,356,336         1,251,902         3,942,404         3,465,052
                                         ----------        ----------        ----------        ----------
Net operating income (loss)                 203,015          (227,841)        1,421,943          (295,439)
Interest and other income                    40,692            13,113            76,035            53,371
                                         ----------        ----------        ----------        ----------
Income (loss) before provision for
 income taxes                               243,707          (214,728)        1,497,978          (242,068)

Income tax (expense) benefit                (88,635)           68,710          (555,019)           77,459
                                         ----------        ----------        ----------        ----------
Net income (loss)                        $  155,072        $ (146,018)       $  942,959        $ (164,609)
                                         ==========        ==========        ==========        ==========
Basic and diluted income (loss) per
 common share                            $      .03        $     (.03)       $      .20        $     (.04)
                                         ==========        ==========        ==========        ==========
Weighted average shares outstanding
 - basic                                  4,812,866         4,693,015         4,761,415         4,677,195
                                         ==========        ==========        ==========        ==========
Weighted average shares outstanding
 - diluted                                4,832,779         4,693,015         4,800,618         4,677,195
                                         ==========        ==========        ==========        ==========


                 See Notes to Consolidated Financial Statements

                      ORALABS HOLDING CORP AND SUBSIDIARIES

                 Consolidated Statement of Stockholders' Equity
                      Nine Months Ended September 30, 2006
                                    Unaudited

                                                              Additional
                                       Common                  Paid-In       Retained
                                       Shares     Amount       Capital       Earnings       Total
                                   ------------------------------------------------------------------
Balance at December 31, 2005         4,693,015    $4,693      $1,511,820    $5,030,266    $6,546,779

Stock options exercised                155,250       155         327,026                     327,181

Tax benefit on exercise
 of stock options (Note 2)                                       155,320                     155,320

Stock-based compensation expense                                  13,975                      13,975

Net income                                                                     942,959       942,959

                                   ------------------------------------------------------------------
Balance at September 30, 2006        4,848,265    $4,848      $2,008,141    $5,973,225    $7,986,214
                                   ==================================================================


                 See Notes to Consolidated Financial Statements

                     ORALABS HOLDING CORP. AND SUBSIDIARIES

                      Consolidated Statements of Cash Flows
                  Nine Months Ended September 30, 2006 and 2005
                                    Unaudited


                                                                        2006                2005
                                                                        ----                ----

Cash flows from operating activities:

Net income (loss)                                              $        942,959    $       (164,609)
                                                               -----------------   -----------------
Adjustments to reconcile net income (loss) to net cash (used in)
 provided by operating activities:
  Depreciation                                                          409,134             420,049
  Allowance for (recovery of) doubtful accounts                          12,689            (133,438)
  Deferred income taxes                                                 268,488             (31,830)
  Stock-based compensation expense                                       13,975

Changes in assets and liabilities:
  Accounts receivable - trade                                          (650,904)             61,048
  Inventories                                                          (842,434)           (305,263)
  Prepaid expenses, deposits and other assets                          (160,439)            244,608
  Accounts payable - trade                                             (120,033)            (43,477)
  Deferred revenue                                                     (541,152)
  Accrued liabilities                                                   175,350             130,081
  Reserve for returns                                                   (48,000)           (112,439)
  Income taxes payable/receivable                                        66,211             329,648

                                                               -----------------   -----------------
                                                                     (1,417,115)            558,987
                                                               -----------------   -----------------
Net cash (used in) provided by operating activities                    (474,156)            394,378
                                                               -----------------   -----------------
Cash flows from investing activities:

  Investment in property and equipment                                 (633,622)           (569,569)
                                                               -----------------   -----------------
Net cash used in investing activities                                  (633,622)           (569,569)
                                                               -----------------   -----------------
Cash flows from financing activities:

  Payment of long term debt                                              (4,725)             (8,869)
  Stock options exercised                                               327,181              48,800
  Tax benefit on exercise of stock options (Note 2)                     155,320
                                                               -----------------   -----------------
Net cash provided by financing activities                               477,776              39,931
                                                               -----------------   -----------------

Net decrease in cash and cash equivalents                              (630,002)           (135,260)
Cash and cash equivalents, beginning of the period                    1,834,144             866,432
                                                               -----------------   -----------------
Cash and cash equivalents, end of the period                   $      1,204,142    $        731,172
                                                               =================   =================


Cash paid for income taxes                                     $         65,000
                                                               =================


                 See Notes to Consolidated Financial Statements

                     ORALABS HOLDING CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. This report should, therefore, be read in conjunction with the Annual Report on Form 10-KSB for the year ended December 31, 2005 (the "2005 Form 10-KSB") of OraLabs Holding Corp. and Subsidiaries (the "Company").

The information included in this report is unaudited but reflects all adjustments which, in the opinion of management, are necessary to a fair statement of the results of the interim periods covered thereby. All adjustments are of a normal and recurring nature except as described herein.

NOTE 2 - RECENT ACCOUNTING PROUNCEMENTS

In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123R"), which is a revision of SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS 123R supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees" and amends SFAS No. 95, "Statement of Cash Flows". SFAS 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions and requires all share-based payments to employees, including grants of employee stock options, to be recognized as additional compensation expense in the financial statements based on the calculated fair value of the awards. SFAS 123R also requires the benefits of tax deductions in excess of recognized compensation costs to be reported as a financing cash flow. This excess amount was $155,320 for the nine months ended September 30, 2006 and is shown as "Tax benefit on exercise of stock options" in the Statement of Cash Flows. We adopted this statement effective for our fiscal year beginning January 1, 2006. We have described the impact of adopting SFAS 123R in Note 6 to the consolidated financial statements.

In March, 2005, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 107 regarding the Staff's interpretation of SFAS No. 123(R). This interpretation provides the Staff's views regarding interactions between SFAS No. 123(R) and certain SEC rules and regulatons and provides interpretations of the valuation of share-based payments for public companies. The interpretive guidance is intended to assist companies in applying the provisions of SFAS No. 123(R) and investors and users of the financial statements in analyzing the information provided. The Company followed the guidance prescribed in SAB No. 107 in connection with its adoption of SFAS No. 123(R).

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections", which changes the requirements for the accounting and reporting of a change in accounting principle and applies to all voluntary changes in accounting principles. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed. APB No. 20 "Accounting Changes" required that most voluntary changes in accounting principle be recognized by including in net income of the period of the change the cumulative effect of changing to the new accounting principles. This statement requires retrospective application to prior period financial statements of changes in accounting principles, unless it is impracticable to determine either the period-specific effects of the cumulative effect of the change. The provisions of SFAS No. 154 are effective for fiscal years beginning after December 15, 2005. The adoption of SFAS No. 154 by the Company did not have an impact on its consolidated financial statements.

In July 2006, the FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes: an interpretation of FASB Statement No. 109". This interpretation clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes". FIN 48 prescribes a recognition threshold and measurement principles for financial statement disclosure of tax positions taken or expected to be taken on a tax return. This interpretation is effective for fiscal years beginning after December 15, 2006. The Company is currently assessing the impact the adoption of FIN 48 will have on its consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements". This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact the adoption of SFAS No. 157 will have on its consolidated financial statements.

In September 2006, the SEC issued SAB No. 108 in order to eliminate the diversity of practice surrounding how public companies quantify financial statement misstatements. In SAB 108, the SEC staff established an approach that requires quantification of financial statement misstatements based on the effects of the misstatements on each of the company's financial statements and related financial statement disclosures. SAB 108 is effective for fiscal years ending after November 15, 2006. The Company is currently assessing the impact the adoption of SAB No. 108 will have on its consolidated financial statements.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at September 30, 2006:

                    Machinery and equipment                 $ 4,021,495
                    Construction in progress                    504,629
                    Leasehold improvements                      160,025
                                                            ------------
                                                              4,686,149
                    Less accumulated depreciation            (2,602,907)
                                                            ------------
                                                            $ 2,083,242
                                                            ============

NOTE 4 - LINE-OF-CREDIT

The Company has a $2,000,000 line-of-credit agreement with a bank secured by substantially all of the Company's assets. The line of credit expires in September 2008. As of September 30, 2006, the Company had no outstanding balance on this line-of-credit.

NOTE 5 - RESERVE FOR RETURNS AND ALLOWANCES

The reserve for returns and allowances is calculated as a percentage of sales with a consideration of historical returns. The reserve was decreased in 2005 following an evaluation of historical returns as well as an analysis of current outstanding accounts receivable and future return estimates. The rate of returns decreased during 2005 and through the first nine months of 2006.

NOTE 6 - STOCK-BASED COMPENSATION

The Company has two stock option plans, the 1997 Stock Option Plan (the "1997 Plan"), and the 1997 Non-Employee Directors' Option Plan (the "1997 Directors' Plan"), (collectively, the "Plans"). Under the 1997 Plan, grants of incentive stock options are permitted. Incentive stock options may only be granted to employees of the Company, including officers and directors who are also employees. Under the 1997 Directors' Plan, non-qualified options may be issued to directors of the Company. The exercise price of incentive stock options granted under the 1997 Plan must be at least 100% of the fair market value of the Company's stock at the grant date. The exercise price of non-qualified options is at the fair market value of the Company's stock at the grant date. Aggregate common shares of 250,000 are reserved for issuance under the 1997 Plan. Shares forfeited can be reissued under the 1997 Plan. Options issued under the 1997 Plan vest over five years and expire ten years from the date of grant. Options issued under the 1997 Directors' Plan vest over four years and expire five years from the date of grant.

Effective January 1, 2006, the Company adopted SFAS 123R, using the modified prospective method. SFAS 123R requires the recognition of the cost of employee services received in exchange for an award of equity instruments in the financial statements and is measured based on the grant date fair value of the award. SFAS 123R also requires the stock option compensation expense to be recognized over the period during which an employee is required to provide service in exchange for the award (the vesting period). Prior to adopting SFAS 123R, the Company accounted for its stock-based compensation plans under Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees" ("APB 25"). Under APB 25, generally no compensation expense is recorded when the terms of the award are fixed and the exercise price of the employee stock option equals or exceeds the fair value of the underlying stock on the date of grant. The Company adopted the disclosure-only provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123").

For the nine months ended September 30, 2006, the Company calculated compensation expense of $13,975 related to stock options.

For options granted subsequent to the adoption date of SFAS 123R on January 1, 2006, the fair value of each stock option grant is estimated on the date of grant using the Black-Scholes option pricing model. The Company had no stock option grants during the nine months ended September 30, 2006 and granted 50,500 stock options during the nine months ended September 30, 2005. The weighted average fair value of stock options at the date of grant during the nine months ended September 30, 2005 was $1.52 per option.

The expected life of stock options represents the period of time that the stock options granted are expected to be outstanding based on historical exercise trends. The expected volatility is based on the historical price volatility of the Company's common stock. The risk-free interest rate represents the U.S. Treasury bill rate for the expected life of the related stock options. The dividend yield represents the Company's anticipated cash dividend over the expected life of the stock options.

The following are the weighted-average assumptions used for options granted during the nine months ended September 30, 2005:

                    Approximate risk free rate                        3.74%
                    Average expected life                            5 years
                    Dividend yield                                       0%
                    Volatility                                          78%

A summary of stock option activity for the nine months ended September 30, 2006 is presented below:


                                                                          Weighed
                                                            Weighted      Average
                                               Shares       Average      Remaining     Aggregate
                                                Under       Exercise    Contractual    Intrinsic
                                               Option        Price         Life          Value
                                            -----------   -----------   -----------   -----------
      Outstanding at January 1, 2006           169,000    $     2.21
         Exercised                            (155,250)         2.11
         Forfeited                              (6,250)         1.75
         Expired                                (7,500)         4.75
                                            -----------
      Outstanding at September 30, 2006             --
                                            ===========
      Exercisable at September 30, 2006             --
                                            ===========


A summary of the status of the Company's non-vested stock options as of and for the nine months ended September 30, 2006 is presented below:

                                                     Non-vested       Weighted
                                                       Shares         Average
                                                        Under        Grant Date
                                                       Option        Fair Value
                                                    ------------    ------------
               Non-vested at January 1, 2006             18,750          $ 1.67

               Vested                                   (12,500)           1.67

               Forfeited                                 (6,250)           1.67
                                                    ------------

               Non-vested at September 30, 2006            --
                                                    ============


During the quarter ended September 30, 2006, the board of directors authorized the Company to accelerate the vesting of all remaining non-vested stock options. As a result, during the quarter ended September 30, 2006, all remaining compensation cost related to stock options was recognized.

Prior to January 1, 2006, the Company determined the value of stock-based compensation arrangements under the provisions of APB 25 and made pro forma disclosures required under SFAS No. 123. SFAS No. 123 permitted the use of either a fair value based method or the method defined in APB No. 25 which required the disclosure of pro forma net income (loss) and earnings per share that would have resulted from the use of the fair value based method. Had compensation expense for stock option grants been determined based on the fair value at the grant dates consistent with the method prescribed in FASB 123, the Company's net loss and net loss per share would have been adjusted to the pro forma amounts below for the three- month and nine-months ended September 30, 2005, as indicated below:

                                                  Three months ended   Nine months ended
                                                       9/30/05              9/30/05
                                                     ----------          -----------

       Net loss, as reported                         $ (146,018)         $  (164,609)
       Total stock-based employee compensation
        expense determined under fair market value
        method for an award                               --                 (98,931)
                                                     ----------          -----------
       Net loss available to common shareholders-
        pro forma                                    $ (146,018)         $  (263,540)
                                                     ==========          ===========
       Basic and diluted loss per common share-
        as reported                                  $     (.03)         $      (.04)
       Basic and diluted loss per common share-
        pro forma                                    $     (.03)         $      (.06)


NOTE 7 - CUSTOMER CONCENTRATIONS

The Company's revenues are generated from customers located in the United States. The following table summarizes sales to individual customers that comprised more than 10% of the Company's sales for the periods ended September 30.

                                       3 months ended           9 months ended
                                      ---------------           --------------
               Customer              9/30/06    9/30/05       9/30/06    9/30/05
               --------              -------    -------       -------    -------

               A                       29%         6%           16%        12%
               B                        4%        16%            6%        16%
               C                        -          -            10%         -


As of September 30, 2006, two customers comprised approximately 45% and 10%, respectively of the Company's accounts receivable. As of September 30, 2005 one customer comprised approximately 10% of the Company's accounts receivable.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

RELATED PARTY OPERATING LEASES

The Company leases office and manufacturing facilities under an operating lease for property controlled by the Company's President, which expires in September 2009. Rent expense recorded during both the three and nine months ended September 30, 2006 and 2005 was $111,522 and $334,566, respectively, under this related party lease.

OTHER

The Company has one operating lease for a vehicle, which expires in June 2010. Payments under this lease are $723 per month.

LITIGATION

The Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse impact either individually or in the aggregate on consolidated results of operations, financial position or cash flows of the Company.

DEPOSITS

At September 30, 2006 the Company had deposits of $417,907 for orders of production materials.

NOTE 9 - STOCK EXCHANGE AGREEMENT

The Company entered into a Stock Exchange Agreement (the "Agreement") dated as of March 31, 2006, as amended on July 20, 2006, and October 12, 2006 with Partner Success Holdings Limited ("PSHL") under which all of the issued and outstanding shares of PSHL are to be acquired by the Company in consideration for the issuance to the owners of PSHL of common stock representing a 94% ownership interest in the Company, after giving effect to a redemption by the Company of 3,629,350 shares of its outstanding common stock owned individually by its President, Gary H. Schlatter. The redemption is to be in consideration for the transfer to Mr. Schlatter of all of the Company's outstanding common stock of its wholly-owned operating subsidiary, OraLabs, Inc. The 94% ownership interest in the Company is to be determined on a fully-diluted basis that will take into account the issuance of 300,000 shares to the non-employee directors of the Company prior to closing and after receiving shareholder approval, and all options that were available to be exercised by employees prior to the closing (all employee options have been exercised). The Agreement also provides that the domicile of the Company will be changed from Colorado to Delaware and the number of authorized shares of the Company will be increased to 62,000,000. OraLabs, Inc. will pay certain tax liabilities arising out of closing the transactions and will fund all or a part of the payment by purchasing up to 100,000 shares of the Company. If the closing of the Agreement occurs, PSHL will become a wholly-owned subsidiary of the Company. Either party may terminate the Agreement if the closing does not occur by January 15, 2007. The closing of the Agreement is conditioned upon, among other things, customary closing conditions, including the satisfaction of both the Company and PSHL with their due diligence investigations of the other party and the receipt by the Board of Directors of the Company of a fairness opinion. There can be no assurance that closing of the transactions described in the Agreement will occur.

                        PARTNER SUCCESS HOLDINGS LIMITED
                                 AND SUBSIDIARY

                              FINANCIAL STATEMENTS
                             June 30, 2006 and 2005

                        PARTNER SUCCESS HOLDINGS LIMITED
                                TABLE OF CONTENTS
                                  JUNE 30, 2006


                                                                           PAGE
                                                                          NUMBER
                                                                          ------

INDEPENDENT AUDITORS' REPORT.................................................1

FINANCIAL STATEMENTS

     Consolidated Balance Sheets
     June 30, 2006 and 2005..................................................2

     Consolidated Statements of Operations for the Years Ended
     June 30, 2006 and 2005..................................................3

     Consolidated Statements of Changes in Stockholders' Equity
     For the Years Ended June 30, 2006 and 2005..............................4

     Consolidated Statements of Cash Flows for the Years Ended
     June 30, 2006 and 2005..................................................5

     NOTES TO THE FINANCIAL STATEMENTS.......................................7

             Report of Independent Registered Public Accounting Firm
             -------------------------------------------------------



We have audited the accompanying consolidated balance sheets of Partner Success Holdings Limited and Subsidiary (the "Company") as of June 30, 2006 and 2005 and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audits in accordance with standards of the Public Companies Accounting Oversight Board (United States). The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Partner Success Holdings Limited and Subsidiary as of June 30, 2006 and 2005, and the consolidated results of their operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Murrell, Hall, McIntosh & Co. PLLP
--------------------------------------

Oklahoma City, Oklahoma
October 30, 2006

                Partner Success Holdings Limited and Subsidiary

                           Consolidated Balance Sheets
                             June 30, 2006 and 2005
                            (Expressed in US dollars)

                                                                       2006                 2005
                                                                       ----                 ----

                                     Assets

Current assets
   Cash and equivalents                                        $        186,955     $      3,133,326
   Accounts receivable                                               13,399,003            6,194,993
   Other receivables                                                     69,913               44,010
   Inventory                                                          6,283,910            2,060,201
   Deposits                                                              75,575                    -
   Advances to suppliers                                              3,138,759            1,596,388
                                                               -----------------    -----------------

Total current assets                                                 23,154,115           13,028,918
                                                               -----------------    -----------------

Property and equipment
   Property and equipment, net                                        8,664,417            8,882,140
   Construction-in-progress                                          19,188,428            3,578,417
                                                               -----------------    -----------------

                                                                     27,852,845           12,460,557

Due from related party                                                        -            3,249,852
                                                               -----------------    -----------------

Total assets                                                   $     51,006,960     $     28,739,327
                                                               =================    =================

                     Liabilities and Stockholders' Equity

Current liabilities
   Accounts payable                                            $      1,793,116     $      1,002,162
   Other payables                                                         8,350              305,239
   Advances from customers                                            1,859,773              502,497
   Tax payables                                                       2,398,118              164,470
   Amounts due to directors                                          10,913,316           11,118,549
   Current portion of long-term debt                                  8,918,939                    -
   Notes payable                                                     10,281,773            4,511,715
                                                               -----------------    -----------------

Total current liabilities                                            36,173,385           17,604,632
                                                               -----------------    -----------------

Long-term debt, net of current portion shown above                    3,152,415            7,713,219
                                                               -----------------    -----------------

Stockholders' equity:
   Ordinary stock: $1 par value, 50,000 shares authorized,
    issued and outstanding at June 30, 2006 and 2005                     50,000               50,000
   Additional paid-in capital                                           950,000              950,000
   Accumulated other comprehensive income                               745,583                    -
   Retained earnings                                                  9,935,577            2,421,476
                                                               -----------------    -----------------

Total stockholders' equity                                           11,681,160            3,421,476
                                                               -----------------    -----------------

Total liabilities and stockholders' equity                     $     51,006,960     $     28,739,327
                                                               =================    =================



   The accompanying notes are an integral part of these financial statements.

                 Partner Success Holdings Limited and Subsidiary

                      Consolidated Statements of Operations
                   For the Years Ended June 30, 2006 and 2005
                            (Expressed in US dollars)

                                                                       2006                 2005
                                                                       ----                 ----

Revenues
   Sales revenues                                              $     34,881,141     $     53,144,601
   Cost of goods sold                                                24,892,154           45,562,070
                                                               -----------------    -----------------

   Gross profit                                                       9,988,987            7,582,531
                                                               -----------------    -----------------

Operating expenses
   Selling expenses                                                     122,220               86,592
   Administrative expenses                                              505,764              544,171
   Depreciation and amortization expense                                 40,005              142,127
                                                               -----------------    -----------------

   Total operating expenses                                             667,989              772,890
                                                               -----------------    -----------------

Income from operations                                                9,320,998            6,809,641

Other income (expense)
   Other revenues                                                             -               12,077
   Interest and finance costs                                          (271,693)            (455,277)
                                                               -----------------    -----------------

   Total other income (expense)                                        (271,693)            (443,200)
                                                               -----------------    -----------------

Net income before income tax                                          9,049,305            6,366,441
Provision for income tax                                             (1,535,204)                   -
                                                               -----------------    -----------------

Net Income                                                     $      7,514,101     $      6,366,441
                                                               =================    =================


Basic and diluted earnings per share                           $         150.28     $         127.33
                                                               =================    =================
Basic and diluted weighted average shares outstanding                    50,000               50,000
                                                               =================    =================

The Components of comprehensive income:
   Net income                                                  $      7,514,101     $      6,366,441
   Foreign currency translation adjustment                              745,583                    -
                                                               -----------------    -----------------

Comprehensive income                                           $      8,259,684     $      6,366,441
                                                               =================    =================



   The accompanying notes are an integral part of these financial statements.

                 Partner Success Holdings Limited and Subsidiary

           Consolidated Statements of Changes in Stockholders' Equity
                   For the Years Ended June 30, 2006 and 2005
                            (Expressed in US dollars)





                                                                           Accumulated
                                   Ordinary Shares        Additional          Other                               Total
                                -----------------------    Paid-in        Comprehensive        Retained       Stockholders'
                                  Share       Amount       Capital           Income            Earnings          Equity
                                ----------  -----------  ------------- -------------------- --------------- ------------------

Balance at June 30, 2004           50,000   $   50,000   $    950,000  $                 -  $     (105,358) $         894,642

Dividend declared                       -            -              -                    -      (3,839,607)        (3,839,607)
Net income for the year                 -            -              -                    -       6,366,441          6,366,441
                                ----------  -----------  ------------- -------------------- --------------- ------------------

Balance at June 30, 2005           50,000       50,000        950,000                    -       2,421,476          3,421,476

Foreign currency translation
 adjustment                             -            -              -              745,583                            745,583
Net income for the year                 -            -              -                    -       7,514,101          7,514,101
                                ----------  -----------  ------------- -------------------- --------------- ------------------

Balance at June 30, 2006           50,000   $   50,000   $    950,000  $           745,583  $    9,935,577  $      11,681,160
                                ==========  ===========  ============= ==================== =============== ==================



   The accompanying notes are an integral part of these financial statements.

                 Partner Success Holdings Limited and Subsidiary

                      Consolidated Statements of Cash Flows
                   For the Years Ended June 30 , 2006 and 2005
                            (Expressed in US dollars)

                                                                       2006                 2005
                                                                       ----                 ----

Cash flows from operating activities
   Net Income                                                  $      7,514,101     $      6,366,441
   Adjustments to reconcile net income to net cash provided by
   (used in) operating activities
     Depreciation                                                       823,862              507,710
   Net changes in assets and liabilities:
     Accounts receivable, net                                        (7,229,913)          (5,808,987)
     Inventories                                                     (4,223,709)               5,931
     Advances to suppliers                                           (1,542,371)            (185,323)
     Deposits                                                           (75,575)                   -
     Accounts payable and accrued expenses                              494,065              655,076
     Advances from customers                                          1,357,276           (2,000,883)
     Amount due to directors                                           (205,233)             201,896
     Taxes payable                                                    2,233,648              312,300
                                                               -----------------    -----------------

Net cash provided by (used in) operating activities                    (853,849)              54,161
                                                               -----------------    -----------------

Cash flows from investing activities
   Construction-in-progress                                         (15,610,011)          (2,440,092)
   Purchases of fixed assets                                           (606,241)          (2,392,909)
   Due from related party                                             3,249,552             (521,937)
                                                               -----------------    -----------------

Net cash (used in) investing activities                             (12,966,700)          (5,354,938)
                                                               -----------------    -----------------

Cash flows from financing activities
   Long-term loan proceeds                                            4,098,139           10,212,162
   Long-term loan repayments                                                  -           (2,498,944)
   Notes payable proceeds                                             9,862,672            4,106,282
   Notes payable repayments                                          (3,832,216)          (3,623,187)
                                                               -----------------    -----------------

Net cash provided by financing activities                            10,128,595            8,196,313
                                                               -----------------    -----------------

Effect of exchange rate                                                 745,583                    -
                                                               -----------------    -----------------

Net increase (decrease) in cash                                      (2,946,371)           2,895,536

Cash and cash equivalents, beginning of year                          3,133,326              237,790
                                                               -----------------    -----------------

Cash and cash equivalents, end of year                         $        186,955     $      3,133,326
                                                               =================    =================



   The accompanying notes are an integral part of these financial statements.

                 Partner Success Holdings Limited and Subsidiary

                Consolidated Statements of Cash Flows (Continued)
                   For the Years Ended June 30 , 2006 and 2005
                            (Expressed in US dollars)




                                                                       2006                 2005
                                                                       ----                 ----

Supplemental disclosure of cash flow information

   Interest paid, including capitalized interest               $        834,986     $       395,134
                                                               =================    ================
   Taxes paid                                                  $              -     $             -
                                                               =================    ================

Noncash transactions

   Payment of dividend included in amount due to
    related party                                              $              -     $     3,839,607
                                                               =================    ================
   Director's compensation included in amount due to
    related party                                              $        100,000     $       200,000
                                                               =================    ================
   Acquisition of property and equipment from
    related party                                              $              -     $     2,665,315
                                                               =================    ================



   The accompanying notes are an integral part of these financial statements.

                 Partner Success Holdings Limited and Subsidiary

                   Notes to Consolidated Financial Statements
                            (Expressed in US dollars)



1.  Description of Business

    Nature of Organization - Partner Success Holdings Limited ("Partner Success") was registered on April 30, 2002 in the Territory of the British Virgin Islands and was classified as an International Business Company. It had registered capital of $50,000 as of June 30, 2006 and 2005. It has one wholly-owned subsidiary, Shanghai Chengtong Precision Strip Company Limited ("Chengtong Precision") which it acquired in a series of transactions. This acquisition was recorded using purchase accounting and resulted in an increase of $1,086,262 in the carrying amount of property and equipment for financial reposting purposes.

    Chengtong Precision was registered on July 2, 2002 in Shanghai, in the People's Republic of China ("PRC") with a registered capital of $3,220,000 and a defined period of existence of 50 years from July 2, 2002 to July 1, 2052. The Company was classified as a Sino-foreign joint venture enterprise with limited liabilities. On August 22, 2005, the authorized registered capital was increased to $15,220,000 of which $6,900,000 had been funded/contributed as of June 30, 2006.

    Pursuant to the document issued by the District Council to Xuhang Town Council on June 28, 2004, the equity transfers from China Chengtong Metal Group Limited and Eastreal Holdings Company Limited to Partner Success was approved and the transformation of Chengtong Precision from a Sino-foreign joint investment enterprise to a wholly-owned foreign enterprise (WOFE) was granted.

    Partner  Success  and  Chengtong  Precision  are  hereinafter   collectively
    referred to as the "Company".

    Description of Business - Partner Success' principal activities are investment holdings and its Subsidiary is engaged in manufacture and sales of cold-rolled and hot-rolled precision steel products and plates for down stream applications in the automobile industry (components and spare parts), kitchen tools and functional parts of electrical appliances. Raw materials, hot-rolled de-scaled (pickled) steel coils, will go through certain cold reduction processing procedures to give steel rolls and plates in different cuts and thickness for deliveries in accordance with customers' specifications.

2.  Basis of Preparation of Financial Statements

    The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. The financial statements are prepared under the historical cost convention. This basis of accounting differs from that used in the preparation of the Company's statutory financial statements, which are prepared on a cash basis, and are prepared in accordance with generally accepted accounting principles and the relevant financial regulations applicable to enterprises in the PRC.

    Audited financial statements for the year ended June 30, 2006 and 2005, prepared under generally accepted accounting principles in the United States of America, are prepared for overseas consolidation purpose.

3.  Summary of Significant Accounting Policies

    The following is a summary of significant accounting policies:

    Cash  and  Equivalents  - The  Company  considers  all  highly  liquid  debt instruments purchased with maturity period of three months or less to be cash equivalents. The carrying amounts reported in the accompanying consolidated balance sheet for cash and cash equivalents approximate their fair value.

                 Partner Success Holdings Limited and Subsidiary

                   Notes to Consolidated Financial Statements
                            (Expressed in US dollars)

3.  Summary of Significant Accounting Policies (Continued)

    Accounts Receivable - The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. It is reasonably possible that the Company's estimate of the allowance will change. At June 30, 2006 and 2005, the Company had an allowance for doubtful accounts totalling $526,043 and $0, respectively.

    Inventory - Inventory is stated at the lower of cost or market. Cost is determined using the weighted average method. Market value represents the estimated selling price in the ordinary course of business less the estimated costs necessary to complete the sale.

    The cost of inventories comprises all costs of purchases, costs of conversion and other costs incurred in bringing the inventories to their present location and condition. The costs of conversion of inventories include fixed and variable production overheads, taking into account the stage of completion.

    Property, Plant and Equipment - Property, plant and equipment are stated at cost less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its present working condition and location for its intended use.

    Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets for financial reporting purposes. The estimated useful lives for significant property and equipment are as follows:

         Buildings                          25 years
         Office equipment                    5 years
         Motor vehicles                      5 years
         Machinery                          10 years

    Repairs and maintenance costs are normally charged to the statement of operations in the year in which they are incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the asset, the expenditure is capitalized as an additional cost of the asset.

    Property, plant and equipment are evaluated annually for any impairment in value. Where the recoverable amount of any property and equipment is determined to have declined below its carrying amount, the carrying amount is reduced to reflect the decline in value. There were no property and equipment impairments recognized during the year ended June 30, 2006 and 2005.

    Capitalized Interest - The Company capitalizes interest cost on borrowings incurred during the new construction or upgrade of qualified assets. Capitalized interest is added to the cost of the underlying assets and is amortized over the useful lives of the assets. During the fiscal years ended June 30, 2006 and 2005, the Company capitalized $749,914 and $ 0 of interest to construction in progress.

    Construction-in-Progress - Properties currently under development are accounted for as construction-in-progress. Construction-in-progress is recorded at acquisition cost, including land rights cost, development expenditure, professional fees and the interest expenses capitalized during the course of construction for the purpose of financing the project. Upon completion and readiness for use of the project, the cost of construction-in-progress is to be transferred to properties held for sale.

                 Partner Success Holdings Limited and Subsidiary

                   Notes to Consolidated Financial Statements
                            (Expressed in US dollars)

3.  Summary of Significant Accounting Policies (Continued)

    Construction-in-progress is valued at the lower of cost or market. Management evaluates the market value of its properties on a quarterly basis by comparing selling prices of its properties with those of other equivalent properties in the vicinity offered by other developers reduced by anticipated selling costs and associated taxes. In the case of construction in progress, management takes into consideration the estimated cost to complete the project when making the lower of cost or market calculation.

    Contingent Liabilities and Contingent Assets - A contingent liability is a possible obligation that arises from past events and whose existence will only be confirmed by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the Company. It can also be a present obligation arising from past events that is not recognized because it is not probable that outflow of economic resources will be required or the amount of obligation cannot be measured reliably.

    A contingent liability is not recognized but is disclosed in the notes to the financial statements. When a change in the probability of an outflow occurs so that outflow is probable, they will then be recognized as a provision.

    A contingent asset is a possible asset that arises from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain events not wholly within the control of the Company.

    Contingent assets are not recognized but are disclosed in the notes to the financial statements when an inflow of economic benefits is probable. When inflow is virtually certain, an asset is recognized.

    Advances from customers - Revenue from the sale of goods or services is recognized at the time that goods are delivered or services are rendered. Receipts in advance for goods to be delivered or services to be rendered in the subsequent year are carried forward as deferred revenue.

    Revenue Recognition - Revenue from the sale of goods and services is recognized on the transfer of risks and rewards of ownership, which generally coincides with the time when the goods are delivered to customers and the title has passed and services have been rendered and invoiced. Other income is recognized when it is earned.

    Foreign Currencies - The Company's principal country of operations is in The People's Republic of China. The financial position and results of operations of the Company are determined using the local currency ("Renminbi" or "Yuan") as the functional currency. The results of operations denominated in foreign currency are translated at the average rate of exchange during the reporting period. Assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the market rate of exchange ruling at that date. The registered equity capital denominated in the functional currency is translated at the historical rate of exchange at the time of capital contribution. All translation adjustments resulting from the translation of the financial statements into the reporting currency ("US Dollars") are dealt with as an exchange fluctuation reserve in shareholders' equity.

    Taxation - Taxation on overseas profits has been calculated on the estimated assessable profits for the year at the rates of taxation prevailing in the country in which the Company operates.

    Provision for the People's Republic of China enterprise income tax is calculated at the prevailing rate based on the estimated assessable profits less available tax relief for losses brought forward.

                 Partner Success Holdings Limited and Subsidiary

                   Notes to Consolidated Financial Statements
                            (Expressed in US dollars)

3.  Summary of Significant Accounting Policies (Continued)

    Enterprise income tax

    Under the Provisional Regulations of the People's Republic of China Concerning Income Tax on Enterprises promulgated by the State Council and which came into effect on January 1, 1994, income tax is payable by enterprises at a rate of 33% of their taxable income. Preferential tax treatment may, however, be granted pursuant to any law or regulations from time to time promulgated by the State Council. Specialty steel company's enterprise income tax rate is 27%.

    Enterprise income tax ("EIT") is provided on the basis of the statutory profit for financial reporting purposes, adjusted for income and expense items, which are not assessable or deductible for income tax purposes.

    Value added tax

    The Provisional Regulations of the People's Republic of China Concerning Value Added Tax promulgated by the State Council came into effect on January 1, 1994. Under these regulations and the Implementing Rules of the Provisional Regulations of the PRC Concerning Value Added Tax, value added tax is imposed on goods sold in or imported into the PRC and on processing, repair and replacement services provided within the PRC.

    Value added tax payable in the People's Republic of China is charged on an aggregated basis at a rate of 13% or 17% (depending on the type of goods involved) on the full price collected for the goods sold or, in the case of taxable services provided, at a rate of 17% on the charges for the taxable services provided, but excluding, in respect of both goods and services, any amount paid in respect of value added tax included in the price or charges, and less any deductible value added tax already paid by the taxpayer on purchases of goods and services in the same financial year.

    Retirement Benefit Costs - According to The People's Republic of China regulations on pension, the Company contributes to a defined contribution retirement scheme organized by municipal government in the province in which the Company was registered and all qualified employees are eligible to participate in the scheme. Contributions to the scheme are calculated at 23.5% of the employees' salaries above a fixed threshold amount and the employees contribute 2% to 8% while the Company contributes the balance contribution of 21.5%% to 15.5%. The Company has no other material obligation for the payment of retirement benefits beyond the annual contributions under this scheme.

    For the year ended June 30, 2006 and 2005, the Company's pension cost charged to the statements of operations under the scheme amounted to $76,480 and $54,285, respectively. As of June 30, 2006 and 2005, the Company's pension contributions of $76,480 and $54,285, respectively, have been paid to the State Pension Fund.

    Fair  Value of  Financial  Instruments  - The  carrying  amounts  of certain financial instruments, including cash, accounts receivable, other receivables, accounts payable, accrued expenses, and other payables approximate their fair values as of June 30, 2006 and 2005 because of the relatively short-term maturity of these instruments.

    Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles require management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                 Partner Success Holdings Limited and Subsidiary

                   Notes to Consolidated Financial Statements
                            (Expressed in US dollars)

3.  Summary of Significant Accounting Policies (Continued)

    Recent Accounting Pronouncements - In November 2004, the FASB issued SFAS No. 151, Inventory Costs - an amendment of ARB No. 43, Chapter 4. SFAS No. 151 requires that certain abnormal costs associated with the manufacturing, freight, and handling costs associated with inventory be charged to current operations in the period in which they are incurred. The adoption of SFAS 151 had no impact on the Company's financial position, results of operations, or cash flows.

    In December 2004, the FASB issued a revision of SFAS No. 123, Share-Based Payment. The statement establishes standards for the accounting for transactions in which an entity exchanges its equity investments for goods and services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. The statement does not change the accounting guidance for share-based payments with parties other than employees.

    The statement requires a public entity to measure the cost of employee service received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exception). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award (usually the vesting period). A public entity will initially measure the cost of employee services received in exchange for an award of liability instrument based on its current fair value; the fair value of that award will be re-measured subsequently at each reporting date through the settlement date. Changes in fair value during the requisite service period will be recognized as compensation over that period.

    The grant-date for fair value of employee share options and similar instruments will be estimated using option-pricing models adjusted for the unique characteristics of these instruments. The statement is effective for the quarter beginning January 1, 2006.

    In December 2004, the FASB issued SFAS No. 153, Exchanges of Non-monetary Assets-amendment of APB Opinion No. 29. Statement 153 eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchanged transactions that do not have a commercial substance, defined as transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This statement is effective for exchanges of non-monetary assets occurring after June 15, 2005.

    In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3. Statement 154 requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

    SFAS No. 152 "Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67", SFAS No. 155 "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and No. 140", SFAS No. 156 "Accounting for Servicing of Financial Assets
    - an amendment of FASB Statement No. 140", SFAS No. 157 "Fair Value Measurement", and SFAS 158 "Employer's Accounting for Defined Benefit and Other Postretirement Plans" were recently issued. SFAS No. 152, 155, 156, and 158 have no current applicability to the Company and have no significant effect on the consolidated financial statements.

    Management is currently assessing the effect, if any that the adoption of SFAS 157 "Fair Value Measurement" will have on the reporting of future operations.

                 Partner Success Holdings Limited and Subsidiary

                   Notes to Consolidated Financial Statements
                            (Expressed in US dollars)

4.  Concentrations of Business and Credit Risk

    Substantially all of the Company's bank accounts are in banks located in the PRC and are not covered by any type of protection similar to that provided by the FDIC on funds held in U.S. banks.

    The Company provides credit in the normal course of business. The Company performs ongoing credit evaluations of its customers and clients and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers and clients, historical trends, and other information. Accounts receivable totaled $12,872,960 and $6,194,993, net of allowance for doubtful accounts of $526,043 and $0, as of June 30, 2006 and 2005, respectively.

    The Company's list of customers whose purchases exceeded 10% of total sales during the year ended June 30, 2006 and 2005 were as follows:

                      Customers                         2006       % to sales       2005       % to sales
    Jiangsu Kaiteer Industrial Stove Co. Ltd           5,212,171           15            -*            -*
    Shanghai Ruixuefeng Metals Co. Ltd                 4,634,521           13            -*            -*
    Shanghai Yiyi Industrial Co. Ltd                   4,305,918           12            -*            -*
    BaoSteel Trading Co. Ltd                                  -*           -*     6,048,153            11

    Payments of dividends may be subject to some restrictions; therefore in accordance with Rule 504/4.08 (e) (3) of Regulation S-X, the following are condensed parent company only financial statements for the two years ended June 30, 2006.

                 Partner Success Holdings Limited and Subsidiary

                   Notes to Consolidated Financial Statements
                            (Expressed in US dollars)

4.  Concentrations of Business and Credit Risk (Continued)

                         PARTNER SUCCESS HOLDING LIMITED
                  CONDENSED PARENT COMPANY ONLY BALANCE SHEETS
                             JUNE 30, 2006 AND 2005

                                                                                   2006            2005
                                                                                   ----            ----

    Investment in subsidiary, reported on equity method                         $17,246,696     $ 7,292,639
    Advances to subsidiary                                                        5,334,845       7,166,978
                                                                                ------------    ------------

    Total assets                                                                $22,581,541     $14,459,617
                                                                                ============    ============


    Current liabilities:
        Advances from directors                                                 $10,900,381     $11,106,035
                                                                                ------------    -----------

             Total current liabilities                                           10,900,381      11,106,035
                                                                                ------------    ------------

    Stockholders' equity:
        Ordinary stock, $1 par value; 50,000 shares authorized;
             issued and outstanding at June 30, 2006 and 2005                        50,000          50,000
        Additional paid-in capital                                                  950,000         950,000
        Retained earnings                                                        10,681,160       2,353,582
                                                                                ------------    ------------

    Total stockholders' equity                                                   11,681,160       3,353,582
                                                                                ------------    ------------

    Total liabilities and stockholders' equity                                  $22,581,541     $14,459,617
                                                                                ============    ============

                 Partner Success Holdings Limited and Subsidiary

                   Notes to Consolidated Financial Statements
                            (Expressed in US dollars)

4.  Concentrations of Business and Credit Risk (Continued)

                        PARTNER SUCCESS HOLDINGS LIMITED
                 CONDENSED PARENT COMPANY ONLY INCOME STATEMENTS
                   FOR THE YEARS ENDED JUNE 30, 2006 AND 2005

                                                                                   2006            2005
                                                                                   ----            ----

    SALES                                                                       $        --     $        --
                                                                                ------------    ------------

    OPERATING AND ADMINISTRATIVE
    EXPENSES:
        General and administrative expenses                                         160,827         201,896
                                                                                ------------    ------------

        Income from operations                                                     (160,827)       (201,896)
                                                                                ------------    ------------

    OTHER INCOME (EXPENSE):
        Equity in earnings of unconsolidated subsidiary                           7,674,928       6,568,337
                                                                                ------------    ------------

    INCOME BEFORE INCOME TAXES                                                    7,514,101       6,366,441

    (PROVISION FOR) BENEFIT FROM
        INCOME TAXES                                                                     --              --
                                                                                ------------    ------------

    NET INCOME                                                                  $ 7,514,101     $ 6,366,441
                                                                                ============    ============

                 Partner Success Holdings Limited and Subsidiary

                   Notes to Consolidated Financial Statements
                            (Expressed in US dollars)

4.  Concentrations of Business and Credit Risk (Continued)

                        PARTNER SUCCESS HOLDINGS LIMITED
             CONDENSED PARENT COMPANY ONLY STATEMENTS OF CASH FLOWS
                   FOR THE YEARS ENDED JUNE 30, 2006 AND 2005

                                                                                   2006            2005
                                                                                   ----            ----

    CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                                  $ 7,514,101     $ 6,366,441
    Adjustments to reconcile net income to operating activities -
        Less:  Equity in earnings of unconsolidated subsidiary                   (7,674,928)     (6,568,337)
                                                                                ------------    ------------

    Net cash (used in) operating activities                                        (160,827)       (201,896)
                                                                                ------------    ------------

    CASH FLOWS FROM INVESTING ACTIVITIES:
        Investment in subsidiary                                                 (1,465,652)       (114,187)
                                                                                ------------    ------------
    Net cash (used in) investing activities                                      (1,465,652)       (114,187)
                                                                                ------------    ------------

    CASH FLOWS FROM FINANCING ACTIVITIES:
        Advances from director                                                     (205,654)      6,706,818
        Advances to subsidiary                                                    1,832,133      (6,390,735)
                                                                                ------------    ------------
    Net cash provided by financing activities                                     1,626,479         316,083
                                                                                ------------    ------------

    Effect of exchange rate change on cash and cash equivalents                          --              --
                                                                                ------------    ------------

    NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS                                      --              --

    CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                       --              --
                                                                                ------------    ------------

    CASH AND CASH EQUIVALENTS, END OF PERIOD                                    $        --     $        --
                                                                                ============    ============

    SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
        Interest paid, net of capitalized amounts                                 $      --       $      --
        Income taxes paid                                                         $      --       $      --

                       Partner Success Holdings Limited
          Notes to Condensed Parent Company Only Financial Statements

    Note 1 - These condensed parent company only financial statements should be read in connection with the Company's consolidated financial statements and notes thereto.

                 Partner Success Holdings Limited and Subsidiary

                   Notes to Consolidated Financial Statements
                            (Expressed in US dollars)

5.  Inventory

    As of June 30, 2006 and 2005, inventory consisted of the following:

                                                            2006           2005
                                                            ----           ----
    Raw materials                                   $  3,688,773   $  1,222,189
    Work in progress                                     573,465        452,285
    Finished goods                                     2,021,672        385,727
                                                    -------------  -------------

                                                    $  6,283,910   $  2,060,201
                                                    =============  =============

6.  Property, Plant and Equipment

    Property, plant and equipment, stated at cost less accumulated depreciation, consisted of the following:

                                                            2006           2005
                                                            ----           ----
    Plant and machinery                             $  7,526,395   $  7,129,017
    Buildings                                          2,755,157      2,665,315
    Motor vehicles                                       239,219        107,007
    Office equipment                                      51,281         37,021
                                                    -------------  -------------

                                                      10,572,052      9,938,360
    Less: Accumulated depreciation                    (1,907,635)    (1,056,220)
                                                    -------------  -------------

                                                    $  8,664,417   $  8,882,140
                                                    =============  =============

    As of June 30, 2006 and 2005, plant and machinery at a net book value of $5,781,416 (Rmb.46,309,142) and land and buildings at a value of $2,697,154
    (Rmb.21,604,204) have been pledged as securities to short-term borrowings of $8,000,000 (Rmb.64,080,000) and $9,700,000 (Rmb.77,697,000) and a long-term bank loan of $8,400,000 (Rmb.67,284,000).

    Depreciation expense related to manufacturing is included as a component of cost of goods sold. During the fiscal years ended June 30, 2006 and 2005, depreciation totaling $783,677 and $365,583, respectively, was included as a component of cost of goods sold.

                 Partner Success Holdings Limited and Subsidiary

                   Notes to Consolidated Financial Statements
                            (Expressed in US dollars)

7.  Construction-In-Progress

    As of June 30, 2006 and 2005, construction-in-progress consisted of the following:

                                                            2006           2005
                                                            ----           ----

    Additional works on existing factory and
     warehouse                                      $          -   $     12,509
    Construction costs of plant and machinery         12,495,417      3,565,908
    Construction on factory building (Phase 2)         6,693,011              -
                                                    -------------  -------------
                                                    $ 19,188,428   $  3,578,417
                                                    =============  =============

    Construction-in-progress represents construction and installations of the new plant and machinery and administration and factory buildings. Included in construction in progress is $749,914 as of June 30, 2006.

8.  Advances from Customers

    Advances from customers represent advance cash receipts from new customers and for which goods have not been delivered as of the balance sheet dates. Advances from customers for goods to be delivered or services to be rendered in the subsequent year are carried forward as deferred revenue. As of June 30, 2006 and 2005, there were advances from customers of $1,859,773 and $502,497, respectively.

9.  Amount Due from a Related Company

    The amount due from a related company as of June 30, 2006 and 2005 is as follows:

                                                              Balance            Security
                                                              -------            --------
    Name                                                    2006           2005    Held
                                                            ----           ----    ----

    Shanghai Tuorong Precision Strip Co., Ltd       $          -   $  3,249,552    none
                                                    =============  =============

    Amount due from a related party is unsecured, non-interest bearing and has no fixed repayment terms. Shanghai Tuorong Precision Strip Co., Ltd owns the land use rights on which the current facilities are located. The application to transfer the land use rights to Chengtong Precision is still in progress. The procedures for the transfer involve numerous procedures with several authorities and no estimation to the completion date of transfer can be given with any degree of certainty. Common directors and equity holders have committed to make Tuorong Precision a subsidiary once all approvals from the local Authority is given.

10. Transactions with Related Parties

    Amounts due to directors as of June 30, 2006 and 2005 are as follows:


                                                                Balance at
                                                                ----------
    Name                                                    2006           2005
                                                            ----           ----
    Li Wo Hing                                      $ 10,900,381   $ 11,106,036
    Chen Hai Sheng                                        12,935         12,513
                                                    -------------  -------------

                                                    $ 10,913,316   $ 11,118,549
                                                    =============  =============

    Amounts due are unsecured, non-interest bearing and have no fixed repayment terms.

                 Partner Success Holdings Limited and Subsidiary

                   Notes to Consolidated Financial Statements
                            (Expressed in US dollars)

11. Short-Term Loans

    Short-term loans consisted of the following as of June 30, 2006 and 2005:

                                                                                          2006              2005
                                                                                          ----              ----
    Bank loan dated  December  14, 2004,  rolled over October 21, 2005,  due in one
    year with a interest rate of 5.58%, guaranteed by a related company              $   1,248,439     $   1,207,729
    Bank loan dated  December 14, 2004,  rolled over November 11, 2005,  due in one
    year with a interest rate of 5.58%, guaranteed by a related company                  1,248,439         1,207,729
    Bank loan dated  December 14, 2004,  rolled over December 12, 2005,  due in one
    year with a interest rate of 5.58%, guaranteed by a related company                          -         1,207,729
    Bank loan dated March 11, 2004,  rolled over December 12, 2005, due in one year
    with a interest rate of 5.58%, guaranteed by a related company                               -           483,093
    Bank loan dated  December  12,  2005,  due in one year with a interest  rate of
    5.58%, guaranteed by a related company                                               1,747,815                 -
    Bank loan dated May 19,  2006,  due in one year with a interest  rate of 5.85%,
    guaranteed by a related company                                                      1,498,129                 -
    Bank loan dated  September  22,  2005,  due  December  31, 2006 with a interest rate of 15% over the  standard  market rate set by the  People's  Bank of China
    for Renmindi loans, secured by land, buildings and machinery                         4,119,850                 -
    Loan from a director,  dated January 2003,  interest free with no fixed payment
    terms, unsecured.                                                                      419,101           405,435
                                                                                     --------------    --------------
                                                                                     $  10,281,773     $   4,511,715
                                                                                     ==============    ==============

12. Long-Term Debts - Secured

    Long-term debt consisted of the following as of June 30, 2006 and 2005:

                                                                                          2006              2005
                                                                                          ----              ----

    Bank loan dated October 14, 2004, due July 31, 2006, at an interest rate of
    3% over the 10% of the standard market rate set by the People's Bank of
    China for Renminbi loans, secured by land, buildings and machinery               $   7,973,215     $   7,713,218

    Bank loan dated September 22, 2005, payable over 4 years ending August 31,
    2009, at an interest rate of 15% the standard market rate set by the
    People's Bank of China for Renminbi loans, secured by land, buildings and
    machinery                                                                            4,098,139                 -
                                                                                     --------------    --------------
    Total long-term debt                                                                12,071,354         7,713,218
    Less: Current portion of long-term debts                                             8,918,939                 -
                                                                                     --------------    --------------

    Long-term debts                                                                  $   3,152,415     $   7,713,219
                                                                                     ==============    ==============

                 Partner Success Holdings Limited and Subsidiary

                   Notes to Consolidated Financial Statements
                            (Expressed in US dollars)

12. Long-Term Debts - Secured (Continued)

    Maturities on long-term debt for each of the next five years and thereafter are as follows:

               2007                                           $ 8,918,939
               2008                                             1,260,964
               2009                                             1,260,964
               2010                                               630,487
               2011                                                    --
                                                              ------------

                                                              $12,071,354

13. Income Tax

    For EIT reporting purposes, the Company reports income and expenses on a cash basis and is required to compute a 10% salvage value when computing depreciation expense. For financial reporting purposes, the Company reports income and expenses on the accrual basis and does not take into account a 10% salvage value when computing deprecation expense.

    No accrual for deferred taxes was required for the fiscal year ended June 30, 2005 as all material timing differences would reverse within one year with the exception of depreciation which resulted in a small deferred tax asset which was deemed to be immaterial by the Company and was not recorded at that time.

    As of June 30, 2006, the Company had utilized all of its 100% tax holiday, therefore any timing differences reversing within the next three years would be tax at 50% of the statutory rate of 27%. Therefore, it was necessary for the Company to record a deferred income tax liability and offsetting deferred income tax expense of $1,535,204 as of June 30, 2006.

    A reconciliation of the provision for income taxes with amounts determined by applying the statutory U.S. federal income tax rate to income before income taxes is as follows:

                                                                          Year Ended June 30,
                                                                          -------------------
                                                                         2006             2005
                                                                         ----             ----

         Computed tax at the federal statutory rate of 34%           $3,133,000       $2,244,000
            Less adjustment to EIT statutory rate of 27%               (645,000)        (462,000)
            Benefit from tax holiday                                   (952,796)      (1,782,000)
                                                                     -----------      -----------

         Income tax expense per books                                $1,535,204       $        -
                                                                     ===========      ===========

    The tax holiday resulted in tax savings as follows:

                                             Year Ended June 30,
                                             -------------------
                                            2006             2005
                                            ----             ----

         Approximate tax savings         $952,796       $1,782,000

         Benefit per share:
            Basic                          $19.06           $35.64
            Diluted                        $19.06           $35.64

                 Partner Success Holdings Limited and Subsidiary

                   Notes to Consolidated Financial Statements
                            (Expressed in US dollars)

13. Income Tax (Continued)

    As explained above, there were not significant deferred tax assets or liabilities as of June 30, 2005. Significant components of the Company's deferred tax assets and liabilities as of June 30, 2006 are as follows:

     Deferred tax assets:
        Book depreciation in excess of tax depreciation           $    25,753

     Deferred tax liability:
        Timing differences resulting form cash basis reporting
         for tax purposes                                          (1,560,957)
                                                                  ------------

     Net deferred income tax (liability)                          $(1,535,204)
                                                                  ============

14. Commitments

    As of June 30, 2006 and 2005,  the Company had  $6,154,276  and  $1,470,212,
    respectively, in commitments for capital expenditures for contractual commitments of the construction projects.

15. Subsequent Events

    Pursuant to the Bank Loan Agreement (the "Agreement) dated July 27, 2006 between Raiffeisen Zentralbank Osterreich AG, Beijing Branch (Raiffeisen Zentralbank) and Chengtong Precision, Raiffeisen Zentralbank agreed to extend a maximum secured loan amount of $7,800,000 (Rmb.62,478,000) without limit to the number of draw downs made.

    The loan is repayable (loan period of 1 year commencing on July 27, 2006) on July 31, 2007 at an interest rate of 3% on the 10% of the standard market rate as set by the People's Bank of China for Renminbi loans.

                              ORALABS HOLDING CORP.
              Pro Forma Condensed Consolidated Financial Statements
                                   (Unaudited)

On March 31, 2006, OraLabs Holding Corp. ("OraLabs" or the "Company") entered into a Stock Exchange Agreement (the "Agreement") under which all of the issued and outstanding shares of Partner Success Holdings Limited ("PSHL") will be acquired by OraLabs in consideration for the issuance to the owners of PSHL of common stock representing a 94 percent ownership interest in the Company, after giving effect to a redemption by the Company of 3,629,350 shares of its outstanding common stock owned individually by its President, Gary H. Schlatter. The redemption will be in consideration for the transfer to Mr. Schlatter of all of the Company's outstanding common stock of OraLabs, Inc., the Company's wholly-owned operating subsidiary. The 94% ownership interest in OraLabs will be determined on a fully diluted basis that will take into account the issuance of 300,000 shares to the non-employee directors of OraLabs prior to Closing upon receiving shareholder approval, and any options that may be exercised by employees prior to Closing. In addition, the Company anticipates selling up to an additional 100,000 shares of restricted common stock to OraLabs, Inc. for a purchase price that under certain circumstances will not be less than $4.00 per share. For purposes of these Pro Forma statements, it is assumed that 100,000 shares will be sold for a total purchase price of $400,000. This cash is intended to apply toward a projected tax liability associated with the spin off of OraLabs, Inc. If the closing of the Agreement occurs, PSHL will become a wholly-owned subsidiary of the Company.

For financial reporting purposes, this acquisition will be treated as a so-called "reverse acquisition", whereby PSHL will account for the transaction as a recapitalization of PSHL. As a recapitalization transaction, the historical stockholders' equity of PSHL, the accounting acquirer, is retroactively restated for the equivalent number of shares received by PSHL's shareholders in the merger, and the historical retained earnings/deficit of PSHL are carried forward.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition (pro forma) on the Company's financial position and results of operations. The condensed consolidated balance sheet as of June 30, 2006, is based on the historical balance sheets of the Company and PSHL as of that date and assumes the acquisition took place on that date. The condensed consolidated statement of income for the six months ended June 30, 2006, and the year ended December 31, 2005, are based on the historical statements of income of the Company and PSHL for those periods. The pro forma condensed consolidated statement of income assumes the acquisition took place on January 1, 2005.

The pro forma adjustments reflect the spin off of all the operations of OraLabs, Inc. as stated above.

The unaudited pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and PSHL.





                     ORALABS HOLDING CORP. AND SUBSIDIARIES
                             PROFORMA BALANCE SHEETS

                                  JUNE 30, 2006
                                   (UNAUDITED)

                                     ASSETS
                                                         Partner
                                          OraLabs        Success           Adjustments    Proforma
                                         ----------     ---------          -----------    --------

Current assets:
 Cash and cash equivalents               $2,578,696   $   186,955  1,3,4   $(2,178,696)  $   586,955
 Accounts receivable, net                 1,181,107    13,399,003    1      (1,181,107)   13,399,003
 Inventory                                2,812,677     6,283,910    1      (2,812,677)    6,283,910
 Advances to suppliers                                  3,138,759                          3,138,759
 Prepaid  expenses                          204,401                  1        (204,401)           --
 Deposits and other assets                  324,137       145,488    1        (324,137)      145,488
                                         ----------   -----------          -----------   -----------
    Total Current Assets                  7,101,018    23,154,115           (6,701,018)   23,554,115
                                         ----------   -----------          -----------   -----------
Property and equipment:
 Property and equipment, net              2,115,348     8,664,417    1      (2,115,348)    8,664,417
 Construction-in-progress - non-current                19,188,428                         19,188,428
                                         ----------   ----------           -----------   -----------
                                          2,115,348    27,852,845           (2,115,348)   27,852,845
                                         ----------   -----------          -----------   -----------
Total Assets                             $9,216,366   $51,006,960          $(8,816,366)  $51,406,960
                                         ==========   ===========          ===========   ===========

             See accompanying note to pro forma financial statements


                     ORALABS HOLDING CORP. AND SUBSIDIARIES
                             PROFORMA BALANCE SHEETS

                                  JUNE 30, 2006
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                                                                    Partner
                                                       OraLabs      Success           Adjustments   Proforma
                                                      ----------  ----------         ------------- -----------

Current liabilities:
  Accounts payable                                    $  836,652  $ 1,801,466    1   $  (836,652)  $ 1,801,466
  Deferred revenue                                        85,148    1,859,773    1       (85,148)    1,859,773
  Amounts due to directors                                         10,913,316                       10,913,316
  Accrued liabilities                                    177,779                 1      (177,779)            0
  Reserve for returns                                     50,188                 1       (50,188)            0
  Short-term loans                                                 10,281,773                       10,281,773
  Current portion of long-term debt                        6,300    8,918,939    1        (6,300)    8,918,939
  Deferred tax liability current                         248,016                 1      (248,016)            0
  Other taxes payable                                    130,365    2,398,118   1,3      269,635     2,798,118
                                                      ----------  -----------        -----------   -----------
Total current liabilities                              1,534,448   36,173,385         (1,164,741)   36,573,385
                                                      ----------  -----------        -----------   -----------
Long-term debt:
  Long-term debt, net of current portion                   3,675    3,152,415    1        (3,675)    3,152,415
Deferred tax liability long-term                          26,618                 1       (26,618)            0
                                                      ----------  -----------        -----------   -----------
Total liabilities                                      1,564,741   39,325,800         (1,164,441)   39,725,800
                                                      ----------  -----------        -----------   -----------
Stockholders' equity:
  Common stock - .001 par value, 62,000,000 shares authorized, 27,062,250 issued after recapitalization and new issue of 400,000 shares to directors, and exercise of 64,250
   options                                                 4,789       50,000 1,2,3,4    (27,724)       27,065
  Preferred stock                                              0                                             0
  Additional paid-in capital                           1,828,683      950,000 1,2,3,4 (1,405,748)    1,372,935
  Retained earnings                                    5,818,153    9,935,577   1,3   (6,218,153)    9,535,577
  Other comprehensive income -exchange rate
   fluctuation                                                        745,583                          745,583
                                                      ----------  -----------        -----------   -----------
Total stockholders' equity                             7,651,625   11,681,160         (7,651,625)   11,681,160
                                                      ----------  -----------        -----------   -----------
Total liabilities and stockholders' equity            $9,216,366  $51,006,960        $(8,816,366)  $51,406,960
                                                      ==========  ===========        ===========   ===========

             See accompanying note to pro forma financial statements



                     ORALABS HOLDING CORP. AND SUBSIDIARIES
                        PROFORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006
                                   (UNAUDITED)
                                                                    Partner
                                                       OraLabs      Success           Adjustments    Proforma
                                                      ----------  ----------         -------------  -----------

Sales Revenues                                        $8,918,855 $17,275,893    5)   $(8,918,855)   $17,275,893
Cost of goods sold                                     5,113,858  12,857,789    5)    (5,113,858)    12,857,789
                                                      ----------  ----------         -------------  -----------
  Gross profit                                         3,804,997   6,418,104          (3,804,997)     6,418,104
                                                      ----------  ----------         -------------  -----------
Selling, General and Administrative Expenses:
  Selling expenses                                       864,442      79,842    5)      (864,442)        79,842
  General and administrative expenses                  1,617,804     295,493    5)    (1,617,804)       295,493
  Other                                                  103,823      20,003    5)      (103,823)        20,003
                                                                                                              0
                                                      ----------  ----------         -------------  -----------
  Total Expenses                                       2,586,069     395,337          (2,586,069)       395,337
                                                      ----------  ----------         -------------  -----------
  Income  from operations                              1,218,928   4,651,524          (1,218,928)     4,651,524
                                                      ----------  ----------         -------------  -----------
Other income (expense)
  Other revenues                                          35,343          --    5)       (35,343)           --
  Interest and finance costs                                          80,969                             80,969
                                                      ----------  ----------         -------------  -----------
  Total other income (expense)                            35,343      80,969             (35,343)        80,969
                                                      ----------  ----------         -------------  -----------
Income before income taxes                             1,254,271   4,337,156          (1,254,271)     4,337,156
(Provision for) benefit from income taxes               (466,384) (1,535,204)   5)       466,384     (1,535,204)
                                                      ----------  ----------         -------------  -----------
Net income                                               787,887   2,801,952            (787,887)     2,801,952
Other comprehensive income - exchange
 rate fluctuation                                                    342,867                            342,867
                                                      ----------  ----------         -------------  -----------
Total comprehensive income                            $  787,887  $3,144,819         $  (787,887)   $ 3,144,819
                                                      ==========  ==========         =============  ===========
Basic and diluted earning per share                   $     0.17  $    62.90                        $      0.12
                                                      ==========  ==========         =============  ===========
Basic weighted average shares outstanding              4,735,263      50,000                         27,062,250
                                                      ==========  ==========         =============  ===========
Diluted weighted average shares outstanding            4,778,253      50,000                         27,062,250
                                                      ==========  ==========         =============  ===========

             See accompanying note to pro forma financial statements






                     ORALABS HOLDING CORP. AND SUBSIDIARIES
                        PROFORMA STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2005
                                   (UNAUDITED)
                                                                    Partner
                                                       OraLabs      Success           Adjustments    Proforma
                                                      ----------  -----------         -------------  -----------


Sales Revenues                                        $13,585,165 $50,400,860   6)  $(13,585,165)   $50,400,860
Cost of goods sold                                     8,867,622   39,697,493   6)    (8,867,622)    39,697,493
                                                                                                              0
                                                      ----------  -----------         -------------  -----------
  Gross profit                                         4,717,543  10,703,367          (4,717,543)    10,703,367
                                                      ----------  -----------         -------------  -----------

Selling, General and Administrative Expenses:
  Selling expenses                                     1,324,648     102,949    6)    (1,324,648)       102,949
  General and administrative expenses                  3,036,827     807,353    6)    (3,036,827)       807,353
  Other                                                  267,806      99,774    6)      (267,806)        99,774
                                                                                                              0
                                                      ----------  -----------         -------------  -----------
  Total Expenses                                       4,629,281   1,010,076          (4,629,281)     1,010,076
                                                      ----------  -----------         -------------  -----------
  Income from operations                                  88,262   9,693,291             (88,262)     9,693,291
                                                      ----------  -----------         -------------  -----------
Other income (expense)
  Other revenues                                          68,617     154,170    6)       (68,617)       154,170
  Interest and finance costs                                        (341,609)                          (341,609)
  Other expenses                                                      (2,011)                            (2,011)
                                                      ----------  -----------         -------------  -----------
  Total other income (expense)                            68,617    (189,450)            (68,617)      (189,450)
                                                      ----------  -----------         -------------  -----------
Income before income taxes                               156,879   9,503,841            (156,879)     9,503,841
(Provision for) benefit from income taxes                (62,887)               6)        62,887              0
                                                      ----------  -----------         -------------  -----------
Net income                                                93,992   9,503,841             (93,992)     9,503,841

Other comprehensive income - exchange
 rate fluctuation                                                    443,106                            443,106
                                                      ----------  -----------         -------------  -----------
Total comprehensive income                            $   93,992  $9,946,947        $    (93,992)   $ 9,946,947
                                                      ==========  ==========         =============  ===========
Basic and diluted earning per share                   $     0.02  $   190.08                        $      0.37
                                                      ==========  ==========         =============  ===========
Basic weighted average shares outstanding              4,681,116      50,000                         27,062,250
                                                      ==========  ==========         =============  ===========
Diluted weighted average shares outstanding            4,702,820      50,000                         27,062,250
                                                      ==========  ==========         =============  ===========

                   See accompanying note to pro forma financial statements

                              ORALABS HOLDING CORP.
         Notes to Pro Forma Condensed Consolidated Financial Statements
                                   (Unaudited)

Condensed Consolidated Balance Sheet Pro Forma Adjustments

The pro forma adjustments to the consolidated balance sheet are:

1. To remove the assets, liabilities, and equity of OraLabs, Inc. to be spun off to former shareholder, Gary Schlatter.

Current liabilities                                1,534,448
Long-term debt                                         3,675
Deferred tax liability long-term                      26,618
Capital stock                                          4,789
Additional paid in capital                         1,828,683
Retained earnings                                  5,818,153

         Cash                                                        2,578,696
         Accounts receivable                                         1,181,107
         Inventory                                                   2,812,677
         Prepaid                                                       204,401
         Deposits & other                                              324,137
         Property and equipment                                      2,115,348

2. To record effect of recapitalization of PSHC

Common stock                                          25,479

         Paid in capital                                                25,479

3. To record issuance of additional 100,000 shares of restricted common stock to Oralabs, Inc. for $400,000 cash and 1,566,667 to Partners Success shareholders to maintain a 94% ownership interest. To record anticipated tax liability associated with the spin off of OraLabs, Inc.

--------------------------------------------------------------------------------
Cash                                                 400,000
--------------------------------------------------------------------------------
  Common stock                                                           1,667
--------------------------------------------------------------------------------
  Additional paid in capital                                           398,333
--------------------------------------------------------------------------------
Retained earnings                                    400,000
--------------------------------------------------------------------------------
  Income taxes payable                                                 400,000
--------------------------------------------------------------------------------

4. To record the exercise of 131,500 employee options and 28,750 director options. Partners Success shareholders to maintain a 94% ownership interest.

--------------------------------------------------------------------------------
Cash                                                 128,500
--------------------------------------------------------------------------------
  Common stock                                                             877
--------------------------------------------------------------------------------
  Additional paid-in capital                                           127,623
--------------------------------------------------------------------------------
Additional paid-in capital                           128,500
--------------------------------------------------------------------------------
  Cash                                                                 128,500
--------------------------------------------------------------------------------

Condensed Consolidated Statements of Operations Pro Forma Adjustments

The pro forma adjustments to the consolidated statements of operations are:

5. To remove activity attributable to spun off operations for the six months ended June 30, 2006:

Sales revenues                                     8,918,855
Other revenues                                        35,343
         Cost of goods sold                                          5,113,858
         Selling expenses                                              864,442
         General and administrative expenses                         1,617,804
         Other expense                                                 103,823
         Provision for income taxes                                    466,384
         To balance - net income                                       787,887

6. To remove activity attributable to spun off operations for the twelve months ended December 31, 2005:

Sales revenues                                    13,585,165
Other revenues                                        68,617
         Cost of goods sold                                          8,867,622
         Selling expenses                                            1,324,648
         General and administrative expenses                         3,036,827
         Other expenses                                                267,806
         Provision for income taxes                                     62,887
         To balance - net income                                        93,992


7. Partners Success enjoyed the benefits of a 100% exemption from Enterprise Income Taxes ("EIT") for the fiscal years ended June 30, 2006 and 2005. In the future, Partners Success will not enjoy the benefits of this 100% tax exemption and future earnings will be subject to EIT taxes. Therefore, future tax provisions are expected to differ materially from the historical tax provisions.

                                     ANNEX 1
                           (Stock Exchange Agreement)

THE SECURITIES TO BE ISSUED BY ORALABS HOLDING CORP. ("ORALABS") UNDER THIS STOCK EXCHANGE AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND WILL BE ISSUED IN RELIANCE UPON REGULATION S AND OTHER EXEMPTIONS UNDER THE SECURITIES ACT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR INADEQUACY OF THIS STOCK EXCHANGE AGREEMENT AND OTHER RELATED DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                            STOCK EXCHANGE AGREEMENT

     THIS STOCK EXCHANGE AGREEMENT (hereinafter referred to as this "Agreement"), is entered into as of this 31st day of March 2006, by and among OraLabs Holding Corp., a Colorado corporation ("OraLabs"); Partner Success Holdings Limited, a British Virgin Islands international business company ("PSHL"), and each of the shareholders of PSHL ( the "Shareholders").

                                    RECITALS

     A. OraLabs is presently a registered public company with the United States Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (Commission File No. 000-23039).

     B. The Shareholders own all 50,000 of the issued and outstanding ordinary shares of PSHL (the "PSHL Stock").

     C. The Shareholders have agreed to transfer to OraLabs, and OraLabs has agreed to acquire the PSHL Stock from the Shareholders in exchange (the "Stock Exchange") for the number of shares of OraLabs $0.001 par value common stock (the "OraLabs Stock") that represents ninety-four percent (94%) of the total fully diluted issued and outstanding shares of OraLabs common stock calculated after giving effect to the OraLabs Redemption (as defined below), the issuance of 300,000 shares to the non-employee directors prior to the Closing, as described in Section 6.4 of this Agreement, and the exercise of any options prior to the Closing Date, subject to and pursuant to the terms and conditions set forth in this Agreement.

     D. Immediately following the Closing (defined in Section 2.3) of the Stock Exchange, OraLabs will redeem all 3,629,350 shares of OraLabs common stock owned by Gary H. Schlatter in his individual name in exchange for the issuance to Gary Schlatter of all 100 shares of OraLabs, Inc. $0.001 par value common stock (the "OraLabs Redemption"). The OraLabs Redemption will be affected pursuant to the terms and conditions of the OraLabs Redemption Agreement.

     E. PSHL will become a wholly-owned subsidiary of OraLabs upon closing of the Stock Exchange.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements stated in the Recitals (which are incorporated herein) and as hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I
                                   DEFINITIONS

     In addition to terms defined elsewhere in this Agreement, the following terms when used in this Agreement shall have the meanings indicated below:

     "Affiliate" shall mean with respect to a specified Person, any other Person which, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such Person, and without limiting the generality of the foregoing, includes, with respect to a Person (a) any other Person which beneficially owns or holds ten percent (10%) or more of any class of voting securities or other securities convertible into voting securities of such Person or beneficially owns or holds ten percent (10%) or more of any other equity interests in such Person, (b) any other Person with respect to which such Person beneficially owns or holds ten percent (10%) or more of any class of voting securities or other securities convertible into voting securities of such Person, or owns or holds ten percent (10%) or more of the equity interests of the other Person, and (c) any director or senior officer of such Person. For purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agreement" shall mean this Stock Exchange Agreement together with all exhibits and schedules referred to herein, which exhibits and schedules are incorporated herein and made a part hereof.

     "Certificates" shall have the meaning set forth in Section 2.1.

     "Closing" shall have the meaning set forth in Section 2.3.

     "Closing Date" shall mean the date that the Closing takes place.

     "Environmental Laws" shall mean all laws, regulations and other federal, state or local governmental requirements, and all applicable judgments, orders, writs, notices, decrees, permits, licenses, approvals, consents or injunctions relating to the generation, management, handling, transportation, treatment, disposal, storage, delivery, discharge, release or emission of any waste, pollutant or toxic or hazardous substance (including, without limitation, asbestos, radioactive material and pesticides).

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Knowledge" shall mean, in the case of any Person who is an individual, knowledge that a reasonable individual under similar circumstances would have after such reasonable investigation and inquiry as such reasonable individual would under such similar circumstances make, and in the case of a Person other than an individual, the knowledge that a senior officer, director or manager of such Person, or any other Person having responsibility for the particular subject matter at issue of such Person, would have after such reasonable investigation and inquiry as such senior officer, director, manager or responsible Person would under such similar circumstances make.

     "Material Adverse Effect" shall mean any event or condition of any character which has had or could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, assets, liabilities, properties, or business of PSHL, the PSHL Subsidiary, OraLabs or the OraLabs Subsidiaries, as applicable.

     "OraLabs Common Stock" shall mean the shares of OraLabs $0.001 par value per share common stock.

     "OraLabs Contracts" shall have the meaning set forth in Section 5.18.

     "OraLabs  Exchange  Documents"  shall have the meaning set forth in Section
5.2.

     "OraLabs Financial Statements" shall mean all of the financial statements included in the SEC Reports filed with the SEC since December 31, 2002.

     "OraLabs Redemption" shall have the meaning set forth in the recitals.

     "OraLabs Stock" shall have the meaning set forth in the recitals.

     "OraLabs  Subsidiaries"  shall  mean  OraLabs,  Inc.  and  O.H.  Sub  Corp.

     "Ordinary Course of Business" shall mean the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

     "Parties" shall mean OraLabs and the OraLabs Subsidiaries and PSHL and the PSHL Subsidiary.

     "Person" shall mean any natural person, corporation, unincorporated organization, partnership, association, limited liability company, joint stock company, joint venture, trust or government, or any agency or political subdivision of any government or any other entity.

     "PSHL Exchange Documents" shall have the meaning set forth in Section 3.2.

     "PSHL Financial Statements" shall mean PSHL and the PSHL Subsidiary's (i) consolidated audited balance sheets at June 30, 2005 and 2004, and the related audited consolidated statements of operations, stockholders' equity and cash flows for the years ended June 30, 2005 and 2004, together with notes to such statements and the opinion of Murrell, Hall, McIntosh & Company, PLLP and Henny Wee & Co., independent certified public accountants, with respect thereto and
(ii) unaudited consolidated balance sheets, statements of operations, stockholders' equity and cash flows for the half year ended December 31, 2005 and any other such unaudited consolidated balance sheets and statements and pro forma information that PSHL delivers to OraLabs prior to the Closing.

     "PSHL Contracts" - shall have the meaning set forth in Section 3.14.

     "PSHL Schedules" shall mean each of the schedules from PSHL attached hereto and incorporated herein to this Agreement.

     "PSHL Stock" shall have the meaning set forth in the recitals.

     "PSHL Subsidiary" shall mean Shanghai Chengtong Precision Strip Co., Limited. When official approval for the transformation of Shanghai Tuorong Precision Strip Co., Limited, organized in Shanghai, in the People's Republic of China, is obtained, Shanghai Tuorong Precision Strip Co., Limited into a foreign investment enterprise, which will become a subsidiary of PSHL and will thereafter be included in the term "PSHL Subsidiary".

     "PSHL Tax Returns" has the meaning set forth in Section 3.7.

     "SEC" shall mean the United States Securities and Exchange Commission.

          "SEC Reports" shall mean the Forms 10-KSB, 10-QSB, 8-K, proxy statements, S-8 and other SEC filings required by the Exchange Act and Securities Act which have been filed by OraLabs with the SEC for the period beginning on January 1, 2002 and ending at the Closing Date.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Stock Exchange" shall have the meaning set forth in the recitals.

     The words "hereof", "herein" and "hereunder" and the words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms defined in the singular shall have a comparable meaning when used in the plural and vice versa.

                                   ARTICLE II
                                PLAN OF EXCHANGE

     2.1  The Stock Exchange. At the Closing (as defined in Section 2.3 below),

     (a) the Shareholders hereby agree to assign, transfer, and deliver to OraLabs, free and clear of all liens, pledges, encumbrances, charges, restrictions, or claims of any kind, nature, or description, each certificate or certificates which represents the PSHL Stock (the "Certificates"), duly endorsed for transfer to OraLabs or accompanied by stock powers executed in blank by the Shareholders.

     (b) OraLabs agrees to acquire the PSHL Stock and shall at the Closing issue and deliver in exchange therefor the OraLabs Stock. The OraLabs Stock will be issued to the Shareholders and their designees in the names and denominations as set forth on Schedule 2.1 hereto. The OraLabs Stock shall be issued with a restrictive legend as set forth in Section 4.2 of this Agreement.

     (c) Any fractional shares that will result due to such distribution will be rounded up to the next highest whole number.

     (d) As a result of the Stock Exchange, PSHL will become a wholly-owned subsidiary of OraLabs and the Shareholders and their designees will own ninety-four percent (94%) of the then fully diluted issued and outstanding common stock of OraLabs after giving effect to the OraLabs Redemption and the issuance of shares pursuant to the exercise of any options prior to the Closing Date.

     2.2 Anti-Dilution. The number of shares of OraLabs Stock shall be appropriately adjusted to take into account any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the OraLabs common stock which may occur between the date of the execution of this Agreement and the Closing, provided that the redemption shall not require any adjustment.

     2.3. Time and Place of Closing. The Closing means the completion of the Stock Exchange. The Closing of the Stock Exchange will take place at 10:00 A.M. on the date (the "Closing Date") following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby as set forth in Articles IX and X (other than conditions with respect to actions the respective parties will take at the Closing itself). Immediately following the Closing, the following transactions will also be completed on the Closing Date: the OraLabs Redemption will occur, the directors of OraLabs will resign and the new directors listed in Section 6.4(a) below will begin serving as the directors of OraLabs. It is the intent of the Parties that the Closing shall be within forty-five days after the mailing date of the
Schedule 14A Proxy Statement to the shareholders of OraLabs after it has been cleared by the SEC, unless extended in writing by the Parties. The Closing shall be held at the offices of Koff, Corn & Berger, P.C., 303 E. 17th Street, Suite 940, Denver, Colorado 80263, or at such other location or time as may be mutually agreed upon by the Parties. Notwithstanding the foregoing, if this Agreement does not close by October 15, 2006, either party may terminate this Agreement as set forth in Section 11.1(e) of this Agreement.

     2.4 Closing Events. At the Closing, each of the respective Parties hereto shall execute, acknowledge, and deliver (or shall cause to be executed, acknowledged, and delivered) any and all stock certificates, officers' certificates, opinions, financial statements, schedules, agreements, resolutions, rulings, or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby. If agreed to by the parties, the Closing may take place through the exchange of documents by fax, email and/or express courier.

                                   ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF PSHL

     As an inducement to enter into this Agreement and to consummate the transactions contemplated hereby, and to obtain the reliance of OraLabs, PSHL represents and warrants to OraLabs as follows:

     3.1 Organization. PSHL is a British Virgin Islands international business company duly organized, validly existing and in good standing under the laws of the British Virgin Islands. Attached hereto as Schedule 3.1 are true, correct and complete copies of PSHL's Memorandum and Articles of Association, as amended and in effect on the date hereof. PSHL owns 100% of the equity of the PSHL Subsidiary. PSHL has the power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in jurisdictions in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except where the failure to so qualify would not have a Material Adverse Effect on PSHL.

     3.2 Authorization; Enforceability. The execution, delivery and performance of this Agreement by PSHL and all other agreements to be executed, delivered and performed by PSHL pursuant to this Agreement (collectively, the "PSHL Exchange Documents") and the consummation by PSHL of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of PSHL. This Agreement and the PSHL Exchange Documents have been duly executed and delivered by PSHL and constitute the legal, valid and binding obligation of PSHL, enforceable in accordance with their respective terms, except to the extent that their enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

     3.3  No Violation or Conflict. The execution and delivery of this Agreement
(i) does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of PSHL's Memorandum and Articles of Association and (ii) will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which PSHL and the PSHL Subsidiary, are parties or to which any of their properties or operations are subject, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing.

     3.4 Capitalization. The authorized capitalization of PSHL consists solely of 50,000 shares of ordinary stock, par value $1.00, of which 50,000 ordinary shares are issued and outstanding. All issued and outstanding shares of PSHL are owned by the Shareholders and are legally issued, fully paid, and non-assessable and were not issued in violation of the pre-emptive or other rights of any person.

     3.5 Options or Warrants. There are no existing options, warrants, calls, or commitments of any character relating to the issuance of PSHL Stock.

     3.6 Consents of Governmental Authorities and Others. To the Knowledge of PSHL, other than in connection with the provisions of the British Virgin Islands International Business Companies Act, the Exchange Act, and the Securities Act, no consent, approval, order or authorization of, or registration, declaration, qualification or filing with any federal, state or local governmental or regulatory authority, or any other Person, is required to be made by PSHL in connection with the execution, delivery or performance of this Agreement by PSHL or the consummation by PSHL of the transactions contemplated hereby, excluding the execution, delivery and performance of this Agreement by OraLabs.

     3.7  Taxes.

          (a) PSHL and the PSHL Subsidiary have filed, as appropriate, all national, province, and local income tax returns (collectively the "PSHL Tax Returns") required to be filed from inception to the date hereof and all taxes have been paid when due. None of the PSHL Tax Returns have been audited by any government or taxing authority in the British Virgin Islands, the Peoples' Republic of China or by any other regulatory authority. Each of the PSHL Tax Returns reflect the taxes due for the period covered thereby, except for amounts which in the aggregate are immaterial.

          (b) PSHL and the PSHL Subsidiary do not owe any unpaid national, province, county, local, or other taxes (including any deficiencies, interest, or penalties), except for taxes accrued but not yet due and payable, for which PSHL and the PSHL Subsidiary may be liable in their own right or as a transferee of the assets of, or as a successor to, any other corporation or entity. Furthermore, except as accruing in the Ordinary Course of Business, PSHL and the PSHL Subsidiary do not owe any past due accrued and unpaid taxes.

          (c) PSHL and the PSHL Subsidiary acknowledge and agree that they are relying solely upon their own analysis of the tax consequences to them and to OraLabs upon completion of the transactions contemplated by this Agreement and are not relying upon OraLabs or any of its officers, directors, attorneys or agents with respect thereto.

     3.8 No Material Contingent Liabilities. Except as set forth on Schedule 3.8, PSHL and the PSHL Subsidiary have no material contingent liabilities, direct or indirect, matured or unmatured, contingent or otherwise. PSHL and the PSHL Subsidiary have no Knowledge of any circumstances, events or arrangements which have occurred that may hereafter give rise to any material contingent liabilities of PSHL or the PSHL Subsidiary.

     3.9 Information. The information concerning PSHL and the PSHL Subsidiary set forth in this Agreement and in the PSHL schedules and exhibits attached hereto and incorporated herein by this reference are complete and accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. All English translations and English summaries of documents provided by PSHL under this Agreement that were originally in a language other than English are accurate summaries or translations of the original documents.

     3.10 Absence of Certain Changes or Events. Except as set forth in this Agreement or Schedule 3.10, since December 31, 2005,

     (a)  there has not been

          (i) any change that would have a Material Adverse Effect in the business, operations, properties, assets, or financial condition of PSHL and the PSHL Subsidiary; or

          (ii) any damage, destruction, or loss to PSHL and the PSHL Subsidiary (whether or not covered by insurance) that would have a Material Adversely Effect on the business, operations, properties, assets, or financial condition of PSHL and the PSHL Subsidiary;

          (iii) any waiver of rights of value which in the aggregate are material considering the business of PSHL and the PSHL Subsidiary;

     (b)  PSHL and the PSHL Subsidiary have not

          (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) not otherwise in the Ordinary Course of Business, and except for capital raised by issuance of debt or equity in a private placement or other capital raising transaction deemed advisable by PSHL;

          (ii) paid any material obligation or liability not otherwise in the Ordinary Course of Business (absolute or contingent) other than current liabilities reflected in or shown on PSHL's consolidated balance sheet dated December 31, 2005, and current liabilities incurred since that date in the Ordinary Course of Business and professional and other fees and expenses incurred in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby;

          (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights not otherwise in the Ordinary Course of Business (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $250,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $250,000);

          (iv) made or permitted any amendment or termination of any contract, agreement, or license to which they are a party not otherwise in the Ordinary Course of Business if such amendment or termination is material, considering the business of PSHL and the PSHL Subsidiary;

          (v) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); or

          (vi) to their Knowledge, become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or financial condition of PSHL and the PSHL Subsidiary.

     3.11 Title and Related Matters.

          (a)  Except  as set  forth  on  Schedule  3.11(a),  PSHL  and the PSHL
     Subsidiary have a valid leasehold interest in their land use rights, inventory, interests in the land use rights and buildings thereon, and assets, real and personal, which will be reflected in the most recent PSHL condensed consolidated balance sheet dated December 31, 2005 (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the Ordinary Course of Business), free and clear of all liens, pledges, charges, or encumbrances except:

               (i) as such assets may be affected by laws of the British Virgin Islands and The People's Republic of China;

               (ii) statutory liens or claims not yet delinquent;

               (iii) such  imperfections  of title and  easements  as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and

          (b) Except as set forth on Schedule 3.11(b), PSHL and the PSHL Subsidiary own, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all properties it is currently constructing and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with PSHL and the PSHL Subsidiary; and no third party has any right to, and PSHL and the PSHL Subsidiary have not received any written notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would have a Material Adverse Effect on the business, operations, financial condition, income, or business prospects of PSHL and the PSHL Subsidiary.

     3.12 Litigation and Proceedings. Except as set forth on Schedule 3.12, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of PSHL, threatened in writing by or against PSHL and the PSHL Subsidiary, or affecting PSHL and the PSHL Subsidiary, or their properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

     3.13. Brokers. Except for compensation to Belmont Capital Group Limited, PSHL has not employed any broker or finder, nor has it nor will it incur directly or indirectly, any broker's, finder's, investment banking or similar fees, commissions or expenses in connection with the transactions contemplated by this Agreement or the PSHL Exchange Documents.

     3.14 Contracts.

          (a) Attached hereto as Schedule 3.14, are all material contracts, agreements, franchises, license agreements, or other commitments to which PSHL and the PSHL Subsidiary, are parties or by which they or any of their assets, products, technology, or properties are bound (the "PSHL Contracts");

          (b) the PSHL Contracts are valid and enforceable by PSHL and the PSHL Subsidiary in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

          (c) to their Knowledge, neither PSHL nor the PSHL Subsidiary are in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or financial condition of PSHL and the PSHL Subsidiary; and

          (d) to their Knowledge, neither PSHL nor the PSHL Subsidiary are obligated or under any liability to make any payments by way of royalties, fees or otherwise to any owner or licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset with respect to the use thereof, in connection with the conduct of its business or otherwise.

     3.15 Compliance With Laws and Regulations. To their Knowledge, PSHL and the PSHL Subsidiary: (i) have complied with all applicable statutes and regulations of any national, province, county, or other governmental entity or agency thereof, except to the extent that noncompliance would not have a Material Adverse Effect on the business, operations, properties, assets, or financial condition of PSHL and the PSHL Subsidiary, or except to the extent that noncompliance would not result in the incurrence of any material liability for PSHL or the PSHL Subsidiary, (ii) are not in any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality, and management has no Knowledge of any circumstances which, after reasonable investigation, would result in the discovery of such a default, (iii) are not and will not be infringing on or otherwise acting adversely to the rights of any person under or in respect of any patent, trademark, service mark, trade name, copyright, license, franchise, permission or other intangible right, and (iv) have not received written notice of any conditions which may reasonably be expected to materially interfere with or adversely affect their compliance with any Environmental Laws.

     3.16 Approval of Agreement. The board of directors of PSHL has authorized the execution and delivery of this Agreement by PSHL and has approved this Agreement and the transactions contemplated hereby.

     3.17 Material Transactions or Affiliations. Set forth on Schedule 3.17, is a brief description or summary of every material contract, agreement, or arrangement between PSHL and the PSHL Subsidiary, and any predecessor and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record, or known by PSHL to own beneficially, 10% or more of the issued and outstanding PSHL Stock and which is to be performed in whole or in part after the date hereof or which was entered into not more than three years prior to the date hereof. In all of such transactions, the amount paid or received, whether in cash, in services, or in kind, is, had been during the full term thereof, and is required to be paid during the unexpired portion of the term thereof, no less favorable to PSHL and the PSHL Subsidiary, than terms available from otherwise unrelated parties in arm's length transactions. Except as set forth on Schedule 3.17, no officer, director, or 10% shareholder of PSHL has any material interest, direct or indirect, in any material transaction with PSHL or the PSHL Subsidiary. There are no written commitments by PSHL and the PSHL Subsidiary to lend any funds to, borrow any money from, or enter into any other material transaction with, any such affiliated person.

     3.18 Listing of OraLabs Common Stock. PSHL acknowledges that the current listing of the OraLabs Common Stock on the NASDAQ Capital Market will cease upon the occurrence of the Closing unless PSHL chooses to submit a new listing application and such application is approved prior to Closing. PSHL agrees that it will be solely responsible for the filing of any such new listing application and that even if PSHL submits the new listing application as soon as possible after the date of this Agreement, there can be no assurance that approval by NASDAQ will occur prior to Closing. PSHL agrees that the continued listing of the OraLabs Common Stock on the NASDAQ Capital Market or on any other exchange is not a condition to PSHL's closing of the transactions contemplated by this Agreement.

                                   ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES OF
                                THE SHAREHOLDERS

     As an inducement to, and to obtain reliance of OraLabs, each of the Shareholders represent and warrant to OraLabs as follows:

     4.1 Ownership of PSHL Shares. The Shareholders, with respect to the PSHL Stock owned by them, are the legal and beneficial owners of the number and percentage of PSHL Stock set forth on Schedule 2.1 of this Agreement, free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever, and the Shareholders have full rights, powers, and authority to transfer, assign, convey, and shall deliver the PSHL Stock held by such Shareholders to OraLabs at the Closing with good and marketable title to such stock free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever.

     4.2 Restricted Stock. The Shareholders understand that the OraLabs Stock to be acquired pursuant to this Agreement has not been registered under the Securities Act with the SEC, and is being issued in reliance upon the exemption from the registration requirements thereof afforded by Regulation S and/or other exemptions under the Securities Act, or with any state securities commission or agency. The Shareholders agree and acknowledge that OraLabs will issue stop transfer instructions to its registrar and transfer agent prohibiting the transfer of the OraLabs Stock delivered under this Agreement. The Shareholders and their designees understand that the OraLabs Stock to be issued to them will have the following restrictive legend or similar legend affixed thereto:

     "These Shares have not been registered under the Securities Act of 1933 (the "Securities Act"), and have been issued pursuant to an exemption pursuant to Regulation S under the Securities Act. Until one year after the date of purchase, no amount of the Shares may be offered, sold, or transferred to any U.S. Person and no hedging transactions involving these securities may be conducted during this period. Offers, sales, or transfers in the U.S. or to a U.S. person (as defined in Regulation S promulgated under the Securities Act) or for the account and benefit of a U.S. person are not permitted, except as provided in said Regulation S, unless the Shares are registered under the Securities Act or an exemption from such registration under the Securities Act is applicable."

     4.3 Citizenship and Residency. Each of the Shareholders are citizens and residents of The People's Republic of China, and are not United States Persons within the meaning of Rule 902(a) of Regulation S.

     4.4 Restrictions on Transfer. The Shareholders agree that the OraLabs Stock acquired by the Shareholders and/or by them pursuant to this Agreement shall not be voluntarily sold, transferred or otherwise disposed of in the United States or to any U.S. Person except pursuant to the United States securities laws or by registration of the OraLabs Stock under the Securities Act and any applicable state securities laws.

     4.5 Transfers. The Shareholders understand that any disposition of the OraLabs Stock in violation of this Agreement shall be null and void. No transfer of the OraLabs Stock shall be made by OraLabs' registrar and transfer agent upon OraLabs' transfer books or records unless there has been compliance with the terms of this Agreement, including the above provisions. The Shareholders agree to indemnify and hold OraLabs and OraLabs, Inc. harmless from and against liabilities, claims, damages and expenses (including reasonable attorneys fees) that may result from or arise out of any disposition thereof in violation of this Agreement.

     4.6 Non-U.S. Transactions. In connection with the transactions that are the subject of this Agreement, the Shareholders acknowledge that offers respecting the sale of the OraLabs Shares directed by OraLabs were received outside of the United States and that the Shareholders have not and are not engaged in or directed any unsolicited offers to buy the OraLabs Stock into the United States or to any United States person.

     4.7 Investment Intent. The Shareholders are acquiring the OraLabs Stock only for their own account and not on behalf of any United States person, and no sale by the Shareholders has been pre-arranged with any prospective buyer in the United States.

     4.8 Taxes. The Shareholders acknowledge and agree that they are relying solely upon their own analysis of the tax consequences to them upon completion of the transactions contemplated by this Agreement and are not relying upon OraLabs or any of its officers, directors, attorneys or agents with respect thereto.

                                    ARTICLE V
                    REPRESENTATIONS AND WARRANTIES OF ORALABS

     As an inducement to, and to obtain the reliance of PSHL and the Shareholders, OraLabs and the OraLabs Subsidiaries represent and warrant to PSHL and the Shareholders as follows:

     5.1 Organization. OraLabs is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado. Attached hereto as Schedule 5.1 are complete and correct copies of the Articles of Incorporation and all amendments thereto and the Bylaws of OraLabs, and all amendments thereto, as in effect on the date hereof. OraLabs owns 100% of the issued and outstanding shares of the OraLabs Subsidiaries. OraLabs has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except where the failure to so qualify would not have a Material Adverse Effect on OraLabs.

     5.2 Authorization; Enforceability. The execution, delivery and performance of this Agreement by OraLabs and the OraLabs Exchange Documents to be executed, delivered and performed by OraLabs pursuant to this Agreement and the consummation by OraLabs of the transactions contemplated hereby and thereby, including but not limited to the OraLabs Redemption, have been duly authorized by all requisite corporate action on the part of OraLabs. This Agreement and the OraLabs Exchange Documents and the documents evidencing the OraLabs Redemption have been duly executed and delivered by OraLabs and constitute the legal, valid and binding obligation of OraLabs, enforceable in accordance with their respective terms, except to the extent that their enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

     5.3  No Violation or Conflict. The execution and delivery of this Agreement
(i) does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of OraLabs' Articles of Incorporation or Bylaws and (ii) will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which OraLabs or the OraLabs Subsidiaries are a party or to which any of their properties or operations are subject, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing.

     5.4 Capitalization. OraLabs' authorized capitalization includes 25,000,000 shares of common stock, par value $0.001, of which 4,693,015 shares are issued and outstanding as of the date of this Agreement (plus shares that may be issued upon exercise of options described in Schedule 5.11 and the shares to be issued to non-employee directors prior to the Closing Date as described in Section 6.4 below). All presently issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the pre-emptive or other rights of any person. OraLabs authorized capitalization includes 1,000,000 shares of preferred stock, $.001 par value, of which no preferred shares are issued and outstanding.

     5.5 Subsidiaries. Except OraLabs, Inc. and O.H. Sub Corp., OraLabs does not have any subsidiaries and does not own, beneficially or of record, any shares of any other corporation.

     5.6  Consents of Governmental  Authorities and Others.  To the Knowledge of
OraLabs, other than in connection with the provisions of the provisions of the Colorado Business Corporation Act, the Exchange Act, and the Securities Act, no consent, approval, order or authorization of, or registration, declaration, qualification or filing with any federal, state or local governmental or regulatory authority, or any other Person, is required to be made by OraLabs or the OraLabs Subsidiaries in connection with the execution, delivery or performance of this Agreement by OraLabs or the consummation by OraLabs of the transactions contemplated hereby, excluding the execution, delivery and performance of this Agreement by PSHL.

     5.7 Financial Statements. Attached hereto as Schedule 5.7 are the OraLabs' Financial Statements. The OraLabs' Financial Statements (a) have been prepared in accordance with the books of account and records of OraLabs; (b) fairly present, and are true, correct and complete statements in all material respects of OraLabs' financial condition and the results of its operations at the dates and for the periods specified in those statements; and (c) have been prepared in accordance with GAAP consistently applied with prior periods. OraLabs did not have as of the date of any such OraLabs' balance sheet, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with GAAP, and all assets reflected therein are properly reported and present fairly the value of the assets of OraLabs, in accordance with GAAP. The statements of operations, stockholders' equity, and cash flow reflect fairly the information required to be set forth therein by GAAP.

     5.8  Taxes.

          (a) OraLabs and the OraLabs Subsidiaries have filed all federal, state, or local income tax returns (the "OraLabs Tax Returns") required to be filed them from inception to the date hereof and all taxes have been paid when due. None of the OraLabs Tax Returns have been examined by the Internal Revenue Service or any state regulatory authority. Each of the OraLabs' Tax Returns reflect the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.

          (b) OraLabs and the OraLabs Subsidiaries have no liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties), except for taxes accrued but not yet due and payable. Furthermore, except as accruing in the Ordinary Course of Business, OraLabs and the OraLabs Subsidiaries do not owe any past due accrued and unpaid taxes.

          (c) OraLabs and the OraLabs Subsidiaries acknowledge and agree that they are relying solely upon their own analysis of the tax consequences to them upon completion of the transactions contemplated by this Agreement and are not relying upon the Shareholders, PSHL or any of its officers, directors, attorneys or agents with respect thereto.

     5.9  No Material  Contingent  Liabilities.  Except as set forth in Schedule
5.9, OraLabs and the OraLabs Subsidiaries have no material contingent liabilities, direct or indirect, matured or unmatured, contingent or otherwise. OraLabs and the OraLabs Subsidiaries have no Knowledge of any circumstances, conditions, events or arrangements which have occurred that may hereafter give rise to any material contingent liabilities of OraLabs resulting from or relating to the OraLabs Subsidiaries. Notwithstanding the previous sentence, OraLabs is not liable for any liability, obligation, or claim of the OraLabs Subsidiaries or that may be made against the OraLabs Subsidiaries under any guaranty, indemnity or otherwise, whether direct or indirect, matured or unmatured, contingent or otherwise.

     5.10 Information. The information concerning OraLabs and the OraLabs Subsidiaries set forth in this Agreement and the OraLabs schedules and exhibits attached hereto and any other documents incorporated herein by reference are and will be complete and accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     5.11 Options or Warrants. Except as set forth in Schedule 5.11, there are no outstanding (a) securities or instruments convertible into or exercisable for any of the capital stock or other equity interests of OraLabs or the OraLabs Subsidiaries; (b) options, warrants, subscriptions, puts, calls, or other rights to acquire capital stock or other equity interests of OraLabs or the OraLabs Subsidiaries; or (c) commitments, agreements or understandings of any kind, including employee benefit arrangements, relating to the issuance or repurchase by OraLabs or the OraLabs Subsidiaries of any capital stock or other equity interests of OraLabs or the OraLabs Subsidiaries, or any instruments convertible or exercisable for any such securities or any options, warrants or rights to acquire such securities. All outstanding stock options and warrants, and any other convertible securities, if any, not exercised prior to the Closing Date, will be terminated and cancelled as of the Closing Date.

     5.12 Absence of Certain Changes or Events. Except as set forth in Schedule 5.12, since December 31, 2005:

          (a) there has not been (i) any change in the business, operations, properties, assets, or financial condition of OraLabs and the OraLabs Subsidiaries (whether or not covered by insurance) which would a Material Adverse Effect upon the business, operations, properties, assets, or financial condition of OraLabs and the OraLabs Subsidiaries;

          (b) OraLabs and the OraLabs Subsidiaries have not (i) amended their respective Certificate of Incorporation or Bylaws; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are material considering the business of OraLabs(iv) made any material change in its method of management, operation, or accounting; or (v) entered into any other material transactions.

          (c)  OraLabs and the OraLabs Subsidiaries have not:

               (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof;

               (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the Ordinary Course of Business;

               (iii) paid or agreed to pay any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent OraLabs' balance sheet and current liabilities incurred since that date in the Ordinary Course of Business and professional and other fees and expenses incurred in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby; or

               (iv) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement; and

          (d) to their Knowledge, OraLabs and the OraLabs Subsidiaries have not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or financial condition of OraLabs or the OraLabs Subsidiaries.

     5.13 Title and Related Matters. Except as set forth on Schedule 5.13, OraLabs and the OraLabs Subsidiaries have good and marketable title to all of its properties, interest in properties, and assets, real and personal, which are reflected in the OraLabs' balance sheet dated September 30, 2005 (except properties, interest in properties, and assets sold or otherwise disposed of since such date in the Ordinary Course of Business), free and clear of all liens, pledges, charges, or encumbrances except

          (a)  statutory liens or claims not yet delinquent;

          (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties.

     5.14 Real Property. OraLabs does not own any fee simple interest in real property and does not lease, sublease, or have any other contractual interest in any real property.

     5.15 Benefit Plans and Agreements. Except as set forth on Schedule 5.15, OraLabs and the OraLabs Subsidiaries are not a party to any benefit plan or employment agreement under which OraLabs and the OraLabs Subsidiaries currently has an obligation to provide benefits to any current or former employee, officer, director, consultant or advisor of OraLabs and the OraLabs Subsidiaries.

     5.16 Environmental Matters. No real property used by OraLabs and the OraLabs Subsidiaries presently or in the past has been used to manufacture, treat, store, or dispose of any hazardous substance except in accordance with applicable law and such property is free of all such substances such that the condition of the property is in compliance with applicable Environmental Laws. To the Knowledge of OraLabs, OraLabs and the OraLabs Subsidiaries are in compliance with all Environmental Laws applicable to OraLabs, the OraLabs Subsidiaries or their businesses as a result of any hazardous substance utilized by OraLabs and the OraLabs Subsidiaries in their businesses or otherwise placed at any of the facilities owned, leased or operated by OraLabs and the OraLabs Subsidiaries, or in which OraLabs and the OraLabs Subsidiaries have a contractual interest. OraLabs and the OraLabs Subsidiaries have not received any written complaint, notice, order, or citation of any actual, threatened or alleged noncompliance by OraLabs and the OraLabs Subsidiaries with any Environmental Laws, and to the Knowledge of OraLabs, there is no Litigation pending or threatened against OraLabs and the OraLabs Subsidiaries with respect to any violation or alleged violation of the Environmental Laws, and to OraLabs' Knowledge, there is no reasonable basis for the institution of any such Litigation.

     5.17 Litigation and Proceedings. Except as set forth on schedule 5.17, to the Knowledge of OraLabs there are no actions, suits, proceedings or investigations pending or threatened in writing by or against or affecting OraLabs and the OraLabs Subsidiaries, or affecting OraLabs and the OraLabs Subsidiaries, or their properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

     5.18 Contracts.

          (a) Attached hereto as Schedule 5.18 are copies of all material contracts, agreements, franchises, license agreements, or other commitments to which OraLabs and the OraLabs Subsidiaries, are parties or by which they or any of their assets, products, technology, or properties are bound (the "OraLabs Contracts");

          (b) the OraLabs Contracts are valid and enforceable by OraLabs and the OraLabs Subsidiaries in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

          (c) to their Knowledge, neither OraLabs nor the OraLabs Subsidiaries are in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or financial condition of OraLabs and the OraLabs Subsidiaries.

          (d) to their Knowledge, neither OraLabs nor the OraLabs Subsidiaries are obligated or under any liability to make any payments by way of royalties, fees or otherwise to any owner or licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset with respect to the use thereof, in connection with the conduct of its business or otherwise.

     5.19 Brokers. OraLabs has not employed any broker or finder, nor has it nor will it incur directly or indirectly, any broker's, finder's, investment banking or similar fees, commissions or expenses in connection with the transactions contemplated by this Agreement or the OraLabs Exchange Documents.

     5.20 SEC Reports. All of the SEC Reports and other filings required to be filed by OraLabs have been filed with the SEC for the periods indicated in the definition of SEC Reports, and as of the date filed, each of the SEC Reports were true, accurate and complete in all material respects and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     5.21 Governmental Authorizations.

          (a) To their Knowledge, OraLabs and the OraLabs Subsidiaries have all licenses, franchises, permits, and other government authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by OraLabs of this Agreement and the consummation by OraLabs of the transactions contemplated hereby.

          (b) To their Knowledge, OraLabs and the OraLabs Subsidiaries have complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or financial condition of OraLabs and the OraLabs Subsidiaries or except to the extent that noncompliance would not result in the incurrence of any material liability. This compliance includes, but is not limited to, the filing of all reports to date with the SEC and state securities authorities.

     5.22 Approval  of  Agreement.   The  board  of  directors  of  OraLabs  has
authorized the execution and delivery of this Agreement by OraLabs and has approved this Agreement and the transactions contemplated hereby.

     5.23 Material Transactions of Affiliations. Except as set forth in the SEC Reports, there exists no material contract, agreement, or arrangement between OraLabs, the OraLabs Subsidiaries and any Person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record or known by OraLabs to own beneficially, 10% or more of the issued and outstanding common stock of OraLabs and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof, neither any officer, director, nor 10% shareholder of OraLabs has, or has had during the last preceding full fiscal year, any known interest in any material transaction with OraLabs or the OraLabs Subsidiaries which was material to the business of OraLabs or the OraLabs Subsidiaries; and OraLabs has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other material transaction with any such affiliated person.

     5.24 Listing on NASDAQ Capital Market. OraLabs is listed on the NASDAQ Capital Market and except as set forth on Schedule 5.24, is in compliance with the listing standards, rule and regulations of the NASDAQ Capital Market.

                                   ARTICLE VI
                              PRE-CLOSING COVENANTS

     6.1 Access to Properties and Records. OraLabs and PSHL will each afford to the officers and authorized representatives of the other full access to the properties, books, and records of OraLabs, the OraLabs Subsidiaries, PSHL or the PSHL Subsidiary, as the case may be, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of OraLabs, the OraLabs Subsidiaries, PSHL or the PSHL Subsidiary, as the case may be, as the other shall from time to time reasonably request.

     6.2 Stand-Still Agreement. From and after the date of this Agreement and up to and including the Closing of this Agreement, the parties agree not to directly or through intermediaries solicit, entertain or otherwise discuss with any Person any other similar transaction, except that the OraLabs Board of Directors may respond to unsolicited offers from third parties to the extent necessary to comply with its fiduciary duties upon advice of OraLabs' legal counsel.

     6.3 Third Party Consents and Certificates. OraLabs and PSHL agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein and therein contemplated.

     6.4 Submission to OraLabs Shareholders. As soon as practicable following the execution of this Agreement, and the clearance by the SEC of the Proxy Statement submitted by OraLabs to the SEC, OraLabs shall cause to have approved the following proposals at a meeting of the shareholders of OraLabs, at which a quorum, as set forth in OraLabs' Bylaws are present and the holders of a majority of the outstanding shares of common stock of OraLabs approve such proposals. The proposals are set forth below.

          (a) the election of Wo Hing Li, Leada Tak Tai Li and Shu Keung Leung as directors of OraLabs effective on the Closing Date upon completion of all of the transactions contemplated by this Agreement;

          (b) the amendment to the Certificate of Incorporation of OraLabs to change its name to "Ameriasia Steel, Inc." or such other name to be determined by PSHL (the "New Name"), and to increase the authorized number of shares of OraLabs from 25,000,000 to 200,000,000 shares;

          (c)  the approval of this Agreement and the transactions  contemplated
     herein,  and  the  OraLabs  Redemption  Agreement,   and  the  transactions
     contemplated therein;

          (d) the approval of OraLabs' 2006 Director Stock Plan and issuance of 300,000 shares thereunder to OraLabs non-employee directors, Michael I. Friess and Robert C. Gust prior to the Closing; and

          (e) to take such other actions as the shareholders of OraLabs may determine are necessary or appropriate.

          6.5 Trading. PSHL and the Shareholders agree that until the earlier to occur of (i) the date that is three months after the termination of this Agreement, or (ii) the date of the Closing of this Agreement, they will not, without the prior written consent of OraLabs:

          (a) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire any voting securities of OraLabs or the OraLabs Subsidiaries thereof, or of any successor to or person in control of OraLabs, or any assets of OraLabs, the OraLabs Subsidiaries or any division thereof or of any such successor or controlling person;

          (b) make or in any way participate, directly or indirectly, in any "solicitation" or "proxies" to vote (as such terms are used in the rules of the SEC), or seek to advise or influence any person or entity with respect to the voting of any voting securities of OraLabs;

          (c) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving OraLabs or its securities or assets;

          (d)  form,  join or in any way  participate in a "group" as defined in
     Section 13(d)(3) of the Exchange Act, in connection with any of the foregoing; or

          (e) otherwise act, alone or in concert with others, to seek to control the management, board of directors, or policies of OraLabs.

     6.6  Actions Prior to Closing.

          (a) From and after the date of this Agreement until the Closing Date and except as permitted or contemplated by this Agreement, OraLabs, the OraLabs Subsidiaries, PSHL and the PSHL Subsidiary, will each:

               (i) carry on its business in substantially the same manner as it has heretofore;

               (ii) maintain  and keep its  properties  in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

               (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

               (iv) perform in all material respects all of its obligation under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

               (v) use its reasonable best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

               (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

          (b) From and after the date of this Agreement until the Closing Date, neither OraLabs nor PSHL and the PSHL Subsidiary will:

               (i) make any change in their respective Articles of Incorporation or Bylaws or its Memorandum and Articles of Association;

               (ii) take any action described in section 3.10 in the case of PSHL and the PSHL Subsidiary, or in section 5.12, in the case of OraLabs or the OraLabs Subsidiaries (all except as permitted therein or as disclosed in the applicable party's schedules); or

               (iii) enter into or amend any material contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the Ordinary Course of Business involving the sale of goods or services.

     6.7 PSHL Financial Statements. PSHL acknowledges that timely receipt of its PSHL Financial Statements for the annual period ended June 30, 2005 and the half year ended December 31, 2005 will be necessary in order for OraLabs to seek a timely fairness opinion and in order for OraLabs to make a timely filing of its Proxy Statement or Information Statement with the SEC. Accordingly, PSHL agrees that the statements for the year June 30, 2005, and the half year ended December 31, 2005 will be delivered to OraLabs by April 15, 2006. In addition, PSHL will provide to OraLabs such unaudited financial information and pro forma financial information as may be necessary for OraLabs to file any Form 8-K current report and the Proxy Statement or Information Statement in accordance with the requirements of the SEC. PSHL acknowledges that its financial statements for the quarter ended March 31, 2006 will be required in order to complete the process by which the Proxy Statement is reviewed by the SEC.

     6.8 Voting Agreement. Within 5 days of the date of this Agreement, PSHL shall have received a voting agreement from Gary H. Schlatter and the Schlatter Family Partnership, substantially in the form attached hereto as Schedule 6.8 pursuant to which Gary H. Schlatter and the Schlatter Family Partnership agree to vote in favor of the proposals set forth in the Proxy Statement to be furnished to the shareholders of OraLabs pursuant to Section 6.4 above.

     6.9 Cashiers Check to be delivered at Closing. PSHL shall have received a cashier's check from OraLabs in the amount of $30,000. The $30,000 is being paid to PSHL by OraLabs to defer certain costs of the transaction to be incurred by PSHL.

                                   ARTICLE VII
                             POST-CLOSING COVENANTS

     7.1  Sales Under Rules 144 or 145, If Applicable.

          (a) OraLabs will use its reasonable best efforts at all times to comply with the reporting requirements of the Exchange Act, and the rules and regulations promulgated thereunder.

          (b) Upon being informed in writing by any person holding restricted stock of OraLabs as of the date of this Agreement that such person intends to sell any shares under Rule 144 or Rule 145 promulgated under the Securities Act (including any rule adopted in substitution or replacement thereof), OraLabs will certify in writing to such person that it has filed all of the reports required to be filed by it under the Exchange Act to enable such person to sell such person's restricted stock under Rule 144 or 145, as may be applicable in the circumstances, or will inform such person in writing that it has not filed any such report or reports.

          (c) If any certificate representing any such restricted stock is presented to OraLabs' transfer agent for registration of transfer in connection with any sale theretofore made under Rule 144 or 145, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that such endorsements are genuine and effective, and is accompanied by an opinion of counsel satisfactory to OraLabs and its counsel that such transfer has complied with the requirements of Rule 144 or 145, as the case may be, OraLabs will promptly instruct its transfer agent to register such transfer and to issue one or more new certificates representing such shares to the transferee and, if appropriate under the provisions of Rule 144 or 145, as the case may be, free of any stop transfer order or restrictive legend.

     7.2 Delivery of Additional Instruments on Request. Each party agrees to execute and deliver or cause to be executed and delivered at the Closing and at such other times and places as shall be reasonably agreed, such additional instruments as it may reasonably request for the purpose of fully effecting the transactions contemplated by this Agreement.

     7.3 Continued Operations. After Closing, OraLabs will continue to actively conduct the business of PSHL as it had been conducted prior to Closing.

     7.4 Dissenters. As used in this paragraph, OraLabs, Inc. will be referred to as the Subsidiary. If the holders of any shares exercise dissenters rights, then after the Closing Date OraLabs will permit the Subsidiary and its representatives to actively participate in the process of determining the amount payable to dissenters as determined under applicable Colorado law. On the first business day following payment by OraLabs of amounts due to dissenters, the Subsidiary will pay such amount to OraLabs in consideration for the issuance by OraLabs to the Subsidiary of the number of shares of OraLabs common stock calculated under the following sentence. The purchase price per share issued to the Subsidiary will equal the average of the closing bid and ask price of the common stock of OraLabs as of the close of trading on the business day preceding the date that payment is made by the Subsidiary to OraLabs. The parties agree that the shares of OraLabs issuable to the Subsidiary will be restricted securities. OraLabs and the Subsidiary agree that in the event that 37,500 shares or more are issued to the Subsidiary in consideration for the payment to dissenters by Subsidiary in accordance with this Section 7.4, the Subsidiary shall be granted a one time demand registration right pursuant to which OraLabs will, upon written request by the Subsidiary use its commercially reasonable best efforts to have a registration statement filed with and declared effective by the SEC to register the sale of the shares issued to the Subsidiary pursuant to this Section 7.4. In the event that Subsidiary provides notice that it intends to exercise such demand right and later withdraws such demand registration request, Subsidiary shall lose such demand registration right. Subsidiary shall advance payment of all reasonable expenses estimated to be incurred by OraLabs in its sole discretion in connection with the preparation of and filing of the registration statement, including, but not limited to all legal fees, accounting fees, filing fees, edgarization fees, applicable blue sky fees and other out of pocket costs incurred by OraLabs. Applicable Blue Sky laws will be complied with so as to permit sales and resales of those shares that are registered under the Registration Statement within the State of Colorado and any other states chosen by the Subsidiary. OraLabs shall be under no obligation to file or maintain an effective registration statement that includes shares issued to the Subsidiary pursuant to this Section 7.4, if such shares may then be sold pursuant to Rule 144 or any similar provision then in effect under the Securities Act in the opinion of counsel to Subsidiary.

     7.5 Confidentiality. OraLabs on the one hand, and PSHL and the Shareholders on the other hand, agree that for a period of five (5) years from and after the date of this Agreement (regardless of whether the transactions contemplated hereby are consummated), each will hold, and will cause its directors, officers, employees, Affiliates, consultants and advisers

(collectively, "Representatives") to hold, in confidence all documents and information furnished to it (the "Receiving Party") by or on behalf of the other party (the "Disclosing Party") either before or after such date, in connection with the transactions contemplated by this Agreement (the "Confidential Material"). Each party agrees that it will use the Confidential Material solely for the purpose of the transactions contemplated by this Agreement (including without limitation descriptions or attachments of Confidential Material in any press releases and public filings that OraLabs determines are necessary or advisable to comply with applicable securities laws or as required by law) and it will not use the Confidential Material in any way detrimental to the other party. In the event that either party is requested in any proceeding to disclose any Confidential Material, such party shall give the other party prompt notice of such request so that the other party may seek an appropriate protective order. If, in the absence of a protective order, a party is nonetheless compelled to disclose Confidential Material, such party may disclose such information without liability hereunder; provided, however, that such party will give the other party written notice of the information to be disclosed as far in advance of its disclosure as is practicable and, upon the request of and at the expense of such other party, such party will use commercially reasonable efforts to obtain assurances that confidential treatment will be accorded to such information. The term "Confidential Material" shall not include information that was or becomes generally available on a non-confidential basis provided that the source of such information was not bound by a confidentiality agreement. Without granting any right or license, the Disclosing Party agrees that the foregoing shall not apply to any information that the Receiving Party can document: (i) is (through no improper action or inaction by the Receiving Party or any affiliate, agent, consultant or employee) generally available to the public, or (ii) was in its possession or known by it prior to receipt from the Disclosing Party, or
(iii) was rightfully disclosed to it by a third party without restriction, provided the Receiving Party complies with any restrictions imposed by the third party, or (iv) was independently developed without use of any Confidential Material of the Disclosing Party by employees of the Receiving Party who have had no access to such information. The parties agree that because money damages may not be a sufficient remedy for any breach of the foregoing covenants and agreements, the Disclosing Party shall be entitled to specific performance and injunctive and other equitable relief as a remedy for any such breach of this Agreement in addition to all monetary remedies available at law or in equity.

                                  ARTICLE VIII
                                 INDEMNIFICATION

     8.1 Survival of the Representations and Warranties. No claims may be asserted under the representations, warranties and covenants set forth in this Agreement after the expiration of twelve (12) months from the Closing Date, except that claims may be asserted under the provisions of Sections 3.7, 5.8, and 5.16 until the expiration of their applicable statute of limitations. The provisions of Section 7.5 will survive for five years from the date of this Agreement. No claim with respect to breaches of covenants, representations or warranties, including without limitation claims for indemnification, may be brought by any party hereto, other than a claim for fraud, after expiration of the applicable periods set forth in the first sentence of this Section 8.1.

     8.2 Investigation. The representations, warranties, covenants and agreements set forth in this Agreement shall not be affected or diminished in any way by any investigation (or failure to investigate) at any time by or on behalf of the party for whose benefit such representations, warranties, covenants and agreements were made. All statements contained herein or in any schedule, certificate, exhibit, list or other document required to be delivered pursuant hereto, shall be deemed to be representations and warranties for purposes of this Agreement; provided, that any knowledge or materiality qualifications contained herein shall be applicable to such other documents.

     8.3  Indemnification.

          (a) OraLabs Indemnification. PSHL and the Shareholders hereby agree to indemnify OraLabs and each of the officers, agents and directors of OraLabs as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever) (collectively a "OraLabs Loss"), to which it or they may become subject arising out of (a) any breach or default in the performance by PSHL or the Shareholder of any covenant or agreement made by in this Agreement;
     (b) any breach of any representation or warranty made by PSHL and the Shareholders in this Agreement; and (c) any and all litigation incident to any of the foregoing. Subject to Section 8.1, the indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

          (b) PSHL and the Shareholders Indemnification. OraLabs hereby agrees to indemnify PSHL and each of the officers, agents and directors of PSHL as of the date of execution of this Agreement and the Shareholders against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever) (collectively a "PSHL Loss"), to which it or they may become subject arising out of (a) any breach or default in the performance by OraLabs or the OraLabs Subsidiaries of any covenant or agreement made by in this Agreement; (b) any breach of any representation or warranty made by OraLabs or the OraLabs Subsidiaries in this Agreement; and (c) any and all litigation incident to any of the foregoing. Subject to Section 8.1, the indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

          (c) OraLabs, Inc. agrees to enter into an indemnification agreement substantially in the form attached hereto as Exhibit A on the Closing Date.

          (d) Indemnity Procedure. A party or parties hereto agreeing to be responsible for or to indemnify against any matter pursuant to this Agreement is referred to herein as the "Indemnifying Party" and the other party or parties claiming indemnity is referred to as the "Indemnified Party".

               (i) An Indemnified Party under this Agreement shall, with respect to claims asserted against such party by any third party, give written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement within thirty (30) calendar days of the receipt of any written claim from any such third party, but not later than twenty (20) days prior to the date any answer or responsive pleading is due, and with respect to other matters for which the Indemnified Party may seek indemnification, give prompt written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are materially prejudiced.

               (ii) The Indemnifying Party shall have the right, at its election, to take over the defense or settlement of such claim by giving written notice to the Indemnified Party at least fifteen
               (15) days prior to the time when an answer or other responsive pleading or notice with respect thereto is required. If the Indemnifying Party makes such election, it may conduct the defense of such claim through counsel of its choosing (subject to the Indemnified Party's approval of such counsel, which approval shall not be unreasonably withheld), shall be solely responsible for the expenses of such defense and shall be bound by the results of its defense or settlement of the claim. The Indemnifying Party shall not settle any such claim without prior notice to and consultation with the Indemnified Party, and no such settlement involving any equitable relief or which might have an adverse effect on the Indemnified Party may be agreed to without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld). So long as the Indemnifying Party is diligently contesting any such claim in good faith, the Indemnified Party may pay or settle such claim only at its own expense and the Indemnifying Party will not be responsible for the fees of separate legal counsel to the Indemnified Party, unless the named parties to any proceeding include both parties and representation of both parties by the same counsel would be inappropriate. If the Indemnifying Party does not make such election, or having made such election does not, in the reasonable opinion of the Indemnified Party proceed diligently to defend such claim, then the Indemnified Party may (after written notice to the Indemnifying Party), at the expense of the Indemnifying Party, elect to take over the defense of and proceed to handle such claim in its discretion and the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make in good faith with respect to such claim. In connection therewith, the Indemnifying Party will fully cooperate with the Indemnified Party should the Indemnified Party elect to take over the defense of any such claim.

               (iii) The Parties agree to cooperate in defending such third party claims and the Indemnified Party shall provide such cooperation and such access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to any matter for which indemnification is sought hereunder; and the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof.

               (v) With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earlier to occur of:
               (i) the entry of a judgment against the Indemnified Party and the expiration of any applicable appeal period, or if earlier, five
               (5) days prior to the date that the judgment creditor has the right to execute the judgment; (ii) the entry of an unappealable judgment or final appellate decision against the Indemnified Party; or (iii) a settlement of the claim. Notwithstanding the
               foregoing,   provided   that  there  is  no  dispute  as  to  the
               applicability of indemnification, the reasonable expenses of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party if such expenses are a liability of the Indemnifying Party.

               (vi) With regard to other claims for which indemnification is payable hereunder, such indemnification shall be paid within thirty (30) calendar days by the Indemnifying Party upon demand by the Indemnified Party.

     8.4 General. In case at any time after the Closing Date any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Article VIII).

                                   ARTICLE IX
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF ORALABS

     The obligations of OraLabs under this Agreement are subject to the satisfaction (or waiver by OraLabs of any one or more of the following conditions in the exercise of its sole discretion), at or before the Closing Date, of the following conditions, and if OraLabs shall not consummate the transactions contemplated by this Agreement by reason of the failure of any of such conditions to be met, OraLabs will have no liability to PSHL or its
Shareholders:

     9.1 Accuracy of Representations. The representations and warranties made by PSHL and the Shareholders in this Agreement were true when made and shall be true as of the Closing Date with the same force and effect as if such representations and warranties were made at and as of that time (except for changes therein permitted by this Agreement), and PSHL and the Shareholders shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by PSHL and the Shareholders prior to or at the Closing.

     9.2 Officer's Certificates. OraLabs shall have been delivered a certificate from PSHL and the Shareholders addressed to OraLabs, dated the Closing Date, certifying that the conditions specified in Section 9.1 above have been fulfilled.

     9.3 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any change that would have Material Adverse Effect in the financial condition, business, or operations of PSHL and the PSHL Subsidiary, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any Material Adverse Effect in the financial condition, business, or operations of PSHL and the PSHL Subsidiary.

     9.4 Officer and Director Questionnaires. OraLabs shall have received officer and director questionnaires completed and signed by each executive officer and director of PSHL in form and substance reasonably satisfactory to OraLabs and its counsel which shall contain information for use by OraLabs in reporting the transaction contemplated hereby on Form 8-K and in Schedule 14A or 14C to be filed with the SEC.

     9.5 PSHL Financial Statements. OraLabs shall have received the PSHL Financial Statements. The PSHL Financial Statements shall (a) have been prepared in accordance with the books of account and records of OraLabs; (b) fairly present, and are true, correct and complete statements in all material respects of OraLabs' financial condition and the results of its operations at the dates and for the periods specified in those statements; and (c) have been prepared in accordance with GAAP consistently applied with prior periods. OraLabs shall have received all other financial information and pro formas as required under the provisions of this Agreement.

     9.6 Consents. All consents to the consummation of the transactions contemplated by this Agreement that are required in order to prevent a breach of or a default under the terms of any instrument to which PSHL or the Shareholders is a party or is bound shall have been obtained by PSHL.

     9.7 Approval by OraLabs Shareholders. The transactions contemplated by this Agreement shall have been approved at a shareholder meeting of OraLabs as set forth in Section 6.4 of this Agreement and all applicable filings with the SEC shall have been made in connection with the approval by OraLabs Shareholders.

     9.8 Due Diligence. OraLabs must be satisfied in its sole and absolute discretion with the results of its due diligence investigation of PSHL. Failure to notify PSHL within 45 days following OraLabs' receipt of the audited PSHL Financial Statements for the year ended June 30, 2005 and the unaudited financial statements for the half year ended December 31, 2005, that OraLabs is not satisfied with the results of its due diligence investigation of PSHL, shall constitute a waiver of this paragraph.

     9.9 Accountant's Letter. OraLabs shall have received a "comfort" letter from PSHL's independent auditors, Murrell, Hall, McIntosh & Company PLLP covering the period from the last day of PSHL's most recent fiscal year until a day that is no more than ten days prior to the date of Closing, in a form reasonably satisfactory to counsel for OraLabs.

     9.10 Legal Opinion. OraLabs shall have received a legal opinion from an attorney authorized to practice in the British Virgin Islands, that (i) PSHL is a company duly organized, validly existing, and in good standing under the laws of the British Virgin Islands International Business Companies Act; (ii) the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of PSHL's organizational documents; (iii) PSHL has taken all action required by laws, its articles of organization, certificate of business registration, or otherwise to authorize the execution and delivery of this Agreement; and (iv) PSHL has full power, authority, and legal right and has taken all action required by law, and otherwise to consummate the transactions herein contemplated and the closing of the transactions will be legally binding upon PSHL.

     9.11 Special Covenants Regarding the OraLabs Stock. OraLabs shall have received letters from each of the Shareholders, substantially in the form attached hereto as Exhibit B, that the issuance of the OraLabs Stock to the Shareholders as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and any applicable state statutes and that it is the intent that such transactions shall be consummated in reliance on Regulation S and other exemptions from the registration requirements of such statutes.

     9.12 Board Approval. OraLabs shall have received from PSHL certificates dated the Closing Date, of an officer of PSHL setting forth that authorizing resolutions were adopted by PSHL Board of Directors, approving the terms and conditions of this Agreement and the other documents contemplated hereby and the transactions contemplated hereby and thereby.

     9.13 Certificates. The Shareholders shall have delivered the Certificates to OraLabs pursuant to Section 2.1 of this Agreement.

     9.14 Number of Dissenters. The number of shares that shall be the subject of Dissenters' Rights exercised by any of the shareholders of OraLabs shall not cumulatively exceed 75,000.

     9.15 Fairness Opinion. The Board of Directors of OraLabs shall have received a fairness opinion reasonably satisfactory to it that remains in effect as of the time of Closing.

     Any of the above conditions can be waived by OraLabs in its sole and absolute discretion.

                                    ARTICLE X
                     CONDITIONS PRECEDENT TO OBLIGATIONS OF
                            PSHL AND THE SHAREHOLDERS

     The obligations of PSHL and the Shareholders under this Agreement are subject to the satisfaction (or waiver by PSHL and the Shareholders of any one or more of the following conditions in the exercise of their sole discretions), at or before the Closing Date, of the following conditions, and if PSHL and the Shareholders shall not consummate the transactions contemplated by this Agreement by reason of the failure of any of such conditions to be met, they will have no liability to OraLabs:

     10.1 Accuracy of Representations. The representations and warranties made by OraLabs in this Agreement were true when made and shall be true immediately prior to commencement of the Closing (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of that time, and OraLabs shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by OraLabs and the OraLabs Subsidiaries prior to or at the Closing.

     10.2 Officer's Certificates. PSHL shall have been delivered a certificate from OraLabs addressed to PSHL, dated the Closing Date, certifying that the conditions specified in Section 10.1 above have been fulfilled.

     10.3 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any change that would have Material Adverse Effect in the financial condition, business, or operations of OraLabs, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any Material Adverse Effect in the financial condition, business, or operations of OraLabs.

     10.4 Delivery of Books and Records. At the Closing, OraLabs shall deliver to Schlueter & Associates P.C., legal counsel of PSHL, the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of OraLabs now in the possession or control of OraLabs or its representatives and agents. Such minute books shall contain accurate records of all meetings and other corporate actions of the board of directors, committees of the board of directors, incorporators and shareholders of OraLabs from the date of their incorporation to the date hereof which were memorialized in writing.

     10.5 Approval by OraLabs Shareholders. The transactions contemplated by this Agreement shall have been approved at a shareholder meeting or shareholder consent of OraLabs pursuant to Section 6.4 of this Agreement and all applicable filings with the SEC shall have been made in connection with the approval by OraLabs Shareholders.

     10.6 Good Standing. OraLabs shall have received a certificate of good standing from OraLabs prepared by the Secretary of State of the State of Colorado or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that OraLabs is in good standing as a corporation in the State of Colorado.

     10.7 Shareholders List. PSHL shall have received a shareholders' list from OraLabs prepared by its transfer agent, current at least within ten (10) days prior to Closing, containing the name, address and number of shares held by each such OraLabs shareholder, certified by a representative of the transfer agent as being true, complete and accurate.

     10.8 Consents. All consents to the consummation of the transactions contemplated by this Agreement that are required in order to prevent a breach of or a default under the terms of any instrument to which OraLabs is a party or is bound shall have been obtained by OraLabs.

     10.9 Due Diligence. PSHL must be satisfied in its sole and absolute discretion with the results of its due diligence investigation of OraLabs. Failure to notify OraLabs within 45 days following mutual execution of this Agreement, that PSHL is not satisfied with the results of its due diligence investigation of OraLabs, shall constitute a waiver of this paragraph.

     10.10 Intentionally Omitted.

     10.11 Legal Opinion. PSHL shall have received a legal opinion from an attorney authorized to practice in the state of Colorado, that (i) OraLabs is a company duly organized, validly existing, and in good standing under the Colorado Business Companies Act; (ii) the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement, including the OraLabs Redemption, in accordance with the terms hereof will not, violate any provision of OraLabs organizational documents;
(iii) OraLabs has taken all action required by laws, its articles of organization, certificate of business registration, or otherwise to authorize the execution and delivery of this Agreement; and (iv) OraLabs has full power, authority, and legal right and has taken all action required by law, and otherwise to consummate the transactions herein contemplated and the closing of the transactions will be legally binding upon OraLabs, the OraLabs Subsidiaries and Gary H. Schlatter.

     10.12 Board Approval. PSHL shall have received from OraLabs certificates dated the Closing Date, of an officer of OraLabs setting forth that authorizing resolutions were adopted by OraLabs' Board of Directors, approving the terms and conditions of this Agreement and the other documents contemplated hereby and the transactions contemplated hereby and thereby.

     10.13 OraLabs Stock. The Shareholders shall have received the shares of OraLabs Stock pursuant to section 2.1 of this Agreement.

     10.14 OraLabs Redemption. OraLabs shall have consummated the OraLabs Redemption and the redeemed shares of OraLabs shall have been cancelled on the stock transfer records of OraLabs or returned to the status of authorized by unissued.

     10.15 Name Change. OraLabs shall have filed with the Secretary of State of Colorado a Certificate of Amendment to its Articles of Incorporation to change its name to Ameriasia Steel, Inc.

     10.16 Fairness Opinion. The Board of Directors of OraLabs shall have delivered to PSHL a fairness opinion that provides that the transactions contemplated by this Agreement are fair to the shareholders of OraLabs from a financial standpoint, that is reasonably satisfactory to PSHL and that remains in effect as of the time of Closing.

     10.17 Number of Dissenters. The number of shares that shall be the subject of Dissenters' Rights exercised by any of the shareholders of OraLabs shall not cumulatively exceed 75,000, unless OraLabs, Inc. agrees that it will purchase additional shares from OraLabs in accordance with the provisions of Section 7.4 for all of the shares that are the subject of Dissenters Rights.

     10.18 Cashiers Check. PSHL shall have received a cashier's check from OraLabs in the amount of $30,000 in accordance with the provisions of Section 6.9.

     Any of the above conditions can be waived by PSHL or the Shareholders in their sole and absolute discretion.

                                   ARTICLE XI
                                   TERMINATION

     11.1 Termination.

          (a) This Agreement may be terminated at any time prior to the Closing by OraLabs if the representations or warranties of PSHL or the PSHL Subsidiary in this Agreement are not in all material respects true, accurate and complete or if PSHL or the PSHL Subsidiary breach in any material respect any covenant contained in this Agreement, provided that such misrepresentation or breach is not cured within ten (10) business days after notice thereof, but in any event prior to the Outside Termination Date defined below. If this Agreement is terminated pursuant to this paragraph (a) of section 11.1, this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder, except that PSHL shall bear its own costs in connection with the negotiation, preparation, and execution of this Agreement, subject to
     Section 12.4.

          (b) This Agreement may be terminated at any time prior to the Closing by PSHL if the representations or warranties of OraLabs or the OraLabs Subsidiaries in this Agreement are not in all material respects true, accurate and complete or if OraLabs or the OraLabs Subsidiaries breach in any material respect any covenant contained in this Agreement, provided that such misrepresentation or breach is not cured within ten (10) business days after notice thereof, but in any event prior to the Outside Termination Date defined below. If this Agreement is terminated pursuant to this paragraph (b) of section 11.1, this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder, except that OraLabs shall bear its own costs incurred in connection with the negotiation, preparation, and execution of this Agreement, subject to Section 12.4.

          (c) This Agreement and the transactions contemplated hereby may be terminated at any time by the written mutual consent of the Parties hereto. If this Agreement is terminated pursuant to this paragraph (c) of section 11.1, this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder.

          (d) If this Agreement is terminated pursuant to Section 11.1(a), 11.1(b), or 11.1(c), written notice thereof shall promptly be given by the party or parties electing such termination to the other party or parties and, subject to the expiration of the cure periods provided therein, if any, this Agreement shall terminate without further actions by the Parties and no party shall have any further obligations under this Agreement. Notwithstanding the preceding sentence, the respective obligations of the Parties under Section 7.5 shall survive the termination of this Agreement.

          (e) This Agreement may be terminated by either party if the transactions shall not have been consummated by October 15, 2006 (the "Outside Termination Date") provided the failure of the Closing to occur by such date is not the result of the failure of the party seeking to terminate this Agreement to perform or fulfill any of its obligations hereunder.

          (f) This Agreement may be terminated by either party if within the 45-day period that is applicable to the party under Section 9.8 (with respect to OraLabs) and 10.9 (with respect to PSHL), such party gives written notice to the other that it is not satisfied, in its sole and absolute discretion, with the results of its due diligence investigation of the other party pursuant to Sections 9.8 and 10.9.

                                   ARTICLE XII
                                  MISCELLANEOUS

     12.1 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to matters of state law, with the internal laws of the State of Colorado without giving effect to its choice of law rules. Except as stated at the end of this paragraph, any dispute, controversy or claim arising under or in any way related to this Agreement or the breach thereof shall only be submitted to and settled by binding arbitration before a single arbitrator by the American Arbitration Association in accordance with the Association's commercial rules then in effect. The arbitration (or legal proceedings described at the end of this paragraph) will only be conducted in Denver, Colorado, which the parties agree is the exclusive venue for the proceedings. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitrator may award reasonable attorneys fees to the prevailing party, or if the arbitrator believes that more than one party has prevailed in separate aspects of the arbitration, the arbitrator may award attorneys fees as it deems appropriate. Notwithstanding the foregoing, either party may institute litigation in connection with seeking to enforce rights under Section 7.5.

     12.2 Notices. Any notices or other communications required or permitted hereunder shall only be sufficiently given if in writing and hand delivered to it, sent by overnight delivery by a courier service of United States and international recognition (such as Federal Express, DHL or UPS) that provides international delivery, expenses prepaid, or by facsimile addressed as follows:

If to OraLabs, to:         OraLabs Holding Corp.
                           c/o Michael Friess, Authorized Director
                           5353 Manhattan Circle, Suite 101 Boulder, CO  80303
                           Telephone:  (303) 499-6000 x18
                           Facsimile:  (303) 499-6666
                           Email:  friessco@aol.com

With copies to:            Douglas B. Koff, Esq.
                           Koff, Corn & Berger, P.C.
                           303 E. 17th Street, Suite 940
                           Denver, Colorado 80203-1262
                           Telephone: 303.861.1166
                           Facsimile: 303.861.0601
                           Email: dkoff@wckblaw.com


If to PSHL, or any one or
More Shareholders, to:
                           Mr. Wo Hing Li
                           Partner Success Holdings Limited
                           8th Floor Teda Building
                           87 Wing Lok Street, Sheungwan
                           Hong Kong Special Administrative Region
                           The People's Republic of China
                           Telephone: (852)
                           Facsimile: (852)
                           Email:

With copies to:            Henry F Schlueter
                           Schlueter & Associates P.C.
                           1050 Seventeenth Street, Suite 1750
                           Denver, Colorado 80265
                           Telephone: (303) 292 3883
                           Facsimile: (303) 296 8880
                           Email: hfschlueter@hotmail.com

                           Tracy Hung Wan
                           Belmont Capital Group Limited
                           Suite C, 20th Floor, Neich Tower
                           128 Gloucester Road, Wanchai
                           Hong Kong Special Administrative Region
                           The People's Republic of China
                           Telephone: (852) 2517 6262
                           Facsimile: (852) 2548 7788
                           Email: tracyyun@bcghk.com

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder. Each notice or other communication shall only be effective and deemed to have been received (i) if given by facsimile, one business day after such facsimile is transmitted to the facsimile number specified above, and confirmation of delivery by the sender's machine is given,
(ii) if given by hand delivery, the date of delivery as evidenced by a written receipt, or (iii) if given by a courier service, the third business day following the business day of deposit with such service, with shipping charges for the most expedited delivery prepaid or prearranged. As used herein, a "business day" means Mondays through Fridays, excluding days (at the location where the notice is to be delivered) that are national bank holidays. Notice to PSHL shall be deemed to be notice to all Shareholders for all purposes.

     12.3 Attorneys' Fees. In the event that any party institutes any arbitration proceeding or a litigation proceeding under Section 12.1 to interpret or to enforce this Agreement or the rights of the parties hereunder, the non-prevailing party shall pay to the prevailing party in any such proceeding a reasonable sum for the prevailing party's attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

     12.4 Expenses of Stock Exchange. OraLabs and PSHL agree that they will each bear their own costs and expenses in negotiating and closing the transactions contemplated by this Agreement, including but not limited to, attorneys' fees, except as otherwise expressly provided in this Agreement.

     12.5 Third Party Beneficiaries. This contract is solely between OraLabs, PSHL and the Shareholders and, except as specifically provided, no director, officer, stockholder, member, employee, agent, independent contractor, or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     12.6 Entire Agreement; Incorporation. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein contain every obligation and understanding between the parties relating to the subject matter hereof and merges all prior discussions, negotiations, agreements and understandings, both written and oral, if any, between them, and none of the parties shall be bound by any conditions, definitions, understandings, warranties or representations other than as expressly provided or referred to herein. All schedules, exhibits and other documents and agreements executed and delivered pursuant hereto are incorporated herein as if set forth in their entirety herein.

     12.7 Intentionally Omitted.

     12.8 Severability. In the event that any one or more of the provisions contained in this Agreement, or the application thereof, shall be declared invalid, void or unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid, void or unenforceable provision with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, void or unenforceable provision.

     12.9 Headings. The table of contents and the section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

     12.10 Other Remedies; Injunctive Relief. Except as otherwise provided in this Agreement, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. In any action at law or suit in equity to enforce this Agreement or the rights of the parties hereunder, the prevailing party in any such action or suit shall be entitled to receive a reasonable sum for its attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

     12.11 Intentionally Omitted.

     12.12 Participation of Parties. The Parties hereby agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding, or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

     12.13 Publicity. No public announcement or other publicity concerning this Agreement or the transactions contemplated hereby shall be made without the prior written consent of both PSHL and OraLabs as to form, content, timing and manner of distribution. Nothing contained herein shall prevent OraLabs from making any filing required by federal or state securities laws or stock exchange rules.

     12.14 Counterparts/Facsimile Copies. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. The Parties agree that facsimile copies of this Agreement and any signature thereon shall be as legally binding and enforceable as the original or copy original of this Agreement or any signatures thereof.

     12.15 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by mutual written consent of all the Parties, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     12.16 Assignability. This Agreement shall not be assignable by either party without the prior written consent of the other party, which may be withheld in the other party's exercise of its sole discretion. This Agreement shall inure to the benefit of and be enforceable by the permitted successors and assigns of the parties.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above-written.

                                           ORALABS HOLDING CORP.


ATTEST:                                    By: /s/ Michael I. Friess
                                               ---------------------------------
                                               Michael I. Friess,
                                               authorized director
By:________________________
         Secretary
                                           PARTNER SUCCESS HOLDINGS LIMITED


                                           By: /s/ Wo Hing Li,
                                               ---------------------------------
                                               Wo Hing  Li, President and CEO


PSHL Shareholders:                             /s/ Wo Hing Li
                                               ---------------------------------
                                               Wo Hing Li

                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------



The signature of the undersigned is to evidence its obligation to comply with the provisions of this Agreement that are applicable to it.

                                           ORALABS, INC., a Colorado corporation

                                           /s/ Gary H. Schlatter
                                           -------------------------------------
                                           Gary H. Schlatter, President

The signature of the undersigned is solely for the purpose of evidencing his obligation to comply with the provisions of Recital D and Section 6.8 applicable to him, and the undersigned makes no other representations, warranties or indemnities of any kind:

                                           GARY H. SCHLATTER, Individually

                                           /s/ Gary H. Schlatter
                                           -------------------------------------
                                           Gary H. Schlatter

                                  Schedule 2.1

               PSHL SHAREHOLDERS AND ORALABS SHARES TO BE RECEIVED

         The following persons are the sole members and owners of the ordinary shares of PSHL, which are all of the outstanding securities of PSHL:

                         Name     Percent of Ownership      OraLab Shares
                         ----     --------------------      -------------

                                  1. Wo Hing Li                     100%

                                  2. __________                  ______%

                                  3. __________                  ______%

                                  Schedule 3.1

                   PSHL MEMORANDUM AND ARTICLES OF ASSOCIATION

                                  Schedule 3.8

                         MATERIAL CONTINGENCIES OF PSHL

                                       to

                            STOCK EXCHANGE AGREEMENT

                              Dated March 31, 2006

                                  Schedule 3.10

                            CERTAIN CHANGES OR EVENTS

                                       to

                            STOCK EXCHANGE AGREEMENT

                              Dated March 31, 2006

                     Schedules 3.11(a) and Schedule 3.11(b)

                            TITLE AND RELATED MATTERS
                                       to

                            STOCK EXCHANGE AGREEMENT

                              Dated March 31, 2006

                                  Schedule 3.12

                         PSHL LITIGATION AND PROCEEDINGS

                                       to

                            STOCK EXCHANGE AGREEMENT

                              Dated March 31, 2006

                                  Schedule 3.14

                            PSHL MATERIAL AGREEMENTS

                                       to

                            STOCK EXCHANGE AGREEMENT

                              Dated March 31, 2006

                                  Schedule 3.17

                            CERTAIN CHANGES OR EVENTS

                                       to

                      MATERIAL TRANSACTIONS OR AFFILIATIONS

                              Dated March 31, 2006

                                  Schedule 5.1

                  ORALABS ARTICLES OF INCORPORATION AND BYLAWS

                                       to

                            STOCK EXCHANGE AGREEMENT

                              Dated March 31, 2006

                                  Schedule 5.7

                          ORALABS FINANCIAL STATEMENTS

                                       to

                            STOCK EXCHANGE AGREEMENT

                              Dated March 31, 2006

                                  Schedule 5.11

                           ORALABS OPTIONS OR WARRANTS

                                       to

                            STOCK EXCHANGE AGREEMENT

                              Dated March 31, 2006

                                  Schedule 5.12

                        ORALABS CERTAIN CHANGES OR EVENTS

                                       to

                            STOCK EXCHANGE AGREEMENT

                              Dated March 31, 2006

                                  Schedule 5.13

                        ORALABS TITLE AND RELATED MATTERS

                                       to

                            STOCK EXCHANGE AGREEMENT

                              Dated March 31, 2006

                                  Schedule 5.15

                      ORALABS BENEFIT PLANS AND AGREEMENTS

                                       to

                            STOCK EXCHANGE AGREEMENT

                              Dated March 31, 2006

                                  Schedule 5.17

                       ORALABS LITIGATION AND PROCEEDINGS

                                       to

                            STOCK EXCHANGE AGREEMENT

                              Dated March 31, 2006

                                  Schedule 5.24

                        LISTING ON NASDAQ CAPITAL MARKET

         As a result of the resignation of the third independent director of OraLabs, OraLabs does not comply with the requirement that there be three independent directors on the Audit Committee.

                                  Schedule 10.7

                 FORM OF VOTING AGREEMENT WITH GARY H. SCHLATTER

                                       to

                            STOCK EXCHANGE AGREEMENT

                              Dated March 31, 2006

                                    EXHIBIT A
                       (form of indemnification agreement)

                            INDEMNIFICATION AGREEMENT

         This Agreement is made and entered into this 31st day of March 2006, by and between Partner Success Holdings Limited ("PSHL"), and OraLabs, Inc. (the "Company"), a wholly-owned subsidiary of OraLabs Holding Corp. ("OraLabs").

         WHEREAS, PSHL and OraLabs have entered into a Stock Exchange Agreement dated March 31, 2006, in which all of the issued and outstanding stock of PSHL was acquired by OraLabs in exchange for 94% of the total issued and outstanding shares of Common Stock of OraLabs on a fully diluted basis (the "Exchange Agreement").

         WHEREAS, pursuant to the Exchange Agreement, the Company has agreed to indemnify OraLabs from certain liability as set forth in the Exchange Agreement and herein.

         NOW, THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

         1. The Company hereby agrees to indemnify OraLabs and each of the officers, agents and directors of OraLabs following the Closing, from any liabilities of any kind or nature, direct or indirect, known or unknown, contingent or otherwise, that may exist immediately prior to the Closing or that may be asserted after the Closing Date regarding any claim or liability arising from the operations of OraLabs or any other matter prior to the Closing, (ii) any breach or default in the performance by OraLabs, of any covenant or agreement made by OraLabs or OraLabs, Inc. in the Exchange Agreement; (b) any breach of any representation or warranty made by OraLabs or OraLabs, Inc. in the Exchange Agreement; (c) any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever) relating to the OraLabs Redemption; and (d) any and all litigation incident to any of the foregoing.

         2. The Company further agrees to perform its obligations under the terms of Section 7.4 of the Exchange Agreement regarding payments to the holders of dissenters' shares, such terms being hereby incorporated herein by reference.

         3. Any notices or other communications required or permitted hereunder shall be addressed as follows:

If to the Company:                  OraLabs, Inc.
                                    c/o Mr. Gary H. Schlatter, President
                                    18685 East Plaza Drive
                                    Parker, Colorado 80134
                                    Telephone: 303.783.9499
                                    Facsimile: 303.499.6666


With copies to:                     Douglas B. Koff, Esq.
                                    Koff, Corn & Berger, P.C.
                                    303 E. 17th Street, Suite 940
                                    Denver, Colorado 80203-1262
                                    Telephone: 303.861.1166
                                    Facsimile: 303.861.0601
                                    Email: dkoff@wckblaw.com

If to OraLabs or PSHL:              Mr. Wo Hing Li
                                    Partner Success Holdings Limited
                                    8th Floor Teda Building
                                    87 Wing Lok Street, Sheungwan
                                    Hong Kong Special Administrative Region
                                    The People's Republic of China
                                    Telephone: (852)
                                    Facsimile: (852)
                                    Email:

With copies to:                     Henry F Schlueter
                                    Schlueter & Associates P.C.
                                    1050 Seventeenth Street, Suite 1750
                                    Denver, Colorado 80265
                                    Telephone: (303) 292 3883
                                    Facsimile: (303) 296 8880
                                    Email: hfschlueter@hotmail.com

                                    Tracy Hung Wan
                                    Belmont Capital Group Limited
                                    Suite C, 20th Floor, Neich Tower
                                    128 Gloucester Road, Wanchai
                                    Hong Kong Special Administrative Region
                                    The People's Republic of China
                                    Telephone: (852) 2517 6262
                                    Facsimile: (852) 2548 7788
                                    Email: tracyyun@bcghk.com

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder. Each notice or other communication shall only be effective and deemed to have been received (i) if given by facsimile, one business day after such facsimile is transmitted to the facsimile number specified above, and confirmation of delivery by the sender's machine is given,
(ii) if given by hand delivery, the date of delivery as evidenced by a written receipt, or (iii) if given by a courier service, the third business day following the business day of deposit with such service, with shipping charges for the most expedited delivery prepaid or prearranged. As used herein, a "business day" means Mondays through Fridays, excluding days (at the location where the notice is to be delivered) that are holidays for national banks in the United States.

         4. The Parties agree that facsimile copies of this Agreement and any signature thereon shall be as legally binding and enforceable as the original or copy original of this Agreement or any signatures thereof.

         5. The Parties agree that this Agreement shall be construed in accordance with the laws of the State of Colorado and that exclusive jurisdiction and venue for any controversy, claim or suit arising out of or connected with this Agreement shall be in the courts located in Denver, Colorado.

         6. Nothing in this instrument shall be construed to obligate the Company to indemnify OraLabs or its officers, agents or directors with respect to any matter caused by PSHL, any of its Shareholders defined in the Exchange Agreement or any of their respective affiliates, officers, employees, agents, or representatives.

         7. The provisions of this instrument automatically expire and this instrument is then of no further force or effect as of the date that is twelve months after the Closing Date under the Exchange Agreement, except with respect to claims made under this instrument on or before said date.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PSHL:                                   Partner Success Holdings Limited


                                        By:  /s/ Wo Hing Li
                                           -------------------------------------
                                        Wo Hing Li, President and CEO

The Company:                            OraLabs, Inc.


                                        By:  /s/ Gary H. Schlatter
                                           -------------------------------------
                                        Gary H. Schlatter, President

                                    EXHIBIT B

                        SHAREHOLDER REPRESENTATION LETTER

                   FIRST AMENDMENT TO STOCK EXCHANGE AGREEMENT

         This First Amendment to Stock Exchange Agreement ("First Amendment") is dated July 20, 2006, and is by and between OraLabs Holding Corp., a Colorado corporation ("OraLabs"), Partner Success Holdings Limited, a British Virgin Islands international business company ("PSHL"), and Mr. Wo Hing Li, sole shareholder of PSHL (the "Shareholder").

         WHEREAS, the parties entered into a Stock Exchange Agreement (the "Exchange Agreement") dated as of March 31, 2006; and

         WHEREAS, a form of Indemnification Agreement ("Prior Indemnification Agreement") is attached to the Exchange Agreement as Exhibit A and the parties wish to modify the obligations of OraLabs, Inc. (the "Subsidiary") under the Prior Indemnification Agreement; and

         WHEREAS, the parties agree that the form of a revised indemnification agreement ("New Indemnification Agreement") attached to this First Amendment as
Exhibit 1 and made a part hereof will be signed at Closing under the Exchange Agreement and will supersede the Prior Indemnification Agreement; and

         WHEREAS, by signature below, OraLabs, Inc. (the "Subsidiary") agrees upon the terms and provisions of the New Indemnification Agreement and the provisions of this First Amendment applicable to it; and

         WHEREAS, the parties wish to make other modifications to the Exchange Agreement.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

         1. Except as expressly modified by this First Amendment, the provisions of the Exchange Agreement remain in full force and effect. In the event of a conflict between any provision of this First Amendment and any provision of the Exchange Agreement, the provision of this First Amendment shall prevail. Capitalized terms not otherwise defined in this First Amendment will have the meanings specified for them in the Exchange Agreement.

         2. A. The parties acknowledge and agree that under existing provisions of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code"), a tax may be payable by OraLabs after Closing with respect to the portion ("Spinoff Transaction") of the Closing transactions whereby OraLabs redeems all of its common stock, par value $0.001 per share (the "Common Stock"), owned individually by Gary H. Schlatter in exchange for the conveyance to Mr. Schlatter of all of the common stock that OraLabs owns in its Subsidiary. The parties agree that an amount determined by the excess, if any, of the value of the Subsidiary (the "Subsidiary Value") on the date of Closing over OraLabs' basis in the common stock of the Subsidiary on the date of Closing (the "Basis"), multiplied by 34% plus the state income tax rate, if applicable (the "Spinoff Tax Liability"), will be paid by Subsidiary to OraLabs as set forth in paragraphs 3 and 5 herein. Prior to Closing, OraLabs will advise PSHL of the amounts of the estimated Basis and Subsidiary Value.

            B. The parties acknowledge that Capitalink, L.C. will determine a range of values for the Subsidiary as part of its rendering a fairness opinion as contemplated by the Exchange Agreement. For purposes of this First Amendment, the parties agree that a value selected by Mr. Schlatter in the top half of the range stated by Capitalink will be the estimated Subsidiary Value for purposes of calculating the estimated Spinoff Tax Liability to be paid by OraLabs at Closing. The percentage income tax rate to be applied to any excess of the Subsidiary Value over the Basis, solely for purposes of Subsidiary making a payment to OraLabs of such estimated tax liability at Closing, will be 34%. The Subsidiary acknowledges and agrees that the amount of its estimated Spinoff Tax Liability is calculated without regard to the actual income tax, if any, that may be payable by OraLabs for any tax period.

         3. In order to provide OraLabs with the funds with which to pay the estimated Spinoff Tax Liability, OraLabs agrees to sell and the Subsidiary agrees to purchase on the date of Closing such number of shares of Common Stock (the "Purchased Shares") at a price per share (the "Purchase Price"), determined in accordance with this Paragraph 3, that is the lesser of (i) such number of shares of Common Stock that, in the aggregate, have a total Purchase Price equal to the amount of the Spinoff Tax Liability, or (ii) 100,000 shares of Common Stock. The Purchase Price per share will be equal to the greater of (iii) $4.00 per share, or (iv) the average of the high and low bid prices for the Common Stock during the consecutive five (5) day trading period that ends on the date that is two business days prior to Closing. The PSHL designees will be issued at Closing such additional number of shares of Common Stock as necessary to retain a 94% interest in OraLabs after giving effect to the acquisition of the Purchased Shares. If the aggregate Purchase Price of 100,000 shares of Common Stock is less than the estimated Spinoff Tax Liability (the "Shortfall Amount"), the Subsidiary will, at the Closing and simultaneously with the Subsidiary's acquisition of the Purchased Shares, pay to OraLabs in cash the Shortfall Amount plus such additional sum (the "Gross-Up Amount") so as to enable OraLabs to net the Shortfall Amount after paying United States federal and any state income tax due (giving effect to any reduction of federal taxes due to the payment of state taxes) with respect to the Subsidiary's payment to OraLabs of the Shortfall Amount. The Gross-Up Amount shall be calculated by using a 34% federal income tax rate plus the state income tax rate, if applicable and shall be determined without regard to the actual income tax that may be payable with respect to such Shortfall Amount.

         4. The Purchased Shares will be "restricted securities". If at any time during the period of 12 months following the date of Closing under the Exchange Agreement, OraLabs shall file any registration statement under the Securities Act of 1933, as amended, with respect to its common stock, OraLabs will notify the Subsidiary thereof in writing not less than fifteen (15) days prior to filing the registration statement with the SEC, and the Subsidiary (or its assigns) will have the right to register all of the Purchased Shares as part of the registration statement by notifying OraLabs in writing within ten (10) days after the Subsidiary receives OraLabs' notice. In the Subsidiary's notice to OraLabs that the Purchased Shares will be included in the registration statement, the Subsidiary will specify the intended method of distribution of such shares and such other information as OraLabs or its counsel will reasonably require. Such registration will be without cost to the Subsidiary except for its counsel fees and its sales commissions incurred if the Purchased Shares are sold.

         5. The provisions of a Tax Indemnity Agreement that will be separately negotiated and executed by OraLabs, PSHL and the Subsidiary by no later than July 14, 2006, and that will be attached to this First Amendment as Exhibit 2, will govern all matters concerning determinations of the amount of the Spinoff Tax Liability that occur after Closing.

         6. The parties agree that the New Indemnification Agreement attached to this First Amendment will be executed at Closing and will replace and supersede the Prior Indemnification Agreement.

         7. The parties agree that the shareholders of OraLabs will be asked to approve the change of OraLabs' domicile from Colorado to Delaware, changes to OraLabs' Articles of Incorporation to be included in a new Certificate of Incorporation (collectively, the "Reincorporation"), and a long-term incentive plan. The parties also agree that the Reincorporation, including the increase in the number of authorized shares of Common Stock from 25,000,000 to up to 200,000,000, shall be the first item deemed to be completed at Closing.

         8. This First Amendment may be executed in counterparts, each such counterpart being deemed to be an original instrument, and all of such counterparts shall together constitute one and the same instrument, and facsimile signatures will be accepted as originals.


  [Remainder of page intentionally left blank. Signatures on following page.]

         IN WITNESS WHEREOF, the undersigned have executed this First Amendment on the dates specified below.

ORALABS HOLDINGS CORP., a Colorado corporation


By:  /s/ Michael I. Friess                         /s/ Wo Hing Li
     --------------------------------------        -----------------------------
     Michael I. Friess, Authorized Director        Wo Hing Li, Individually

Date:                                              Date:
     --------------------------------------        -----------------------------

The signature of the undersigned is to evidence its PARTNER SUCCESS HOLDINGS LIMITED, a British Virgin obligation to comply with the provisions of this First Islands international business company Amendment that are applicable to it.

ORALABS, INC., a Colorado corporation

By:  /s/ Gary H. Schlatter                         By:  /s/ Wo Hing Li
     --------------------------------------        -----------------------------
     Gary H. Schlatter, President                  Wo Hing Li, President and CEO

Date:                                              Date:
     --------------------------------------        -----------------------------

                                    EXHIBIT 1

                            INDEMNIFICATION AGREEMENT

         This Agreement is made and entered into this _____ day of ___________ 2006, by and between Partner Success Holdings Limited ("PSHL"), OraLabs Holding Corp. ("OraLabs"), and OraLabs, Inc. (the "Company"), a wholly-owned subsidiary of OraLabs.

         WHEREAS, PSHL and OraLabs have entered into a Stock Exchange Agreement dated March 31, 2006, as amended, pursuant to which among other things, all of the issued and outstanding stock of PSHL was acquired by OraLabs in exchange for the issuance to PSHL's designees of 94% of the total issued and outstanding shares of Common Stock of OraLabs on a fully diluted basis (the "Exchange Agreement"); and

         WHEREAS, pursuant to the Exchange Agreement, the Company has agreed to indemnify OraLabs from certain liability as set forth in the Exchange Agreement and herein.

         NOW, THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

         1. The Company hereby agrees to indemnify OraLabs, PSHL and each of their respective officers, agents and directors following the Closing, from any liabilities of any kind or nature, direct or indirect, known or unknown, contingent or otherwise, that may exist immediately prior to the Closing or that may be asserted after the Closing Date regarding any claim or liability arising from the operations of OraLabs or any other matter prior to the Closing, including without limitation any liability under applicable environmental laws;
(ii) any breach or default in the performance by OraLabs of any covenant or agreement made by OraLabs or OraLabs, Inc. in the Exchange Agreement; (b) any breach of any representation or warranty made by OraLabs or OraLabs, Inc. in the Exchange Agreement; (c) any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever) relating to the OraLabs Redemption defined in the Exchange Agreement; and (d) any and all litigation incident to any of the foregoing.

         2. Notwithstanding the foregoing, the indemnity by the Company with respect to the Spinoff Tax Liability defined in the First Amendment to Stock Exchange Agreement ("First Amendment"), is not governed by this Agreement. Instead, any such liability will be determined under and governed solely by the provisions of a Tax Indemnity Agreement attached to the First Amendment as
Exhibit 2. In the event of a conflict between any provision of this Agreement and any provision of said Tax Indemnity Agreement, the provision of the Tax Indemnity Agreement controls.

         3. The Company further agrees to perform its obligations under the terms of Section 7.4 of the Exchange Agreement regarding payments to the holders of dissenters' shares, such terms being hereby incorporated herein by reference.

         4. Any notices or other communications required or permitted hereunder shall be addressed as follows:

If to the Company:                  OraLabs, Inc.
                                    c/o Mr. Gary H. Schlatter, President
                                    18685 East Plaza Drive
                                    Parker, Colorado 80134
                                    Telephone: 303.783.9499
                                    Facsimile: 303.499.6666

With copies to:                     Douglas B. Koff, Esq.
                                    Koff, Corn & Berger, P.C.
                                    303 E. 17th Street, Suite 940
                                    Denver, Colorado 80203-1262
                                    Telephone: 303.861.1166
                                    Facsimile: 303.861.0601
                                    Email: dkoff@wckblaw.com

If to OraLabs or PSHL:              Mr. Wo Hing Li
                                    Partner Success Holdings Limited
                                    8th Floor Teda Building
                                    87 Wing Lok Street, Sheungwan
                                    Hong Kong Special Administrative Region
                                    The People's Republic of China
                                    Telephone: (852)
                                    Facsimile: (852)
                                    Email:

With copies to:                     Henry F Schlueter
                                    Schlueter & Associates P.C.
                                    1050 Seventeenth Street, Suite 1750
                                    Denver, Colorado 80265
                                    Telephone: (303) 292 3883
                                    Facsimile: (303) 296 8880
                                    Email: hfschlueter@hotmail.com
                                           -----------------------

                                    Barbara A. Jones
                                    Kirkpatrick & Lockhart Nicholson Graham LLP
                                    599 Lexington Avenue
                                    New York, New York  10022
                                    Telephone:  (212) 536-4898
                                    Facsimile:  (212) 536-3901
                                    Email:  bjones@klng.com

                                    Tracy Hung Wan
                                    Belmont Capital Group Limited
                                    Suite C, 20th Floor, Neich Tower
                                    128 Gloucester Road, Wanchai
                                    Hong Kong Special Administrative Region
                                    The People's Republic of China
                                    Telephone: (852) 2517 6262
                                    Facsimile: (852) 2548 7788
                                    Email: tracyyun@bcghk.com

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder. Each notice or other communication shall only be effective and deemed to have been received (i) if given by facsimile, one business day after such facsimile is transmitted to the facsimile number specified above, and confirmation of delivery by the sender's machine is given,
(ii) if given by hand delivery, the date of delivery as evidenced by a written receipt, or (iii) if given by a courier service, the third business day following the business day of deposit with such service, with shipping charges for the most expedited delivery prepaid or prearranged. As used herein, a "business day" means Mondays through Fridays, excluding days (at the location where the notice is to be delivered) that are holidays for national banks in the United States.

         5. The Parties agree that facsimile copies of this Agreement and any signature thereon shall be as legally binding and enforceable as the original or copy original of this Agreement or any signatures thereof. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all of such counterparts shall together constitute one and the same instrument.

         6. The Parties agree that this Agreement shall be construed in accordance with the laws of the State of Colorado and that exclusive jurisdiction and venue for any controversy, claim or suit arising out of or connected with this Agreement shall be in the courts located in Denver, Colorado.

         7. Nothing in this instrument shall be construed to obligate the Company to indemnify OraLabs or its officers, agents or directors with respect to any matter caused by PSHL, any of its Shareholders defined in the Exchange Agreement or any of their respective affiliates, officers, employees, agents, or representatives.

         8. Except with respect to the indemnity described in section 2, the provisions of this instrument automatically expire and this instrument is then of no further force or effect as of the date that is twelve months after the Closing Date under the Exchange Agreement, except with respect to claims made under this instrument on or before said date.

         9. This Agreement supersedes in its entirety the executed Indemnification Agreement attached to the Stock Exchange Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PSHL:                              Partner Success Holdings Limited

                                   By:  /s/ Wo Hing Li
                                      ------------------------------------------
                                            Wo Hing Li, President and CEO

The Company:                       OraLabs, Inc.

                                   By:  /s/ Gary H. Schlatter
                                      ------------------------------------------
                                            Gary H. Schlatter, President

OraLabs:                           OraLabs Holding Corp.

                                   By:  /s/ Michael I. Friess
                                      ------------------------------------------

                                    EXHIBIT 2

                            (Tax Indemnity Agreement)

                             ORALABS HOLDING CORP.

                                August 18, 2006

VIA E-MAIL
----------
Partner Success Holdings Limited
Attn: Mr. Wo Hing Li

VIA E-MAIL
----------
Wo Hing Li

Dear Mr. Li:

         OraLabs Holding Corp., PSHL and you have agreed that the second sentence of Section 3 of the First Amendment to Stock Exchange Agreement will be deleted and replaced with the following:

         "If and only if PSHL receives approval from NASDAQ for listing its Common Stock as of the Closing Date, the Purchase Price per share will be equal to the greater of (x) $4.00 per share, or (y) the average of the high and low bid prices (the "Average Price") for the Common Stock during the consecutive five (5) day trading period that ends on the date that is two business days prior to Closing. If such approval as of the Closing Date is not obtained from NASDAQ, the Purchase Price per share will be the Average Price."

         Please sign below to confirm your agreement with the terms of this letter and return a signed copy back to us.


                                          /s/ Michael I. Friess
                                          --------------------------------------
                                          Michael I. Friess, Authorized Director

APPROVED AND AGREED UPON:

PARTNER SUCCESS HOLDINGS LIMITED

By:   /s/ Wo Hing Li
      --------------------------
      Wo Hing Li

SHAREHOLDER

/s/ Wo Hing Li
--------------------------------
Wo Hing Li, individually

                  SECOND AMENDMENT TO STOCK EXCHANGE AGREEMENT

         This Second Amendment to Stock Exchange Agreement ("Second Amendment") is dated October 12, 2006, and is by and between OraLabs Holding Corp., a Colorado corporation ("OraLabs"), Partner Success Holdings Limited, a British Virgin Islands international business company ("PSHL"), and Mr. Wo Hing Li, sole shareholder of PSHL (the "Shareholder").

         WHEREAS, the parties entered into a Stock Exchange Agreement dated as of March 31, 2006 (the "Exchange Agreement"), as amended by First Amendment to Stock Exchange Agreement dated July 20, 2006; and

         WHEREAS, the parties wish to replace a date in the Exchange Agreement.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

         1. Except as expressly modified by this Second Amendment, the provisions of the Exchange Agreement remain in full force and effect. In the event of a conflict between any provision of this Second Amendment and any provision of the Exchange Agreement, the provision of this Second Amendment shall prevail. Capitalized terms not otherwise defined in this Second Amendment will have the meanings specified for them in the Exchange Agreement.

         2. The parties agree that the date of October 15, 2006 that appears in Sections 2.3 and 11.1(e) of the Exchange Agreement is hereby changed to January 15, 2007.

         3. This Second Amendment may be executed in counterparts, each such counterpart being deemed to be an original instrument, and all of such counterparts shall together constitute one and the same instrument, and facsimile signatures will be accepted as originals.

         IN WITNESS WHEREOF, the undersigned have executed this Second Amendment on the dates specified below.

ORALABS HOLDINGS CORP., a Colorado
corporation

By: /s/ Michael I. Friess                         /s/ Wo Hing Li
    ---------------------                      -----------------
    Michael I. Friess, Authorized Director     Wo Hing Li, Individually

Date: October 12, 2006                         Date: October 12, 2006
      ----------------                               ----------------

The signature of the undersigned is to         PARTNER SUCCESS HOLDINGS LIMITED,
evidence its consent to the foregoing          a British Virgin Islands
revision.                                      international business company


ORALABS, INC., a Colorado corporation


By: /s/ Gary H. Schlatter                      By: /s/ Wo Hing Li
    ---------------------                          --------------
    Gary H. Schlatter, President                   Wo Hing Li, President and CEO

Date: October 12, 2006                         Date: October 12, 2006
      ----------------                               ----------------

                                     ANNEX 2

[CAPITALINK LOGO]

July 19, 2006


The Special Committee
 of the Board of Directors
OraLabs Holding Corp.
18685 East Plaza Drive
Parker, CO 80134

Gentlemen:

We have been advised that, pursuant to the Stock Exchange Agreement dated March 31, 2006 and the draft First Amendment to Stock Exchange Agreement dated on or about July 19, 2006 (collectively referred to as the "Exchange Agreement"), by and among OraLabs Holding Corp. ("OraLabs"), Partner Success Holdings Limited ("PSHL"), and the shareholders of PSHL (the "PSHL Shareholders"), the following transactions are contemplated:

     (i) The redemption of 3,629,350 shares representing all of the common stock of OraLabs held by its President, Gary H. Schlatter, individually, in exchange for the transfer to Mr. Schlatter of all of the common stock held by OraLabs in its wholly-owned operating subsidiary, OraLabs, Inc.;

     (ii) The issuance of 300,000 shares of OraLabs common stock to the non-employee directors of OraLabs;

    (iii) The issuance of a maximum of 100,000 shares of OraLabs common stock to OraLabs, Inc. as more fully described below; and

     (iv) the issuance by OraLabs of shares representing approximately 94% of the fully diluted outstanding common stock of OraLabs (after giving effect to the redemption and stock issuances described in (i) (ii) and
          (iii) above) in exchange for the transfer to OraLabs of 100% of ownership interests in PSHL, which is held by the PSHL Shareholders.

The items set forth in (i), (ii), (iii) and (iv), are hereinafter, the "Transaction".

With respect to i) above, an income tax may be payable by OraLabs. OraLabs Inc. agreed to provide OraLabs with the funds with which to pay the estimated tax liability by buying a maximum of 100,000 shares of OraLabs common stock. If PSHL receives approval from NASDAQ for listing its Common Stock as of the closing, the purchase price will be equal to the greater of (i) $4.00 per share, or (ii) the average of the high and low bid prices (the "Average Price") for the OraLabs common stock during the consecutive five (5) day trading period that ends on the date that is two business days prior to closing of the Transaction. If NASDAQ approval is not obtained, the purchase price per share will be the Average Price. If the purchase price of 100,000 shares is less than the estimated tax liability, OraLabs, Inc. will pay the difference at the time of close of the Transaction.

The Special Committee of the Board of Directors
OraLabs Holding Corp.
July 19, 2006
Page 2

The Special Committee of the Board of Directors of OraLabs has retained Capitalink, L.C. ("Capitalink") to render an opinion as to whether, on the date of such opinion, the Transaction is fair, from a financial point of view, to the nonaffiliated shareholders of OraLabs.

We were not asked to consider, and our opinion does not address, the relative merits of the Transaction as compared to any alternative business strategy that might exist for OraLabs. We were not engaged to seek alternatives to the Transaction that might exist for OraLabs. The financial and other terms of the Transaction was determined pursuant to negotiations between OraLabs, PSHL, Mr. Schlatter and each of their respective advisors, and not pursuant to our recommendations.

In arriving at our opinion, we took into account an assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally and, among other things:

     o    Reviewed the Exchange Agreement.
     o Reviewed publicly available financial information and other data with respect to OraLabs, including the Annual Report on Form 10-KSB for the year ended December 31, 2005, the Quarterly Report on Form 10-QSB for the three months ended March 31, 2006, the Current Report on Form 8-K filed April 6, 2006.
     o Reviewed non-public information and other data with respect to OraLabs, including various internal financial management reports.
     o Reviewed financial information and other data with respect to PSHL, including the audited financial report for the two years ended June 30, 2005, management-prepared financial statements for the nine months ended March 31, 2006, and the Business Memorandum dated April 2006 prepared by Belmont Capital Group.
     o Reviewed the Transaction's pro forma impact on OraLabs' securities outstanding and nonaffiliated shareholders' ownership interest in OraLabs.
     o Considered the historical financial results and present financial condition of OraLabs and PSHL.
     o Reviewed and considered the trading of, and the market for, the common stock of OraLabs.
     o Reviewed and compared the OraLabs nonaffiliated shareholders' aggregate indicated value on a pre-Transaction basis to the nonaffiliated shareholders' aggregate indicated value on a post-Transaction basis.
     o Reviewed and analyzed certain financial characteristics of publicly-traded companies that were deemed to have characteristics comparable to each of OraLabs and PSHL.
     o Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to those of each of OraLabs and PSHL.
     o Reviewed and analyzed PSHL's projected unlevered free cash flows and prepared a discounted cash flow analysis.
     o Reviewed and analyzed the control premiums paid in certain other transactions.
     o Reviewed and discussed with representatives of OraLabs and PSHL certain financial and operating information furnished by them, including financial analyses with respect to their respective business and operations.

The Special Committee of the Board of Directors
OraLabs Holding Corp.
July 19, 2006
Page 3

     o Performed such other analyses and examinations as were deemed appropriate.

In arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was used by us without assuming any responsibility for any independent verification of any such information and have further relied upon the assurances of OraLabs and PSHL management that they are not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information utilized, we assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which we could make our analysis and form an opinion. We have not made a physical inspection of the properties and facilities of OraLabs or PSHL and have not made or obtained any evaluations or appraisals of the assets or liabilities of OraLabs or PSHL (contingent or otherwise). We have not attempted to confirm whether OraLabs or PSHL have good title to their respective assets.

We assumed that the Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable international, federal and state statutes, rules and regulations. We assumed that the Transaction will be consummated substantially in accordance with the terms set forth in the Exchange Agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to OraLabs's nonaffiliated stockholders.

Our analysis and opinion are necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as of July 19, 2006. Accordingly, although subsequent developments may affect our opinion, we do not assume any obligation to update, review or reaffirm our opinion.

Our opinion is for the use and benefit of the Special Committee of the Board of Directors of OraLabs in connection with its consideration of the Transaction and is not intended to be and does not constitute a recommendation to any stockholder of OraLabs whether such stockholder should take any action, if required, such as voting on any matter, in connection with the contemplated Transaction. Capitalink does not express any opinion as to the future performance of OraLabs or PSHL or the prices at which OraLabs's common stock or PSHL's securities would trade at any time in the future.

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the Transaction is fair, from a financial point of view, to OraLab's nonaffiliated stockholders.

In connection with our services, we have previously received a retainer and will receive the balance of our fee upon the rendering of this opinion. Our fee for providing the fairness opinion is not contingent on the completion of the Transaction. Neither Capitalink nor its principals beneficially own any interest in OraLabs or PSHL. Further, Capitalink has not previously provided any other services to OraLabs or PSHL, except that Capitalink provided a fairness opinion to OraLabs in August 2005 in connection with a then-proposed transaction with NVC Lighting Investment Holdings Limited which was subsequently terminated. In addition, OraLabs has agreed to indemnify us for certain liabilities that may arise out of the rendering this opinion.

The Special Committee of the Board of Directors
OraLabs Holding Corp.
July 19, 2006
Page 4

Our opinion is for the use and benefit of the Special Committee of the Board of Directors and is rendered in connection with its consideration of the Transaction and may not be used by OraLabs for any other purpose or reproduced, disseminated, quoted or referred to by OraLabs at any time, in any manner or for any purpose, without the prior written consent of Capitalink, except that this opinion may be reproduced in full in, and references to the opinion and to Capitalink and its relationship with OraLabs may be included in filings made by OraLabs with the Securities and Exchange Commission, if required by Securities and Exchange Commission rules, and in any proxy statement or similar disclosure document disseminated to shareholders if required by the Securities and Exchange Commission rules.

Very truly yours,



Capitalink, L.C.

                                     ANNEX 3

                           (2006 Director Stock Plan)
                              ORALABS HOLDING CORP.
                            2006 DIRECTOR STOCK PLAN
         ADOPTED BY THE BOARD OF DIRECTORS EFFECTIVE AS OF MARCH 1, 2006


1.       PURPOSE.

         (a) The purpose of the 2006 Director Stock Plan (the "Plan") is to provide a means by which each director of OraLabs Holding Corp. (the "Company") may be given bonus compensation in the form of stock of the Company.

         (b) The Company, by means of the Plan, seeks to secure and retain the services of persons capable of serving as directors of the Company and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall have the power where consistent with the general purpose and intent of the Plan to (i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan, (ii) suspend or discontinue the Plan, (iii) establish policies and (iv) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan. Unless otherwise provided in the Plan, the Board shall have the authority to interpret and construe the Plan, and determine all questions arising under the Plan. Any interpretation, decision or determination made by the Board shall be final, binding and conclusive. A majority of the Board shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Board.

3.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 8 relating to adjustments upon changes in stock, the stock that may be granted under the Plan shall not exceed in the aggregate One Million (1,000,000) shares of the Company's common stock.

         (b) The stock subject to the Plan may be any shares that may be available for issuance by the Company.

4.       ELIGIBILITY.

         Shares may be issued to any person serving in the capacity of a director of the Company and may be authorized by the Board for issuance on any subsequent date.

5.       GRANTS.

         The Board may grant awards of shares of common stock from time to time as it considers to be warranted or otherwise justified for the purpose of compensating directors for services provided to the Company. The Board may impose restrictions upon the transferability of the shares as it deems advisable or may issue shares without any restrictions upon transferability.

6.       COVENANTS OF THE COMPANY.

         The Company may seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required, if any, to issue and sell shares of stock as may be permitted under the terms of this Plan.

7.       MISCELLANEOUS.

         (a) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Director any right to continue in the service of the Company in any capacity or shall affect any right of the Company, its Board or stockholders to remove any Director pursuant to the Company's Bylaws and the provisions of the Colorado Business Corporation Act.

         (b) In connection with stock issued pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Director that such Director make arrangements satisfactory to the Company to insure that the amount of any federal, state or local withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax. The withholding tax obligation may be satisfied by payment of the amount in cash or by such other method permitted by law.

8.       ADJUSTMENTS UPON CHANGES IN STOCK.

         Subject to any required action by the stockholders of the Company, the number of shares of common stock that have been authorized for issuance under the Plan but which have not then been issued shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

9.       SHAREHOLDER APPROVAL; AMENDMENT OF THE PLAN.

         Shares may be authorized for issuance at any time, but no shares may be issued under this Plan until approval of the Plan is obtained from the Company's shareholders. The Board may at any time amend, alter, suspend or discontinue the Plan. However, to the extent that shareholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3, or any other applicable law or regulation, including the requirements of the NASD, the NASDAQ Stock Market or an established stock exchange, such amendment shall not be effective until shareholder approval is obtained. The Board may in its sole discretion submit any other amendment to the Plan for shareholder approval.

10.      TERMINATION OR SUSPENSION OF THE PLAN.

         The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 31, 2011.

                                     ANNEX 4

                           CHINA PRECISION STEEL, INC.
                      2006 OMNIBUS LONG-TERM INCENTIVE PLAN

      China Precision Steel, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of its 2006 Omnibus Long-Term Incentive Plan (the "Plan"), as follows:

1.       PURPOSE

      The Plan is intended to enhance the Company's and its Affiliates' (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.       DEFINITIONS

      For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

         2.1. "Affiliate" means any company or other trade or business that "controls," is "controlled by" or is "under common control" with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

         2.2. "Annual Incentive Award" means an Award made subject to attainment of performance goals (as described in Section 13) over a performance period of a duration as specified by the Committee.

         2.3. "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Unrestricted Stock, or cash award under the Plan.

         2.4. "Award Agreement" means a written agreement between the Company and a Grantee, or notice from the Company to a Grantee, that evidences and sets out the terms and conditions of an Award.

         2.5. "Board" means the Board of Directors of the Company.

         2.6. "Cause" means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate at or before the Grant Date: (i) engaging in any act, or failing to act, or misconduct that is injurious to the Company or its Affiliates; (ii) gross negligence or willful misconduct in connection with the performance of duties; (iii) conviction of a criminal offense (other than minor traffic offenses); (iv) fraud, embezzlement or misappropriation of funds or property of the Company or an Affiliate; (v) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate; (vi) the entry of an order duly issued by any regulatory agency (including federal, state and local regulatory agencies and self-regulatory bodies) having jurisdiction over the Company or an Affiliate requiring the removal from any office held by the Service Provider with the Company or prohibiting a Service Provider from participating in the business or affairs of the Company or any Affiliate; or (vii) the revocation or threatened revocation of any of the Company's or an Affiliate's government licenses, permits or approvals, which is primarily due to the Service Provider's action or inaction and such revocation or threatened revocation would be alleviated or mitigated in any material respect by the termination of the Service Provider's Services.

         2.7. "Change in Control" shall have the meaning set forth in Section 15.2.

         2.8. "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

         2.9. "Committee" means the Compensation Committee of the Board, or such other committee as determined by the Board. The Compensation Committee of the Board may, in its discretion, designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee or entity as the Committee) or to cause the Committee to (i) consist solely of persons who are "Nonemployee Directors" as defined in Rule 16b-3 issued under the Exchange Act, (ii) consist solely of persons who are Outside Directors, or (iii) satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.

         2.10. "Company" means China Precision Steel, Inc., a Delaware corporation, or any successor corporation.

         2.11. "Common Stock" or "Stock" means share of common stock of the Company, par value $0.001 per share.

         2.12. "Covered Employee" means a Grantee who is a "covered employee" within the meaning of Section 162(m)(3) of the Code as qualified by Section 13.4 herein.

         2.13. "Disability" means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, Disability has the meaning as set forth in Section 22(e)(3) of the Code.

         2.14. "Effective Date" means the date set forth in Section 16.10 herein.

         2.15. "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

         2.16. "Fair Market Value" of a share of Common Stock as of a particular date shall mean (i) the closing sale price reported for such share on the national securities exchange or national market system on which such stock is principally traded on the last day preceding such date on which a sale was reported, or (ii) if the shares of Common Stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion (but in any event not less than fair market value within the meaning of Section 409A).

         2.17. "Family Member" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

         2.18. "Grant Date" means, as determined by the Committee, the latest to occur of (i) the date as of which the Committee approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Committee in the Award Agreement.

         2.19. "Grantee" means a person who receives or holds an Award under the Plan.

         2.20. "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

         2.21. "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

         2.22. "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

         2.23. "Option Price" means the exercise price for each share of Stock subject to an Option.

         2.24. "Outside Director" means a member of the Board who is not an officer or employee of the Company or an Affiliate, determined in accordance with the requirements of Section 162(m) of the Code.

         2.25. "Performance Award" means an Award made subject to the attainment of performance goals (as described in Section 13) over a performance period of up to ten (10) years.

         2.26. "Plan" means this China Precision Steel, Inc. 2006 Omnibus Long-Term Incentive Plan.

         2.27. "Purchase Price" means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.

         2.28. "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

         2.29. "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

         2.30. "Restricted Stock Unit" means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

         2.31. "SAR Exercise Price" means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

         2.32. "Section 409A" shall mean Section 409A of the Code and all formal guidance and regulations promulgated thereunder.

         2.33. "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

         2.34. "Separation from Service" means a termination of Service by a Service Provider, as determined by the Committee, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

         2.35. "Service" means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

         2.36. "Service Provider" means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.

         2.37. "Stock Appreciation Right" or "SAR" means a right granted to a Grantee under Section 9 hereof.

         2.38. "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

         2.39. "Termination Date" means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.

         2.40. "Ten Percent Stockholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

         2.41. "Unrestricted Stock" means an Award pursuant to Section 11 hereof.

3.       ADMINISTRATION OF THE PLAN

         3.1. General.

      The Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and bylaws and applicable law. The Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan. The interpretation and construction by the Committee of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Committee shall have full and final authority, subject to the other terms and conditions of the Plan, to:

                  (i) designate Grantees;

                  (ii) determine the type or types of Awards to be made to a Grantee;

                  (iii) determine the number of shares of Stock to be subject to an Award;

                  (iv) establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

                  (v) prescribe the form of each Award Agreement; and

                  (vi) amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

      Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR that (i) causes the Option or SAR to become subject to Section 409A, (ii) reduces the Option Price or SAR Exercise Price, either by lowering the Option Price or SAR Exercise Price or by canceling the outstanding Option or SAR and granting a replacement Option or SAR with a lower Option Price or SAR Exercise Price or (iii) would be treated as a repricing under the rules of the exchange upon which the Company's Stock trades, without, with respect to item (i), the Grantee's written prior approval, and with respect to items (ii) and (iii), without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 15.

      The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement.

         3.2. Deferral Arrangement.

      The Committee may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

         3.3. No Liability.

      No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

         3.4. Book Entry.

      Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.       STOCK SUBJECT TO THE PLAN

      Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Stock available for issuance under the Plan shall be 2,165,220. All such shares of Stock available for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options. Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. The maximum number of Common Stock that will be awarded to any one Grantee during any calendar year shall not exceed 216,522.

      The Committee may adopt reasonable procedures for making adjustments in accordance with Section 15. If the Option Price of any Option granted under the Plan, or if pursuant to Section 16.3 the withholding obligation of any Grantee with respect to an Option or other Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, settled by issuance of fewer shares than the number underlying the Award, or otherwise terminated without delivery of shares to the Grantee, the shares retained by or returned to the Company will be available under the Plan; and shares that are withheld from such an Award or separately surrendered by the Grantee in payment of any exercise price or taxes relating to such an Award shall be deemed to constitute shares not delivered to the Grantee and will be available under the Plan. In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or Affiliate or with which the Company or a Subsidiary or Affiliate combines, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan.

5.       EFFECTIVE DATE, DURATION AND AMENDMENTS

         5.1. Term.

      The Plan shall be effective as of the Effective Date and shall terminate automatically as of the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the initial public offering occurs unless the Plan is approved by the stockholders of the Company prior to such meeting but subsequent to the Effective Date. In the event that the Plan is approved by the stockholders during the time prescribed in the preceding sentence, then the Plan shall terminate automatically on the ten (10) year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

         5.2. Amendment and Termination of the Plan.

      The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company's stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded.

6.       AWARD ELIGIBILITY AND LIMITATIONS

         6.1. Service Providers and Other Persons.

      Subject to this Section 6, Awards may be made to: (i) any Service Provider, including any Service Provider who is an officer or director of the Company or of any Affiliate, as the Committee shall determine and designate from time to time in its discretion, (ii) any Outside Director, and (iii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

         6.2. Successive Awards.

      An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

         6.3. Stand-Alone, Additional, Tandem, and Substitute Awards.

      Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.       AWARD AGREEMENT

      Each Award shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.       TERMS AND CONDITIONS OF OPTIONS

         8.1. Option Price.

      The Option Price of each Option shall be fixed by the Committee and stated in the related Award Agreement. The Option Price of each Incentive Stock Option shall be at least the Fair Market Value of a share of Stock on the Grant Date; provided, however, that (i) in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date, and
(ii) with respect to Awards made in substitution for or in exchange for awards made by an entity acquired by the Company or an Affiliate, the Option Price does not need to be at least the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

         8.2. Vesting.

            Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including without limitation performance requirements) as shall be determined by the Committee and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

         8.3. Term.

      Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the related Award Agreement (the "Termination Date"); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

         8.4. Separation from Service.

      Except as otherwise provided in an Award Agreement, if a Grantee's employment with or service to the Company or Affiliate terminates for any reason other than Cause, (i) Options granted to such Grantee, to the extent that they are exercisable at the time of such termination, shall remain exercisable for a period of not more than 90 days after such termination (one year in the case of termination by reason of death or Disability), on which date they shall expire, and (ii) Options granted to such Grantee, to the extent that they were not exercisable at the time of such termination, shall expire on the date of such termination. In the event of the termination of a Grantee's employment or service for Cause, all outstanding Options granted to such Grantee shall expire on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

         8.5. Limitations on Exercise of Option.

      Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event referred to in Section 15 hereof which results in termination of the Option.

         8.6. Method of Exercise.

      An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the related Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Except as otherwise provided by the Committee, payments hereunder shall be made in cash or cash equivalents acceptable to the Company. Notwithstanding anything contained herein to the contrary, the Committee may, solely in its discretion, approve payment in whole or in part by an alternative method, including (i) by means of any cashless exercise procedure approved by the Committee, (ii) in the form of unrestricted shares of Stock already owned by the Grantee (for at least six months) on the date of surrender to the extent the shares of Stock have a Fair Market Value on the date of surrender equal to the aggregate Option Price of the shares as to which such Option shall be exercised, provided that, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant, or (iii) any combination of the foregoing.

         8.7. Rights of Holders of Options.

      Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 15 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

         8.8. Delivery of Stock Certificates.

      Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

         8.9. Transferability of Options.

      Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetence, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in
Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

         8.10. Family Transfers.

      If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may also provide that Options may be transferred to persons other than Family Members. The events of termination of Service of
Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

         8.11. Limitations on Incentive Stock Options.

      An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.       TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

         9.1. Right to Payment.

      A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Committee. The Award Agreement for an SAR shall specify the SAR Exercise Price, which shall be fixed on the Grant Date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option may have a grant price that is equal to the Option Price.

         9.2. Other Terms.

         The Committee shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

         9.3. Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten years.

         9.4. Payment of SAR Amount. Upon exercise of a SAR, a Grantee shall be entitled to receive cash payment from the Company in an amount determined by multiplying:

                  (i) the difference between the Fair Market Value of a Share on the date of exercise over the SAR Exercise Price; by



                  (ii) the number of Shares with respect to which the SAR is exercised.

10.      TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

         10.1. Restrictions.

      At the time of grant, the Committee may, in its sole discretion, establish a period of time (a "restricted period") and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 13.1 and 13.2. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different restricted period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other applicable restrictions.

         10.2. Restricted Stock Certificates.

      The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

         10.3. Rights of Holders of Restricted Stock.

      Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

         10.4. Rights of Holders of Restricted Stock Units.

               10.4.1 Settlement of Restricted Stock Units.

         Restricted Stock Units may be settled in cash or Stock, as determined by the Committee and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified in Section 16.9.1 for short term deferrals or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

               10.4.2 Voting and Dividend Rights.

      Holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Committee may provide in an Award Agreement that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock, which may be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid to shareholders.

               10.4.3 Creditor's Rights.

      A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

         10.5. Termination of Service.

      Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, and the Grantee shall have no further rights with respect to such Award.

         10.6. Purchase of Restricted Stock.

      The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Committee, in consideration for past Services rendered.

         10.7. Delivery of Stock.

      Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

11.      TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS

      The Committee may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Committee) an Award of Unrestricted Stock to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Awards of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past Services rendered and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee. Unless otherwise provided by the Committee, Awards of Unrestricted Stock shall be paid within the time period specified in Section 16.9.1 for short-term deferrals.

12.      FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

         12.1. General Rule.

      Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 12.

         12.2. Surrender of Stock.

      To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares, if acquired from the Company and if so required by the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

         12.3. Cashless Exercise.

      With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 16.3.

         12.4. Other Forms of Payment.

         To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price may be made in any other form that is consistent with applicable laws, regulations and rules.

13.      TERMS AND CONDITIONS OF PERFORMANCE AND ANNUAL INCENTIVE AWARDS

         13.1. Performance Conditions.

            The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 13.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m).

         13.2. Performance or Annual Incentive Awards Granted to Designated Covered Employees.

            If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 13.2.

               13.2.1 Performance Goals Generally.

      The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 13.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

               13.2.2 Business Criteria.

      One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (i) total stockholder return; (ii) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (iii) net income; (iv) pretax earnings; (v) earnings before interest expense, taxes, depreciation and amortization; (vi) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (vii) operating margin; (viii) earnings per share; (ix) return on equity; (x) return on capital;
(xi) return on investment; (xii) operating earnings; (xiii) working capital;
(xiv) ratio of debt to stockholders' equity and (xv) revenue.

               13.2.3 Timing for Establishing Performance Goals.

      Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

               13.2.4 Settlement of Performance or Annual Incentive Awards; Other Terms.

      Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

         13.3. Written Determinations.

            All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent permitted by Code
Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

         13.4. Status of Section 13.2 Awards Under Code Section 162(m).

            It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 13.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code
Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 13.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code
Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

14.      REQUIREMENTS OF LAW

         14.1. General.

      The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

         14.2. Rule 16b-3.

      During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.      EFFECT OF CHANGES IN CAPITALIZATION

         15.1. Changes in Stock.

      If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company; provided that any such adjustment shall comply with Section 409A. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or

SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in stock of the Company) without receipt of consideration by the Company, the Company may, in its sole discretion and in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

         15.2. Definition of Change in Control.

      Unless an Award Agreement provides for a different meaning, a "Change in Control" shall mean the occurrence of any of the following:


          (i) Any `person' (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the `beneficial owner' (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company's then-outstanding voting securities, provided, however, that a Change in Control shall not be deemed to occur if an employee benefit plan (or a trust forming a part thereof) maintained by the Company, directly or indirectly, becomes the beneficial owner of more than fifty percent (50%) of the then-outstanding voting securities of the Company after such acquisition;

          (ii) A majority of the members of the Board is replaced during any 12-month period commencing on the ( Effective Date, by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment.

         (iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in (a) the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (b) the directors of the Company immediately prior thereto continuing to represent at least fifty percent (50%) of the directors of the Company or such surviving entity immediately after such merger or consolidation; or

          (iv) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets.

      Notwithstanding the foregoing, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a change in control pursuant to the definition in Section 409A.

         15.3. Effect of Change in Control; Corporate Transactions

      The Committee shall determine the effect of a Change in Control upon Awards, and such effect may be set forth in the appropriate Award Agreement. Unless an Award Agreement explicitly provides otherwise, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets other than a transaction to merely change the state of incorporation (a "Corporate Transaction"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options and/or SARs, either (i) make appropriate provision for the continuation of such Options and/or SARs by substituting on an equitable basis for the Shares then subject to such Options and/or SARs either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Grantees, provide that all Options and/or SARs must be exercised (either to the extent then exercisable or, at the discretion of the Committee or, upon a change of control of the Company, all Options and/or SARs being made fully exercisable for purposes of this Section 15.3), within a specified number of days of the date of such notice, at the end of which period the Options and/or SARs shall terminate; or (iii) terminate all Options and/or SARs in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options and/or SARs (either to the extent then exercisable or, at the discretion of the Committee, all Options and/or SARs being made fully exercisable for purposes of this Section 15.3) over the exercise price thereof.

      Unless an Award Agreement explicitly provides otherwise, with respect to outstanding grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock, the Committee or the Successor Board, shall either (i) make appropriate provisions for the continuation of such grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock by substituting on an equitable basis for the Shares then subject to such Restricted Stock, Restricted Stock Units and/or Unrestricted Stock either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Restricted Stock, Restricted Stock Units and/or Unrestricted Stock shall terminate; or (iii) terminate all grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Restricted Stock, Restricted Stock Units and/or Unrestricted Stock over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Restricted Stock and/or Restricted Stock Units.

         15.4. Reorganization Which Does Not Constitute a Change in Control.

      If the Company undergoes any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

         15.5. Adjustments.

      Adjustments under this Section 15 related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

         15.6. No Limitations on Company.

      The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

16.      GENERAL PROVISIONS

         16.1. Disclaimer of Rights.

      No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider, if applicable. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

         16.2. Nonexclusivity of the Plan.

      Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

         16.3. Withholding Taxes.

      The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option, or (iii) pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 16.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

         16.4. Captions.

      The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

         16.5. Other Provisions.

      Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

         16.6. Number and Gender.

      With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

         16.7. Severability.

      If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

         16.8. Governing Law.

      The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of New York, without regard to any choice of law principles thereof or of any other jurisdiction.

         16.9. Section 409A.

               16.9.1. Short-Term Deferrals.

      For each Award intended to comply with the short-term deferral exception provided for under Section 409A, the related Award Agreement shall provide that such Award shall be paid out by the later of (i) the 15th day of the third month following the Grantee's first taxable year in which the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company's first taxable year in which the Award is no longer subject to a substantial risk of forfeiture.

               16.9.2. Adjustments.

      To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain deferred compensation arrangements pursuant to Section 409A as a result of any provision of any Award, to the extent permitted by Section 409A, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The Board shall determine the nature and scope of such amendment.

               16.10. Stockholder Approval; Effective Date of Plan.

      The Plan shall be effective as of [insert date], the date of its approval by the Board (the "Effective Date"). Any Option that is designated as an Incentive Stock Option shall be a Non-qualified Stock Option if the Plan is not approved by the shareholders of the Company within twelve (12) months after the Effective Date of the Plan. No award that is intended to qualify as performance-based compensation within the meaning of section 162(m) of the Code shall be effective unless and until the Plan is approved by the stockholders of the Company.



                                                     CHINA PRECISION STEEL, INC.

                                                     By:
                                                           ---------------------
                                                     Name:
                                                           ---------------------
                                                     Title:
                                                           ---------------------

                                     ANNEX 5

                          AGREEMENT AND PLAN OF MERGER

         Agreement and Plan of Merger, dated as of _____, 2006, by and between OraLabs Holding Corp., a Colorado corporation (the "Company"), and China Precision Steel, Inc., a wholly-owned Delaware subsidiary of the Company newly-formed solely for the purpose of reincorporating the Company in the State of Delaware ("China Precision Steel").

         The Company owns all of the issued and outstanding shares of capital stock of China Precision Steel. In consideration of the mutual promises, covenants and agreements contained herein, the Company and China Precision Steel, intending to be legally bound, hereby agree as set forth below.

         1. Merger of the Company with and into China Precision Steel. At the Effective Time, as defined in Section 4 of this Agreement and Plan of Merger,
(a) the Company shall merge with and into China Precision Steel, (b) the separate existence of the Company shall cease to exist and (c) China Precision Steel shall be the surviving corporation in the merger ("China Precision Steel" or the "Surviving Corporation") and shall continue its existence under Delaware law (the "Merger").

         2. Certificate of Incorporation and Bylaws of the Surviving Corporation. The Certificate of Incorporation and Bylaws of China Precision Steel at the Effective Time shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation, respectively, subject to any future amendments or deletions thereto in accordance with applicable law.

         3. Cancellation, Conversion and Continuance of Shares.

            (a) China Precision Steel Shares. At the Effective Time, all shares of capital stock of China Precision Steel owned by the Company immediately prior to the consummation of the Merger shall be cancelled.

            (b) Company Shares. Each issued and outstanding share, and each share then held in the treasury, of the common stock of the Company shall, by virtue of the Merger and without any action on the part of the holder thereof, be automatically converted at the Effective Time into one share of common stock of China Precision Steel. The terms and conditions of each stock option and warrant to purchase shares of the Company's common stock outstanding immediately prior to the consummation of the Merger shall remain the same, except that such option or warrant shall be an option or warrant, as the case may be, to purchase shares of China Precision Steel common stock.

            The consummation of the Merger shall not be deemed a transaction that constitutes a "change of control," as such term is defined in the stock option plans or agreements of the Company under which options to purchase shares of its common stock have been granted. Accordingly, the terms of outstanding stock options of the Company shall not be affected as a result of the Merger.

            It will not be necessary for shareholders of the Company to exchange their existing stock certificates representing shares of common stock of the Company for stock certificates representing shares of China Precision Steel common stock. In the event, however, such shareholders decide to effect such an exchange, they shall receive shares of China Precision Steel common stock possessing, subject to differences in applicable law, the same general rights as the common stock of the Company.

            4. Approval, Filing and Effective Time. This Agreement and Plan of Merger shall be adopted and approved by the Company and China Precision Steel in the manner required by the Delaware General Corporation Law, as amended (the "DGCL"), and the Colorado Business Corporation Act, as amended (the "CBCA"). After this Agreement and Plan of Merger has been adopted and approved, and so long as it has not been terminated pursuant to Section 5 hereof, the Company and China Precision Steel, upon obtaining the requisite Company shareholder approval under the CBCA, shall file a certificate of merger with the Secretary of State of Colorado and a certificate of ownership and merger with the Secretary of State of the State of Delaware. The Merger shall become effective upon the filing of such certificate with the Secretary of State of Delaware (the "Effective Time").

            5. Amendment; Termination. This Agreement and Plan of Merger may be amended or terminated at any time prior to the Effective Time by action of the Board of Directors of both the Company and China Precision Steel, except as otherwise prohibited by the CBCA or the DGCL, notwithstanding the adoption or approval contemplated by Section 4 hereof.

            6. Further Assurances. From time to time, as and when required by the Surviving Corporation or its successors or assigns, there shall be executed and delivered on behalf of the Company such documents and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary to: (i) cause the Surviving Corporation to have its common stock registered with the Securities and Exchange Commission under Section 12(b) of the Securities Exchange Act of 1934, as amended, and to have its common stock listed on the NASDAQ Capital Market, (ii) vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company and (iii) otherwise carry out the purposes of this Agreement and Plan of Merger. The executive officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of the Company or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

            7. Service of Process; Appointment of Agent. The Surviving Corporation hereby agrees that it may be sued in the State of Colorado for any prior obligation of the Company, any prior obligation of any constituent foreign corporation qualified under Section 7-115-105 of the CBCA, and any obligations hereafter incurred by the Surviving Corporation, so long as any liability remains outstanding against the Company in the State of Colorado, and it hereby irrevocably appoints the Secretary of State of Colorado as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes.

         IN WITNESS WHEREOF, the Company and China Precision Steel have executed this Agreement and Plan of Merger as of the day and year first above written.


                                      ORALABS HOLDING CORP.
                                      (A Colorado corporation)

                                      By:
                                           ---------------------
                                      Name:
                                      Title:


                                      CHINA PRECISION STEEL, INC.
                                      (A Delaware corporation)

                                      By:
                                           ---------------------
                                      Name:
                                      Title:

                                     ANNEX 6

                          Certificate of Incorporation

                                       of

                           CHINA PRECISION STEEL, INC.


         FIRST: The name of the corporation is China Precision Steel, Inc. (the "Corporation").

         SECOND: The address of the Corporation's registered office in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle 19808. The name of its registered agent at that address is Corporation Service Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "Delaware Code").

         FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 62,000,000 shares of common stock, par value $0.001 per share and 8,000,000 shares of preferred stock, par value $.001 per share.

         FIFTH: The name and mailing address of the incorporator are Marian E. Gustafson, c/o Kirkpatrick & Lockhart Nicholson Graham LLP, 599 Lexington Avenue, New York, NY 10022-6030.

         SIXTH: (A) The Board shall have the power to adopt, amend and repeal the By-laws of the Corporation. The stockholders entitled to vote in the election of directors may adopt additional By-laws and may amend or repeal any By-law adopted by the Board.

                (B) Subject to the rights of the holders of any class or series of capital stock having a preference over the Common Stock as to dividends and/or upon liquidation, the number of directors that shall constitute the entire Board shall not be less than three (3) nor more than nine (9), with the actual number of directors to be determined from time to time by the Board pursuant to duly adopted resolutions of the Board.

         SEVENTH: Meetings of stockholders shall be held at such place, in or outside the State of Delaware, as may be designated by or in the manner provided in the By-laws of the Corporation or, if not so designated, as determined by the Board. Elections of directors need not be by written ballot except as and to the extent required by the By-laws of the Corporation.

         EIGHTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent that such elimination or limitation of liability is not permitted under the Delaware Code as in effect at the time of breach of such fiduciary duty. Any amendment, modification or repeal of this Article or of the Delaware Code shall not adversely affect any right or protection of a director of the Corporation with respect to any such breach of fiduciary duty occurring prior to the time of such amendment, modification or repeal.

         NINTH: (A) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the Delaware Code, each director and officer of the Corporation who was or is, or is threatened to be made, a party to or otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or a trustee, custodian, administrator, committeeman or fiduciary of any employee benefit plan, or a person serving another corporation, partnership, joint venture, trust, other enterprise or nonprofit entity in any of the foregoing capacities at the request of the Corporation (an "Authorized Representative"), against all expenses (including attorneys' fees and disbursements), liabilities, judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding, whether the basis of such person's involvement in the Proceeding is an alleged act or omission in such person's capacity as an Authorized Representative or in another capacity while serving in such capacity, or both. The Corporation shall be required to indemnify an incumbent or former director or officer in connection with a Proceeding initiated by such person only if and to the extent that such Proceeding was authorized by the Board or it is a civil suit by such person to enforce rights to indemnification or advancement of expenses.

                (B) The Corporation shall promptly pay all expenses (including attorneys' fees and disbursements) actually and reasonably incurred by a director or officer of the Corporation in defending or appearing (otherwise than as a plaintiff) in any Proceeding described in Paragraph (A) of this Article in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined by a final, unappealable judicial decision that such person is not entitled to be indemnified for such expenses under this Article or otherwise.

                (C) The Corporation shall have the power to indemnify, as determined by the Board in its discretion, any person who was or is, or is threatened to be made, a party to or otherwise involved in any Proceeding by reason of the fact that such person is or was an Authorized Representative, against all expenses (including attorneys' fees and disbursements), judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding, whether the basis of such person's involvement in the Proceeding is an alleged act or omission in such person's capacity as an Authorized Representative or in another capacity while serving in such capacity or both. The Corporation may, as determined by the Board in its discretion from time to time, pay expenses actually and reasonably incurred by any such person by reason of such person's involvement in such a Proceeding in advance of the final disposition of the Proceeding, to the fullest extent permitted by applicable law.

                (D) The rights to indemnification and advancement of expenses provided by or granted pursuant to this Article shall be presumed to have been relied upon by Authorized Representatives of the Corporation in serving or continuing to serve the Corporation, shall continue as to a person who ceases to be an Authorized Representative, shall inure to the benefit of the heirs, executors and administrators of such person, and shall be enforceable as contract rights. Such rights shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any statute, agreement, the Corporation's By-laws, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office or position. The Corporation may enter into contracts to provide any Authorized Representative with specific rights to indemnification and advancement of expenses, which contracts may confer rights and protections to the maximum extent permitted by applicable law. The Corporation may purchase and maintain insurance, borrow money, create trust funds, pledge, mortgage or create security interests in the assets of the Corporation, obtain letters of credit or use other means from time to time to ensure payment of such amounts as may be necessary to perform the Corporation's obligations under this Article or in any such contract, whether or not the Corporation would have the power to indemnify an Authorized Representative against such loss, liability and expenses. The Corporation may purchase such insurance from, or such insurance may be reinsured in whole or in part by, an insurer owned by or otherwise affiliated with the Corporation. The By-laws of the Corporation may contain additional provisions implementing and supplementing the provisions of this Article.

                (E) Any amendment, modification or repeal of this Article shall not adversely affect any right or protection of an Authorized Representative of the Corporation with respect to any act or omission occurring prior to the time of such amendment, modification or repeal.

         TENTH: Any action permitted or required to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, only if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of shares of the Common Stock having not less than the minimum number of votes that would be necessary to authorize or have such action at meeting at which all shares entitled to vote thereon were present and voted.

                  The undersigned incorporator makes this Certificate for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, and hereby declares and certifies that this is the act and deed of the undersigned and that the facts stated herein are true.



Date: July    , 2006
                                          -----------------------------------
                                          Marian E. Gustafson
                                          Sole Incorporator

                                     ANNEX 7




                                     BY-LAWS
                                       OF
                           CHINA PRECISION STEEL, INC.


                            (A Delaware corporation)

                             Adopted on July , 2006

                                     BY-LAWS
                                       OF
                           CHINA PRECISION STEEL, INC.

                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----

Article I. MEETINGS OF STOCKHOLDERS.........................................1
Section 1.1.      Place of Meetings.........................................1
Section 1.2.      Annual Meetings...........................................1
Section 1.3.      Special Meetings..........................................1
Section 1.4.      Notice of Meetings........................................1
Section 1.5.      Record Date...............................................1
Section 1.6.      Action Without Meeting....................................2
Section 1.7.      Nomination of Directors...................................2
Section 1.8.      Quorum and Voting.........................................2
Section 1.9.      Conduct of Meeting........................................3
Article II. DIRECTORS.......................................................3
Section 2.1.      Powers of Directors.......................................3
Section 2.2.      Number, Election and Term of Office.......................3
Section 2.3.      Vacancies.................................................3
Section 2.4.      Meetings of Directors.....................................3
Section 2.5.      Conduct of Meetings; Quorum; Voting.......................4
Section 2.6.      Action Without Meeting....................................4
Section 2.7.      Telephone Participation in Meetings.......................4
Section 2.8.      Committees of Directors...................................4
Section 2.9.      Removal...................................................4
Section 2.10.       Compensation............................................4
Section 2.11.       Manifestation of Dissent................................5
Article III. OFFICERS.......................................................5
Section 3.1.      Enumeration...............................................5
Section 3.2.      President..................................................
Section 3.3.      Vice President(s).........................................5
Section 3.4.      Secretary.................................................5
Section 3.5.      Treasurer.................................................5
Section 3.6.      Other Officers and Assistant Officers.....................6
Section 3.7.      Term and Compensation.....................................6
Section 3.8.      Vacancies.................................................6
Section 3.9.      Exercise of Rights as Stockholder.........................6
Article IV. WAIVERS OF NOTICE...............................................6
Article V. INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS................6
Section 5.1.      Mandatory Indemnification.................................6
Section 5.2.       Advancement of Expenses..................................7
Section 5.3.      Permissive Indemnification and Advancement of Expenses....7
Section 5.4.      Basis of Rights; Other Rights.............................7
Section 5.5.      Insurance.................................................7
Section 5.6.      Powers of the Board.......................................7
Section 5.7.      Definitions...............................................8
Article VI. CAPITAL STOCK...................................................8
Section 6.1.      Issuance of Stock.........................................8

Section 6.2.      Stock Certificates........................................8
Section 6.3.      Transfer of Stock.........................................8
Section 6.4.      Lost, Stolen, Destroyed, or Mutilated Certificates........8
Section 6.5.      Regulations...............................................9
Section 6.6.      Holders of Record.........................................9
Section 6.7.      Restriction on Transfer...................................9
Section 6.8.      Transfer Agent and Registrars.............................9
Section 6.9.      Closing of Books..........................................9
Article VII. GENERAL PROVISIONS.............................................9
Section 7.1.      Corporate Seal............................................9
Section 7.2.      Fiscal Year...............................................9
Section 7.3.      Authorization.............................................9
Section 7.4.      Financial Reports..........................................
Section 7.5.      Effect of By-laws........................................10
Article VIII. QUALIFICATIONS OF DIRECTORS AND OFFICERS.....................10
Section 8.1.      Definitions..............................................10
Section 8.2.      Qualifications...........................................10
Section 8.3.      Determinations of the Board of Directors.................10
Article IX. AMENDMENTS TO AND EFFECT OF BY-LAWS............................11
Section 9.1.      Force and Effect of By-Laws..............................11
Section 9.2.      Amendments to By-Laws....................................11

                               -------------------



                                     BY-LAWS
                                       OF
                           CHINA PRECISION STEEL, INC.



                               -------------------



                                   ARTICLE I.
                            MEETINGS OF STOCKHOLDERS

Section 1.1. Place of Meetings. Meetings of the stockholders of China Precision Steel, Inc. (the "Corporation") shall be held at such place in or outside the State of Delaware as shall be designated by the board of directors of the Corporation (the "Board") or the authorized person or persons calling the meeting.

Section 1.2. Annual Meetings. The annual meeting of the stockholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held after the close of the Corporation's fiscal year on such date and at such time as shall be designated by the Board.

Section 1.3. Special Meetings. Special meetings may be called for any purpose and at any time by the Chairman of the Board (the "Chairman"), the President (if there be one) or by any three members of the Board. Business transacted at each special meeting shall be confined to the purposes stated in the notice of such meeting.

Section 1.4. Notice of Meetings. A written notice stating the place, date and hour of each meeting and the purpose or purposes for which the meeting is called shall be given by, or at the direction of, the Secretary or the person or persons authorized to call the meeting to each stockholder of record entitled to vote at such meeting not less than ten (10) days nor more than sixty (60) days before the date of the meeting, unless a different period of time is required by applicable law in a particular case.

Section 1.5. Record Date. In order to determine the stockholders entitled to notice of, and to vote at, any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, the Board may fix, in advance, a record date that shall not be more than sixty
(60) nor less than ten (10) days before the scheduled date of such meeting and nor more than sixty (60) days prior to any other action. If no record date is fixed: (x) the record date for determining stockholders entitled to notice of, and to vote at, a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (y) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is delivered to the Corporation. A determination of stockholders of record entitled to notice of, and to vote at, a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

Section 1.6. Action Without a Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action that may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, in accordance with the provisions of the General Corporation Law of the State of Delaware (the "Delaware Code"), only if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the Corporation's outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Section 1.7. Nomination of Directors.

(A) General. Nominations for the election of directors may be made by the Board or a committee appointed by the Board or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice (a "Stockholder Nomination Notice") of such stockholder's intent to make such nomination or nominations has been delivered personally to, or been mailed to and received by the Secretary of the Corporation at, the principal executive offices of the Corporation, not less than 20 days nor more than 60 days prior to the meeting; provided, however, that, in the event that less than 30 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedure set forth in this Section 1.7(A).

(B) Stockholder Nomination Notice. Each Stockholder Nomination Notice shall set forth: (i) the name and address of the stockholder who or that intends to make the nomination and of the person or persons to be nominated; (ii) the class(es) and number(s) of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date shall then have been made publicly available) and of the date of the Stockholder Nomination Notice; (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iv) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (v) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission; and (vi) the consent of each nominee to serve as a director of the Corporation if so elected.

Section 1.8. Quorum and Voting. The holders of a majority of the shares of capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise expressly provided by the Delaware Code, the Certificate of Incorporation or these By-laws. If, however, such majority shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or by proxy, shall have the power, by the vote of the holders of a majority of the capital stock thereon, to adjourn the meeting from time to time, without notice other than announcement at the meeting (except as otherwise provided by the Delaware Code). At such adjourned meeting at which the requisite amount of shares of voting stock shall be represented, any business may be transacted that might have been transacted at the meeting as originally scheduled. At all meetings of the stockholders, each stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless such instrument lawfully provides for a longer period. At each meeting of the stockholders, each stockholder shall have one vote for each share of capital stock having voting power, registered in his or her name on the books of the Corporation at the record date fixed or otherwise determined in accordance with these By-laws. Except as otherwise expressly provided by the Delaware Code, the Certificate of Incorporation or these By-laws, all matters coming before any meeting of the stockholders shall be decided by the vote of a majority of the number of shares of stock present in person or represented by proxy at such meeting and entitled to vote thereat; provided, however, that a quorum shall be present. The directors shall be elected by the stockholders at the annual meeting or any special meeting called for such purpose.

Section 1.9. Conduct of Meeting. The Board, or, if the Board shall not have made the appointment, the Chairman presiding at any meeting of stockholders, shall have the power to appoint two or more persons to act as inspectors or tellers, to receive, canvass and report the votes cast by the stockholders at such meeting; provided, that no candidate for the office of director shall be appointed as inspector or teller at any meeting for the election of directors. The Chairman or, in his or her absence, the President, a Vice President or such other person as designated by the Board shall preside at all meetings of the stockholders, and the Secretary, or in his or her absence, the person whom the Chairman or, in his or her absence, the President, Vice President or such other person may appoint shall act as Secretary of the meeting and keep the minutes thereof.

                                   ARTICLE II.
                                    DIRECTORS

Section 2.1. Powers of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which shall exercise all powers that may be exercised or performed by the Corporation and that are not, by the Delaware Code, the Certificate of Incorporation or these By-laws, directed to be exercised or performed by the stockholders.

Section 2.2. Number, Election and Term of Office. The number of directors that shall constitute the whole Board shall not be less than three (3) nor more than nine (9) directors. Subject to the foregoing, the actual number of directors shall be determined from time to time by resolution of the Board. Directors need not be stockholders of the Corporation. The directors shall be elected by the vote of a majority of the shares held by the stockholders (in person or represented by proxy) at the annual meeting or any special meeting called for such purpose. Each director shall hold office until his or her successor shall be duly elected and qualified or until his or her earlier resignation or removal. A director may resign at any time upon written notice to the Corporation

Section 2.3. Vacancies. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of only those directors who were directors of the Corporation immediately prior to such vacancies or newly-created directorships, even though such directors may constitute less than a quorum, or by a sole remaining director. The occurrence of a vacancy that is not filled by action of the Board shall constitute a determination by the Board that the number of directors is reduced so as to eliminate such vacancy, unless the Board shall otherwise specify. When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. Any director so chosen to fill a vacancy or a newly-created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his/her successor shall be elected and qualified.

Section 2.4. Meetings of Directors. Regular meetings of the Board shall be held immediately following the annual meeting of stockholders for the purposes of appointing officers and at such time and place as the Board shall from time to time by resolution appoint, and no notice shall be required to be given of any such regular meeting. A special meeting of the Board may be called for any purpose by the Chairman or by any three directors by giving two (2) days' notice to each director by overnight courier, electronic mail, telegram, telefacsimile, telephone or other oral message, or by giving three (3) days' notice if given by depositing the notice in the United States mail, postage pre-paid. Such notice shall specify the time and place of the meeting, which may be by means of conference, telephone or any other means of communication by which all persons participating in the meeting are able to hear each other.

Section 2.5. Conduct of Meetings; Quorum; Voting. At meetings of the Board, the Chairman or, in his or her absence, the President or a designated Vice President, shall preside. Except as otherwise provided by these By-laws, a majority of the total number of directors determined by resolution of the Board shall constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board. Any business may be transacted at any meeting at which every director shall be present, even though the directors may not have had any advance notice of such meeting.

Section 2.6. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 2.7. Telephone Participation in Meetings. Members of the Board, or any committee thereof, may participate in a meeting of the Board or such committee by means of conference, telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

Section 2.8. Committees of Directors. By resolutions adopted by a majority of the entire Board, the Board may designate an Executive Committee and one or more other committees, each such committee to consist of one or more directors of the Corporation (other than the Audit Committee, which shall consist of at least three independent directors, and the Nominating/Corporate Governance Committee and the Compensation Committee, each of which shall consist entirely of independent directors, as such term is defined in the NASDAQ Rules). Notwithstanding the foregoing, the Executive Committee shall have no more than three directors and such directors may exercise all the powers and authority of the entire Board in the management of the business and day-to-day affairs of the Corporation without the necessity of a meeting or approval of the entire Board (except as otherwise expressly limited by applicable law). Each such committee shall have such powers and authority of the Board as may be provided from time to time in resolutions adopted by a majority of the entire Board. The requirements with respect to the manner in which the Executive Committee and each such other committee shall hold meetings and take actions shall be set forth in the resolutions of the Board designating the Executive Committee or such other committee.

Section 2.9. Removal. A director may be removed, by the holders of a majority of the shares of capital stock entitled to vote for the election of directors, with "cause" only, as such term is generally used and defined under the Delaware Code. Directors may not be removed, with or without "cause", by action of the Board.

Section 2.10. Compensation. The directors shall receive such compensation for their services as may be authorized by resolution of the Board and shall be reimbursed by the Corporation for ordinary and reasonable expenses incurred in the performance of their duties as such. Subject to applicable law, nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

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Section 2.11. Manifestation of Dissent. A director of the Company who is present at a meeting of the Board or committee thereof at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he shall file his or her written dissent to such action.

                                  ARTICLE III.
                                    OFFICERS

Section 3.1. Enumeration. The officers of the Corporation that the Board shall seek to appoint at its regular meeting following each annual stockholders' meeting may consist of a president, such number of vice presidents (if any) as the Board shall from time to time appoint, a secretary, a treasurer, and such other officers (if any) as the Board shall from time to time appoint. The Board may at any time elect one of its members as Chairman of the Board, who shall preside at meetings of the Board and of the stockholders and shall have such powers and perform such duties as shall from time to time be prescribed by the Board. Any two or more offices may be held by the same person.

Section 3.2. President. The President shall be the chief executive officer of the Corporation. Subject only to the authority of the Board, he or she shall have general charge and supervision over, and responsibility for, the business and affairs of the Corporation. Unless otherwise directed by the Board, all other officers shall be subject to the authority and supervision of the President. The President may enter into and execute in the name of the Corporation contracts or other instruments in the regular course of business or contracts or other instruments not in the regular course of business that are authorized, either generally or specifically, by the Board. The President shall also have such other powers and perform such other duties as are incident to the office of the president of a corporation or as shall from time to time be prescribed by the Board. In the event that there is no President, the Board may allocate the duties and powers set forth in this Section 3.2 among such other officers as the Board in its discretion shall determine.

Section 3.3. Vice President(s). The Vice President or, if there shall be more than one, the Vice Presidents, in the order of their seniority unless otherwise specified by the Board, shall have such powers and perform such duties as shall from time to time be prescribed by the Board and/or the President or by such other person or persons as may be designated by the Board.

Section 3.4. Secretary. The Secretary shall record the proceedings of the meetings of the stockholders and the Board in a book to be kept for that purpose, and shall give notice as required by applicable law or these By-laws of all such meetings. The Secretary shall have custody of the seal of the Corporation and custody of all books, records and papers of the Corporation, except such as shall be in the charge of the Treasurer or of some other person authorized or directed to have custody and possession thereof by resolution of the Board. The Secretary may, together with the President or such other person as may be designated by the Board, execute on behalf of the Corporation any contract that has been approved by the Board. The Secretary shall also have such other powers and perform such other duties as are incident to the office of the secretary of a corporation or as shall from time to time be prescribed by the Board or the President or by such other person or persons as may be designated by the Board.

Section 3.5. Treasurer. The Treasurer shall keep, or cause to be kept, full and accurate accounts of the receipts and disbursements of the Corporation in books belonging to the Corporation, shall have the custody of the funds of the Corporation and shall deposit all moneys and other valuable effects of the Corporation in the name and to the credit of the Corporation in such depositories as may be designated by the Board, and shall also have such other powers and perform such other duties as are incident to the office of the treasurer of a corporation or as shall from time to time be prescribed by the Board or the President or by such other person or persons as may be designated by the Board.

Section 3.6. Other Officers and Assistant Officers. The powers and duties of each other officer or assistant officer who may from time to time be chosen by the Board shall be as specified by, or pursuant to authority delegated by, the Board at the time of the appointment of such other officer or assistant officer or from time to time thereafter. In addition, each officer designated as an assistant officer shall assist in the performance of the duties of the officer to which he or she is assistant, and shall have the powers and perform the duties of such officer during the absence or inability to act of such officer.

Section 3.7. Term and Compensation. Officers shall be appointed by the Board from time to time, to serve at the pleasure of the Board and subject to any employment or similar agreements. Each officer shall hold office until his or her successor is duly appointed and qualified, or until his or her earlier death, resignation or removal. The compensation of all officers shall be fixed by, or pursuant to authority delegated by, the Board from time to time.

Section 3.8. Vacancies. In case any office shall become vacant, the Board may fill such vacancy. In case of the absence or disability of any officer, the Board may delegate the powers or duties of any officer to another officer or a director for such time to be determined by the Board.

Section 3.9. Exercise of Rights as Stockholder. Unless otherwise ordered by the Board, the President or a Vice President thereunto duly authorized by the President or the Board, shall have full power and authority on behalf of the Corporation to attend and to vote at any meeting of stockholders of any corporation in which this Corporation may hold stock, and may exercise on behalf of this Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting, and shall have power and authority to execute and deliver proxies and consents on behalf of this Corporation in connection with the exercise by this Corporation of the rights and powers incident to the ownership of such stock. The Board, from time to time, may confer like powers upon any other person or persons.

                                  ARTICLE IV.
                                WAIVERS OF NOTICE

Any notice required to be sent by these By-Laws, the Certificate of Incorporation or the Delaware Code may be waived in writing by any person entitled to notice. The waiver or waivers may be executed either before or after the event with respect to which notice is waived. Each director or stockholder attending a meeting without protesting the lack of proper notice, prior to its conclusion, shall be deemed conclusively to have waived notice of the meeting.

                                   ARTICLE V.
                INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

Section 5.1. Mandatory Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent now or hereafter permitted by applicable law, each director or officer of the Corporation who was or is, or is threatened to be made, a party to or otherwise involved in any Proceeding (hereinafter defined) by reason of the fact that such person is or was an Authorized Representative (hereinafter defined), against all expenses (including attorneys' fees and disbursements), liabilities, judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding, whether the basis of such person's involvement in the Proceeding is an alleged act or omission in such person's capacity as an Authorized Representative or in another capacity while serving in such capacity, or both. The Corporation shall be required to indemnify an incumbent or former director or officer in connection with a Proceeding initiated by such person only if and to the extent that such Proceeding was authorized by the Board or it is a civil suit by such person to enforce rights to indemnification or advancement of expenses.

Section 5.2. Advancement of Expenses. The Corporation shall promptly pay all expenses (including attorneys' fees and disbursements) actually and reasonably incurred by an incumbent or former director or officer of the Corporation in defending or appearing (otherwise than as a plaintiff) in any Proceeding described in Section 5.1 hereof in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined by a final, unappealable judicial decision that such person is not entitled to be indemnified for such expenses under this Article or otherwise.

Section 5.3. Permissive Indemnification and Advancement of Expenses. The Corporation may, as determined by the Board in its discretion, from time to time indemnify any person who was or is, or is threatened to be made, a party to or otherwise involved in any Proceeding by reason of the fact that such person is or was an Authorized Representative, against all expenses (including attorneys' fees and disbursements), judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding, whether the basis of such person's involvement in the Proceeding is an alleged act or omission in such person's capacity as an Authorized Representative or in another capacity while serving in such capacity or both. The Corporation may, as determined by the Board in its discretion from time to time, pay expenses actually and reasonably incurred by any such person by reason of such person's involvement in such a Proceeding in advance of the final disposition of the Proceeding.

Section 5.4. Basis of Rights; Other Rights. The rights to indemnification and advancement of expenses provided by or granted pursuant to this Article shall be presumed to have been relied upon by Authorized Representatives in serving or continuing to serve the Corporation, shall continue as to a person who ceases to be an Authorized Representative, shall inure to the benefit of the heirs, executors and administrators of such person, and shall be enforceable as contract rights. Such rights shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Delaware Code, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office or position. Any amendment, modification or repeal of this Article shall not adversely affect any right or protection of an Authorized Representative with respect to any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 5.5. Insurance. The Corporation may purchase and maintain insurance on behalf of each incumbent or former director and officer against any liability asserted against or incurred by such person in any capacity, or arising out of such person's status as an Authorized Representative, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article. The Corporation shall not be required to maintain such insurance if it is not available on terms satisfactory to the Board or if, in the business judgment of the Board, either (i) the premium cost for such insurance is substantially disproportionate to the amount of coverage or (ii) the coverage provided by such insurance is so limited by exclusions and/or limitations that there is insufficient benefit from such insurance. The Corporation may purchase and maintain insurance on behalf of any person referred to in Section 5.3 hereof against any liability asserted against or incurred by such person in any capacity, or arising out of such person's status as an Authorized Representative, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article. The Corporation may purchase such insurance from, or such insurance may be reinsured in whole or in part by, an insurer owned by or otherwise affiliated with the Corporation.

Section 5.6. Powers of the Board. The Corporation may enter into contracts to provide any Authorized Representatives with specific rights to indemnification and advancement of expenses, which contracts may confer rights and protections to the maximum extent permitted by applicable law. The Board, without approval of the stockholders, shall have the power to borrow money on behalf of the Corporation, including the power to create trust funds, pledge, mortgage or create security interests in the assets of the Corporation, obtain letters of credit or use other means, from time to time, to ensure payment of such amounts as may be necessary to perform the Corporation's obligations under this Article or any such contract.

Section 5.7. Definitions. For the purposes of this Article:

(A) Proceeding. "Proceeding" means a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(B) Corporation. References to "the Corporation" include, in addition to the resulting or surviving corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, which, if its separate existence had continued, would have had power and authority to indemnify its Authorized Representatives, so that any person who is or was an Authorized Representative of such constituent corporation shall stand in the same position under this Article with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(C) Authorized Representative. "Authorized Representative" means a director, officer, employee or agent of the Corporation, or a trustee, custodian, administrator, committeeman or fiduciary of any employee benefit plan, or a person serving another corporation, partnership, joint venture, trust, other enterprise or non-profit entity in any of the foregoing capacities at the request of the Corporation.

                                   ARTICLE VI.
                                  CAPITAL STOCK

Section 6.1. Issuance of Stock. Shares of capital stock of any class now or hereafter authorized, securities convertible into or exchangeable for such stock, or options or other rights to purchase such stock or securities may be issued or granted in accordance with authority granted by resolution of the Board.

Section 6.2. Stock Certificates. The Board shall adopt a form of stock certificate for shares of the capital stock of the Corporation, which shall be signed by the President or a Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary and may be sealed with the seal of the Corporation. All such certificates shall be numbered consecutively, and the name of the person owning the shares represented thereby, with the number of such shares and the date of issue, shall be entered on the books of the Corporation. If certificates are signed by a transfer agent, acting on behalf of the Corporation or registrar, the signatures of the officers of the Corporation may be by facsimile.

Section 6.3. Transfer of Stock. Shares of capital stock of the Corporation shall be transferred only on the books of the Corporation, by the holder of record in person or by the holder's duly authorized representative, upon surrender to the Corporation of the certificate for such shares duly endorsed for transfer, together with such other documents (if any) as may be required to effect such transfer.

Section 6.4. Lost, Stolen, Destroyed, or Mutilated Certificates. New stock certificates may be issued to replace certificates alleged to have been lost, stolen, destroyed or mutilated, upon such terms and conditions, including proof of loss or destruction, and the giving of a satisfactory bond or other form of indemnity, as the Board from time to time may determine.

Section 6.5. Regulations. The Board shall have the power and authority to make all such rules and regulations not inconsistent with these By-laws as it may deem expedient concerning the issue, transfer and registration of shares of capital stock of the Corporation.

Section 6.6. Holders of Record. The Corporation shall be entitled to treat the holder of record of any share or shares of capital stock of the Corporation as the holder and owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or right, title or interest in, such share or shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof, except as otherwise provided by applicable law.

Section 6.7. Restriction on Transfer. A restriction on the hypothecation, transfer or registration of the shares of the Corporation may be imposed either by these By-laws or by an agreement among any number of stockholders or such holders and the Corporation. No restriction so imposed shall be binding with respect to those securities issued prior to the adoption of the restriction unless the holders of such securities are parties to an agreement or voted in favor of the restriction.

Section 6.8. Transfer Agent and Registrars. The Board shall have the power to appoint one or more transfer agents and registrars for the transfer and registration of certificates of stock of any class, and may require that stock certificates be countersigned and registered by one or more of such transfer agents and registrars.

Section 6.9. Closing of Books. The Board shall have the power to close the stock transfer books of the Corporation for a period not exceeding sixty (60) days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect; provided, that, in lieu of closing the stock transfer books, the Board may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of stockholders, or the date for payment of any dividend or the date for allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of stockholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividends, or any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, and in such case only stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or allotment of rights, or exercise such rights, as the case may be, and notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as herein provided.

                                  ARTICLE VII.
                               GENERAL PROVISIONS

Section 7.1. Corporate Seal. The Corporation may adopt a seal in such form as the Board shall from time to time determine.

Section 7.2. Fiscal Year. The fiscal year of the Corporation shall be as designated by the Board from time to time.

Section 7.3. Authorization. All checks, notes, vouchers, warrants, drafts, acceptances and other orders for the payment of moneys of the Corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

Section 7.4. Financial Reports. Subject to applicable law, financial statements or reports shall not be required to be sent to the stockholders of the Corporation, but may be so sent in the discretion of the Board, in which event the scope of such statements or reports shall be within the discretion of the Board, and such statements or reports shall not be required to have been examined by or to be accompanied by an opinion of an accountant or firm of accountants.

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Section 7.5. Effect of By-laws. No provision in these By-laws shall vest any property right in any stockholder.

                                 ARTICLE VIII.
                    QUALIFICATIONS OF DIRECTORS AND OFFICERS

Section 8.1. Definitions. For purposes of this Article VIII, the following terms shall have the following meanings:

(a) "Affiliate," "Associate" and "control" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(b) "Principal Party" shall mean any person or entity that, pursuant to an agreement, understanding or otherwise, is represented by another person.

(c) "Regulatory Approvals" shall mean any governmental or regulatory approvals, agreements, permits, licenses or registrations of the Corporation or any of its subsidiaries necessary for the conduct of its business.

Section 8.2. Qualifications. No person shall serve as a director or officer of the Corporation or shall be elected or appointed to serve in any such capacity if, in the good faith judgment of the Board (by majority vote), there is a reasonable likelihood that service by such person as a director or officer (whether based on the qualifications of such person or on the qualifications of any Affiliate, Associate or Principal Party of such person) will result in (i) the loss of any existing Regulatory Approvals, (ii) the inability of the Corporation or any subsidiary to renew any Regulatory Approvals or (iii) the inability of the Corporation or any subsidiary to obtain new Regulatory Approvals.

Section 8.3. Determinations of the Board of Directors. Any determination by the Board with respect to the qualifications of any persons to serve as a director or officer of the Corporation pursuant to this Article VIII, whether based on the qualifications of such person or the qualifications of any Affiliate, Associate or Principal Party of such person, shall, among other things, take into account the involvement of any of such persons in legal actions or proceedings or governmental investigations. Persons, or their Affiliates, Associates or Principal Parties, covered by Section 8.2 shall include, but shall not be limited to, any (i) directors, officers or employees of the Corporation or its subsidiaries whose actions the Board has determined in good faith were detrimental to the maintenance, renewal or acquisition of the Regulatory Approvals, whether they resigned or were dismissed for cause, (ii) persons or entities who were convicted in criminal proceedings or are named defendants of pending criminal proceedings (excluding minor offenses) regulated by any federal, state or local governmental agency or (iii) persons or entities who are subject to any order, judgment, decree or debarment, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or governmental or regulatory authority, permanently or temporarily enjoining them from, or otherwise limiting such person or entity from engaging in, any type of business practice relating to any other business regulated by any federal, state or local governmental agency.

                                  ARTICLE IX.
                       AMENDMENTS TO AND EFFECT OF BY-LAWS

Section 9.1. Force and Effect of By-Laws. These By-Laws are subject to the provisions of the Delaware Code and the Corporation's Certificate of Incorporation, as it may be amended from time to time. If any provision in these By-Laws is inconsistent with a provision in the Delaware Code or the Certificate of Incorporation, the provision of the Delaware Code or the Certificate of Incorporation shall govern.

Section 9.2. Amendments to By-Laws. These By-Laws may be amended or repealed and new By-Laws may be adopted by the stockholders and/or the Board. Any By-Laws adopted, amended or repealed by the Board may be amended or repealed by the stockholders.

                                     ANNEX 8

                             TAX INDEMNITY AGREEMENT

         This Tax Indemnity Agreement ("Agreement") is dated for reference purposes only __________________, 2006, and is by and between OraLabs, Inc., a Colorado corporation ("OraLabs"), China Specialty Steel, Inc., formerly known as OraLabs Holding Corp. a Colorado corporation ("Holding") and Partner Success Holdings Limited, a British Virgin Islands international business company ("PSHL").

         WHEREAS, Holding and PSHL entered into a Stock Exchange Agreement (the "Exchange Agreement") dated as of May 31, 2006, as amended by First Amendment to Stock Exchange Agreement ("First Amendment") under which, among other things, PSHL became on even date herewith (the "Closing Date") a wholly-owned subsidiary of Holding in consideration for the issuance to the principals of PSHL and their designees of controlling ownership of Holding; and

         WHEREAS, under the Exchange Agreement, such acquisition of the ownership of PSHL was followed immediately on the Closing Date by the redemption by Holding of all of the stock of Holding owned individually by Gary H. Schlatter ("Schlatter") in exchange for the conveyance to Schlatter of all of the stock of OraLabs owned by Holding (the "Redemption Transaction"); and

         WHEREAS, the parties agree that the Redemption Transaction is a taxable transaction under the Internal Revenue Code of 1986, as amended, (the "Code"), calculated upon the excess, if any, of the value of OraLabs ("OraLabs Value") on the Closing Date over Holding's basis in the OraLabs' common stock owned by Holding immediately prior to the distribution of those shares of common stock to Schlatter (the "Basis"), and that income taxes assessed by a State may also be payable with respect to the Redemption Transaction; and

         WHEREAS, on the Closing Date, OraLabs estimated that the Basis is $________________ and the OraLabs Value is $_________________, (as determined from a fairness opinion from Capitalink, L.C.); and

         WHEREAS, on the Closing Date, the Spinoff Tax Liability (defined below) was estimated to be $________, and to pay the same, OraLabs purchased shares of common stock from Holding for the total purchase price of $________________, [and paid to Holding an additional sum of $____________ (the "Cash Payment")] (collectively, the "Estimated Tax") plus a Gross-Up Amount (as defined in
Section 5B below) on the Cash Payment, to provide the public company with the funds to pay the Estimated Tax and taxes thereon; and

         WHEREAS, Holding and PSHL have required an indemnity from OraLabs to the extent that the amount of Spinoff Tax Liability owing with respect to the Redemption Transaction is Finally Determined to be more than the Estimated Tax, and OraLabs is willing to provide an indemnity in accordance with the provisions of this Agreement.

         NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties, the parties agree as follows:

         1. For the purposes of this Agreement, the capitalized terms set forth below have the meanings set forth in this Section:

            1.1 "Final Determination" or "Finally Determined" means with respect to any liability for Taxes for any period, (a) a final, unappealable decision by a court of competent jurisdiction, (b) the expiration of applicable statutes of limitations on assessment of Taxes or filing of claims for refund, (c) the execution of a closing agreement under section 7121 of the Code or the acceptance by the IRS of an offer in compromise pursuant to section 7122 of the Code (or similar agreements with tax authorities entered into under applicable state or local tax law), but excluding any agreement or compromise that reserves (whether by its terms or by operation of law) the right of the taxpayer to file a claim for refund and/or the right of the Taxing Authority to assert a further deficiency, or (d) any other final, irrevocable and unappealable determination of Taxes for such period.

            1.2 "IRS" means the United States Internal Revenue Service or any successor thereto.

            1.3 "Income Tax" or "Income Taxes" means Taxes based upon or measured by net income.

            1.4 "Income Tax Return" means a Tax Return relating to the payment or receipt of any refund of any Income Tax.

            1.5 "Neutral Auditors" means a firm of nationally or regionally recognized independent accountants who shall not have had a material relationship with OraLabs, Holding or PSHL.

            1.6 "Preclosing Taxable Period" means a Taxable Year that ends on or before the Closing Date.

            1.7 "Spinoff Tax Liability" means the excess of the OraLabs Value over the Basis multiplied by 34% plus the state income tax rate, if applicable.

            1.8 "Tax" or "Taxes" means any taxes imposed by any federal, state or local government or agency thereof within the United States.

            1.9 "Tax Practices" means the most recently applied policies, procedures and practices employed by Holding in the preparation and filing of, and positions taken on, any Tax Returns of Holding for any Preclosing Taxable Period.

            1.10 "Tax Return" means all returns and other filings relating to, or required to be filed by any taxpayer in connection with, the payment or receipt of any refund of any Income Tax.

            1.11 "Taxable Year" means a taxable year (which may be shorter than a full calendar or fiscal year) or similar period with respect to which any Tax may be imposed.

            1.12 "Taxing Authority" means the IRS or any other governmental authority responsible for the administration of any Tax.

         2. Holding has the responsibility to file the Income Tax Return(s) that will report the Redemption Transaction for the Taxable Year during which the Closing Date occurs. Holding will prepare the Tax Return(s) with respect thereto in a manner consistent with past Tax Practices except as otherwise required by changes in applicable law or material underlying facts. Holding will report the Redemption Transaction in the Income Tax Return(s) for said Taxable Year and agrees that the basis in its OraLabs stock and the value of OraLabs will be reported as the Basis and OraLabs Value stated above. However, the Basis calculation (but not the OraLabs Value) may be adjusted as required by changes in applicable law or material underlying facts, or by a determination by Holding after Holding's compliance with Section 4 below of a different amount of Basis. The parties agree that OraLabs has no indemnity obligation with respect to the amount of Income Tax owed with respect to the Redemption Transaction except to the extent that the amount of Spinoff Tax Liability exceeds the Estimated Tax. Prior to Holding's filing any Income Tax Return that reports the Redemption Transaction, Holding will comply with the provisions of Section 4 of this Agreement, and if the amount of Basis reported in said Income Tax Return is lower than the Basis used to compute the Estimated Tax, OraLabs will pay to Holding, within 30 days after filing the Income Tax Return, the additional amount of Estimated Tax calculated upon the lower Basis, plus the applicable Gross-Up Amount defined in Section 5B. If the amount of Basis reported in said Income Tax Return is higher than used to calculate the Estimated Tax at Closing, then to the extent of any Cash Payment (and Gross-Up Amount thereon) made at Closing, Holding will refund to OraLabs an amount equal to the sum of the overpayment portion of the Cash Payment made at Closing, plus the applicable Gross-Up Amount on the refunded amount.

         3. In the event that Holding does not comply with its obligations under this Agreement, then notwithstanding any provision of this Agreement to the contrary, OraLabs will be relieved of all of its indemnity obligations under this Agreement.

         4. OraLabs will cooperate and assist Holding in the preparation and filing of all Tax Returns required to be filed for Holding after the date hereof that relate to a Preclosing Taxable Period. At least 45 days prior to the filing of any Tax Return (including amendments thereto) for Holding for a Preclosing Taxable Period, Holding will provide OraLabs with a copy of those portions of the proposed Tax Return that relate to the Redemption Transaction and/or any Tax claimed to be payable in connection therewith, and OraLabs will have the right to review all related work papers prior to the filing of any such Tax Return. Holding will consult with OraLabs regarding its comments with respect to such portions of the Tax Returns, will in good faith consult with OraLabs in an effort to resolve any differences with respect to the preparation and accuracy of such portions of the Tax Returns and their consistency with past Tax Practices, and will consider OraLabs' recommendations for alternative positions with respect to items reflected on such portions of the Tax Returns.

         5. A. Subject to the provisions of this Agreement, OraLabs agrees to indemnify and hold harmless Holding and PSHL, and their respective officers, agents and directors, from and against any obligation of Holding to pay an amount of federal and state (if applicable) Income Tax attributable to the Redemption Transaction in an amount equal to the excess of the Spinoff Tax Liability over the Estimated Tax. However, the parties agree that the amount of Spinoff Tax Liability will be determined without regard to the actual Income Tax that may be payable by Holding for any Taxable Year. Provided that Holding and PSHL comply with their obligations under this Agreement, OraLabs will pay to Holding the amount indemnified hereunder that is due with the filing of the Tax Return that reports the Redemption Transaction, or that results from a Final Determination that an indemnified amount is due with respect to the Redemption Transaction. If an amount representing state Income Tax is payable by OraLabs to Holding under this paragraph, the amount of federal Income Tax payable by Holding will give effect to any reduction of federal taxes due to the payment of state taxes.

            B. The parties agree that any payment made to Holding under Section 5A above will be a taxable transaction to Holding. OraLabs agrees that when it pays the amount ("Tax Amount") of indemnified Spinoff Tax Liability required to be paid under Section 5A, it will simultaneously pay to Holding an amount (a "Gross-Up Amount") that will enable Holding to net the amount of the Tax Amount after paying United States federal and any state income tax due (giving effect to any reduction of federal taxes due to the payment of state taxes) with respect to OraLabs' payment to Holding of the Tax Amount. The Gross-Up Amount shall be calculated by using a 34% federal income tax rate plus the state income tax rate, if applicable and shall be determined without regard to the actual Income Tax that may be payable with respect to such Tax Amount. The parties agree that the payment made by OraLabs to Holding under the preceding sentence will be deemed to be in full satisfaction of any Income Tax that may be payable by Holding that arises from OraLabs' payment of the Tax Amount, and shall be a full and final settlement between the parties.

         6. Holding and OraLabs will endeavor in good faith to resolve any dispute under this Agreement, including without limitation any dispute about a reporting position in connection with the Redemption Transaction. If any such dispute is not so resolved, then either party may deliver to the other a written notice detailing such party's objections. If the parties are unable to resolve the dispute within 15 days after such notice is given, then either party shall have the right to refer the dispute for resolution to Neutral Auditors selected by the parties within 10 days after the expiration of such 15-day period. If the parties do not agree upon the Neutral Auditors within that time, then either party has the right to request that the American Arbitration Association appoint the Neutral Auditors, and any costs in connection therewith will be shared equally by the parties. Each party agrees to execute, if requested by the Neutral Auditors, a reasonable engagement letter. All fees and expenses relating to the work, if any, to be performed by the Neutral Auditors shall be borne equally by the parties. The Neutral Auditors shall act as an arbitrator to determine, based solely on presentations by OraLabs and Holding, and not by independent review, only those issues that remain in dispute between the parties. The Neutral Auditors' determination shall be made within 30 days of such firm's selection, shall be set forth in a written statement delivered to the parties, and shall be final, binding and conclusive.

         7. A. In the event that Holding is notified of any audit, examination or other controversy (any such proceeding will be referred to as a "Proceeding") before a Taxing Authority with respect to the amount of Income Tax due from the Redemption Transaction, Holding will within 15 business days thereafter give written notice to OraLabs of the Proceeding. The notification required by this Section must include, insofar as relevant to the Redemption Transaction, copies of any correspondence between the Taxing Authority and Holding and, as applicable, written summaries of any oral communications, as well as a detailed statement of the reasons why Holding believes that the Proceeding may result in an indemnification obligation under this Agreement. To the extent known by Holding, the notice will also include a calculation of the estimated amount of Spinoff Tax Liability in excess of the Estimated Tax that may be payable.

            B. Holding and OraLabs will comply with the provisions of Section 4 with respect to any Proceeding described in the previous paragraph. Holding will deliver to OraLabs copies of any correspondence between the Taxing Authority and Holding and, as applicable, written summaries of any subsequent oral communications, that occur throughout the course of the Proceeding, , insofar as relevant to the Redemption Transaction. OraLabs will have ultimate control over whether to settle a Proceeding, the amount of any settlement, and whether to challenge the Proceeding until a Final Determination, but only to the extent that the Proceeding relates to the Redemption Transaction. Holding will execute a power of attorney to facilitate OraLabs' direct communications with the Taxing Authority. In no event will Holding or PSHL take any action with any Taxing Authority that Holding or PSHL could reasonably foresee would have a material and adverse effect upon any indemnification obligation of OraLabs under this Agreement.

            C. OraLabs will reimburse Holding for its reasonable costs and fees incurred in connection with the conduct and resolution of a Proceeding, but if the Proceeding involves any Tax matter other than the Redemption Transaction, the obligation of OraLabs under this sentence will only apply to the reasonable costs and fees incurred by Holding that relate to the Redemption Transaction. Promptly upon resolution of the Proceeding, the parties will in good faith seek to agree upon how the costs and fees incurred by Holding will be allocated on the one hand to OraLabs and on the other hand to Holding. If the parties do not agree upon the allocation, then either party may deliver to the other a written notice detailing such party's objections. Thereafter, the resolution procedure in Section 6 above will be undertaken to resolve the disagreement. The Neutral Auditors will act as an arbitrator to determine, based solely on presentations by OraLabs and Holding, and not by independent review, the allocation of the costs and fees, and the Neutral Auditors shall (i) assess to OraLabs the costs and fees that are found to be solely attributable to the Reimbursement Transaction, (ii) assess to Holding the costs and fees that are found to be solely attributable to matters other than the Redemption Transaction, and (iii) allocate the costs and fees incurred in the Proceeding in general, not specifically allocable to a specific Tax matter that is addressed in the Proceeding, as determined to be appropriate.

         8. Holding shall retain all Tax Returns relating to the Redemption Transaction and any Proceeding involving the Redemption Transaction, and all books, records, schedules, work papers and other documents relating thereto, until the expiration of the later of (i) all applicable statutes of limitations (including any waivers or extensions thereof), and (ii) any retention period required by law or pursuant to any record retention agreement. OraLabs has the right to review and copy any of such books and records of the Proceeding relating to the Redemption Transaction from time to time upon reasonable advance notice to Holding. Holding shall notify OraLabs in writing of any waivers, extensions or expirations of applicable statutes of limitations, and shall provide at least 30 days prior written notice of any intended destruction of the documents referred to in the preceding sentence. Holding shall not dispose of any of the foregoing materials without first obtaining the written approval of OraLabs, which may not be unreasonably withheld.

         9. Except as required by law or with a prior written consent of the other parties, all Tax Returns, documents, schedules, work papers and similar items and all information contained therein, which Tax Returns and other materials are within the scope of this Agreement, shall be kept confidential by the parties and their representatives, shall not be disclosed to any other person or entity and shall be used only for the purposes provided in this Agreement.

        10. This Agreement contains the entire agreement among the parties with respect to the indemnification by OraLabs of Taxes arising from the Redemption Transaction. In the event of a conflict between any provision of this Agreement and any provision of the Exchange Agreement, First Amendment, or Indemnification Agreement attached to the First Amendment, the provision of this Agreement controls. Notices under this Agreement shall be given only in the same manner described in the Indemnification Agreement attached to the First Amendment, to the addresses specified therein or to such other address as any party may designate by proper written notice to the other.

        11. The Parties agree that this Agreement shall be construed in accordance with the laws of the State of Colorado and that exclusive jurisdiction and venue for any controversy, claim or suit arising out of or connected with this Agreement shall be in the courts located in Denver, Colorado. This Agreement may be executed in counterparts, each such counterpart being deemed to be an original instrument, and all of such counterparts shall together constitute one and the same instrument. Facsimile signatures will be accepted as originals.

        12. This Agreement may be amended only by written agreement executed and delivered by all of the parties. This Agreement is solely for the benefit of the parties to this Agreement and shall not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right. Except as otherwise stated in this Agreement, each party agrees to pay its own costs and expenses (including without limitation attorneys fees) resulting from the fulfillment of its respective obligations hereunder. Any ambiguities in this Agreement shall be resolved without regard to which party drafted this Agreement.

        13. The parties acknowledge that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. The parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction. Any such remedy shall be in addition to any other remedy available at law or in equity.

  [Remainder of page intentionally left blank. Signatures on following page.]

ORALABS HOLDINGS CORP., a Colorado         PARTNER SUCCESS HOLDINGS LIMITED, a
corporation                                British Virgin Islands international
                                           business company

By:
    -------------------------------------
    _______________, Authorized Director
                                           By:
Date:                                         ----------------------------------
     ------------------------------------     Wo Hing Li, President and CEO

                                           Date:
                                              ----------------------------------

ORALABS, INC., a Colorado corporation

By:
   --------------------------------------
   Gary H. Schlatter, President

Date:
     ------------------------------------

                              ORALABS HOLDING CORP.
                              18685 E. PLAZA DRIVE
                             PARKER, COLORADO 80134

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ORALABS
                                 HOLDING CORP.

         The undersigned stockholder of OraLabs Holding Corp., a Colorado corporation, (the "Company" or "OraLabs"), hereby appoints Michael I. Friess and Gary H. Schlatter, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent, and to vote as designated in this Proxy, all of the shares of common stock of the Company held of record by the undersigned on ______________, 2006, at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 18685 E. Plaza Drive, Parker, Colorado 80134, at 10:00 a.m., Mountain Time on ______________, 2006, and at all adjournments or postponements thereof upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated ______________, 2006, copies of which have been received by the undersigned, hereby revoking any Proxy heretofore given.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT AND AS LISTED BELOW IN THIS PROXY.

         THE EFFECTIVENESS OF EACH OF THE PROPOSALS LISTED BELOW IS CONDITIONED UPON THE EFFECTIVENESS OF ALL OF THE PROPOSALS. IN OTHER WORDS, IF ANY ONE OF THE FOLLOWING PROPOSALS IS NOT APPROVED BY THE SHAREHOLDERS, NONE OF THE PROPOSALS WILL BE IMPLEMENTED.

         The Board of Directors of the Company recommends a vote "FOR" all of the matters that are being considered at the meeting.

         1. PROPOSAL ONE: APPROVAL OF THE TRANSACTIONS BY WHICH ORALABS (UNDER ITS NEW NAME, CHINA PRECISION STEEL, INC.) WILL ISSUE 94% OF ITS OUTSTANDING SHARES TO THE PSHL SHAREHOLDERS OR THEIR DESIGNEES IN EXCHANGE FOR ALL OF THE OWNERSHIP INTERESTS IN PARTNER SUCCESS HOLDINGS LIMITED.

         /   /FOR                 /   /AGAINST             /   /ABSTAIN

         2. PROPOSAL TWO: REDEMPTION OF ALL OF THE SHARES OF ORALABS HOLDING CORP. OWNED INDIVIDUALLY BY GARY H. SCHLATTER IN EXCHANGE FOR THE ISSUANCE TO HIM OF THE ENTIRE OWNERSHIP OF THE OPERATING SUBSIDIARY, ORALABS, INC., HELD BY ORALABS HOLDING CORP.

         /   /FOR                 /   /AGAINST             /   /ABSTAIN

         3. PROPOSAL THREE: APPROVAL OF THE 2006 DIRECTOR STOCK PLAN AND THE ISSUANCE TO ROBERT C. GUST OF 100,000 SHARES AND MICHAEL I. FRIESS OF 200,000 SHARES UNDER THAT PLAN.

         /   /FOR                 /   /AGAINST             /   /ABSTAIN

         4. PROPOSAL FOUR: APPROVAL OF THE SALE TO ORALABS, INC., THE WHOLLY-OWNED SUBSIDIARY OF ORALABS, OF UP TO 100,000 SHARES OF ORALABS COMMON STOCK TO SATISFY AN INDEMNITY OBLIGATION OF ORALABS, INC. IN CONNECTION WITH THE CLOSING OF THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT.

         /   /FOR                 /   /AGAINST             /   /ABSTAIN

         5. PROPOSAL FIVE: TO AUTHORIZE ORALABS (UNDER ITS NEW NAME, CHINA PRECISION STEEL, INC.) TO ISSUE AN UNDETERMINED NUMBER OF SHARES OF ORALABS COMMON STOCK, SHARES OF PREFERRED STOCK CONVERTIBLE INTO ORALABS COMMON STOCK OR WARRANTS TO PURCHASE ORALABS COMMON STOCK, IN AN AGGREGATE AMOUNT OF UP TO 22,600,000 SHARES OF COMMON STOCK IN CONNECTION WITH A POTENTIAL EQUITY FINANCING.

         6. PROPOSAL SIX: REINCORPORATION OF ORALABS IN DELAWARE AND CHANGE OF NAME.

         /   /FOR                 /   /AGAINST             /   /ABSTAIN

         7. PROPOSAL SEVEN: ELECTION OF DIRECTORS.


1. ELECTION OF DIRECTORS                   |_|          |_|            |_|
   (Instructions:  To withhold
   authority to vote for an              FOR ALL      FOR ALL       WITHHOLD
   individual nominee, strike a line                  EXCEPT       AUTHORITY
   through the nominee's name in                                    FOR ALL
   the list below and mark center
   box to right.)

         NOMINEES: Wo Hing Li, Hai Sheng Chen, Che Kin Lui, David Peter Wong,
                   Tung Kuen Tsui

         8. PROPOSAL EIGHT: APPROVAL OF THE CHINA PRECISION STEEL, INC. 2006 OMNIBUS LONG-TERM INCENTIVE PLAN

         /   /FOR                 /   /AGAINST             /   /ABSTAIN

         9. PROPOSAL 9: ELECTION OF INDEPENDENT AUDITORS. Ratify the selection of Murell, Hall McIntosh & Co., PLLP as the independent auditors for the fiscal year ended December 31, 2006.

         /   /FOR                 /   /AGAINST             /   /ABSTAIN

         In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting of Shareholders and at any adjournments thereof. The Board of Directors at present know of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting of Shareholders.

-----------------------------------         -----------------------------------
Signature                                   Signature if Held Jointly

-----------------------------------         -----------------------------------
Name (Please print)                         Name (Please print)

Date:                                       Date:
      -----------------------------               -----------------------------



                                       3